(2_FIDELITY_LOGOS)FIDELITY'S
BROADLY DIVERSIFIED INTERNATIONAL EQUITY
FUNDS
FIDELITY INTERNATIONAL GROWTH & INCOME FUND
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY OVERSEAS FUND
FIDELITY WORLDWIDE FUND

ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1996
AND
PROSPECTUS
DATED DECEMBER 30, 1996
CONTENTS



MARKET RECAP                                    A-3    A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                                       DURING THE LAST SIX MONTHS.

INTERNATIONAL GROWTH & INCOME FUND              A-4    PERFORMANCE
                                                A-5    FUND TALK: THE MANAGER'S OVERVIEW
                                                A-7    INVESTMENT CHANGES
                                                A-8    INVESTMENTS
                                                A-13   FINANCIAL STATEMENTS

DIVERSIFIED INTERNATIONAL FUND                  A-15   PERFORMANCE
                                                A-16   FUND TALK: THE MANAGER'S OVERVIEW
                                                A-18   INVESTMENT CHANGES
                                                A-19   INVESTMENTS
                                                A-25   FINANCIAL STATEMENTS

INTERNATIONAL VALUE FUND                        A-27   PERFORMANCE
                                                A-28   FUND TALK: THE MANAGER'S OVERVIEW
                                                A-30   INVESTMENT CHANGES
                                                A-31   INVESTMENTS
                                                A-35   FINANCIAL STATEMENTS

OVERSEAS FUND                                   A-37   PERFORMANCE
                                                A-38   FUND TALK: THE MANAGER'S OVERVIEW
                                                A-40   INVESTMENT CHANGES
                                                A-41   INVESTMENTS
                                                A-45   FINANCIAL STATEMENTS

WORLDWIDE FUND                                  A-47   PERFORMANCE
                                                A-48   FUND TALK: THE MANAGER'S OVERVIEW
                                                A-50   INVESTMENT CHANGES
                                                A-51   INVESTMENTS
                                                A-55   FINANCIAL STATEMENTS


NOTES TO FINANCIAL STATEMENTS                   A-57   NOTES TO THE FINANCIAL STATEMENTS

REPORT OF INDEPENDENT ACCOUNTANTS               A-60   THE AUDITORS' OPINION

FIDELITY'S BROADLY DIVERSIFIED INTERNATIONAL    P-1
EQUITY
FUNDS PROSPECTUS


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MARKET RECAP


A world economic recovery and lower inflation in many areas of the globe helped international markets produce mostly positive returns for the one-year period ending October 31, 1996. Japan, however, proved to be the major exception as an underperforming stock market and a weak yen undermined the returns of U.S.-based investors. For the year, the Morgan Stanley Capital International (MSCI) EAFE Index (capital weighted) - which measures stock performance in Europe, Australia and the Far East - returned 10.47%.
EUROPE: Europe posted the most consistently strong equity markets when compared to other regions. The UK's FT-SE 100 Index broke 4000 for the first time and markets in Amsterdam, Brussels, Copenhagen, Dublin, Frankfurt, Istanbul and Oslo all posted historical highs during the period. Most European markets enjoyed stronger economic growth, low interest rates, higher corporate earnings and the relative weakness of the Continent's major currencies. In addition, a new emphasis on shareholder friendliness by many of the region's corporations helped them raise the value of their businesses. For the year ending October 31, 1996 the MSCI Europe Index was up 17.47%.
JAPAN AND THE FAR EAST: The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. Many of the benefits of a weak yen had been priced into the valuations of Japanese companies, and some investors became concerned about domestic demand for Japanese goods. For the year, the MSCI Japan Index was down 10.93% and the Tokyo Stock Exchange TOPIX Total Return Index, another measure of the Japanese market, was off 1%. In contrast, many markets in the rest of Asia had strong performance, although Korea, Singapore, India and Thailand were notable laggards. The MSCI Far East ex-Japan Free Index had a return of 9.89%. Top performing markets such as Hong Kong benefited from the rising value of the property sector, solid economic growth and stable interest rates. Despite shrinking trade deficits in some countries, declining export growth in the region was a lingering concern among investors.
EMERGING MARKETS: Despite the 6.48% return of the MSCI Emerging Markets Free Index, emerging market equity returns ran the gamut from negative to positive. As noted above, many of the Asian tiger markets had strong returns for their region and thus also for the emerging markets category. In Latin America, Venezuela was one of the world's top performing markets, while Brazil and Mexico had relatively strong returns as investors began to believe the worst might be over for the region. The mood in the region wasn't entirely euphoric, however, as structural problems such as low domestic savings and inefficient governments persisted. Looking at other regions, South Africa lagged as the rand plummeted more than 30% in value and Eastern European bourses had strong to moderately positive gains.
U.S. AND CANADA: The U.S. bull market celebrated its sixth birthday with the Dow Jones Industrial Average breaking the 6000 point barrier for the first time. For the period, the Standard & Poor's 500 Index returned 24.10%. The stock market was positively influenced by economic data indicating a slowing in the economy. Investors took heart in the fact that a slower economy would not spawn a rise in interest rates and thus crimp corporate profits. Large-capitalization companies with long-term earnings records were favored over small-caps as investors sought liquidity and stability. This trend is evident when one compares the return of large-cap S&P 500 to the 16.60% return of the small-cap-laden Russell 2000. The Canadian stock market benefited from low interest rates, a stable currency and the advent of an economic recovery. The Toronto Stock Exchange 300 Index surged 28.96% for the period.
BONDS: Emerging market debt - and particularly Brady bonds - continued their dominance of the world fixed-income scene. The JP Morgan Emerging Markets Bond Index returned 39.90%, soundly thrashing its developed-market counterpart, the Salomon Brothers Non-U.S. World Government Bond Index, which returned 5.45%. In the U.S., further signs of a slowing economy pushed the 30-year Treasury bond out of the narrow trading range it had maintained for several months. The long bond yield was as low as 6.64% on October 31, 1996. For Europe, bond market returns were generally positive, and the yields of countries such as Italy and Spain contracted relative to countries such as Germany, which is expected to be a core participant in the future European monetary union (EMU). Japanese bonds experienced great volatility during the period, but at the end of October they continued to reflect negative returns for U.S.-based investors, in part due to the weak yen.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1996.
Row: 1, Col: 1, Value: 22.38
Row: 1, Col: 2, Value: 23.69
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: -2.56
Row: 12, Col: 2, Value: 7.89
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 4.01
Row: 14, Col: 1, Value: 15.72
Row: 14, Col: 2, Value: 3.26
%
INTERNATIONAL GROWTH & INCOME
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. Prior to June 1, 1994, the fund imposed a 2% sales charge. If this sales charge were taken into account, total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                      YEAR     YEARS    FUND

INTERNATIONAL GROWTH & INCOME         10.66%   51.96%   127.83%

Morgan Stanley Capital                10.47%   44.54%   119.26%
 International EAFE Index

JP Morgan Global                      6.10%    56.96%   143.02%
 Government Bond Index

International Funds Average           10.73%   57.53%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on December 31, 1986. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. You can also compare the fund's performance to the JP Morgan Global Government Bond Index - a broad measure of bond performance in developed countries including the United States. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of 324 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                YEAR     YEARS    FUND

INTERNATIONAL GROWTH & INCOME   10.66%   8.73%    8.72%

Morgan Stanley Capital          10.47%   7.65%    8.30%
 International EAFE Index

JP Morgan Global                6.10%    9.44%    9.44%
 Government Bond Index

International Funds Average     10.73%   9.36%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961204 120805 S00000000000001
             Int'l Growth & Income       MS EAFE Index
             00305                       MS001
  1986/12/31      10000.00                    10000.00
  1987/01/31      10670.00                    11091.44
  1987/02/28      11140.00                    11423.38
  1987/03/31      11620.00                    12359.45
  1987/04/30      12070.00                    13667.22
  1987/05/31      12150.00                    13667.17
  1987/06/30      12269.85                    13231.74
  1987/07/31      12780.68                    13208.62
  1987/08/31      13131.25                    14199.03
  1987/09/30      13241.61                    13975.49
  1987/10/31      10468.71                    12017.28
  1987/11/30      10197.45                    12135.62
  1987/12/31      10832.65                    12495.97
  1988/01/31      10449.73                    12719.07
  1988/02/29      10923.34                    13566.88
  1988/03/31      11396.96                    14401.06
  1988/04/30      11699.26                    14610.33
  1988/05/31      11548.11                    14141.98
  1988/06/30      11417.11                    13769.22
  1988/07/31      11417.11                    14201.21
  1988/08/31      10852.81                    13277.87
  1988/09/30      11245.80                    13858.05
  1988/10/31      11900.80                    15043.77
  1988/11/30      12112.42                    15939.87
  1988/12/31      12085.31                    16028.75
  1989/01/31      12310.82                    16310.76
  1989/02/28      12351.82                    16394.60
  1989/03/31      12351.82                    16072.84
  1989/04/30      12659.34                    16221.91
  1989/05/31      12300.57                    15339.38
  1989/06/30      12341.57                    15081.17
  1989/07/31      13510.13                    16974.95
  1989/08/31      13325.62                    16211.52
  1989/09/30      13858.64                    16949.99
  1989/10/31      13192.36                    16268.98
  1989/11/30      13684.38                    17086.82
  1989/12/31      14396.16                    17717.27
  1990/01/31      14147.23                    17058.04
  1990/02/28      13649.38                    15867.48
  1990/03/31      13639.01                    14214.47
  1990/04/30      13607.90                    14101.66
  1990/05/31      14489.50                    15710.68
  1990/06/30      14945.87                    15572.31
  1990/07/31      15640.78                    15791.65
  1990/08/31      14302.81                    14258.15
  1990/09/30      12923.35                    12271.07
  1990/10/31      14219.84                    14183.13
  1990/11/30      13898.31                    13346.50
  1990/12/31      13931.49                    13562.71
  1991/01/31      14424.45                    14001.39
  1991/02/28      15238.91                    15502.33
  1991/03/31      14692.37                    14571.68
  1991/04/30      14917.41                    14714.78
  1991/05/31      14895.98                    14868.32
  1991/06/30      14177.97                    13775.78
  1991/07/31      14670.93                    14452.61
  1991/08/31      14617.35                    14159.11
  1991/09/30      15088.88                    14957.10
  1991/10/31      14992.43                    15169.13
  1991/11/30      14574.48                    14460.97
  1991/12/31      15051.28                    15207.78
  1992/01/31      15029.58                    14882.94
  1992/02/29      15051.28                    14350.25
  1992/03/31      14562.96                    13402.90
  1992/04/30      15203.21                    13466.61
  1992/05/31      15886.86                    14368.01
  1992/06/30      15734.94                    13686.50
  1992/07/31      15224.91                    13336.22
  1992/08/31      15496.20                    14172.68
  1992/09/30      15235.76                    13892.81
  1992/10/31      14421.88                    13164.07
  1992/11/30      14389.33                    13287.94
  1992/12/31      14548.43                    13356.67
  1993/01/31      14681.80                    13355.03
  1993/02/28      15081.91                    13758.44
  1993/03/31      16204.44                    14957.71
  1993/04/30      17104.69                    16377.23
  1993/05/31      17504.80                    16723.11
  1993/06/30      17271.40                    16462.20
  1993/07/31      17849.33                    17038.46
  1993/08/31      18782.92                    17958.25
  1993/09/30      18660.67                    17554.02
  1993/10/31      19171.92                    18094.99
  1993/11/30      18516.18                    16513.30
  1993/12/31      19652.02                    17705.68
  1994/01/31      20681.04                    19202.61
  1994/02/28      20311.94                    19149.42
  1994/03/31      19226.99                    18324.63
  1994/04/30      19484.25                    19102.13
  1994/05/31      19842.17                    18992.46
  1994/06/30      19361.21                    19260.86
  1994/07/31      19685.58                    19446.09
  1994/08/31      19875.72                    19906.48
  1994/09/30      19417.14                    19279.52
  1994/10/31      19618.47                    19921.52
  1994/11/30      19014.48                    18964.09
  1994/12/31      19087.75                    19082.84
  1995/01/31      18441.10                    18349.76
  1995/02/28      18568.12                    18297.10
  1995/03/31      19630.47                    19438.31
  1995/04/30      19988.44                    20169.36
  1995/05/31      19734.40                    19928.93
  1995/06/30      19780.59                    19579.44
  1995/07/31      20946.87                    20798.38
  1995/08/31      20704.38                    20005.00
  1995/09/30      20854.49                    20395.70
  1995/10/31      20588.90                    19847.46
  1995/11/30      20900.68                    20399.69
  1995/12/31      21422.63                    21221.60
  1996/01/31      21482.31                    21308.72
  1996/02/29      21434.57                    21380.76
  1996/03/31      21792.61                    21834.80
  1996/04/30      22341.60                    22469.61
  1996/05/31      22365.47                    22056.13
  1996/06/30      22520.62                    22180.26
  1996/07/31      21995.50                    21531.99
  1996/08/31      22269.99                    21579.17
  1996/09/30      22807.05                    22152.44
  1996/10/31      22783.18                    21925.75
IMATRL PRASUN   SHR__CHT 19961031 19961204 120807 R00000000000121

Let's say hypothetically that $10,000 was invested in Fidelity International Growth & Income Fund on December 31, 1986, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $22,783 - a 127.83% increase on the initial investment. For comparison, look at how both the Morgan Stanley Capital International EAFE Index and the JP Morgan Global Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the EAFE index would have grown to $21,926 - a 119.26% increase. If $10,000 was put in the bond index, it would have grown to $24,302 - a 143.02% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL GROWTH & INCOME
FUND TALK: THE MANAGER'S OVERVIEW



An interview with John Hickling, Portfolio Manager of Fidelity International Growth & Income Fund
Q. HOW DID THE FUND PERFORM, JOHN?
A. Pretty well. For the year ending October 31, 1996, the fund had a total return of 10.66%. In order to evaluate performance, we can compare the fund's return to two separate indexes because the fund invests in both stocks and bonds - and no single index tracks both. For the past year, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 10.47%. The JP Morgan Global Government Bond Index - which tracks the performance of government bonds in 13 developed countries including the U.S. - returned 6.10% for the same period. Additionally, the international funds average, as tracked by Lipper Analytical Services, was 10.73% for the same time period.
Q. WHY DO YOU THINK THE FUND HELD UP SO WELL AGAINST THE INDEXES?
A. It's a combination of underweighting Japan relative to the EAFE and JP Morgan indexes and overweighting Europe in both equities and fixed income. U.S.-based investors in Japan were hurt by the weakening yen and an underperforming stock market. Additionally, Japanese bonds were very volatile, and their paltry yields offered little compensation for that volatility. Europe was just the opposite. European stocks and bonds did fairly well with many well-managed, undervalued companies to choose from, supported by an environment of moderate economic growth.
Q. O.K., JOHN. LET'S STEP BACK AND TAKE A LOOK AT SOME OF THESE MARKETS. HOW DID YOU POSITION THE FUND IN EUROPE?
A. On the equity side, I tried to take advantage of mergers and acquisitions, companies with oversold stocks and - to a certain extent - cyclical companies. Let me give you some examples. Earlier in the year, the fund participated in the price appreciation that resulted from the merger announcement of CIBA-GEIGY and Sandoz, or Lucas and Varity. There were also several once-high-flying growth stocks, such as Nokia and Ericsson, that have been able to turn around their earnings declines. I also found value in some cyclical stocks - or those that tend to perform better in the first stages of an economic recovery. That's why the fund owned oil and gas stocks such as Total, British Petroleum and Royal Dutch Petroleum during the period.
Q. IN GENERAL, WHY DO YOU THINK EUROPEAN EQUITY MARKETS HAVE BEEN SOLID?
A. A year ago most analysts had given Europe up for dead. Many said Europe was nothing more than an open air museum. I saw an exciting opportunity. Governments and companies were beginning to realize a strong corporate sector was necessary. Interest rates were low, and many companies were cutting costs, consolidating, executing mutually beneficial mergers and realizing their value. Combined with undervalued stocks, these are the factors that drove the market this year.
Q. WHAT ABOUT EUROPEAN BONDS?
A. Equities outperformed bonds although slow-to-moderate growth and falling interest rates helped bonds record positive returns. What's appealing about Europe is the prospect for economic and monetary union in 1999 under the Maastricht Treaty criteria. The treaty requires low budget deficits relative to gross domestic product, as well as fiscal prudence. That's great for bonds by itself. More importantly though, as countries with higher-yielding debt such as Italy and Spain come closer to the Maastricht criteria, their yield advantage relative to more stable bonds narrows and their prices rise. We've already seen some evidence of this strong relative performance of bonds from Italy and Spain this year.
Q. TURNING TO JAPAN, WHAT CAN YOU TELL US ABOUT THE
FUND'S HOLDINGS?
A. I still have some "core" equity positions in Japan. Honda, for example, has shown the ability to cut costs and raise sales in a very tough domestic market while remaining a global player. What concerns me about Japanese companies is that back when the yen was strong, many companies were talking about restructuring, cutting costs and raising the value of their companies. Now that the yen is weak and Japanese exports are more competitively priced, many of these same companies think the pressure is off. That could prove detrimental in the long run.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. Cookson Group, a UK conglomerate, was disappointing. The company's electronics unit was adversely affected by the global semiconductor supply glut and the resulting drop in memory chip prices.
Q. WHAT'S YOUR OUTLOOK?
A. As always, I will continue to look for undervalued securities around the globe. For example, while positions in Europe have been good for the fund, everyone likes Europe now. Therefore, there's the potential that stocks and bonds could get too expensive. With Japan, however, you would be hard pressed to find an analyst touting the Japanese market. Sometimes, when most of the world is bearish on a particular region, that may be the time to start getting back in. Additionally, I will continue to look for value in the convertible securities market. As I said in the fund's last shareholder report, convertibles - which can be bonds or preferred stock that is convertible into common stock at a fixed price - can offer much of the upside potential of equities with more of the downside protection offered by bonds. I still believe this area can be inefficiently priced and may, in the future, offer some opportunities to benefit the fund.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: growth of capital and current income by investing mainly in foreign stocks and bonds
FUND NUMBER: 305
TRADING SYMBOL: FIGRX
START DATE: December 31, 1986
SIZE: as of October 31,1996, more than
$1.0 billion
MANAGER: John Hickling, since March 1996;
manager, Fidelity Overseas Fund, Fidelity Advisor
Overseas Fund and Fidelity VIP: Overseas,
1993-March 1996; Fidelity Advisor Annuity
Overseas Fund, 1995-1996; joined Fidelity in 1982
(checkmark)
JOHN HICKLING ON SEARCHING FOR HIDDEN VALUE:
"Restructuring, consolidation and cost cutting are all very positive developments an investor looks for in a company. On the other hand, all these things are usually very well publicized in the business media.
What I try to do is look for hidden value, or some attributes of a company that may not be readily apparent to the casual observer. For example, take
Telefonica de Espana. The Spanish company is an international telecommunications provider. What many people don't realize, though, is that the company provides supplemental services such as call waiting or voice mail. While these things are well known in the U.S., they are just beginning to be used in other parts of the world. The great thing about these services is that they cost little or nothing to maintain and are a constant source of revenue."
(solid bullet) The latest economic numbers point to slow- to moderate-growth in Europe. According to THE
ECONOMIST, consumer-price inflation stood at an annual rate of 1.5% in Germany, 1.8% in France and 2.7% in Britain. Additionally, the 0.9% increase in German producer prices for the year that ended in October 31, 1996, is the first year-on-year increase since September 1995.
DISTRIBUTIONS
The Board of Trustees of Fidelity International
Growth & Income Fund voted to pay on December 9,
1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $.37 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.29 per share from net investment income.
A total of 10.57% of the dividends distributed during the fiscal year was derived from interest on U.S.
government securities which is generally exempt from state income tax.
A total of 2% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
INTERNATIONAL GROWTH & INCOME
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
France 7.2%
United States 12.1%
Row: 1, Col: 1, Value: 12.1
Row: 1, Col: 2, Value: 17.9
Row: 1, Col: 3, Value: 4.5
Row: 1, Col: 4, Value: 29.5
Row: 1, Col: 5, Value: 3.6
Row: 1, Col: 6, Value: 15.2
Row: 1, Col: 7, Value: 10.0
Row: 1, Col: 8, Value: 7.2
Germany 10.0%
United
Kingdom 17.9%
Japan 15.2%
Sweden 4.5%
Netherlands 3.6%
Other 29.5%
AS OF APRIL 30, 1996
Australia 3.4%
United States 5.9%
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 11.5
Row: 1, Col: 3, Value: 6.3
Row: 1, Col: 4, Value: 23.4
Row: 1, Col: 5, Value: 3.3
Row: 1, Col: 6, Value: 26.8
Row: 1, Col: 7, Value: 10.1
Row: 1, Col: 8, Value: 9.300000000000001
Row: 1, Col: 9, Value: 3.4
France 9.3%
United Kingdom 11.5%
Sweden 6.3%
Germany 10.1%
Other 23.4%
Japan 26.8%
Netherlands 3.3%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   68.0          75.4

Bonds                    4.3           1.1

Government obligations   20.4          22.8

Short-term investments   7.3           0.7

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Veba AG Ord.                            1.4           1.2
(Germany, Electric Utility)

Canon, Inc.                             1.3           1.4
(Japan, Computers & Office Equipment)

AKZO Nobel NV                           1.3           1.2
(Netherlands, Chemicals & Plastics)

Total SA sponsored ADR                  1.3           1.1
(France, Oil & Gas)

Honda Motor Co. Ltd.                    1.2           0.6
(Japan, Autos, Tires, & Accessories)

British Petroleum PLC Ord.              1.1           0.9
(United Kingdom, Oil & Gas)

Huhtamaki Ord.                          1.1           0.7
(Finland, Foods)

Pechiney SA Class A                     1.1           1.2
(France, Metals & Mining)

Sony Corp.                              1.0           1.8
(Japan, Consumer Electronics)

Volvo AB Class B                        1.0           1.2
(Sweden, Autos, Tires, & Accessories)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            11.1           10.2

Durables                           8.5            12.1

Basic Industries                   8.4            10.5

Utilities                          7.3            7.5

Technology                         5.5            7.0

Industrial Machinery & Equipment   5.2            8.6

Energy                             4.8            5.5

Retail & Wholesale                 4.5            4.1

Nondurables                        4.3            2.2

Construction & Real Estate         3.3            2.1


INTERNATIONAL GROWTH & INCOME
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 66.4%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.7%
Telefonica de Argentina SA
 sponsored ADR  80,000 $ 1,860,000
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  241,000  5,482,750
  7,342,750
AUSTRALIA - 1.1%
Brambles Industries Ltd.   145,000  2,398,489
Commonwealth Bank of Australia (b)  8,005  75,076
Commonwealth Bank of Australia
 Final Installment Receipt (a)(g)  163,800  986,557
Fosters Brewing Group Ltd.   2,195,000  3,995,635
National Mutual Holdings Ltd. (a)(b)  407,000  579,816
QNI Ltd.   1,765,400  3,548,954
  11,584,527
AUSTRIA - 0.7%
Austria Mikro Systeme International  2,150  136,559
EVN (Energie-Versor Nieder)  34,680  4,694,609
Mayr Melnhof Karton AG (a)  50,000  2,449,763
  7,280,931
BELGIUM - 0.9%
Bekaert SA  3,960  3,197,173
Delhaize Freres & Cie Le Lion SA  50,000  2,789,813
Solvay & Cie SA  5,200  3,105,086
  9,092,072
BERMUDA - 0.2%
Sakura Finance Bermuda Trust sponsored
 ADR (b)  35  2,012,053
BRAZIL - 1.0%
Aracruz Celulose SA ADR  225,000  1,800,000
Compania Cervejaria Brahma PN
 (Pfd. Reg.)  3,350,000  2,070,316
Multicanal Participacoes SA
 sponsored ADR  57,000  798,000
Telebras ON  51,000,000  3,107,155
Telesp:
 ON (a)  479,988  81,750
 PN (Pfd. Reg.)  11,200,000  2,049,246
  9,906,467
CANADA - 0.3%
AT Plastics, Inc.   74,900  721,887
Inco Ltd.   51,600  1,632,680
JDS Fitel, Inc.  45,000  689,230
Viridian, Inc.   2,000  26,000
Westaim Corp.   1,946  6,325
  3,076,122
CHILE - 0.1%
Santa Isabel SA sponsored ADR  51,000  1,434,375
CHINA (PEOPLES REP) - 0.3%
Maanshan Iron & Steel Co. Ltd.
 Class H  13,000,000  2,320,167
Shanghai Industrial Holdings Ltd.
 Class H (a)(b)  443,000  1,005,490
  3,325,657
DENMARK - 1.1%
International Service Systems AS,
 Series B  245,000  6,932,535
Novo-Nordisk AS Class B  25,000  4,150,089
  11,082,624

 SHARES VALUE (NOTE 1)
FINLAND - 2.9%
America Group Ltd. Class A  140,000 $ 3,186,927
Huhtamaki Ord.   250,000  10,832,032
Nokia Corp. AB, Series A  140,000  6,447,753
Valmet OY  512,100  7,794,075
Valmet OY (b)  65,000  989,289
  29,250,076
FRANCE - 5.5%
Accor SA  7,682  962,499
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  102,900  8,755,738
Assurance Generales De France
 Vie SA  (b)  115,000  3,384,465
Axime SA Ex Segin (a)(b)  30,000  3,108,899
BQE National Paris Ord. (a)  80,000  2,986,729
Carrefour Supermarche SA  1,800  996,604
Credit Lyonnais (a)  75,000  2,047,717
Elf Sanofi SA  3,100  280,174
Michelin SA (Compagnie Generale
 des Etablissements) Class B  200,000  9,621,390
Pechiney SA Class A  250,000  10,709,407
Total SA sponsored ADR  327,192  12,760,488
  55,614,110
GERMANY - 4.3%
BASF AG  100,000  3,231,991
Bayerische Hypotheken-und
 Wechselbank AG  200,000  5,909,286
Continental Gummi-Werke AG  120,000  2,090,978
Daimler-Benz AG Ord. (a)  130,000  7,663,230
Dresdner Bank AG Ord.  110,000  2,934,879
Hornbach Baumarket AG (Bearer)  25,000  807,009
Puma AG (Rudolf Dassler Sport) (a)(b)  30,000  899,239
Siemens AG  90,000  4,651,932
Veba AG Ord.   260,000  13,873,975
Volkswagen AG  3,000  1,198,458
  43,260,977
GREECE - 0.3%
OTE SA (b)  140,000  2,465,966
HONG KONG - 2.5%
HSBC Holdings PLC  119,543  2,448,710
Hong Kong & China Gas Co. Ltd.   3,165,600  5,567,906
Hong Kong & China Gas Co. Ltd.
 (warrants) (a)  263,800  97,234
Hong Kong Electric Holdings Ord.   1,530,000  4,897,377
Johnson Electric Holdings Ltd.   2,350,000  5,136,313
South China Morning Post Holdings  4,180,000  3,567,937
Sun Hung Kai & Co. Ltd.   1,000  262
Sun Hung Kai & Co. Ltd. (rights) (a)  400  12
Wharf Holdings Ltd. (b)   744,000  3,069,450
  24,785,201
INDONESIA - 1.2%
Astra International PT (For. Reg.)  1,941,000  4,041,498
Bank International Indonesia PT
 (For. Reg.)  1,528,888  2,461,399
Inti Indorayon Utama PT (For. Reg.) (a) 2,068,000 1,864,425 Indah Kiat Pulp & Paper (For. Reg.) 3,475,089 2,722,726
Matahari Putra Prima PT (For. Reg.) 1,097,500 954,124 Matahari Putra Prima PT (For. Reg.)
 (rights) (a)  1,097,500  482,951
  12,527,123
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ITALY - 0.8%
Italcementi Fabbriche Ruinite
 Cemento Spa  50,000 $ 265,179
Mediolanum Spa (a)(b)  228,000  2,244,444
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   600,000  2,077,582
Telecom Italia Spa  1,300,000  2,903,373
Telecom Italia Mobile Spa  310,000  638,458
  8,129,036
JAPAN - 14.8%
Acom Co. Ltd.   95,000  3,640,868
Advantest Corp. (a)  105,000  3,959,658
Amway Japan Ltd.   58,400  2,325,245
Aoyama Trading Co. Ord.   85,200  2,174,365
Canon, Inc.   700,000  13,383,031
Daito Trust Construction Co.  100,000  1,262,881
Daiwa House Industry Co. Ltd.   200,000  2,771,322
Daiwa Securities Co. Ltd.   274,000  2,955,668
Fuji Electric Co. Ltd.   594,000  2,693,252
Fuji Photo Film Co. Ltd.   300,000  8,603,377
Higashi Nihon House Co. Ltd.   100,000  1,438,281
Hitachi Koki Co. Ltd. Ord.   100,000  837,536
Hitachi Maxell Ltd.   200,000  3,946,503
Honda Motor Co. Ltd.   491,000  11,712,520
Hoya Corp.   52,000  1,705,591
Ishikawajima-Harima Heavy
 Industries Co. Ltd.  610,000  2,808,595
Jusco Co. Ltd.   149,000  4,416,751
Komatsu Ltd. Ord.   744,000  6,081,193
Konica Corp.   147,000  981,074
Matsushita Electric Industrial Co. Ltd.   300,000  4,788,424
Mitsubishi Electric Co. Ord.   245,000  1,415,961
Mitsui Trust and Banking Co. Ltd.   190,000  1,832,931
Namco Ltd.   98,000  2,930,761
Nitto Denko Corp.   200,000  2,964,262
Omron Corp.   300,000  5,340,934
Ricoh Co. Ltd. Ord.   250,000  2,477,527
Sankyo Co. Ltd.   160,000  3,957,027
Sekisui Chemical Co. Ltd.   750,000  8,353,432
Sekisui House Ltd.   300,000  3,157,203
Shimamura Corp.   65,000  2,382,811
Shin-Etsu Chemical Co. Ltd.   2,000  34,203
Sony Corp.   175,000  10,482,351
Takashimaya Co. Ltd.   184,000  2,630,300
Takeda Chemical Industries Ltd. (a)  335,000  5,729,007
Tokyo Electron Ltd. (a)  108,000  2,775,181
Toyota Motor Corp.   100,000  2,359,132
Uni Charm Corp. Ord.   121,000  2,939,443
Uny Co. Ltd.   300,000  5,183,074
Yamanouchi Pharmaceutical Co. Ltd.   50,000  1,012,936
  150,444,611
MALAYSIA - 1.1%
Arab Malaysian Corp. BHD  720,000  3,191,009
Hong Leong Credit BHD  562,000  3,113,450
Malaysian Industrial Development
 Finance BHD Ord.   418,000  711,250
TA Enterprise BHD  3,142,000  4,301,895
Tenega Nasional BHD  1,000  3,997
  11,321,601

 SHARES VALUE (NOTE 1)
MEXICO - 1.2%
BANACCI SA de CV Class B (a)  1,100,000 $ 2,346,299
Gruma SA Class B sponsored ADR (a)(b)   157,500  2,913,750
Grupo Financiero Bancomer Class B (a) 12,200,000 5,219,825 Grupo Financiero Inbursa SA Class B 479,000 1,562,610 Telefonos de Mexico SA sponsored ADR representing Ord. Class L shares  1,000  30,500
  12,072,984
NETHERLANDS - 3.6%
AKZO Nobel NV  105,300  13,236,405
ING Groep NV  100,000  3,110,210
KBB NV Ord.   45,000  3,135,197
KLM Royal Dutch Air Lines NV  30,000  712,585
Polynorm NV Ord.   10,000  858,394
Royal Dutch Petroleum Co.:
 ADR  33,200  5,490,450
 Ord.   40,000  6,589,646
Vendex International NV  80,243  3,231,705
  36,364,592
NORWAY - 0.7%
Norsk Hydro AS ADR  10,000  458,750
Orkla AS Class B (non-vtg.)  40,000  2,331,578
Saga Petroleum AS Class B  138,000  2,145,771
Smedvig AS  76,800  1,722,242
Smedvig AS, Series B (a)  19,200  414,058
  7,072,399
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  52,000  871,000
PHILIPPINES - 0.9%
Belle Resources Corp. (a)  6,256,000  1,666,363
Empire East Land, Inc. (a)  887,500  430,579
Guoco Holdings Philippines, Inc.   645,000  122,717
Megaworld Properties &
 Holdings, Inc. (a)  17,306,250  6,585,331
  8,804,990
PORTUGAL - 0.2%
Portugal Telecom SA  85,000  2,203,909
SINGAPORE - 0.2%
Far East-Levingston Shipbuilding Ltd.   167,000  806,861
Kim Engineering Holdings Ltd.   20,000  16,034
Sembawang Shipyard Ltd.   376,000  1,613,906
  2,436,801
SPAIN - 2.9%
Banco Bilbao Vizcaya SA Ord. (Reg.) 100,000 4,852,659 Banco Popular Espanol 15,000 2,863,460
Corporacion Mapfre Compania
 Internacional de Reaseguros SA  94,017  4,635,911
Dragados y Construcciones SA  225,000  3,011,388
FOCSA (Fomento Construcciones y
 Contratas SA)  10,000  810,864
Iberdrola SA  250,000  2,651,352
Tabacalera SA, Series A  110,000  4,020,663
Telefonica de Espana SA Ord.   325,000  6,511,956
  29,358,253
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - 3.4%
Autoliv AB  50,000 $ 2,118,982
Ericsson (L.M.) Telephone Co.:
 Class B  100,000  2,703,791
 Class B ADR  85,000  2,348,125
Esselte AB Class B Free shares 139,000 3,103,739 Forcenergy AB Class B Free shares 138,400 1,513,637
Scania AB:
 Class A  33,000  884,732
 Class B  33,000  884,732
Svedala Industri Free shares  100,000  1,564,553
Svenska Handelsbanken  200,000  4,921,507
Swedish Match Co.   681,300  2,028,372
Swedish Match Co. ADR  10,000  297,500
Volvo AB:
 ADR Class B  100,000  2,050,000
 Class B  500,000  10,367,062
  34,786,732
SWITZERLAND - 1.7%
CS Holding AG (Reg.)  50,000  4,978,509
CIBA-GEIGY AG (Reg.)  1,600  1,964,746
Julius Baer Holding AG  2,000  2,096,297
SIG AG (Reg.)  2,500  3,036,397
Surveillance, Societe Generale (Bearer)  2,400  5,432,391
  17,508,340
THAILAND - 0.3%
Thai Military Bank Ltd. (For. Reg.)  1,331,700  3,079,377
UNITED KINGDOM - 11.4%
Aegis Group PLC  2,040,000  2,082,723
Albright & Wilson PLC  550,000  1,736,009
BBA Group PLC  650,000  3,786,029
BTR PLC Ord.   250,000  1,047,381
Bass PLC Ord.   330,000  4,230,851
British Aerospace PLC  200,000  3,786,843
British Gas PLC Ord.   1,400,000  4,350,598
British Petroleum PLC Ord.   1,038,023  11,150,719
British Telecommunications PLC Ord.   630,000  3,643,911
Cable & Wireless PLC Ord.   380,000  3,017,109
Caradon PLC  1,600,000  6,286,728
Cookson Group PLC  2,214,492  8,142,731
Glaxo Holdings PLC  275,000  4,317,651
Grand Metropolitan PLC  558,800  4,213,992
Kingfisher PLC  300,000  3,197,055
Ladbroke Group PLC Ord.   1,700,000  5,517,971
Lex Service PLC Ord.   350,000  2,072,798
Lloyds TSB Group PLC  350,000  2,218,008
Lucasvarity PLC (a)  1,215,909  4,916,036
National Grid Co. PLC  1,153,700  3,378,726
Rolls Royce PLC Ord.   1,050,000  4,347,751
Safeway PLC (a)  1,024,971  6,078,503
Shanks & McEwan Group PLC  500,000  935,525
Shell Transport & Trading Co.
 PLC (Reg.)  40,000  655,356
Smith (W.H.) Group PLC Ord.   400,000  2,980,664
Royal & Sun Alliance Insurance
 Group PLC  520,100  3,566,744
Tomkins PLC Ord.   1,233,333  5,177,113
Unilever PLC Ord.   150,000  3,150,686
Vodafone Group PLC  1,350,000  5,216,561
WPP Group PLC  33,200  123,157
  115,325,929
TOTAL COMMON STOCKS
 (Cost $622,423,047)   673,821,585
PREFERRED STOCKS - 1.6%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.4%
HONG KONG - 0.2%
Jardine Strategic
 Holdings Ltd. 7 1/2% (a)  18,000 $ 1,966,500
JAPAN - 0.2%
AJL participating trust exchangeable  117,100  2,180,988
TOTAL CONVERTIBLE PREFERRED STOCKS   4,147,488
NONCONVERTIBLE PREFERRED STOCKS - 1.2%
GERMANY - 0.8%
Volkswagen AG  17,000  5,196,482
Wella AG  6,000  3,391,416
  8,587,898
ITALY - 0.4%
Banco Ambro Veneto  1,800,000  2,767,343
Italmobiliare Spa  90,000  539,247
Stet (Societa Finanziaria Telefonica) Spa  225,000  599,690
  3,906,280
TOTAL NONCONVERTIBLE PREFERRED STOCKS   12,494,178
TOTAL PREFERRED STOCKS
 (Cost $15,710,573)   16,641,666
CORPORATE BONDS - 4.3%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (F) AMOUNT (C)
CONVERTIBLE BONDS - 2.7%
ARGENTINA - 0.1%
Banco de Galicia y Buenos
 Aires SA 7%, 8/1/02 B1 $ 1,000,000  970,000
BERMUDA - 0.6%
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2  5,500,000  6,063,750
GRAND CAYMAN - 0.2%
Wharf Capital International
 1993 Ltd. 5%, 7/15/00 Baa2  1,750,000  2,205,000
JAPAN - 0.2%
Matsushita Electric Works Co.
 Ltd. 2.70%, 5/31/02 - JPY 81,000,000  852,445
Sony Corp. 0.15%, 3/30/01 Aa3 JPY 100,000,000  936,637
  1,789,082
MEXICO - 0.6%
Alfa SA de CV
 8%, 9/15/00 (b) -  1,900,000  1,957,000
Empresas Ica Sociedad
 Controladora SA de CV
 5%, 3/15/04 B3  6,000,000  3,990,000
  5,947,000
NETHERLANDS ANTILLES - 0.1%
Sumitomo Bank International
 Finance NV 0.75%,
 5/31/01 (b) A2 JPY 62,000,000  595,396
CORPORATE BONDS - CONTINUED
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
CONVERTIBLE BONDS - CONTINUED
UNITED KINGDOM - 0.8%
Glaxo Wellcome PLC
 4.30%, 9/28/98 A1 JPY 195,000,000 $ 2,009,428
Grand Metropolitan PLC euro
 6 1/2%, 1/31/00 A2  2,500,000  2,931,250
Land Securities PLC
 7%, 9/30/08 A1 GBP 2,000,000  3,709,560
  8,650,238
UNITED STATES OF AMERICA - 0.1%
Unisys Corp.
 8 1/4%, 3/15/06 B3  937,000  1,077,550
TOTAL CONVERTIBLE BONDS   27,298,016
NONCONVERTIBLE BONDS - 1.6%
AUSTRALIA - 1.6%
Queensland Treasury Corp.
 8%, 8/14/01 Aaa AUD 20,000,000  16,409,924
TOTAL CORPORATE BONDS
 (Cost $42,345,406)   43,707,940
GOVERNMENT OBLIGATIONS (E) - 20.4%
DENMARK - 0.5%
Danish Kingdom Bullet
 8%, 5/15/03 Aaa DKK 29,000,000  5,428,797
FRANCE - 1.7%
French Government:
 8 1/2%, 12/26/12 Aaa FRF 17,000,000  4,027,381
 OAT:
  7 1/4%, 4/25/06 Aaa FRF 20,000,000  4,272,834
  6%, 10/25/25 Aaa FRF 35,000,000  6,120,219
 Principal Strips 0%,
  10/25/25 Aaa FRF 110,000,000  2,692,553
  17,112,987
GERMANY - 4.9%
German Federal Republic:
 8%, 7/22/02 Aaa DEM 9,300,000  6,925,604
 6 5/8%, 7/9/03 Aaa DEM 12,200,000  8,478,395
 6%, 6/20/16 Aaa DEM 32,600,000  19,925,742
Treuhandanstalt
 7 1/2%, 9/9/04 Aaa DEM 20,000,000  14,519,582
  49,849,323
ITALY - 1.7%
Italian Republic (d):
 8 1/2%, 4/1/99 Aa3 ITL 15,600,000  10,607,236
 10 1/2%, 9/1/05 Aa3 ITL 8,000,000  6,015,336
  16,622,572
NEW ZEALAND - 0.1%
New Zealand Government
 9%, 11/15/96 Aaa NZD  1,500,000  1,059,982

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
SWEDEN - 1.1%
Swedish Government
 13%, 6/15/01 Aa1 SEK 60,000,000  $11,441,591
UNITED KINGDOM - 5.7%
United Kingdom, Great Britain &
 Northern Ireland:
  9 1/2%, 1/15/99 Aaa GBP  4,500,000  7,719,607
  9 3/4%, 8/27/02 Aaa GBP 13,100,000  23,658,207
  6 3/4%, 11/26/04 Aaa GBP  5,500,000  8,543,021
  7 3/4%, 9/8/06 Aaa GBP  5,100,000  8,357,340
  9%, 10/13/08 Aaa GBP  2,200,000  3,932,866
  8 3/4%, 8/25/17 Aaa GBP  3,000,000  5,285,208
  57,496,249
UNITED STATES OF AMERICA - 4.7%
U.S. Treasury Obligations:
 6 1/2%, 5/15/97 Aaa  7,820,000  7,865,200
 8 1/2%, 5/15/97 Aaa  7,535,000  7,656,238
 9 1/4%, 8/15/98 Aaa  7,385,000  7,820,050
 9 1/8%, 5/15/99 Aaa  7,400,000  7,961,956
 7 3/4%, 12/31/99 Aaa  7,550,000  7,935,730
 7 1/4%, 2/15/23 Aaa  750,000  784,335
 6 1/4%, 8/15/23 Aaa  830,000  779,677
 7 1/2%, 11/15/24 Aaa  1,570,000  1,722,086
 7 5/8%, 2/15/25 Aaa  2,750,000  3,064,105
 6 7/8%, 8/15/25 Aaa  1,860,000  1,901,552
  47,490,929
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $198,528,118)   206,502,430
CASH EQUIVALENTS - 7.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 73,809,357  73,798,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $952,805,144) $ 1,014,471,621
CURRENCY ABBREVIATIONS
AUD - Australian dollar
GBP - British pound
DKK - Danish krone
FRF - French franc
DEM - German deutsche mark
ITL - Italian lira
JPY - Japanese yen
NZD - New Zealand dollar
SEK - Swedish krona
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $25,300,333 or 2.5% of net assets.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Principal amount in thousands.
(e) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(f) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(g) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating AUD 728,910 is due November 14, 1997.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 22.5% AAA, AA, A 22.1%
Baa 0.2% BBB 0.0%
Ba 0.0% BB 0.5%
B 0.6% B 0.1%
Caa 0.0% CCC 0.0%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by both S&P and Moody's amounted to 0.3%.
Purchases and sales of securities, other than short-term securities, aggregated $950,117,256 and $834,379,306, respectively, of which U.S. government and government agency obligations aggregated $17,590,265 and $17,188,681, respectively.
The market value of futures contracts opened and closed during the period amounted to $86,965,988 and $149,507,809, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $129,561 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $953,346,953. Net unrealized appreciation aggregated $61,124,668, of which $82,398,759 related to appreciated investment securities and $21,274,091 related to depreciated investment securities. The fund hereby designates approximately $24,225,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $30,886,301. Taxes accrued or paid to foreign countries were $1,870,778. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   1.0%
Basic Industries   8.4
Cash Equivalents   7.3
Conglomerates   0.4
Construction & Real Estate   3.3
Durables   8.5
Energy   4.8
Finance   11.1
Government Obligations .  20.4
Health   2.5
Holding Companies   1.1
Industrial Machinery & Equipment   5.2
Media & Leisure   1.4
Nondurables   4.3
Precious Metals   0.1
Retail & Wholesale   4.5
Services   2.3
Technology    5.5
Transportation   0.6
Utilities   7.3
    100.0%
INTERNATIONAL GROWTH & INCOME
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1996

ASSETS

Investment in securities, at                                                                                      $ 1,014,471,621
value (including repurchase agreements of $73,798,000)
(cost $952,805,144) - See accompanying schedule

Cash                                                                                                               65,858

Receivable for investments sold                                                                                    933,593

Receivable for fund shares sold                                                                                    5,923,822

Dividends receivable                                                                                               1,969,851

Interest receivable                                                                                                4,916,884

 TOTAL ASSETS                                                                                                      1,028,281,629

LIABILITIES

Payable for investments purchased                                                                  $ 13,942,597

Payable for fund shares redeemed                                                                    6,216,937

Accrued management fee                                                                              640,886

Other payables and                                                                                  405,559
accrued expenses

 TOTAL LIABILITIES                                                                                                 21,205,979

NET ASSETS                                                                                                        $ 1,007,075,650

Net Assets consist of:

Paid in capital                                                                                                   $ 890,287,381

Undistributed net investment income                                                                                21,693,374

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                33,340,437

Net unrealized appreciation (depreciation) on investments                                                          61,754,458
and assets and liabilities in
foreign currencies

NET ASSETS, for 52,749,383                                                                                        $ 1,007,075,650
shares outstanding

NET ASSET VALUE, offering price                                                                                    $19.09
and redemption price per share ($1,007,075,650 (divided by) 52,749,383 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 16,619,452
Dividends

Interest                                                                          23,524,888

                                                                                  40,144,340

Less foreign taxes withheld                                                       (1,870,778
                                                                                 )

 TOTAL INCOME                                                                     38,273,562

EXPENSES

Management fee                                                     $ 7,427,387

Transfer agent fees                                                 2,766,580

Accounting fees and expenses                                        541,422

Non-interested trustees' compensation                               3,784

Custodian fees and expenses                                         463,057

Registration fees                                                   59,869

Audit                                                               51,300

Legal                                                               12,645

Miscellaneous                                                       17,049

 Total expenses before reductions                                   11,343,093

 Expense reductions                                                 (170,690      11,172,403
                                                                   )

NET INVESTMENT INCOME                                                             27,101,159

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              48,921,039

 Foreign currency transactions                                      (223,385
                                                                   )

 Futures contracts                                                  9,384,170     58,081,824

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              13,096,510

 Assets and liabilities in                                          15,887
 foreign currencies

 Futures contracts                                                  162,651       13,275,048

NET GAIN (LOSS)                                                                   71,356,872

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 98,458,031

OTHER INFORMATION                                                                $ 101,145
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       3,723

 Transfer agent interest credits                                                  65,822

                                                                                 $ 170,690


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                     $ 27,101,159      $ 30,974,801
Net investment income

 Net realized gain (loss)                                                                       58,081,824        (23,050,406)

 Change in net unrealized appreciation (depreciation)                                           13,275,048        21,918,171

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             98,458,031        29,842,566

Distributions to shareholders                                                                 (30,254,272)      (16,097,075)
From net investment income

 From net realized gain                                                                       -                 (24,102,957)

 TOTAL DISTRIBUTIONS                                                                          (30,254,272)      (40,200,032)

Share transactions                                                                              756,874,122       548,686,974
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 29,614,909        39,646,248

 Cost of shares redeemed                                                                    (750,852,349)     (1,042,678,966)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     35,636,682        (454,345,744)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      103,840,441       (464,703,210)

NET ASSETS

 Beginning of period                                                                           903,235,209       1,367,938,419

 End of period (including undistributed net investment income of $21,693,374 and
$24,058,046, respectively)                                                                     $ 1,007,075,650   $ 903,235,209

OTHER INFORMATION
Shares

 Sold                                                                                           41,219,618        32,087,835

 Issued in reinvestment of distributions                                                        1,655,407         2,423,206

 Redeemed                                                                                       (40,792,385)      (61,852,870)

 Net increase (decrease)                                                                        2,082,640         (27,341,829)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 E   1993   1992



Net asset value, beginning of period                              $ 17.83       $ 17.54     $ 17.25       $ 13.29       $ 13.99

Income from Investment Operations

 Net investment income                                            .54           .54         .38 B         .14 B         .31

 Net realized and unrealized gain (loss)                          1.32          .28 D       .02           4.14          (.84)

 Total from investment operations                                 1.86          .82         .40           4.28          (.53)



Less Distributions

 From net investment income                                       (.60)         (.21)       (.03)         (.31)         (.16)

 From net realized gain                                           -             (.32)       (.05)         (.01) C       (.01) C

 In excess of net realized gain                                   -             -           (.03)         -             -

 Total distributions                                              (.60)         (.53)       (.11)         (.32)         (.17)

Net asset value, end of period                                    $ 19.09       $ 17.83     $ 17.54       $ 17.25       $ 13.29

TOTAL RETURN A, I                                                 10.66%        4.95%       2.33%         32.94%        (3.81)%
                                                                        H             H

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,007,076   $ 903,235   $ 1,367,938   $ 1,002,847   $ 60,007

Ratio of expenses to average net assets                           1.16%         1.18%       1.21%         1.52%         1.62%

Ratio of expenses to average net assets after expense reductions  1.14% F       1.18%       1.21%         1.52%         1.62%

Ratio of net investment income to average net assets              2.76%         2.98%       2.16%         .87%          2.78%

Portfolio turnover rate                                           95%           141%        173%          24%           76%

Average commission rate G                                         $ .0065

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY
RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
D THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE
AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF
SALES AND REPURCHASES
OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE
INVESTMENTS OF THE FUND.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO
BOOK TO TAX DIFFERENCES.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
 WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
I TOTAL RETURNS DO NOT INCLUDE THE DEFERRED SALES CHARGE.


DIVERSIFIED INTERNATIONAL
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                                 PAST 1   LIFE OF
OCTOBER 31, 1996                              YEAR     FUND

DIVERSIFIED INTERNATIONAL                     18.66%   60.15%

Morgan Stanley Capital International          10.69%   54.47%
 GDP-Weighted EAFE Index

International Funds Average                   10.73%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on December 27, 1991. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a gross domestic product weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of 324 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
OCTOBER 31, 1996                        YEAR     FUND

DIVERSIFIED INTERNATIONAL               18.66%   10.19%

Morgan Stanley Capital International    10.69%   9.38%
 GDP-Weighted EAFE Index

International Funds Average             10.73%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961106 205313 S00000000000001
             Diversified International   MS GDP-Wtd. EAFE Index
             00325                       MS005
  1991/12/27      10000.00                    10000.00
  1991/12/31      10060.00                    10275.57
  1992/01/31       9860.00                    10188.63
  1992/02/29       9680.00                    10050.14
  1992/03/31       9140.00                     9554.95
  1992/04/30       9240.00                     9638.28
  1992/05/31       9750.00                    10205.78
  1992/06/30       9540.00                     9873.69
  1992/07/31       9190.00                     9524.06
  1992/08/31       9350.00                     9997.89
  1992/09/30       9140.00                     9631.08
  1992/10/31       8460.00                     9240.11
  1992/11/30       8460.00                     9285.20
  1992/12/31       8671.06                     9283.63
  1993/01/31       8873.42                     9391.13
  1993/02/28       9176.96                     9719.67
  1993/03/31       9915.57                    10383.39
  1993/04/30      10522.64                    11339.71
  1993/05/31      10785.71                    11516.97
  1993/06/30      10482.17                    11317.62
  1993/07/31      10805.94                    11658.22
  1993/08/31      11362.43                    12512.58
  1993/09/30      11210.66                    12250.09
  1993/10/31      11453.49                    12586.98
  1993/11/30      11028.54                    11584.19
  1993/12/31      11850.64                    12399.01
  1994/01/31      12739.44                    13347.09
  1994/02/28      12484.04                    13273.82
  1994/03/31      12085.61                    13083.23
  1994/04/30      12320.58                    13744.12
  1994/05/31      12300.15                    13428.70
  1994/06/30      12136.69                    13422.75
  1994/07/31      12555.55                    13734.43
  1994/08/31      12872.25                    13967.08
  1994/09/30      12504.47                    13476.08
  1994/10/31      12729.22                    13885.61
  1994/11/30      12044.75                    13266.77
  1994/12/31      11979.79                    13367.39
  1995/01/31      11428.51                    13024.96
  1995/02/28      11566.33                    13010.19
  1995/03/31      12128.21                    13599.39
  1995/04/30      12509.87                    14207.31
  1995/05/31      12615.88                    14069.97
  1995/06/30      12806.71                    13912.97
  1995/07/31      13633.63                    14822.36
  1995/08/31      13421.60                    14203.34
  1995/09/30      13676.04                    14371.87
  1995/10/31      13495.81                    13955.28
  1995/11/30      13633.63                    14249.36
  1995/12/31      14132.55                    14859.11
  1996/01/31      14555.74                    15047.94
  1996/02/29      14566.88                    15092.84
  1996/03/31      14856.44                    15292.91
  1996/04/30      15391.00                    15769.16
  1996/05/31      15546.91                    15536.30
  1996/06/30      15691.69                    15658.22
  1996/07/31      15190.54                    15208.75
  1996/08/31      15446.68                    15200.26
  1996/09/30      15914.43                    15618.28
  1996/10/31      16003.52                    15447.32
IMATRL PRASUN   SHR__CHT 19961031 19961106 205315 R00000000000062

Let's say hypothetically that $10,000 was invested in Fidelity Diversified International Fund on December 27, 1991, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $16,015 - a 60.15% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International GDP-weighted EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,447 - a 54.47% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
DIVERSIFIED INTERNATIONAL
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Greg Fraser, Portfolio Manager of
Fidelity Diversified International Fund
Q. HOW DID THE FUND DO, GREG?
A. The fund returned 18.66% for the year ending October 31, 1996. For the same time period, the Morgan Stanley Capital International GDP-weighted Europe, Australasia, Far East (EAFE) Index, a broad measure of stock performance in those regions, was up 10.69%, while the international funds average returned 10.73%, according to Lipper Analytical Services.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE?
A. Overall, the fund was helped by a low weighting in Japan relative to the index and a large weighting in Canada. As most shareholders know, the fund usually has a broadly diversified portfolio and rarely does any individual company account for more than 2% of assets. So there were many moderate successes over the course of the year rather than one large position that happened to have worked out well. To use a baseball analogy, there were a lot of singles and doubles rather than one grand slam. Now let's look at some of those successes during the period. Many banks around the world - especially those in Scandinavia, Canada and the Far East, other than Japan
- performed well. Chemical and pharmaceutical companies such as Bayer and BASF in Germany, SmithKline Beecham in the United Kingdom and AKZO Nobel in the Netherlands were also successful investments. Another sector that tended to do well was energy, including such companies as Royal Dutch Petroleum and Total in Europe, and a variety of companies in Canada. Finally, some stocks in emerging markets, such as Telebras, the Brazilian telephone utility, helped the fund during the period.
Q. WHICH INVESTMENTS WERE DISAPPOINTING FOR THE FUND?
A. By and large, there were not too many disappointing investments during this period. Typically, a few companies will suffer from government regulatory or policy decisions. Thus, in France, Eramet, which is an inexpensively priced nickel company operating in the South Pacific, came under pressure after the government was said to have made comments many investors felt were negative for the company. Most Japanese stocks provided mediocre performance for dollar-based investors.
Q. DOES THE FUND HAVE TOO LARGE OF A HOLDING IN BANKS?
A. The fund owns about 12% in banks, so on the face of it, that might seem like too much. But to really answer the question, one has to ask "Compared to what?" to get a sense of calibration. There are several things to keep in mind. First, in many countries banks are an extremely important part of the economy, accounting for a much larger share of economic activity than they do in the U.S. In several countries-notably, Japan, Germany and France-banks not only will make loans but also will have large equity investments in client companies. In Japan, for instance, the market value of banks is almost one-third of the value of the whole stock market. For the GDP-weighted EAFE index, banks account for about 16% of the index, so the fund's holdings appear quite normal with respect to the index as a whole. Second, it is also important to remember that the models the fund uses tend to include less-expensive banks. So the fund owns very few expensive Japanese banks, while it owns relatively more inexpensive banks, such as those in Canada and Scandinavia. So even if the fund were to overweight a particular industry in the future, its value orientation may lessen the downside risk that results from the overweighting.
Q. WHY HAS JAPAN FALLEN TO ABOUT 16% OF THE FUND ON OCTOBER 31 FROM ABOUT 19% ON APRIL 30?
A. As long-time shareholders know, the fund uses two general types of computer models to make investment decisions. One set of models, which I call the top-down models, uses data such as market valuation levels, interest rates, earnings growth rates and a host of other variables to choose countries whose markets will outperform the typical market. The other models, which I call the bottom-up models, focus on individual companies. During the period, top-down models did not find the Japanese market particularly compelling, even though interest rates were very low and low interest rates often are associated with high stock valuation levels. But the bottom-up models located a few opportunities among individual stocks for the fund to invest in. Since Japan still accounts for about 36% of the total stock market as defined by the GDP-weighted EAFE index, I always want the fund to have some exposure there.
Q. WHY HAS THE FUND INVESTED SO MUCH IN CANADA?
A. Even though the Canadian market isn't part of the EAFE universe of countries, it is a very important market for investors interested in opportunities outside of the United States. I found a lot of very exciting companies in Canada, ranging from very reasonably valued banks to rapidly growing energy companies to state-of-the-art technology companies. One added bonus is that the reporting standard for Canadian companies is about the same as for those in the United States, which is among the best in the world.
Q. HOW HAS THE STRENGTH OF THE DOLLAR AFFECTED THE FUND?
A. The strength of the dollar probably has modestly held back the performance of the fund in the past year - especially for Japanese holdings. But good price performance in most markets in local currency terms resulted in strong dollar-based returns for shareholders. As I've noted in previous reports, a change in the value of the dollar affects the fund in several ways. First, there is an immediate currency translation impact. So a share priced in deutsche marks that is worth a certain number of dollars will be worth fewer dollars if the dollar is strong, assuming that the price in deutsche marks remained the same. Often, the prices of companies involved in exporting tend to do well in local currency terms when their currency is weak. In theory, a relatively weak currency can increase export competitiveness, leading to an increase in the expected earnings for these types of companies. So the longer-term business impact of a weak currency can sometimes offset the exchange rate impact, at least for companies heavily involved in exports. In reality, of course, it's much more complicated than this. It's very important for shareholders to remember that because this fund generally doesn't hedge foreign currency exposure, a strong dollar, especially if it happens at the same time that foreign markets are falling in local currency terms, could cause shareholders painful losses sometime in the future.
Q. WHAT IS A CLOSED-END INVESTMENT COMPANY AND WHY DOES THE FUND OWN THEM?
A. Closed-end funds are funds that trade on exchanges and issue a set number of shares. A closed-end fund's net asset value - the value of the fund's holdings divided by the number of shares outstanding - and its market price aren't necessarily connected. So when the price of the share drops below the value of its holdings, the shares are said to "trade at a discount." Most of the closed-end funds the fund owns trade at a discount of at least 15%. That means that the fund is buying assets worth $1 for 85 cents or less. Since the discounts can widen further, especially in the near term, there is no guarantee of profits. Over time, however, there's evidence that shows buying deeply discounted closed-end fund shares can add value. So I try to buy funds that have reasonable expense levels at big discounts.
Q. GREG, WHAT'S YOUR OUTLOOK FOR THE FUND?
A. While the valuation of many international companies continues to look quite reasonable when compared to their U.S. peers, many companies around the world look less compelling now on an absolute basis, often because their share prices have risen. So I'm somewhat more cautious than I was six months ago. If the U.S. market were to suffer a severe correction, as some analysts have predicted, I believe that most foreign markets would also follow suit. Also, interest rates have fallen around the world and are at quite low levels in many countries. So if interest rates were to rise, share prices would tend to be under pressure.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in foreign equity securities that are determined, mainly through both technical and fundamental analysis, to be undervalued compared to others in their industries and countries
FUND NUMBER: 325
TRADING SYMBOL: FDIVX
START DATE: December 27, 1991
SIZE: as of October 31, 1996, more than
$665 million
MANAGER: Greg Fraser, since 1991; manager,
Fidelity Select Defense and Aerospace
Portfolio, 1989-1990; Fidelity Select
Environmental Services Portfolio, 1991; joined
Fidelity in 1986
(checkmark)
GREG FRASER ON USING ACADEMIC RESEARCH TO HELP THE
FUND:
"There is a new interdisciplinary field called
"behavioral finance" that, over time, has the potential to improve the models used to run the fund.
Behavioral finance is part finance, part psychology, part economics and part statistics. The focus of this research is to understand the decisions investors
 DO make, and to understand the decisions that they SHOULD make. These studies have focused on areas such as how stock prices react to earnings announcements, why some investors prefer cash dividends and whether the price history of stocks can be used to make superior profits. Often the academic researchers are attempting to explain an anomaly - that is, some behavior or result not adequately explained by the current theoretical framework. Our quantitative group here at Fidelity cares less about explaining the anomalies and more about exploiting them. We study these anomalies to develop models to outperform the market.
Members of our group attend many conferences and read the leading academic journals in finance to search out ideas that can improve our existing models or serve as the basis for new models."
DISTRIBUTIONS
The Board of Trustees of Fidelity Diversified
International Fund voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $.36 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.
A total of 9% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
DIVERSIFIED INTERNATIONAL
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Australia 3.6%
United States 9.0%
Row: 1, Col: 1, Value: 9.0
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 3.4
Row: 1, Col: 4, Value: 7.5
Row: 1, Col: 5, Value: 27.6
Row: 1, Col: 6, Value: 5.4
Row: 1, Col: 7, Value: 16.3
Row: 1, Col: 8, Value: 7.3
Row: 1, Col: 9, Value: 4.2
Row: 1, Col: 10, Value: 9.699999999999999
Row: 1, Col: 11, Value: 3.6
Canada 9.7%
United Kingdom 6.0%
France 4.2%
Switzerland 3.4%
Sweden 7.5%
Germany 7.3%
Japan 16.3%
Other 27.6%
Netherlands 5.4%
AS OF APRIL 30, 1996

Canada 6.6%
United States 4.2%
United Kingdom 5.2%
Row: 1, Col: 1, Value: 4.2
Row: 1, Col: 2, Value: 5.2
Row: 1, Col: 3, Value: 6.4
Row: 1, Col: 4, Value: 33.7
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 19.3
Row: 1, Col: 7, Value: 3.9
Row: 1, Col: 8, Value: 8.300000000000001
Row: 1, Col: 9, Value: 6.6
Row: 1, Col: 10, Value: 6.6
France 6.6%
Sweden 6.4%
Germany 8.3%
Hong Kong 3.9%
Other 33.7%
Japan 19.3%
Netherlands 5.8%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks and closed-end    90.5          96.6
 investment companies

Bonds                    0.8           0.8

Short-term investments   8.7           2.6

TOP TEN STOCKS
                                            % OF FUND'S   % OF FUND'S
                                            INVESTMENTS   INVESTMENTS
                                                          6 MONTHS AGO

Veba AG Ord.                                1.0           1.5
(Germany, Electric Utility)

Bayer AG                                    1.0           1.2
(Germany, Chemicals & Plastics)

AKZO Nobel NV                               0.9           0.0
(Netherlands, Chemicals & Plastics)

SmithKline Beecham PLC ADR                  0.9           0.7
(United Kingdom, Drugs & Pharmaceuticals)

Canadian Imperial Bank of Commerce          0.9           0.0
(Canada, Banks)

HSBC Holdings PLC                           0.9           0.5
(Hong Kong, Banks)

CIBA-GEIGY AG (Reg.)                        0.9           0.9
(Switzerland, Drugs & Pharmaceuticals)

Unilever NV ADR                             0.9           0.8
(Netherlands, Household Products)

Fuji Photo Film Co. Ltd.                    0.9           1.3
(Japan, Photographic Equipment)

Shell Transport & Trading Co. PLC (Reg.)    0.9           0.5
(United Kingdom, Oil & Gas)

TOP TEN MARKET SECTORS
                   % OF FUND'S   % OF FUND'S
                   INVESTMENTS   INVESTMENTS
                                 6 MONTHS AGO

Finance            26.3          23.9

Energy             8.8           7.9

Basic Industries   7.6           9.1

Utilities          6.1           8.4

Health             5.7           6.7

Durables           5.5           6.6

Technology         5.5           7.4

Nondurables        5.0           5.6

Media & Leisure    4.1           4.2

Transportation     3.2           1.0


DIVERSIFIED INTERNATIONAL
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.1%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.6%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares  100,000 $ 1,812,500
Telefonica de Argentina SA sponsored
 ADR  35,000  813,750
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  50,000  1,137,500
  3,763,750
AUSTRALIA - 3.6%
Austereo Ltd.   200,000  324,495
Australia & New Zealand Banking
 Group Ltd.   700,000  4,083,091
Australian Oil & Gas Corp. Ltd.   400,000  405,222
Burns Philp & Co. (a)  50,000  79,145
Caltex Australia Ltd.   443,386  1,459,818
Commonwealth Bank of Australia (b)  257,330  2,413,416
Consolidated Rutile Ltd. (a)  53,201  94,738
Foodland Associated Ltd.  450,000  1,944,593
Fosters Brewing Group Ltd.   1,500,000  2,730,503
Kurts (Peter) Properties Ltd.   100,000  121,883
National Australia Bank Ltd.   300,000  3,288,475
National Mutual Property Trust  500,000  407,597
News Corp. Ltd. ADR  60,000  1,357,500
Pacific Dunlop PLC  516,000  1,143,487
Santos Ltd.   300,000  1,196,672
Savage Resources Ltd.   300,597  297,384
Savage Resources Ltd. (warrants) (a)  5,500  1,393
Seven Network Ltd.   100,000  308,666
Siddons Ramset Ltd.   104,720  513,860
Sons of Gwalia NL  150,000  967,548
Tyndall Australia Ltd.   200,000  302,334
Western Mining Holdings Ltd.   101,460  636,783
  24,078,603
AUSTRIA - 0.2%
OMV AG (b)  10,000  977,095
VA Technologie AG  4,000  558,340
  1,535,435
BAHAMAS (NASSAU) - 0.9%
Sun International Hotels Ltd. Ord. (a)  120,000  5,670,000
BELGIUM - 0.8%
Delhaize Freres & Cie Le Lion SA  100,000  5,579,626
BERMUDA - 1.6%
Benor Tankers (a)  350,000  2,078,417
Lasalle Re Holdings Ltd.   50,000  1,450,000
Mid Ocean Ltd.   50,000  2,350,000
PartnerRe Ltd.   100,000  2,875,000
RenaissanceRE Holdings Ltd.  60,000  1,747,500
Smartone Telecommunications
 Holdings Ltd. (b)  90,000  200,784
  10,701,701
BRAZIL - 0.9%
Bradesco PN  60,000,000  511,530
Compania Cervejaria Brahma PN:
 (Pfd. Reg.) (warrants) (a)  188,529  18,348
 (Pfd. Reg.)  3,000,000  1,854,015
Multicanal Participacoes SA
 sponsored ADR  38,000  532,000
Telebras sponsored ADR  45,000  3,352,500
  6,268,393

 SHARES VALUE (NOTE 1)
CANADA - 9.4%
Alberta Energy Co. Ltd.   130,000 $ 2,792,964
Agrium, Inc.   100,000  1,341,104
BCE, Inc.   80,000  3,678,882
Bank of Montreal  100,000  3,029,624
Beau Canada Exploration Ltd. (a) 1,000,000 1,830,476 Bombardier, Inc. Class B 30,000 484,142
Bre-X Minerals Ltd. (a)  200,000  3,347,155
Bresea Resources Ltd. (a)  175,000  1,634,353
Bro-X Minerals Ltd.   1,800  5,245
CHC Helicopter Corp. Class A  551,000  2,140,685
Canadian Fracmaster Ltd. (a)  35,000  158,205
Canadian Pacific Ltd.   50,000  1,270,126
Canadian Imperial Bank of Commerce 150,000 6,242,295 Canadian Natural Resources Ltd. (a) 125,000 3,109,941 Computalog Ltd. (a) 50,000 532,332
Dayton Mining Corp. (a)  150,000  969,405
Denbury Resources, Inc. (a)  52,800  688,378
Dundee Bancorp, Inc. Class A
 (sub. vtg.) (a)(b)  100,000  1,550,301
Elan Energy, Inc. (a)  165,000  1,602,600
FCA International Ltd. (a)  150,300  241,432
Greenstone Resources Ltd. (a)  100,000  1,270,126
Imperial Oil Ltd.   50,000  2,205,910
Indochina Goldfields Ltd. (a)  100,000  713,512
International Murex Technologies
 Corp. (a)  140,000  778,750
Laurentian Bank  50,000  672,420
London Insurance Group, Inc.   10,000  253,278
Methanex Corp. (a)  50,000  423,998
National Bank of Canada  200,000  1,942,545
Newbridge Networks Corp. (a)  15,000  474,375
Norcen Energy Resources Ltd.   60,000  1,286,563
Northrock Resources Ltd. (a)  100,000  851,731
Penn West Petroleum Ltd. (a)  150,000  1,372,857
Petro-Canada  50,000  678,023
Petro-Canada Final Installment Receipt (f) 125,000 1,298,143 Power Corporation of Canada 60,000 1,226,045
Power Financial Corp.   20,000  679,891
Rayrock Yellowknife Resources, Inc. (a) 100,000 552,878 Reitmans Canada Ltd. Class A 100,000 1,124,435
Rio Alto Exploration Ltd. (a)  190,000  1,284,695
Royal Bank of Canada  50,000  1,654,899
Royal Oak Mines, Inc. (a)  30,000  112,070
Royal Plastics Group Ltd. (a)  130,000  2,428,182
Russel Metals, Inc. Class A (a)  100,000  261,497
Trilon Financial Corp. Class A  150,000  694,834
Trizec Ltd. (a)  125,000  1,260,787
  62,152,089
DENMARK - 1.3%
DFDS AS  700  480,176
Den Danske Bank Group AS  15,000  1,072,678
International Service Systems AS,
 Series B  60,000  1,697,764
Jyske Bank AS (Reg.)  25,000  1,796,371
Novo-Nordisk AS Class B  8,000  1,328,029
Tele Danmark AS Class B  30,000  1,507,408
Unidanmark AS Class A  10,900  500,960
Wessel & Vett, Magasin du Nord, AS (a)  7,500  499,040
  8,882,426
FINLAND - 2.2%
Cultor OY Ord., Series 2  30,000  1,359,228
Huhtamaki Ord.   60,000  2,599,688
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINLAND - CONTINUED
Instrumentarium OY Class B  35,000 $ 1,262,454
KCI (Konecranes International) (a)(b)  27,000  742,297
Kemira OY sponsored ADR (b)  50,000  1,081,250
Lassila & Tikahoja OY  5,000  295,819
Metsa-Serla Ltd. Class B  40,000  277,124
Neste Oy  125,000  2,598,038
TT Teito Oy  60,000  4,007,742
UPM-Kymmene Corp. (a)  25,000  505,861
  14,729,501
FRANCE - 4.2%
Alcatel Alsthom sponsored ADR  70,000  1,190,000
Assurances Generales (Reg.)  50,000  1,471,507
Axime SA Ex Segin (a)  3,000  310,890
Carbonne-Lorraine (LE)  5,000  741,608
Credit National  15,000  790,398
Elf Aquitaine SA sponsored ADR  65,000  2,608,125
Eramet SA  30,000  1,388,759
Eurafrance (Societe)  5,000  2,180,913
Lagardere S.C.A. (Reg.)  39,000  1,229,215
Marine Wendel SA  20,000  1,800,156
Michelin SA (Compagnie Generale
 des Etablissements) Class B  50,663  2,437,242
Nord Est  20,000  502,732
Pechiney SA Class A  25,719  1,101,741
Paribas SA (Cie Financiere) Class A  30,000  1,926,230
Rhone Poulenc SA Class A  25,000  739,169
Societe Generale Class A  15,000  1,612,998
Stolt Comex Seaway SA (a)  20,000  290,000
Total SA:
 Class B  35,674  2,784,159
 sponsored ADR  15,000  585,000
Salomon SA  5,000  446,916
Worms et Compagnie SA (Reg.)  30,000  1,533,958
  27,671,716
GRAND CAYMAN - 0.0%
Anangel-American Shipholdings
 Ltd. ADR  3,000  25,875
GERMANY - 5.3%
Adidas AG  15,000  1,284,627
Andrea-Noris Zahn  4,500  1,704,602
BASF AG  150,000  4,847,986
Bayer AG  170,000  6,406,008
Bayerische Vereinsbank AG Ord.   10,000  378,800
Buderus AG  8,000  3,610,132
Deutsche Bank AG  85,000  3,958,958
Hoechst AG Ord.   20,000  752,594
Pfeiffer Vacuum Technology AG
 sponsored ADR (a)  30,500  488,000
SGL Carbon AG  10,000  1,123,225
Springer Axel Verlag AG (Reg.)  3,000  1,838,005
Thyssen AG Ord.   10,000  1,788,596
Veba AG Ord.   125,000  6,670,180
  34,851,713
HONG KONG - 1.9%
Amoy Properties Ltd.   500,000  617,547
HSBC Holdings PLC  300,000  6,145,179
Hutchison Whampoa Ltd. Ord.   150,000  1,047,567
Jardine Matheson Holdings Ltd. Ord.   100,000  565,000
Jardine Strategic Holdings Ltd. Ord.   300,000  978,000
Peregrine Investments Holdings Ltd.   1,600,000  2,576,240
Yue Yuen Industrial Holdings Ltd. (a)  1,500,000  446,186
  12,375,719

 SHARES VALUE (NOTE 1)
INDIA - 0.1%
Tata Engineering & Locomotive GDR (b)  35,000 $ 420,000
INDONESIA - 0.0%
Barito Pacific Timber PT (For. Reg.)  70,000  40,570
Ramayana Lestari Sentosa PT (For. Reg.) (a) 100,000 169,579 Sampoerna Hanjaya Mandala (For. Reg.) 10,000 92,946
  303,095
IRELAND - 0.6%
Bank of Ireland, Inc.   100,000  821,635
Elan Corp. PLC ADR (a)  20,000  555,000
FBD Holdings PLC  20,000  65,144
Independent Newspapers PLC  269,095  1,422,907
IAWS Group PLC Class A (Reg.)  180,000  506,648
Jurys Hotel Group PLC (UK)  150,000  622,328
  3,993,662
ISRAEL - 0.2%
Koor Industries Ltd. sponsored ADR  39,500  686,313
OSHAP Technologies Ltd. (a)  10,000  31,875
Teva Pharmaceutical Industries Ltd. ADR  14,000  586,250
  1,304,438
ITALY - 1.2%
Credito Italiano Ord.   900,000  919,090
Eni Spa sponsored ADR  22,700  1,078,250
Mondadori Arnoldo Editore Spa  120,000  883,575
Stet (Societa Finanziaria Telefonica)
 Spa Ord.   800,000  2,770,109
Telecom Italia Spa  600,000  1,340,018
Telecom Italia Mobile Spa  600,000  1,235,725
  8,226,767
JAPAN - 16.1%
Acom Co. Ltd.   50,000  1,916,247
Akita Bank Ltd.   125,000  806,841
Aichi Electric Co. Ltd.   50,000  243,368
Aoyama Trading Co. Ord.   50,000  1,276,036
Bunka Shutter Co. Ltd.   250,000  1,740,846
Canon, Inc.   250,000  4,779,654
Canon Chemicals, Inc. (warrants) (a)  500  69,009
Canon Sales Co., Inc. (warrants) (a)  500  55,207
Chiyoda Fire & Marine Insurance Co. Ltd.   200,000  1,029,599
Chubu Steel Plate Co. Ltd.   100,000  547,248
Chuo Trust & Banking Co. Ltd.   125,000  1,271,651
Citizen Watch Co. Ltd. Ord.   350,000  2,655,120
Dai-Tokyo Fire & Marine Insurance Ord.   650,000  4,053,059
Daiichi Pharmaceutical Co. Ltd.   200,000  2,876,562
Daiwa House Industry Co. Ltd.   75,000  1,039,246
Daito Trust Construction Co.  100,000  1,262,881
Dowa Fire & Marine Insurance
 Co. Ltd. (a)  250,000  1,234,378
Eighteenth Bank  250,000  2,028,064
Fuji Photo Film Co. Ltd.   200,000  5,735,585
Fujitsu Ltd.   150,000  1,315,501
Hitachi Ltd.   300,000  2,657,312
Hokko Chemical Industry Co. Ltd.   104,000  641,193
Honda Motor Co. Ltd.   100,000  2,385,442
Ito-Yokado Co. Ltd.   30,000  1,494,409
Izumiya Co. Ltd.   100,000  1,587,371
Jamco Corp.   25,000  339,838
Kao Corp.   275,000  3,231,748
Kawagishi Bridge Works Co. Ltd.   35,000  262,442
Kirin Brewery Co. Ltd.   50,000  513,045
Konica Corp.   250,000  1,668,494
Makita Corp.   100,000  1,368,121
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Maruzen Showa Unyu Co. Ltd.   200,000 $ 976,979
Matsushita Electric Industrial Co. Ltd.   300,000  4,788,424
Mitsubishi Heavy Industries Ltd.   450,000  3,453,190
Mitsui Trust and Banking Co. Ltd.   100,000  964,701
Mitsubishi Oil Co. Ltd.   100,000  735,804
NKK Corp. (a)  400,000  1,003,289
Nintendo Co. Ltd. Ord.   43,700  2,790,055
Nittetsu Mining Co. Ltd.   200,000  1,710,151
Nitto Denko Corp.   100,000  1,482,131
Nomura Securities Co. Ltd.   120,000  1,978,514
Oita Bank Ltd.   70,000  506,468
Okinawa Bank Ltd.   73,200  2,632,055
Omron Corp.   175,000  3,115,545
Orient Finance Co. Ltd.   300,000  1,839,070
Ricoh Co. Ltd. Ord.   250,000  2,477,527
Royal Co. Ltd.   100,000  1,806,621
Sangetsu Company Ltd.   50,000  1,065,556
Sekisui House Ltd.   150,000  1,578,601
Sekisui Chemical Co. Ltd.   200,000  2,227,582
Shiseido Co. Ltd.   100,000  1,166,411
Shima Seiki Manufacturing Ltd.   5,000  254,769
Shinko Kogyo Co. Ltd.   50,000  292,041
Shintokogio Ltd.   12,000  98,926
Sony Corp.   50,000  2,994,957
Sotoh Co. Ltd.   50,000  521,815
TDK Corp.   40,000  2,343,346
Takeda Chemical Industries Ltd. (a)  270,000  4,617,409
Terumo Corp.   50,000  640,211
Toyota Motor Corp.   125,000  2,948,915
Tec Corp. (a)  100,000  464,810
Yokogawa Electric  100,000  885,771
Zojirushi Thermos  29,000  343,346
  106,790,507
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   60,000  1,764,598
Samsung Electronics Co. Ltd. (vtg.)  3,040  213,255
  1,977,853
LUXEMBOURG - 0.2%
Espirito Santo Financial Holding SA ADR  110,000  1,333,750
MEXICO - 0.8%
Corporacion Geo SA de CV (a)  500,000  2,258,469
Corporacion Industrial Sanluis SA
 de CV unit  110,000  556,211
DESC (Sociedad de Fomento Industrial
 SA) Class B (a)  130,000  642,660
Gruma SA Class B sponsored ADR (a)(b)  26,250  485,625
Grupo Radio Centro SA de CV
 sponsored ADR  25,000  171,875
Grupo Cementos Chihuahua Class B  400,000  451,694
Telefonos de Mexico SA sponsored ADR
 representing Ord. Class L shares  20,000  610,000
  5,176,534
NETHERLANDS - 5.4%
ABN-AMRO Holdings NV  50,000  2,819,179
AKZO Nobel NV  50,000  6,285,093
Baan Co. NV (a)  15,000  555,000
Core Laboratories NV (a)  600  9,150
DSM NV  35,000  3,343,916
IHC Caland NV  20,000  1,113,561
ING Groep NV  130,000  4,043,272
KLM Royal Dutch Air Lines NV  50,000  1,187,641

 SHARES VALUE (NOTE 1)
NETHERLANDS - CONTINUED
Koninklijke Pakhoed NV  75,000 $ 2,328,248
Philips Electronics NV (Bearer)  15,000  527,383
Royal Dutch Petroleum Co. ADR  25,000  4,134,375
SGS Thomson Microelectronics NV (a)  25,000  1,309,375
Toolex Alpha NV  20,000  187,500
Unilever NV:
 ADR  40,000  6,115,000
 Ord.   6,500  985,978
Van Ommeren Ceteco NV  25,000  1,036,247
  35,980,918
NETHERLANDS ANTILLES - 0.3%
Intrum Justitia NV (Reg.)  1,000,000  1,708,350
NEW ZEALAND - 1.1%
Air New Zealand Ltd.:
 Class B  358,200  873,518
 Class B (rights) (a)  97,690  101,507
Brierley Investments Ltd.   1,000,000  911,837
Fletcher Challenge Ltd. (Forestry Division)  500,000  834,083
Independent Newspapers Ltd.   292,000  1,413,841
Lion Nathan Ltd.   1,200,000  3,096,003
  7,230,789
NORWAY - 2.7%
Aker ASA Class B  40,000  775,109
Color Lines  210,500  904,619
Elkem ASA  100,000  1,328,312
Ganger Rolf  69,200  2,335,828
Helikopter Services AS  250,000  2,773,828
I.M. Skaugen ASA (a)  800,000  472,566
Merkantildata  25,000  382,866
Nera AS sponsored ADR  1,000  35,625
Norsk Hydro AS ADR  20,000  917,500
Schibsted AS:
 Series B  100,000  1,523,652
 Class B (b)  50,000  761,826
Saga Petroleum AS Class B  130,000  2,021,378
Sparebanken Norway primary
 shares certificates  125,000  3,555,187
  17,788,296
PANAMA - 0.3%
McDermott (J. Ray) SA  70,000  1,898,750
PAPUA NEW GUINEA - 0.1%
Orogen Minerals Ltd. GDR (b)  30,000  475,110
PERU - 0.2%
Banco Wiese Ltd. sponsored ADR  96,500  506,625
Telefonica Del Peru SA Class B
 sponsored ADR  25,000  515,625
  1,022,250
PORTUGAL - 0.1%
Portugal Telecom SA sponsored ADR  20,000  517,500
RUSSIA - 0.1%
Luk Oil Co. sponsored ADR  25,000  962,500
SINGAPORE - 0.1%
DBS Land Ltd.   150,000  472,508
Singapore Bus Service 1978 Ltd.
 (For. Reg.)  50,000  267,825
United Industrial Corp. Ltd.   300,000  249,024
  989,357
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SOUTH AFRICA - 0.4%
Anglo American Corp. of South Africa
 Ltd. (Reg.)  25,000 $ 1,502,929
Gencor Ltd. (Reg.)  300,000  1,041,534
Rustenberg Platinum Holdings
 Ltd. ADR (a)  422  6,436
  2,550,899
SPAIN - 1.7%
Argentaria Corporacion Bancaria
 de Espana SA  25,000  978,359
Banco Bilbao Vizcaya SA Ord. (Reg.)  10,000  485,266
Banco De Santander SA de Credito ADR 20,000 1,037,500 Empresa Nacional De Electricidad SA
 sponsored ADR  20,000  1,230,000
Hidroelectrica de Cantabrico SA  35,000  1,164,247
Iberdrola SA  100,000  1,060,541
Repsol SA sponsored ADR  20,000  652,500
Telefonica de Espana SA sponsored ADR 40,000 2,410,000 Union Electrica Fenosa SA 300,000 1,944,195
  10,962,608
SWEDEN - 7.5%
Astra AB Class A Free shares  50,000  2,293,665
Autoliv AB  60,000  2,542,778
Avesta Sheffield AB Ord. Free shares  100,000  1,002,529
Bure Investment AB  300,000  3,212,650
Concordia Maritime AB Class B
 Free shares (a)  300,000  783,795
Enator AB (a)  120,000  2,661,259
Forcenergy AB Class B Free shares  200,000  2,187,336
Forvaltnings AB Ratos Class B
 Free shares   150,000  4,260,749
Incentive AB Class A  35,000  2,094,678
Investor AB Class B Free shares 90,000 3,622,776 Industrivarden AB, Series A 40,000 1,762,021
Kinnevik Investment B Free shares  15,000  406,708
Linjebuss AB Class A  61,200  836,656
Mo Och Domsjoe AB Class B  30,000  824,808
Nordstroem & Thulin AB Class B
 Free shares (a)  600,000  1,613,160
Nordbanken AB  170,000  4,467,330
Skandinaviska Enskilda Banken Class A
 Free shares  250,000  2,088,602
Swedbank Class A  125,000  1,974,679
Stadshypotek, Series A  50,000  1,310,123
Svedala Industri Free shares  66,700  1,043,557
Svenska Handelsbanken  120,000  2,952,904
Terra Mining AB   20,000  399,493
Volvo AB Class B  150,000  3,110,119
WM Data Nordic AB, Series B  30,000  2,141,767
  49,594,142
SWITZERLAND - 3.4%
Adecco SA (Bearer)  5,000  1,399,897
Bank for International Settlements  500  4,456,012
Bucher Holding AG (Bearer)  1,500  1,086,005
CIBA-GEIGY AG (Reg.)  5,000  6,139,832
Nestle SA (Reg.)  3,500  3,789,976
Sandoz AG (Reg.)  4,000  4,609,015
Surveillance, Societe Generale (Bearer)  500  1,131,748
  22,612,485

 SHARES VALUE (NOTE 1)
THAILAND - 0.2%
PTT Exploration & Production
 (For. Reg.)  100,000 $ 1,434,450
UNITED KINGDOM - 6.0%
Aegis Group PLC  50,000  51,047
Anglian Water PLC Ord.   50,000  442,544
British Petroleum PLC ADR  7,000  900,375
British Gas PLC Ord.   275,000  854,582
British Telecommunications PLC Ord.   200,000  1,156,797
Carlton Communications PLC  250,000  2,003,244
Comcast UK Cable Partners PLC
 Class A (a)  206,000  2,600,750
Corporate Services Group PLC  1,000  2,864
Delphi Group PLC  1,000  9,193
Glaxo PLC sponsored ADR  10,000  315,000
Grand Metropolitan PLC  350,000  2,639,401
Hanson PLC sponsored ADR  200,300  1,276,913
Hogg Robinson Group  150,000  646,733
Huntingdon International Holdings
 PLC Ord. (a)  200,000  338,416
London Pacific Group Ltd.   30,000  113,239
Lorien PLC  2,000  11,389
Lucasvarity PLC (a)  200,000  808,619
MAID (Market Analysis and Information
 Database) PLC sponsored ADR (a)  10,000  178,125
Medeva PLC (a)  200,000  859,056
McBride PLC  600,000  1,464,300
Mirror Group Newspaper PLC  100,000  379,091
National Power PLC (b)  75,000  494,201
RJB Mining PLC  70,000  625,826
RTZ Corp. PLC Ord.  45,000  719,703
Railtrack Group PLC (b)  75,000  336,789
Royal & Sun Alliance Insurance
 Group PLC  133,375  914,660
Shell Transport & Trading Co. PLC (Reg.)  350,000  5,734,362
Sema Group PLC  35,454  513,961
Severn Trent PLC Ord.   50,000  501,116
SmithKline Beecham PLC ADR  100,000  6,262,500
Thames Water PLC Ord.   50,000  450,679
Vodafone Group PLC sponsored ADR  50,000  1,931,250
WPP Group PLC  800,000  2,967,648
Waste Management International PLC
 sponsored ADR (a)  80,000  730,000
  39,234,373
UNITED STATES OF AMERICA - 0.1%
Ingram Micro, Inc. Class A  2,000  36,000
Prime Service, Inc.   30,000  705,000
  741,000
TOTAL COMMON STOCKS
 (Cost $479,229,822)   543,516,930
CLOSED-END INVESTMENT COMPANIES - 7.1%
AUSTRIA - 0.2%
Austria Fund, Inc. (a)  120,000  1,050,000
CANADA - 0.3%
Canadian General Investment Ltd.   185,000  1,990,362
CHILE - 0.2%
Five Arrows Chile Investment Trust Ltd.   500,000  1,450,000
CLOSED-END INVESTMENT COMPANIES - CONTINUED
 SHARES VALUE (NOTE 1)
EMERGING MARKETS - 1.9%
Emerging Markets Infrastructure
 Fund, Inc.   100,000 $ 1,050,000
GT Global Developing Markets Fund  425,000  4,675,000
Morgan Stanley Africa Investment
 Fund, Inc.   70,000  892,500
Southern Africa Fund, Inc.   50,000  825,000
TCW/DW Emerging Markets
 Opportunities Trust (SBI)  270,000  2,767,500
Templeton Dragon Fund, Inc.   160,000  2,240,000
  12,450,000
FRANCE - 0.0%
France Growth Fund, Inc.   25,000  259,375
GERMANY - 1.2%
Emerging Germany Fund, Inc. (a)  325,000  2,559,375
The New Germany Fund, Inc.   400,000  5,500,000
  8,059,375
MALAYSIA - 0.1%
Malaysia Fund, Inc.   30,000  566,250
MULTI-NATIONAL - 2.3%
Alliance Global Environment Fund  140,000  1,855,000
Americas Income Trust, Inc.   189,000  1,370,250
Blackrock North American Government
 Income Trust, Inc.   250,000  2,531,250
Central European Equity Fund  142,058  2,787,888
European Warrant Fund, Inc. (a)  75,000  796,875
Global Health Sciences Fund (a)  70,000  1,190,000
Morgan Stanley Asia-Pacific Fund, Inc.   150,000  1,537,500
Strategic Global Income Fund, Inc.   150,000  1,800,000
Templeton Global Income Fund, Inc.   225,000  1,603,125
  15,471,888
PHILIPPINES - 0.1%
First Philippine Fund  40,000  615,000
SPAIN - 0.7%
Growth Fund of Spain, Inc.   360,000  4,365,000
THAILAND - 0.1%
Thai Prime Fund  61,000  823,500
UNITED KINGDOM - 0.0%
Fleming Natural Resources Investment
 Trust PLC  20,000  34,818
TOTAL CLOSED-END INVESTMENT COMPANIES
 (Cost $43,212,125)   47,135,568
NONCONVERTIBLE PREFERRED STOCKS - 1.3%
GERMANY - 0.8%
Volkswagen AG  17,500  5,349,320
ITALY - 0.3%
Stet (Societa Finanziaria Telefonica) Spa  800,000  2,132,231
UNITED STATES OF AMERICA - 0.2%
Freeport McMoran Copper & Gold, Inc.:
 Series B  20,000  657,500
 depositary shares representing
   gold pfd., Series II  20,000  620,000
  1,277,500
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $7,549,359)   8,759,051
CONVERTIBLE BONDS - 0.2%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
JAPAN - 0.2%
Yamanouchi Pharmaceutical Co.
 Ltd. euro 1 1/4%, 3/31/14
 (Cost $1,594,394) Aa3 JPY 150,000,000 $ 1,529,270
GOVERNMENT OBLIGATIONS (C) - 0.6%
ARGENTINA - 0.3%
Argentina Republic BOCON
 5.4453%, 4/1/01 (e) B1  2,081,052  1,906,408
NEW ZEALAND - 0.3%
New Zealand Government
 9%, 11/15/96 Aaa NZD 3,000,000  2,119,915
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $3,079,785)   4,026,323
CASH EQUIVALENTS - 8.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 57,158,795  57,150,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $591,815,485)  $ 662,117,142
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
JPY - Japanese yen
NZD - New Zealand dollar
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,938,694 or 1.5% of net assets.
(c) Some foreign government obligations have not been individually rated by S&P or Moody's. The ratings listed are assigned to securities by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating CAD 531,250 is due March 24, 1997.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $676,713,902 and $418,622,254, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $156,096 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $592,438,629. Net unrealized appreciation aggregated $69,678,513, of which $83,067,120 related to appreciated investment securities and $13,388,607 related to depreciated investment securities. The fund hereby designates approximately $11,767,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $12,015,146. Taxes accrued or paid to foreign countries were $1,354,060. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.1%
Basic Industries   7.6
Cash Equivalents   8.7
Conglomerates   0.1
Construction & Real Estate   2.6
Durables   5.5
Energy   8.8
Finance   26.3
Government Obligations   0.6
Health   5.7
Holding Companies   3.1
Industrial Machinery & Equipment   2.3
Media & Leisure   4.1
Nondurables   5.0
Precious Metals   1.7
Retail & Wholesale   2.1
Services   0.9
Technology   5.5
Transportation   3.2
Utilities   6.1
    100.0%
DIVERSIFIED INTERNATIONAL
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 662,117,142

value (including repurchase agreements of $57,150,000)

(cost $591,815,485) - See accompanying schedule


Cash                                                                                                                  4,544


Receivable for investments sold                                                                                       7,136,151


Receivable for fund shares sold                                                                                       9,209,897


Dividends receivable                                                                                                  1,152,252


Interest receivable                                                                                                   98,783


 TOTAL ASSETS                                                                                                         679,718,769


LIABILITIES


Payable for investments purchased                                                                      $ 8,757,364


Payable for fund shares redeemed                                                                        4,677,895


Accrued management fee                                                                                  468,376


Other payables and                                                                                      323,244

accrued expenses


 TOTAL LIABILITIES                                                                                                    14,226,879


NET ASSETS                                                                                                           $ 665,491,890


Net Assets consist of:


Paid in capital                                                                                                      $ 562,497,021


Undistributed net investment income                                                                                   6,896,785


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   25,799,222


Net unrealized appreciation (depreciation) on investments                                                             70,298,862

and assets and liabilities in

foreign currencies


NET ASSETS, for 46,290,041                                                                                           $ 665,491,890

shares outstanding


NET ASSET VALUE, offering price                                                                                       $14.38

and redemption price per share ($665,491,890 (divided by) 46,290,041 shares)



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 12,594,911
Dividends

Interest                                                                          2,166,696

                                                                                  14,761,607

Less foreign taxes withheld                                                       (1,354,060
                                                                                 )

 TOTAL INCOME                                                                     13,407,547

EXPENSES

Management fee                                                     $ 3,605,498
Basic fee

 Performance adjustment                                             445,161

Transfer agent fees                                                 1,305,020

Accounting fees and expenses                                        339,831

Non-interested trustees' compensation                               1,849

Custodian fees and expenses                                         267,671

Registration fees                                                   153,969

Audit                                                               45,000

Legal                                                               5,316

Miscellaneous                                                       5,279

 Total expenses before reductions                                   6,174,594

 Expense reductions                                                 (88,386       6,086,208
                                                                   )

NET INVESTMENT INCOME                                                             7,321,339

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              27,094,507

 Foreign currency transactions                                      (53,527       27,040,980
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              39,541,943

 Assets and liabilities in                                          9,329         39,551,272
 foreign currencies

NET GAIN (LOSS)                                                                   66,592,252

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 73,913,591

OTHER INFORMATION                                                                $ 76,154
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       1,205

 Transfer agent interest credits                                                  11,027

                                                                                 $ 88,386


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                        $ 7,321,339      $ 4,593,024
Net investment income

 Net realized gain (loss)                                                                      27,040,980       11,711,051

 Change in net unrealized appreciation (depreciation)                                         39,551,272       (3,375,746)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                               73,913,591       12,928,329

Distributions to shareholders                                                                  (5,256,708)      (804,584)
From net investment income

 From net realized gain                                                                        (9,796,447)      (10,459,145)

 TOTAL DISTRIBUTIONS                                                                            (15,053,155)     (11,263,729)

Share transactions                                                                               791,836,282      211,031,927
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    14,593,828       10,913,981

 Cost of shares redeemed                                                                        (494,815,255)    (279,746,151)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           311,614,855      (57,800,243)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          370,475,291      (56,135,643)

NET ASSETS

 Beginning of period                                                                               295,016,599      351,152,242

 End of period (including undistributed net investment income of $6,896,785 and $5,148,992,
respectively)                                                                                     $ 665,491,890    $ 295,016,599

OTHER INFORMATION
Shares

 Sold                                                                                              58,603,680       17,615,508

 Issued in reinvestment of distributions                                                           1,169,376        980,592

 Redeemed                                                                                          (36,651,694)     (23,603,323)

 Net increase (decrease)                                                                           23,121,362       (5,007,223)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                          DECEMBER 27,
                                                                           1991
                                                                           (COMMENCEMENT
                                                                           OF OPERATIONS) TO
                                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 D   1993   1992





Net asset value, beginning of period                                   $ 12.73     $ 12.46     $ 11.32     $ 8.46      $ 10.00

Income from Investment Operations

 Net investment income                                                 .15         .22         .05         .07         .07

 Net realized and unrealized gain (loss)                                2.13        .47         1.20        2.89        (1.61)

 Total from investment operations                                      2.28        .69         1.25        2.96        (1.54)



Less Distributions

 From net investment income                                            (.22)       (.03)       (.01)       (.10)       -

 From net realized gain                                                (.41)       (.39)       (.10)       -           -

 Total distributions                                                   (.63)       (.42)       (.11)       (.10)       -

Net asset value, end of period                                         $ 14.38     $ 12.73     $ 12.46     $ 11.32     $ 8.46

TOTAL RETURN B, C                                                      18.66%      6.02%       11.14%      35.38%      (15.40)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 665,492   $ 295,017   $ 351,152   $ 255,029   $ 36,439

Ratio of expenses to average net assets                                1.29%       1.13%       1.25%       1.47%       2.00% A,
                                                                             E

Ratio of expenses to average net assets after expense reductions       1.27% F     1.12% F     1.25%       1.47%       2.00% A

Ratio of net investment income to average net assets                   1.53%       1.55%       .96%        .84%        1.38% A

Portfolio turnover rate                                                94%         101%        89%         56%         56% A

Average commission rate G                                              $ .0121

A ANNUALIZED

B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


INTERNATIONAL VALUE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   LIFE OF
OCTOBER 31, 1996                    YEAR     FUND

INTERNATIONAL VALUE                 9.64%    16.55%

Morgan Stanley Capital              10.47%   10.06%
 International EAFE Index

International Funds Average         10.73%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on November 1, 1994. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of 324 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   LIFE OF
OCTOBER 31, 1996              YEAR     FUND

INTERNATIONAL VALUE           9.64%    7.95%

Morgan Stanley Capital        10.47%   4.90%
 International EAFE Index

International Funds Average   10.73%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961107 160428 S00000000000001
             International Value Fund    MS EAFE Index
             00335                       MS001
  1994/11/01      10000.00                    10000.00
  1994/11/30       9700.00                     9519.40
  1994/12/31       9790.00                     9579.01
  1995/01/31       9440.00                     9211.02
  1995/02/28       9530.00                     9184.59
  1995/03/31      10000.00                     9757.44
  1995/04/30      10170.00                    10124.41
  1995/05/31      10030.00                    10003.72
  1995/06/30      10040.00                     9828.29
  1995/07/31      10830.00                    10440.16
  1995/08/31      10800.00                    10041.90
  1995/09/30      10860.00                    10238.02
  1995/10/31      10630.00                     9962.82
  1995/11/30      10820.00                    10240.03
  1995/12/31      11150.86                    10652.60
  1996/01/31      11253.73                    10696.33
  1996/02/29      11294.88                    10732.49
  1996/03/31      11521.18                    10960.41
  1996/04/30      11912.08                    11279.06
  1996/05/31      11840.07                    11071.51
  1996/06/30      11973.80                    11133.82
  1996/07/31      11562.33                    10808.41
  1996/08/31      11562.33                    10832.09
  1996/09/30      11870.93                    11119.85
  1996/10/31      11654.91                    11006.06
IMATRL PRASUN   SHR__CHT 19961031 19961107 160430 R00000000000027

Let's say hypothetically that $10,000 was invested in Fidelity International Value Fund on November 1, 1994, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $11,655 - a 16.55% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,006 - a 10.06% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
INTERNATIONAL VALUE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity International Value Fund
Q. RICK, HOW DID THE FUND PERFORM?
A. Not as well as I would have liked. For the year that ended October 31, 1996, the fund had a total return of 9.64%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 10.47%. Additionally, the international funds average, as tracked by Lipper Analytical Services, stood at 10.73% for the one-year period.
Q. WHY DID THE FUND UNDERPERFORM?
A. Unfortunately, the fund was whipsawed by the weak yen and the underperformance of the Japanese stock market. Additionally, it was a difficult time for value investing. During the period, growth stocks outperformed value stocks by a fairly substantial margin.
Q. WHAT WERE SOME MAJOR CHANGES YOU MADE DURING THE PERIOD?
A. I began underweighting Japanese stocks relative to the EAFE index for the reasons I just stated. I then shifted assets from Japan to Europe - particularly to mid-capitalization and large-capitalization stocks that were undervalued and that I believed could benefit from an economic recovery. As any investor knows, however, it's difficult to time the financial markets and, in retrospect, I regret not making the shift from Japan to Europe earlier in the period. Hindsight is always 20-20.
Q. GIVEN THESE CHANGES, WOULD YOU SAY YOU HAVE A NEGATIVE VIEW OF JAPAN?
A. No. In fact, I solidified the fund's position in what I consider my "value" holdings in Japan. These are companies that I believe will benefit from the weak yen, the nascent Japanese economic recovery and world economic growth as well as companies intent on raising the value of the business. Some examples include Toyota and Honda, retailer Ito-Yokado and broad-based export companies such as Canon and Omron. I invest with conviction, and I have a great belief in the fund's remaining Japanese holdings.
Q. WHAT'S DEVELOPED IN EUROPE THAT HAS MADE YOU FOCUS ON EUROPEAN EQUITIES?
A. Earlier in the year I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and fulfilled their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poorly performing subsidiaries and redeploying excess cash more efficiently.
Q. YOU MENTIONED THAT YOU LIKED EUROPEAN MID-CAP AND LARGE-CAP COMPANIES. WAS THERE A PARTICULAR TYPE YOU FAVORED?
A. I looked for cyclical names - especially in the energy sector - as they have had the propensity to do well in the first stages of an economic recovery. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund during the period were Total, Royal Dutch Petroleum, Shell and British Petroleum. Additionally, I added to positions during the period that I have long considered "value" holdings in Europe - such as Veba, Alcatel and Volvo - and that, exemplify some of the themes I discussed before.
Q. GENERALLY, EMERGING MARKETS ARE NOT A BIG PART OF THE FUND. WHY WAS TELEBRAS - BRAZIL'S LARGEST PRIVATIZED TELECOMMUNICATIONS COMPANY - IN THE TOP 20 HOLDINGS DURING THE PERIOD?
A. I don't intend to make emerging markets a large part of the fund, but I will buy an emerging market stock if I can get it on my terms - undervalued and having a good risk/reward tradeoff. In the case of Telebras, recent price declines made the stock a reasonably attractive buying opportunity.
Q. DID YOU ADD SOME CANADIAN POSITIONS TO THE FUND?
A. Yes. Many Canadian oil and gas, natural resources and bank stocks were attractively priced during the period. Some additions during the period include Canadian Natural Resources and Canadian Imperial Bank of Commerce. Additionally, I added to the fund's position in Inco.
Q. WERE THERE ANY DISAPPOINTING DEVELOPMENTS OTHER THAN WHAT HAPPENED WITH
JAPAN?
A. Sure. There were the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements wish to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it was also reported that the government indicated it will take steps to oust the management if it does not comply. I think it's unfortunate that the government is unduly influencing management's decision making process and hurting the performance of Eramet's stock.
Q. WHAT'S YOUR OUTLOOK?
A. The way I've positioned the fund is a function of my outlook. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. A key determinant of a company's stock price will be shareholder friendliness as reflected in stock buybacks or a proactive management. I believe the fund is well positioned to take advantage of these factors.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: growth of capital by investing mainly in the stocks of foreign companies that own valuable assets or are undervalued in the marketplace
FUND NUMBER: 335
TRADING SYMBOL: FIVFX
START DATE:  November 1, 1994
SIZE: as of October 31, 1996, more than
$270 million
MANAGER: Richard Mace, since November
1994; co-manager, Fidelity Global Balanced
Fund, February 1993-December 1993 and
1995-1996; manager, Fidelity Global
Balanced Fund, since March 1996; manager,
Fidelity International Growth & Income
Fund, 1994-March 1996; Fidelity Overseas,
Fidelity Advisor Overseas, VIP: Overseas,
Fidelity Advisor Annuity Overseas, since
March 1996; joined Fidelity in 1987
(checkmark)
RICK MACE ON THE MERITS OF INVESTING IN UNDERVALUED
COMPANIES:
"As an investor, one of the best investments you can make is in an undervalued company with a management that is committed to growing the value of the business. For example, suppose you find a stock that is 10% to 20% undervalued. If that company can raise the value of the business 10% a year, you will have a very attractive return.
"How do companies raise value? Companies can raise value by growing the revenue, restructuring the balance sheet, divesting under-earning assets, buying back shares and redeploying cash more efficiently. I try to find stocks of companies taking these types of actions. Often, if managements grow the value of the business, I can own the stock for years. Then, hopefully I'll be able to find new undervalued stocks with management teams equally as impressive.
"In my opinion, economic growth in Europe has materialized as a result of increasing sales, lower short-term interest rates, stronger money supply growth and falling bond yields. In fact, European industrial production and leading economic indicators have moved in a positive direction year to date after slipping dramatically in 1994 and 1995.
DISTRIBUTIONS
The Board of Trustees of Fidelity International Value
Fund voted to pay on December 16, 1996, to shareholders of record at the opening of business on December 13, 1996, a distribution of $.22 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.10 per share from net investment income.
A total of 3.04% of the dividends distributed during the fiscal year was derived from interest on U.S.
Government securities which is generally exempt from state income tax.
A total of 1% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
INTERNATIONAL VALUE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Canada 5.6%
United States 6.4%
Row: 1, Col: 1, Value: 6.4
Row: 1, Col: 2, Value: 10.0
Row: 1, Col: 3, Value: 8.699999999999999
Row: 1, Col: 4, Value: 17.5
Row: 1, Col: 5, Value: 4.6
Row: 1, Col: 6, Value: 31.4
Row: 1, Col: 7, Value: 6.4
Row: 1, Col: 8, Value: 9.4
Row: 1, Col: 9, Value: 5.6
United
Kingdom 10.0%
France 9.4%
Germany 6.4%
Sweden 8.7%
Japan 31.4%
Other 17.5%
Netherlands 4.6
%
AS OF APRIL 30, 1996
France 7.5%
Row: 1, Col: 1, Value: 22.1
Row: 1, Col: 2, Value: 5.1
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 16.9
Row: 1, Col: 5, Value: 38.6
Row: 1, Col: 6, Value: 4.3
Row: 1, Col: 7, Value: 7.5
Germany 4.3%
United States 22.1%
United
Kingdom 5.1%
Sweden 5.5%
Japan 38.6%
SF
Other 16.9%
ASSET ALLOCATION
                            % OF FUND'S   % OF FUND'S
                            INVESTMENTS   INVESTMENTS
                                          6 MONTHS AGO

Stocks and equity futures   96.2          78.8

Bonds                       1.5           1.5

Short-term investments      2.3           19.7

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Volvo AB Class B                        3.4           2.0
(Sweden, Autos, Tires, & Accessories)

Veba AG Ord.                            3.0           1.2
(Germany, Electric Utility)

Honda Motor Co. Ltd.                    1.9           0.5
(Japan, Autos, Tires, & Accessories)

Pechiney SA Class A                     1.8           1.2
(France, Metals & Mining)

Alcatel Alsthom Compagnie Generale      1.6           1.3
 d'Electricite SA
(France, Electrical Equipment)

Takeda Chemical Industries Ltd.         1.3           0.9
(Japan, Drugs & Pharmaceuticals)

Total SA Class B                        1.2           0.8
(France, Oil & Gas)

British Petroleum PLC Ord.              1.2           0.7
(United Kingdom, Oil & Gas)

Cookson Group PLC                       1.2           0.4
(United Kingdom, Metals & Mining)

Canon, Inc.                             1.1           0.7
(Japan, Computers & Office Equipment)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Durables                           14.1           11.7

Basic Industries                   14.0           10.2

Finance                            12.2           13.1

Energy                             11.1           5.0

Technology                         7.2            7.0

Utilities                          6.7            3.7

Industrial Machinery & Equipment   5.9            5.7

Construction & Real Estate         5.1            4.1

Nondurables                        4.9            3.8

Retail & Wholesale                 4.2            5.7


INTERNATIONAL VALUE
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.7%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 1.8%
CSR Ltd.   400,000 $ 1,342,304
QNI Ltd.   800,000  1,608,226
Western Mining Holdings Ltd.   304,382  1,910,362
  4,860,892
BRAZIL - 1.2%
Multicanal Participacoes SA
 sponsored ADR  15,000  210,000
Telebras sponsored ADR  40,000  2,980,000
Telesp PN (Pfd. Reg.)  350,000  64,039
  3,254,039
CANADA - 5.4%
Alcan Aluminium Ltd.   36,100  1,186,746
Alliance Communications Corp.
 Class B (non-vtg.) (a)  13,000  112,182
BCE, Inc.   15,800  726,579
Barrick Gold Corp.   24,800  650,364
Bre-X Minerals Ltd. (a)  52,200  873,608
Bresea Resources Ltd. (a)  150,000  1,400,874
Bro-X Minerals Ltd.   6,220  18,124
Canadian Imperial Bank of Commerce  11,800  491,061
Canadian Natural Resources Ltd. (a)  100,000  2,487,452
Canada Occidental Petroleum Ltd.   12,200  215,570
Canwest Global Communications
 Corp. (sub-vtg.)  82,500  909,167
Elan Energy, Inc. (a)   109,500  1,063,544
Greenstone Resources Ltd. (a)   60,000  762,076
Inco Ltd.   58,700  1,857,331
Renaissance Energy Ltd. (a)   38,000  1,206,620
TVI Pacific, Inc. (a)  593,000  664,575
  14,625,873
DENMARK - 1.0%
Den Danske Bank Group AS  5,800  414,769
International Service Systems AS,
 Series B  66,600  1,884,518
Unidanmark AS Class A  10,000  459,597
  2,758,884
FINLAND - 1.6%
Cultor OY Ord., Series 2  15,000  679,614
Huhtamaki Ord.   30,000  1,299,844
Metsa-Serla Ltd. Class B  19,300  133,712
Valmet OY  84,100  1,279,988
Valmet OY (b)  59,000  897,970
  4,291,128
FRANCE - 9.4%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  50,598  4,305,372
Axa SA  14,000  872,404
Axime SA Ex Segin (a)(b)  7,000  725,410
Canal Plus SA  5,800  1,433,021
Credit Commercial de France Ord.   10,000  448,673
Elf Aquitaine SA sponsored ADR  40,000  1,605,000
Eramet SA  60,000  2,777,518
Generale des Eaux, Cie  4,078  486,272
Groupe Danone  3,000  409,836
Michelin SA (Compagnie Generale des
 Etablissements) Class B  47,179  2,269,638
Pechiney SA Class A  113,838  4,876,550
Paribas SA (Cie Financiere) Class A  2,400  154,098
Societe Generale Class A  5,000  537,666

 SHARES VALUE (NOTE 1)
Total SA:
 Class B  42,382 $ 3,307,682
 sponsored ADR  20,449  797,511
Usinor Sacilor  39,000  577,313
Valeo SA  1,000  59,875
  25,643,839
GERMANY - 6.0%
BASF AG  33,000  1,066,557
Bayer AG  62,000  2,336,309
Continental Gummi-Werke AG  50,000  871,241
Daimler-Benz AG Ord. (a)  30,000  1,768,438
Hornbach Baumarket AG (Bearer)  5,000  161,402
Karstadt AG  2,500  911,591
Mannesmann AG Ord.   1,200  468,237
Veba AG Ord.   150,000  8,004,216
Volkswagen AG  1,700  679,126
  16,267,117
HONG KONG - 0.9%
Cheung Kong Holdings Ltd.   36,000  288,663
Consolidated Electric Power Asia Ltd.   50,000  116,396
HSBC Holdings PLC  29,800  610,421
Hutchison Whampoa Ltd. Ord.   46,000  321,254
New World Development Co. Ltd.   22,000  128,036
Peregrine Investments Holdings Ltd. 400,000 644,060 Peregrine Investments Holdings Ltd.
 (warrants) (a)  40,000  7,501
Wharf Holdings Ltd. (b)   74,000  305,295
  2,421,626
INDONESIA - 0.0%
Pt Tambang Timah GDR unit  8,300  132,800
ITALY - 1.1%
Eni Spa  285,000  1,361,588
Italcementi Fabbriche Ruinite Cemento
 Spa, Bergamo  5,000  26,518
Pirelli Spa Ord.   300,000  532,136
SAI (Sta Assieuratrice Industriale) Spa 30,000 236,360 Stet (Societa Finanziaria Telefonica)
 Spa Ord.   240,000  831,033
Telecom Italia:
 Mobile Spa  30,000  61,786
 Spa  30,000  67,001
  3,116,422
JAPAN - 29.3%
Acom Co. Ltd.   19,000  728,174
Akita Bank Ltd.   35,000  225,915
Aoki International Co. Ltd.   10,000  185,924
Amway Japan Ltd. sponsored ADR (a)  10,000  197,500
Aoyama Trading Co. Ord.   58,600  1,495,514
Asahi Chemical Industry Co. Ltd.   76,000  473,230
Asahi Breweries Ltd.   46,000  472,002
Bank of Tokyo-Mitsubishi Ltd.   77,000  1,566,674
Bridgestone Corp.   30,000  505,152
Canon, Inc.   160,000  3,058,478
Citizen Watch Co. Ltd. Ord.   108,000  819,294
Dai-Ichi Kangyo Bank  27,000  438,062
DDI Corp. Ord.   200  1,499,671
Dai-Tokyo Fire & Marine Insurance Ord.   170,000  1,060,031
Daiwa House Industry Co. Ltd.   150,000  2,078,492
Daiwa Securities Co. Ltd.   120,000  1,294,453
Daito Trust Construction Co.  171,900  2,170,892
Descente Ltd.   23,000  139,180
Fuji Bank Ltd.   80,000  1,438,281
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Fuji Photo Film Co. Ltd.   100,000 $ 2,867,792
Fujitsu Ltd.   39,000  342,030
Hitachi Koki Co. Ltd. Ord.   151,000  1,264,679
Hitachi Ltd.   324,000  2,869,897
Hitachi Maxell Ltd.   93,000  1,835,124
Honda Motor Co. Ltd.   220,000  5,247,972
Hoya Corp.   7,000  229,599
Ito-Yokado Co. Ltd.   55,000  2,739,750
Jusco Co. Ltd.   25,000  741,066
Kobe Steel Ltd. Ord. (a)  250,000  591,975
Komatsu Ltd. Ord.   150,000  1,226,047
Konica Corp.   18,000  120,132
Kyocera Corp.   4,000  263,451
Matsushita Electric Industrial Co. Ltd.   114,000  1,819,601
Minebea Co. Ltd.   153,000  1,286,797
Minolta Camera Co. Ltd.   116,000  698,899
Mitsubishi Electric Co. Ord.   267,000  1,543,109
Mitsubishi Heavy Industries Ltd.   160,000  1,227,801
Mitsui Marine & Fire Insurance Co.   30,000  192,326
Mitsui Trust and Banking Co. Ltd.   77,000  742,820
NEC Corp.   31,000  337,119
NKK Corp. (a)   430,000  1,078,535
Namco Ltd.   31,200  933,059
Nintendo Co. Ltd. Ord.   20,000  1,276,913
Nitto Denko Corp.   40,000  592,852
Nomura Securities Co. Ltd.   105,000  1,731,199
Nichicon Corp.   20,000  249,068
Nippon Zeon Co. Ltd.   95,000  462,399
Nichiei Co. Ltd.   15,000  997,150
Omron Corp.   100,000  1,780,311
Ricoh Co. Ltd. Ord.   100,000  991,011
Rohm Co. Ltd.   3,000  177,593
Sakura Bank Ltd.   194,000  1,837,492
Sankyo Co. Ltd.   20,000  494,628
Sekisui House Ltd.   150,000  1,578,601
Sekisui Chemical Co. Ltd.   121,000  1,347,687
Shimamura Corp.   10,000  366,586
Shimachu Co. Ltd.   25,000  686,253
Shimizu Construction Co. Ltd.   25,000  225,828
Sho Bond Corp. Ord.   27,400  853,059
Sony Corp.   20,000  1,197,983
TDK Corp.   30,000  1,757,509
Takeda Chemical Industries Ltd. (a)  209,000  3,574,216
Toyo Ink Manufacturing Co. Ltd.   150,000  755,098
Toyota Motor Corp.   126,000  2,972,021
Tostem Corp.   25,000  716,948
Uni Charm Corp. Ord.   21,000  510,151
Uny Co. Ltd.   70,000  1,209,384
York Benimaru Co.   27,600  905,275
Yoshinoya D&C Co. Ltd. Ord.   20  249,068
  79,542,782
KOREA (SOUTH) - 0.1%
Korea Electric Power Corp.   10,000  294,100
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  62,000  274,781
MEXICO - 0.6%
Gruma SA Class B sponsored ADR (a)(b) 14,250 263,625 Telefonos de Mexico SA sponsored ADR representing Ord. Class L shares  1,000  30,500
Tubos De Acero De Mexico ADR (a)  109,900  1,222,638
  1,516,763

 SHARES VALUE (NOTE 1)
NETHERLANDS - 4.6%
AKZO Nobel NV  13,800 $ 1,734,686
DSM NV  6,100  582,797
EVC International NV  9,000  248,170
ING Groep NV  80,392  2,500,360
KBB NV Ord.   6,000  418,026
Koninklijke Hoogovens NV   100  3,551
Koninklijke KNP BT NV  5,000  109,945
Philips Electronics NV (warrants) (a)  60,000  917,188
Royal Dutch Petroleum Co.:
 Ord.   12,400  2,042,790
 ADR  8,000  1,323,000
Unilever NV:
 Ord.   6,800  1,031,484
 ADR  1,000  152,875
Vendex International NV  33,906  1,365,530
  12,430,402
NETHERLANDS ANTILLES - 0.3%
Schlumberger Ltd.   8,000  793,000
NORWAY - 3.0%
Braathens Safe  60,000  487,569
Den Norske Bank AS Class A
 Free shares  426,700  1,406,974
Dyno Industrier AS  60,000  1,359,566
Elkem ASA  10,000  132,831
Helikopter Services AS  40,000  443,812
Norsk Hydro AS  6,000  275,664
Norsk Hydro AS ADR  30,000  1,376,250
Smedvig AS   4,800  107,640
Smedvig AS, Series B (a)  1,200  25,879
Schibsted AS, Series B  25,000  380,913
Selmer AS  6,400  188,026
Saga Petroleum AS Class B  120,000  1,865,887
  8,051,011
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  14,000  234,500
PHILIPPINES - 0.1%
Belle Resources Corp. (a)   649,000  172,869
SPAIN - 3.1%
Acerinox SA (Reg.)  4,500  538,880
Banco Bilbao Vizcaya SA Ord. (Reg.)  40,000  1,941,064
Banco de Santander SA Ord. (Reg.)  20,000  1,025,320
FOCSA (Fomento Construcciones y
 Contratas SA)  13,200  1,070,340
Prosegur, CIA de Seguridad SA (Reg.)  88,000  709,427
Tabacalera SA, Series A  50,000  1,827,574
Telefonica de Espana SA Ord.   60,000  1,202,207
  8,314,812
SWEDEN - 8.7%
ABB AB, Series B  2,500  278,354
Bure Investment AB (b)  10,000  107,088
Diligentia AB (a)  93,500  1,200,111
Esselte AB Class B Free shares  85,300  1,904,669
Electrolux AB  27,000  1,501,059
Forcenergy AB Class B Free shares  200,000  2,187,336
Marieberg Tidnings Class A
 Free shares  16,700  405,872
Scania AB:
  Class A  7,500  201,075
  Class B  110,000  2,949,106
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Skandia Foersaekrings AB  36,800 $ 1,031,329
Svedala Industri Free shares  50,000  782,277
Svenska Cellulosa AB (SCA)
 Class B Ord.   3,800  79,655
Swedish Match Co.   450,000  1,339,743
Volvo AB:
 Class B  450,000  9,330,356
 ADR Class B  20,000  410,000
  23,708,030
SWITZERLAND - 1.9%
CS Holding AG (Reg.)  12,500  1,244,627
Julius Baer Holding AG  1,500  1,572,223
Nestle SA (Reg.)  700  757,995
Sandoz AG (Reg.)  1,400  1,613,155
  5,188,000
UNITED KINGDOM - 10.0%
Bass PLC Ord.   90,000  1,153,868
Benson's Crisps PLC (a)  625,000  355,906
Blue Circle Industries PLC  102,500  662,567
Booker PLC  80,000  523,243
British Petroleum PLC Ord.   301,796  3,241,973
Caradon PLC  493,700  1,939,849
Christies International PLC  229,100  928,137
Cookson Group PLC  849,100  3,122,158
Courtaulds PLC Ord.   29,700  219,865
Glaxo Holdings PLC  100,000  1,570,055
Granada Group PLC  64,000  921,533
Grand Metropolitan PLC  80,000  603,292
ICI (Imperial Chemical Industries)
 PLC Ord.   40,000  513,481
Lex Service PLC Ord.   200,000  1,184,456
Lloyds TSB Group PLC  250,700  1,588,727
Perkins Foods PLC  237,200  320,317
Redland PLC Ord.   125,000  854,175
Rugby Group PLC  365,400  597,478
Shell Transport & Trading Co.
 PLC (Reg.)  175,000  2,867,181
SmithKline Beecham PLC Ord.   122,000  1,506,569
Unigate PLC  75,000  525,928
Unilever PLC Ord.   45,000  945,206
Vodafone Group PLC  187,000  722,591
Wickes PLC  455,000  296,114
  27,164,669
UNITED STATES OF AMERICA - 2.4%
Alumax, Inc. (a)   53,000  1,702,625
Aluminum Co. of America  26,100  1,530,113
Duriron Co., Inc.   10,000  267,500
Freeport McMoRan Copper & Gold, Inc.:
 Class A  10,000  290,000
 Class B  10,000  303,750
Jefferson Smurfit Corp. (a)  1,700  23,800
Kaiser Aluminum Corp. (a)  25,000  278,125
Limited, Inc. (The)  9  165
Newmont Mining Corp.   18,000  832,500
Pharmacia & Upjohn, Inc.   14,900  536,400
Reynolds Metals Co.   11,000  618,750
  6,383,728
TOTAL COMMON STOCKS
  (Cost $251,149,164)   251,442,067
PREFERRED STOCKS - 1.8%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.9%
JAPAN - 0.3%
AJL participating trust exchangeable  43,500 $ 810,188
UNITED STATES OF AMERICA - 0.6%
Occidental Petroleum Corp.
 Indexed $3.00  25,000  1,606,250
TOTAL CONVERTIBLE PREFERRED STOCKS   2,416,438
NONCONVERTIBLE PREFERRED STOCKS - 0.9%
GERMANY - 0.4%
Volkswagen AG  4,000  1,222,702
ITALY - 0.4%
Italmobiliare Spa (Milano)  10,000  59,916
Stet (Societa Finanziaria Telefonica) Spa  225,000  599,690
Telecom Italia Mobile Spa de Risp  398,000  455,708
  1,115,314
UNITED STATES OF AMERICA - 0.1%
Freeport McMoran Copper & Gold, Inc.:
 Series B  5,000  164,375
 depositary shares representing
  gold pfd., Series II  5,000  155,000
  319,375
TOTAL NONCONVERTIBLE PREFERRED STOCKS   2,657,391
TOTAL PREFERRED STOCKS
 (Cost $4,960,632)   5,073,829
CONVERTIBLE BONDS - 0.6%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (C)
BERMUDA - 0.2%
MBL International Finance of
 Bermuda 3%, 11/30/02 Aa2 $ 600,000  661,500
CANADA - 0.2%
Horsham Corp. 3%,
 1/29/21 -  500,000  500,000
JAPAN - 0.1%
Matsushita Electric Works Co. Ltd.
 2.70%, 5/31/02 - JPY 15,000,000  157,860
UNITED STATES OF AMERICA - 0.1%
Unisys Corp. 8 1/4%, 3/15/06 B3  216,000  248,400
TOTAL CONVERTIBLE BONDS
 (Cost $1,603,938)   1,567,760
GOVERNMENT OBLIGATIONS - 0.9%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
UNITED STATES OF AMERICA - 0.9%
U.S. Treasury Obligations:
 6 1/2%, 5/15/97 (d) Aaa $ 390,000 $ 392,254
 8 3/4%, 10/15/97 Aaa  370,000  380,985
 9 1/4%, 8/15/98 Aaa  370,000  391,797
  8 7/8%, 11/15/98 Aaa  404,000  427,735
 8 7/8%, 2/15/99 Aaa  370,000  393,817
 9 1/8%, 5/15/99 Aaa  360,000  387,338
TOTAL GOVERNMENT OBLIGATIONS
 (Cost $2,410,021)   2,373,926
CASH EQUIVALENTS - 4.0%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 10,853,670  10,852,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $270,975,755)  $ 271,309,582
FUTURES CONTRACTS
  EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
45 Nikkei 225 Stock
 Index Contracts   Dec. 1996 $ 4,628,250 $ (1,485)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 1.7%
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,299,388 or 0.8% of net assets.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $392,254.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $334,217,567 and $127,177,068, respectively, of which U.S. government and government agency obligations aggregated $433,905 and $402,633, respectively.
The market value of futures contracts opened and closed during the period amounted to $45,011,076 and $46,804,390, respectively (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $53,636 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $271,104,783. Net unrealized appreciation aggregated $204,799, of which $14,780,718 related to appreciated investment securities and $14,575,919 related to depreciated investment securities.
The fund hereby designates approximately $1,767,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $4,733,534. Taxes accrued or paid to foreign countries were $505,812. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   14.0%
Cash Equivalents   4.0
Construction & Real Estate   5.1
Durables   14.1
Energy   11.1
Finance   12.2
Government Obligations   0.9
Health   3.5
Holding Companies   0.1
Industrial Machinery & Equipment   5.9
Media & Leisure   2.5
Nondurables   4.9
Precious Metals   2.7
Retail & Wholesale   4.2
Services   0.6
Technology   7.2
Transportation   0.3
Utilities   6.7
    100.0%
INTERNATIONAL VALUE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 271,309,582

value (including repurchase agreements of $10,852,000)

(cost $270,975,755) - See accompanying schedule


Cash                                                                                                                  631


Receivable for investments sold                                                                                       638,281


Receivable for fund shares sold                                                                                       1,370,185


Dividends receivable                                                                                                  668,803


Interest receivable                                                                                                   73,441


 TOTAL ASSETS                                                                                                         274,060,923


LIABILITIES


Payable for investments purchased                                                                      $ 1,611,763


Payable for fund shares redeemed                                                                        1,184,345


Accrued management fee                                                                                  185,349


Payable for daily variation on                                                                          11,250

futures contracts


Other payables and                                                                                      203,029

accrued expenses


 TOTAL LIABILITIES                                                                                                    3,195,736


NET ASSETS                                                                                                           $ 270,865,187


Net Assets consist of:


Paid in capital                                                                                                      $ 257,934,392


Undistributed net investment income                                                                                   3,774,842


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   8,823,049


Net unrealized appreciation (depreciation) on investments                                                             332,904

and assets and liabilities in

foreign currencies


NET ASSETS, for 23,906,732                                                                                           $ 270,865,187

shares outstanding


NET ASSET VALUE, offering price                                                                                       $11.33

and redemption price per share ($270,865,187 (divided by) 23,906,732 shares)



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 3,878,161
Dividends

Special dividend from Volvo AB                                                    928,096

Interest                                                                          2,235,026

                                                                                  7,041,283

Less foreign taxes withheld                                                       (505,812
                                                                                 )

 TOTAL INCOME                                                                     6,535,471

EXPENSES

Management fee                                                     $ 1,636,231
Basic fee

 Performance adjustment                                             86,631

Transfer agent fees                                                 581,960

Accounting fees and expenses                                        163,645

Non-interested trustees' compensation                               749

Custodian fees and expenses                                         157,015

Registration fees                                                   100,961

Audit                                                               43,478

Legal                                                               2,205

Miscellaneous                                                       539

 Total expenses before reductions                                   2,773,414

 Expense reductions                                                 (24,726       2,748,688
                                                                   )

NET INVESTMENT INCOME                                                             3,786,783

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              7,849,881

 Foreign currency transactions                                      (15,732
                                                                   )

 Futures contracts                                                  1,111,472     8,945,621

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (1,264,473
                                                                   )

 Assets and liabilities in                                          2,246
 foreign currencies

 Futures contracts                                                  10,592        (1,251,635
                                                                                 )

NET GAIN (LOSS)                                                                   7,693,986

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 11,480,769

OTHER INFORMATION                                                                $ 23,035
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       147

 Transfer agent interest credits                                                  1,544

                                                                                 $ 24,726


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    NOVEMBER 1,
                                    OCTOBER 31,   1994
                                    1996          (COMMENCEMENT
                                                  OF OPERATIONS) TO
                                                  OCTOBER 31, 1995




Operations                                                                                        $ 3,786,783      $ 510,464
Net investment income

 Net realized gain (loss)                                                                          8,945,621        1,988,292

 Change in net unrealized appreciation (depreciation)                                             (1,251,635)      1,584,539

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   11,480,769       4,083,295

Distributions to shareholders                                                                      (56,772)         -
From net investment income

 From net realized gain                                                                            (1,703,168)      -

 TOTAL DISTRIBUTIONS                                                                               (1,759,940)      -

Share transactions                                                                                 592,069,913      164,834,882
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    1,730,074        -

 Cost of shares redeemed                                                                          (389,483,829)    (112,089,977)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           204,316,158      52,744,905

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          214,036,987      56,828,200

NET ASSETS

 Beginning of period                                                                               56,828,200       -

 End of period (including undistributed net investment income of $3,774,842 and $36,632,
respectively)                                                                                     $ 270,865,187    $ 56,828,200

OTHER INFORMATION
Shares

 Sold                                                                                             53,175,152       16,269,212

 Issued in reinvestment of distributions                                                          160,044          -

 Redeemed                                                                                         (34,777,000)     (10,920,676)

 Net increase (decrease)                                                                           18,558,196       5,348,536



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEAR ENDED    NOVEMBER 1,
                          OCTOBER 31,   1994
                                        (COMMENCEMENT
                                        OF OPERATIONS) TO
                                        OCTOBER 31,

SELECTED PER-SHARE DATA   1996          1995




Net asset value, beginning of period                                                                     $ 10.63     $ 10.00

Income from Investment Operations

 Net investment income                                                                               .16 E       .11 B

 Net realized and unrealized gain (loss)                                                                    .85         .52

 Total from investment operations                                                                             1.01        .63



Less Distributions

 From net investment income                                                                                 (.01)       -

 From net realized gain                                                                                      (.30)       -

 Total distributions                                                                                          (.31)       -

Net asset value, end of period                                                                           $ 11.33     $ 10.63

TOTAL RETURN A                                                                                                9.64%       6.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                  $ 270,865   $ 56,828

Ratio of expenses to average net assets                                                                      1.28%       1.72%

Ratio of expenses to average net assets after expense reductions                                             1.26% C     1.72%

Ratio of net investment income to average net assets                                                         1.74%       1.08%

Portfolio turnover rate                                                                                      71%         109%

Average commission rate D                                                                              $ .0264

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO
AB WHICH AMOUNTED TO $.04 PER SHARE.


OVERSEAS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                       PAST 1   PAST 5   PAST 10
OCTOBER 31, 1996                    YEAR     YEARS    YEARS

OVERSEAS                            11.41%   46.46%   155.47%

Morgan Stanley Capital              10.47%   44.54%   143.55%
 International EAFE Index

International Funds Average         10.73%   57.53%   166.32%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index, a market capitalization weighted, unmanaged index of over 1,000 foreign stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of 324 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                 PAST 1   PAST 5   PAST 10
OCTOBER 31, 1996              YEAR     YEARS    YEARS

OVERSEAS                      11.41%   7.93%    9.83%

Morgan Stanley Capital        10.47%   7.65%    9.31%
 International EAFE Index

International Funds Average   10.73%   9.36%    9.98%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER TEN YEARS
IMAHDR PRASUN   SHR__CHT 19961031 19961104 095449 S00000000000001
             Overseas                    MS EAFE Index
             00094                       MS001
  1986/10/31      10000.00                    10000.00
  1986/11/30      10936.45                    10576.63
  1986/12/31      11478.16                    11137.02
  1987/01/31      13244.59                    12320.45
  1987/02/28      13669.55                    12689.18
  1987/03/31      15215.24                    13728.97
  1987/04/30      16352.63                    15181.65
  1987/05/31      16290.14                    15181.59
  1987/06/30      15144.41                    14697.91
  1987/07/31      15369.39                    14672.24
  1987/08/31      16648.44                    15772.39
  1987/09/30      16444.29                    15524.07
  1987/10/31      12873.79                    13348.88
  1987/11/30      12769.63                    13480.33
  1987/12/31      13586.44                    13880.61
  1988/01/31      13058.20                    14128.44
  1988/02/29      13472.84                    15070.19
  1988/03/31      14290.75                    15996.80
  1988/04/30      14665.63                    16229.26
  1988/05/31      14370.27                    15709.01
  1988/06/30      13961.31                    15294.95
  1988/07/31      13779.56                    15774.81
  1988/08/31      13364.92                    14749.16
  1988/09/30      13864.75                    15393.62
  1988/10/31      14370.27                    16710.73
  1988/11/30      14745.15                    17706.13
  1988/12/31      14708.26                    17804.85
  1989/01/31      14888.48                    18118.11
  1989/02/28      15277.98                    18211.24
  1989/03/31      15144.27                    17853.82
  1989/04/30      15469.83                    18019.41
  1989/05/31      14725.70                    17039.10
  1989/06/30      14295.50                    16752.27
  1989/07/31      15714.00                    18855.90
  1989/08/31      15347.75                    18007.88
  1989/09/30      16167.46                    18828.17
  1989/10/31      15289.61                    18071.70
  1989/11/30      16155.83                    18980.16
  1989/12/31      17198.88                    19680.47
  1990/01/31      16808.55                    18948.20
  1990/02/28      16460.91                    17625.71
  1990/03/31      17003.72                    15789.53
  1990/04/30      16961.02                    15664.23
  1990/05/31      18113.71                    17451.54
  1990/06/30      18436.96                    17297.83
  1990/07/31      19345.69                    17541.48
  1990/08/31      17204.98                    15838.06
  1990/09/30      15296.03                    13630.79
  1990/10/31      16753.66                    15754.73
  1990/11/30      16198.66                    14825.39
  1990/12/31      16063.34                    15065.55
  1991/01/31      16419.73                    15552.85
  1991/02/28      17015.86                    17220.10
  1991/03/31      16458.60                    16186.33
  1991/04/30      16691.88                    16345.28
  1991/05/31      16724.27                    16515.84
  1991/06/30      15674.55                    15302.24
  1991/07/31      16529.88                    16054.07
  1991/08/31      16653.00                    15728.04
  1991/09/30      17385.21                    16614.46
  1991/10/31      17443.53                    16849.98
  1991/11/30      16814.99                    16063.35
  1991/12/31      17446.94                    16892.91
  1992/01/31      17647.24                    16532.08
  1992/02/29      17281.17                    15940.36
  1992/03/31      16922.01                    14888.04
  1992/04/30      17951.15                    14958.81
  1992/05/31      18724.73                    15960.09
  1992/06/30      18282.68                    15203.06
  1992/07/31      17122.31                    14813.97
  1992/08/31      16977.27                    15743.11
  1992/09/30      16272.76                    15432.23
  1992/10/31      15167.65                    14622.74
  1992/11/30      15091.67                    14760.34
  1992/12/31      15448.27                    14836.69
  1993/01/31      15898.52                    14834.86
  1993/02/28      16224.56                    15282.98
  1993/03/31      17326.90                    16615.13
  1993/04/30      18530.16                    18191.95
  1993/05/31      18957.12                    18576.16
  1993/06/30      18506.87                    18286.33
  1993/07/31      19353.03                    18926.44
  1993/08/31      20447.60                    19948.15
  1993/09/30      20269.06                    19499.13
  1993/10/31      21084.17                    20100.05
  1993/11/30      20121.56                    18343.09
  1993/12/31      21635.93                    19667.59
  1994/01/31      23174.03                    21330.40
  1994/02/28      22740.21                    21271.32
  1994/03/31      22085.53                    20355.13
  1994/04/30      22826.97                    21218.78
  1994/05/31      22535.13                    21096.96
  1994/06/30      22235.39                    21395.10
  1994/07/31      22858.52                    21600.86
  1994/08/31      23189.80                    22112.26
  1994/09/30      22550.90                    21415.83
  1994/10/31      23008.39                    22128.97
  1994/11/30      22061.86                    21065.45
  1994/12/31      21910.89                    21197.35
  1995/01/31      20971.85                    20383.05
  1995/02/28      20987.90                    20324.55
  1995/03/31      21613.93                    21592.21
  1995/04/30      22231.93                    22404.27
  1995/05/31      22544.94                    22137.20
  1995/06/30      22713.48                    21748.98
  1995/07/31      23732.78                    23102.99
  1995/08/31      23074.65                    22221.70
  1995/09/30      23395.69                    22655.69
  1995/10/31      22930.18                    22046.70
  1995/11/30      23187.02                    22660.12
  1995/12/31      23894.97                    23573.11
  1996/01/31      24347.06                    23669.88
  1996/02/29      24396.37                    23749.90
  1996/03/31      24758.05                    24254.25
  1996/04/30      25432.07                    24959.40
  1996/05/31      25440.29                    24500.10
  1996/06/30      25629.34                    24638.00
  1996/07/31      24914.22                    23917.89
  1996/08/31      25095.06                    23970.30
  1996/09/30      25818.40                    24607.09
  1996/10/31      25547.15                    24355.28
IMATRL PRASUN   SHR__CHT 19961031 19961104 095452 R00000000000123

Let's say hypothetically that $10,000 was invested in Fidelity Overseas Fund on October 31, 1986. As the chart shows, by October 31, 1996, the value of the investment would have grown to $25,547 - a 155.47% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International EAFE Index did over the period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,355 - a 143.55% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
OVERSEAS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Mace, Portfolio Manager of Fidelity Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Pretty well. For the year ending October 31, 1996, the fund had a total return of 11.41%. For the same period, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 10.47%. Additionally, the international funds average, as tracked by Lipper Analytical Services, stood at 10.73% for the one year period.
Q. WHAT WOULD YOU SAY WERE SOME OF THE BIGGEST CHANGES YOU'VE MADE TO THE FUND SINCE YOU BECAME THE MANAGER?
A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales into European cyclical stocks - which tend to benefit from a strengthening economy - and short-term investments. This strategy has been effective in moving the fund into undervalued European equities that I believe have attractive risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.
Q. ARE YOU SAYING YOU HAVE A NEGATIVE VIEW OF JAPAN?
A. No. In fact, I solidified the fund's position in what I consider my "value" holdings in Japan. These are companies that I believe will benefit from the weak yen, the nascent Japanese economic recovery, world economic growth and good managements intent on raising the value of the business. I only invest with conviction and I have a great belief in the fund's remaining Japanese holdings. Some examples include Toyota and Honda, retailer Ito-Yokado and broad-based export companies such as Canon and Omron.
Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .
A. Six months ago I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more companies have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor performing subsidiaries and redeploying excess cash more efficiently.
Q. WHAT TYPES OF COMPANIES DID YOU LIKE IN EUROPE?
A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell and British Petroleum. Additionally, I added to positions during the period that I have long considered value holdings in Europe - such as Veba, Alcatel and Volvo - and that, in my opinion, exemplify some of the themes I discussed before.
Q. DID THE FUND OWN ANY STOCKS IN EMERGING MARKETS DURING THE PERIOD?
A. Yes, Telebras - Brazil's largest privatized telecommunications company - is the fund's largest emerging market holding. I don't intend to make emerging markets a large part of the fund, but I will buy an emerging market stock if I can get it on my terms - undervalued and having a good risk/reward tradeoff.
Q. IT APPEARS MANY OF YOUR CANADIAN POSITIONS ARE NEW TO THE FUND . . .
A. That's right. Many Canadian oil and gas, natural resources and bank stocks were attractively priced during the period. Some additions include Canadian Natural Resources, Inco, and Canadian Imperial Bank of Commerce.
Q. DID YOU HAVE ANY DISAPPOINTMENTS?
A. Sure. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it was also reported that the government indicated it will take steps to oust the management if they do not comply. I think it's unfortunate that the government is unduly influencing management's decision making process and hurting the performance of Eramet's stock.
Q. WHAT DO YOU SEE GOING FORWARD?
A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. A key determinant of a company's stock price will be the company's shareholder friendliness as reflected in stock buybacks or a proactive management. I will try to position the fund in companies that may benefit from economic growth and that are focused on providing returns for shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing in equity securities outside the United States
FUND NUMBER: 094
TRADING SYMBOL: FOSFX
START DATE: December 4, 1984
SIZE: as of October 31, 1996, more than
$3.1 billion
MANAGER: Richard Mace, since March 1996;
manager, Fidelity International Value Fund, since 1994; co-manager, Fidelity Global
Balanced Fund, February 1993-December
1993 and January 1995-March 1996;
manager,
Fidelity Global Balanced Fund, since March
1996; manager, Fidelity International Growth &
Income Fund, 1994-March 1996; manager,
Fidelity Advisor Overseas, VIP: Overseas,
Fidelity Advisor Annuity Overseas, since
March 1996; joined Fidelity in 1987
(checkmark)
RICK MACE ON THE WEAK YEN AND THE PRICING POWER OF
JAPANESE COMPANIES:
"At the end of the period, the Japanese yen had reached a three-year low against the dollar of 115 yen
- that's a depreciation of 30% from a high of 80 yen in the spring of 1995. The weakness of the yen improves the competitiveness of Japanese exports and favorably impacts reported profits after the translation of overseas earnings back into yen.
"In theory, this works. Unfortunately, in practice, the benefits of the weak yen have not been realized by investors. Many companies instead are passing on the benefits to customers in the form of lower prices in an effort to boost market share. As such, they are giving away a lot of the potential earnings gains.
Fortunately, the Japanese auto companies have not taken this route, and that is why the fund has taken substantial positions in the auto companies."
(solid bullet) According to THE ECONOMIST, Japan has the world's largest amount of foreign assets relative to its foreign debts at $742 billion or 16.7% of the country's GDP. In contrast, the United States continued to be the world's debtor nation, with net foreign debt of $814 billion or 11.3% of GDP.
DISTRIBUTIONS
The Board of Trustees of Fidelity Overseas Fund voted to pay on December 9, 1996, to shareholders of record at the opening of business on December 6, 1996, a distribution of $1.63 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.37 per share from net investment income.
A total of 4.84% of the dividends distributed during the fiscal year was derived from interest on U.S.
Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1997 of the applicable percentage for use in preparing
1996 income tax returns.

OVERSEAS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Canada 3.1%
United States 12.7%
Row: 1, Col: 1, Value: 12.7
Row: 1, Col: 2, Value: 12.1
Row: 1, Col: 3, Value: 6.6
Row: 1, Col: 4, Value: 3.5
Row: 1, Col: 5, Value: 17.0
Row: 1, Col: 6, Value: 5.4
Row: 1, Col: 7, Value: 23.7
Row: 1, Col: 8, Value: 6.5
Row: 1, Col: 9, Value: 9.4
Row: 1, Col: 10, Value: 3.1
France 9.4%
United
Kingdom 12.1%
Germany 6.5%
Sweden 6.6%
Japan 23.7%
Spain 3.5%
Netherlands 5.4%
Other 17.0%
AS OF APRIL 30, 1996

France 6.3%
Germany 4.3%
United States 19.7%
Row: 1, Col: 1, Value: 19.7
Row: 1, Col: 2, Value: 12.0
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 3.6
Row: 1, Col: 5, Value: 17.7
Row: 1, Col: 6, Value: 5.2
Row: 1, Col: 7, Value: 23.1
Row: 1, Col: 8, Value: 3.7
Row: 1, Col: 9, Value: 4.3
Row: 1, Col: 10, Value: 6.3
Hong
Kong 3.7%
United
Kingdom 12.0%
Japan 23.1%
Sweden 4.4%
Spain 3.6%
Netherlands 5.2%
Other 17.7%
ASSET ALLOCATION
                                 % OF FUND'S   % OF FUND'S
                                 INVESTMENTS   INVESTMENTS
                                               6 MONTHS AGO

Stocks, closed-end investment    88.8          80.0
 companies and equity futures

Bonds                            0.3           0.3

Short-term investments           10.9          19.7

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Veba AG Ord.                            3.0           0.6
(Germany, Electric Utility)

Volvo AB Class B                        2.8           1.5
(Sweden, Autos, Tires, & Accessories)

Total SA Class B                        2.2           0.9
(France, Oil & Gas)

Honda Motor Co. Ltd.                    2.0           1.0
(Japan, Autos, Tires, & Accessories)

Alcatel Alsthom Compagnie Generale      1.6           1.3
 d'Electricite SA
(France, Electrical Equipment)

Toyota Motor Corp.                      1.6           0.9
(Japan, Autos, Tires, & Accessories)

Fuji Photo Film Co. Ltd.                1.4           0.6
(Japan, Photographic Equipment)

Takeda Chemical Industries Ltd.         1.3           0.6
(Japan, Drugs & Pharmaceuticals)

British Petroleum PLC Ord.              1.2           0.6
(United Kingdom, Oil & Gas)

Scania AB Class B                       1.2           0.9
(Sweden, Autos, Tires, & Accessories)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            14.4           18.7

Durables                           14.1           10.7

Basic Industries                   10.1           5.4

Energy                             8.9            4.6

Utilities                          8.5            7.7

Technology                         5.4            4.6

Nondurables                        5.3            6.1

Industrial Machinery & Equipment   4.4            4.7

Health                             4.4            2.4

Retail & Wholesale                 4.3            5.2


OVERSEAS
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.8%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.7%
Perez Companc Class B  785,387 $ 4,991,110
Telecom Argentina Class B
 sponsored ADR  212,930  8,038,108
Telecom Argentina Stet France
 Telecom SA  473,300  1,786,993
YPF Sociedad Anonima sponsored ADR
 representing Class D shares  296,200  6,738,550
  21,554,761
AUSTRALIA - 1.6%
Brambles Industries Ltd.   724,700  11,987,484
CSR Ltd.   2,984,100  10,013,888
Coles Myer Ltd.   1,308,700  4,774,903
QNI Ltd.   3,103,000  6,237,908
Western Mining Holdings Ltd.   1,797,987  11,284,523
Woolworths Ltd.   2,206,600  5,082,063
  49,380,769
BELGIUM - 0.4%
Bekaert SA  6,400  5,167,149
Delhaize Freres & Cie Le Lion SA  130,000  7,253,513
  12,420,662
BERMUDA - 0.2%
Dickson Concepts International Ltd.   2,110,399  7,041,760
BRAZIL - 1.0%
Multicanal Participacoes SA
 sponsored ADR  177,400  2,483,600
Telebras sponsored ADR  391,000  29,129,500
  31,613,100
CANADA - 3.1%
Alcan Aluminium Ltd.   327,700  10,772,760
Alliance Communications Corp.
 Class B (non-vtg.) (a)  136,400  1,177,048
BCE, Inc.   211,200  9,712,249
Barrick Gold Corp.   174,600  4,578,774
Bre-X Minerals Ltd. (a)  488,500  8,175,427
Bro-X Minerals Ltd.   81,770  238,263
Canadian Imperial Bank of Commerce  254,000  10,570,287
Canadian Natural Resources Ltd. (a)  672,600  16,733,968
Canada Occidental Petroleum Ltd.   131,100  2,316,497
Greenstone Resources Ltd. (a)  268,800  3,414,098
Inco Ltd.   798,500  25,265,400
Renaissance Energy Ltd. (a)  121,900  3,870,709
  96,825,480
CHILE - 0.1%
Santa Isabel SA sponsored ADR  77,000  2,165,625
DENMARK - 0.6%
Den Danske Bank Group AS  63,100  4,512,399
International Service Systems AS,
 Series B  439,900  12,447,438
Unidanmark AS Class A  65,500  3,010,358
  19,970,195
FINLAND - 1.8%
Cultor OY, Series 1  143,900  6,567,236
Huhtamaki Ord.   345,100  14,952,537
Metsa-Serla Ltd. Class B  219,600  1,521,411
Nokia Corp. AB, Series A  61,900  2,850,828
Pohjola Class B  739,870  15,459,047

 SHARES VALUE (NOTE 1)
Valmet OY  623,360 $ 9,487,433
Valmet OY (b)  342,200  5,208,226
  56,046,718
FRANCE - 9.4%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  571,129  48,597,237
Axa SA  313,665  19,545,908
Canal Plus SA  79,800  19,716,393
Credit Commercial de France Ord.   102,600  4,603,384
Eramet SA  313,128  14,495,309
Generale des Eaux, Cie  61,600  7,345,355
Groupe Danone  32,600  4,453,552
Lafarge Coppee SA  85,100  5,095,371
Michelin SA (Compagnie Generale
 des Etablissements) Class B  552,152  26,562,347
Nationale Elf Aquitaine  200,000  15,956,284
Pechiney SA Class A  736,154  31,535,090
Peugeot SA Ord.   34,900  3,630,308
Paribas SA (Cie Financiere) Class A  26,000  1,669,399
Societe Generale Class A  51,300  5,516,452
Total SA Class B  856,490  66,844,331
Usinor Sacilor  836,626  12,384,481
Valeo SA   9,500  568,813
  288,520,014
GERMANY - 6.2%
BASF AG  246,800  7,976,553
Bayer AG  599,800  22,601,904
Continental Gummi-Werke AG  685,000  11,935,999
Daimler-Benz AG Ord. (a)  260,900  15,379,513
Hoechst AG Ord.   195,100  7,341,554
Karstadt AG  6,800  2,479,528
Mannesmann AG Ord.   16,900  6,594,334
Veba AG Ord.   1,755,100  93,654,666
Volkswagen AG  58,300  23,290,042
  191,254,093
HONG KONG - 2.1%
Great Eagle Holdings Ltd.   1,922,000  6,176,987
HSBC Holdings PLC  1,348,000  27,612,337
Hong Kong & China Gas Co. Ltd.   4,275,600  7,520,261
Hutchison Whampoa Ltd. Ord.   462,000  3,226,507
Hysan Development Co. Ltd.   2,859,000  9,169,861
Oriental Press Group Ltd. (warrants) (a)  607,000  48,672
Peregrine Investments Holdings Ltd.   2,084,000  3,355,552
Sun Hung Kai Properties Ltd.   288,000  3,277,722
Wharf Holdings Ltd. (b)  750,000  3,094,203
  63,482,102
INDONESIA - 0.1%
Pt Tambang Timah GDR unit  83,600  1,337,600
IRELAND - 0.8%
Bank of Ireland, Inc.   1,927,500  15,837,015
Independent Newspapers PLC  1,609,950  8,513,013
  24,350,028
ITALY - 0.9%
Eni Spa  2,379,800  11,369,501
Magneti Marelli Spa  3,200,000  3,097,212
Montedison Spa Ord. (a)  2,239,758  1,466,445
Olivetti & Co. Spa Ord. (a)  8,727,400  2,528,948
Pirelli Spa Ord.   3,293,100  5,841,255
SAI (Sta Assieuratrice Industriale) Spa  456,300  3,595,035
  27,898,396
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - 23.2%
Acom Co. Ltd.   43,600 $ 1,670,967
Amway Japan Ltd.   154,800  6,163,491
Aoyama Trading Co. Ord.   465,500  11,879,895
Asahi Chemical Industry Co. Ltd.   494,000  3,075,992
Asahi Breweries Ltd.   476,000  4,884,192
Bank of Tokyo-Mitsubishi Ltd.   237,000  4,822,101
Bridgestone Corp.   421,000  7,088,972
Canon, Inc.   1,850,000  35,369,438
Citizen Watch Co. Ltd. Ord.   859,000  6,516,422
DDI Corp. Ord.   1,917  14,374,348
Dai-Ichi Kangyo Bank  299,000  4,851,129
Daiwa House Industry Co. Ltd.   1,105,000  15,311,555
Daiwa Securities Co. Ltd.   1,600,000  17,259,374
Denny's Japan Co. Ltd.   131,000  4,147,424
Daito Trust Construction Co.  1,210,700  15,289,700
Fuji Bank Ltd.   402,000  7,227,363
Fuji Photo Film Co. Ltd.   1,463,000  41,955,801
Fujitsu Ltd.   327,000  2,867,792
Hitachi Koki Co. Ltd. Ord.   260,000  2,177,593
Hitachi Ltd.   2,045,000  18,114,011
Hitachi Maxell Ltd.   696,000  13,733,831
Honda Motor Co. Ltd.   2,552,000  60,876,477
Hoya Corp.   62,000  2,033,589
Ito-Yokado Co. Ltd.   583,000  29,041,352
Kao Corp.   236,000  2,773,427
Kobe Steel Ltd. Ord. (a)  1,541,000  3,648,937
Komatsu Ltd. Ord.   2,257,000  18,447,920
Matsushita Electric Industrial Co. Ltd.   1,905,000  30,406,491
Minebea Co. Ltd.   937,000  7,880,579
Minolta Camera Co. Ltd.   277,000  1,668,924
Mitsubishi Electric Co. Ord.   2,283,000  13,194,449
Mitsubishi Estate Co. Ltd.   511,000  6,363,692
Mitsubishi Heavy Industries Ltd.   2,137,000  16,398,817
Mitsui Trust and Banking Co. Ltd.   739,000  7,129,139
NEC Corp.   261,000  2,838,325
NKK Corp. (a)  1,412,000  3,541,609
Namco Ltd.   143,700  4,297,453
Nikko Securities Co. Ltd.   1,031,000  9,855,646
Nintendo Co. Ltd. Ord.   288,300  18,406,701
Nichiei Co. Ltd.   53,600  3,563,149Nitto Denko Corp.   184,000  2,727,121
Nomura Securities Co. Ltd.   1,455,000  23,989,477
Onward Kashiyama & Co. Ltd.   590,000  8,227,144
Omron Corp.   301,000  5,358,737
Orix Corp.   467,000  17,365,315
Ricoh Co. Ltd. Ord.   1,143,000  11,327,253
Rohm Co. Ltd.   100,000  5,919,755
Sakura Bank Ltd.   1,595,000  15,107,214
Sankyo Co. Ltd.   367,000  9,076,431
Sekisui Chemical Co. Ltd.   918,000  10,224,600
Sho Bond Corp. Ord.   52,700  1,640,737
Sony Corp.   278,800  16,699,882
TDK Corp.   207,000  12,126,815
Tadano Ltd.   29,000  248,989
Takeda Chemical Industries Ltd. (a)  2,302,000  39,367,685
Toyota Motor Corp.   2,024,000  47,748,829
Uni Charm Corp. Ord.   44,000  1,068,888
Uny Co. Ltd.   208,000  3,593,598
York Benimaru Co.   57,100  1,872,870
  714,839,407

 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   354,760 $ 10,433,482
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  711,000  3,151,122
MEXICO - 0.3%
BANACCI SA de CV Class B (a)  890,700  1,899,862
Cifra SA Class C (a)  3,236,100  4,182,162
Gruma SA Class B sponsored
 ADR (a)(b)  163,000  3,015,500
  9,097,524
NETHERLANDS - 5.4%
AKZO Nobel NV  220,800  27,754,970
DSM NV  170,900  16,327,865
ING Groep NV  843,267  26,227,371
KBB NV Ord.   67,500  4,702,796
KLM Royal Dutch Air Lines NV  270,000  6,413,264
Koninklijke KNP BT NV  64,200  1,411,694
Philips Electronics NV (Bearer)  404,100  14,207,708
Royal Dutch Petroleum Co. Ord.   205,900  33,920,205
Unilever NV Ord.   132,000  20,022,930
Vendex International NV (b)  372,900  15,018,167
  166,006,970
NETHERLANDS ANTILLES - 0.4%
Schlumberger Ltd.   119,000  11,795,875
NORWAY - 1.5%
Den Norske Bank AS Class A Free shares  3,753,600  12,376,891
Orkla AS Class B (non-vtg.)  114,000  6,644,997Norsk Hydro AS  400,600
18,405,151
Saga Petroleum AS Class B  626,200  9,736,822
  47,163,861
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  144,400  2,418,700
PHILIPPINES - 0.1%
Belle Resources Corp. (a)  7,117,000  1,895,700
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   4,882,000  3,913,913
SPAIN - 3.5%
Acerinox SA (Reg.)  53,441  6,399,619
Banco Bilbao Vizcaya SA Ord. (Reg.)  600,000  29,115,956
Banco de Santander SA Ord. (Reg.)  378,000  19,378,547
Banco Intercontinental Espanol  60,400  7,228,240
FOCSA (Fomento Construcciones y
 Contratas SA)  60,310  4,890,319
Tabacalera SA, Series A  549,700  20,092,350
Telefonica de Espana SA Ord.   1,001,300  20,062,835
  107,167,866
SWEDEN - 6.6%
ABB AB, Series B  27,000  3,006,220
Bure Investment AB (b)  113,500  1,215,453
Diligentia AB (a)  159,400  2,045,964
Electrolux AB  226,700  12,603,340
Esselte AB Class B Free shares  165,700  3,699,925
Investor AB Class B Free shares  308,300  12,410,019
Scania AB:
 Class A  243,400  6,525,568
 Class B  1,327,900  35,601,077
 Series B (warrants) (a)  300,000  282,531
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Skandinaviska Enskilda Banken Class A
 Free shares  1,470,000 $ 12,280,982
Skandia Foersaekrings AB  452,000  12,667,411
Svenska Cellulosa AB (SCA) Class B Ord.   43,700  916,038
Swedish Match Co.   3,977,900  11,843,035
Volvo AB Class B  4,209,100  87,272,005
  202,369,568
SWITZERLAND - 2.3%
CS Holding AG (Reg.)  144,250  14,362,997
CIBA-GEIGY AG (Reg.)  15,865  19,481,687
Nestle SA (Reg.)  11,475  12,425,707
Roche Holding AG participation
 certificates  1,200  9,047,675
Sandoz AG (Reg.)  13,300  15,324,973
  70,643,039
UNITED KINGDOM - 12.1%
Barclays PLC Ord.   1,017,400  15,965,463
Barratt Developments PLC  2,877,900  11,916,564
Bass PLC Ord.   1,040,100  13,334,872
Blue Circle Industries PLC  784,100  5,068,478
Booker PLC  958,300  6,267,799
Boots Co. PLC (The)  586,100  5,940,833
British Airways PLC Ord.   789,600  7,104,276
British Petroleum PLC Ord.   3,468,667  37,261,344
British Telecommunications PLC Ord.   1,373,600  7,944,882
Cable & Wireless PLC Ord.   627,600  4,982,993
Caradon PLC  4,149,600  16,304,629
Christies International PLC  218,700  886,004
Cookson Group PLC  6,921,700  25,451,229
Courtaulds PLC Ord.   78,100  578,163
Dixons Group PLC  2,007,017  17,976,119
Glaxo Holdings PLC  1,179,200  18,514,089
Granada Group PLC  647,200  9,319,000
Grand Metropolitan PLC  2,594,811  19,567,846
ICI (Imperial Chemical Industries)
 PLC Ord.   243,600  3,127,101
Lloyds TSB Group PLC  3,941,659  24,978,943
MFI Furniture Group PLC  963,400  3,134,904
National Westminster Bank PLC Ord.   885,280  10,104,059
Prudential Corp. PLC  748,105  5,659,826
Redland PLC Ord.   835,100  5,706,572
Rolls Royce PLC Ord.   1,824,647  7,555,343
Rugby Group PLC  2,895,300  4,734,206
Shell Transport & Trading Co.:
 ADR   31,500  3,087,000
 PLC (Reg.)   1,850,000  30,310,197
SmithKline Beecham PLC Ord.   1,304,900  16,114,119
Unigate PLC   605,500  4,245,990
Unilever PLC Ord.   473,300  9,941,463
Vodafone Group PLC sponsored ADR  36,400  1,405,950
Vodafone Group PLC  3,382,550  13,070,596
WPP Group PLC (b)  1,130,600  4,212,423
Wickes PLC  1,394,500  907,541
  372,680,816
UNITED STATES OF AMERICA - 1.8%
Alumax, Inc. (a)  511,400  16,428,725
Aluminum Co. of America  359,300  21,063,963
Jefferson Smurfit Corp. (a)  19,900  278,600
Kaiser Aluminum Corp. (a)  676,300  7,523,838

 SHARES VALUE (NOTE 1)
Newmont Mining Corp.   83,800 $ 3,875,750
Pharmacia & Upjohn, Inc.   192,700  6,937,200
  56,108,076
TOTAL COMMON STOCKS
 (Cost $2,428,556,986)   2,673,547,222
PREFERRED STOCKS - 1.6%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust exchangeable  131,300  2,445,463
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 0.3%
Volkswagen AG  26,600  8,130,966
ITALY - 1.2%
SAI (Sta Assicuratrice Industriale) Spa  1,221,800  3,801,872
Stet (Societa Finanziaria Telefonica) Spa  10,889,400  29,023,389
Telecom Italia Mobile Spa de Risp  4,373,500  5,007,632
  37,832,893
TOTAL NONCONVERTIBLE PREFERRED STOCKS   45,963,859
TOTAL PREFERRED STOCKS
 (Cost $38,103,304)   48,409,322
CONVERTIBLE BONDS - 0.3%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
BERMUDA - 0.3%
MBL International Finance
 of Bermuda 3%, 11/30/02
 (Cost $9,095,888) Aa2 $ 8,031,000  8,854,178
GOVERNMENT OBLIGATIONS - 0.0%
UNITED STATES OF AMERICA - 0.0%
U.S. Treasury Bill, yield at date of purchase
 5.33%, 3/6/97 (c)
 (Cost $439,015)   450,000  439,015
CASH EQUIVALENTS - 11.3%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 349,242,736  349,189,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,825,384,193)  $ 3,080,438,737
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
127 Nikkei 225 Stock
 Index Contracts   Dec. 1996 $ 13,061,950 $ (483,049)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.4%
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $31,763,972 or 1.0% of net assets.
(c) Security pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $439,015.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $2,483,605,024 and $1,974,318,186, respectively.
The market value of futures contracts opened during the period amounted to $13,544,999 (see Note 2 of Notes to Financial Statements).
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $546,207 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $2,826,918,340. Net unrealized appreciation aggregated $253,520,397, of which $370,670,814 related to appreciated investment securities and $117,150,417 related to depreciated investment securities. The fund hereby designates approximately $56,455,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $67,637,806. Taxes accrued or paid to foreign countries were $8,543,085. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries   10.1
Cash Equivalents   11.3
Construction & Real Estate   3.7
Durables   14.1
Energy   8.9
Finance   14.4
Health   4.4
Holding Companies   0.2
Industrial Machinery & Equipment   4.4
Media & Leisure   2.2
Nondurables   5.3
Precious Metals   1.1
Retail & Wholesale   4.3
Services   0.7
Technology   5.4
Transportation   0.8
Utilities   8.5
    100.0%
OVERSEAS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 OCTOBER 31, 1996

ASSETS

Investment in securities, at                                                                                      $ 3,080,438,737
value (including repurchase agreements of $349,189,000) (cost $2,825,384,193) -
See accompanying schedule

Cash                                                                                                               83

Receivable for investments sold                                                                                    38,398,999

Receivable for fund shares sold                                                                                    14,123,618

Dividends receivable                                                                                               8,341,471

Interest receivable                                                                                                100,388

Other receivables                                                                                                 2,279

 TOTAL ASSETS                                                                                                      3,141,405,575

LIABILITIES

Payable for investments purchased                                                                  $ 13,197,963

Payable for fund shares redeemed                                                                   10,445,754

Accrued management fee                                                                             1,982,719

Payable for daily variation on futures contracts                                                   31,750

Other payables and                                                                                1,121,904
accrued expenses

 TOTAL LIABILITIES                                                                                                 26,780,090

NET ASSETS                                                                                                       $ 3,114,625,485

Net Assets consist of:

Paid in capital                                                                                                   $ 2,619,132,501

Undistributed net investment income                                                                               35,462,219

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                205,444,582

Net unrealized appreciation (depreciation) on investments                                                          254,586,183
and assets and liabilities in foreign currencies

NET ASSETS, for 100,204,519 shares outstanding                                                                    $ 3,114,625,485

NET ASSET VALUE, offering price                                                                                    $31.08
and redemption price per share ($3,114,625,485 (divided by) 100,204,519 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 59,360,699
Dividends

Special dividend from Volvo AB                                                     8,000,642

Interest                                                                           20,341,855

                                                                                   87,703,196

Less foreign taxes withheld                                                        (8,543,085
                                                                                  )

 TOTAL INCOME                                                                      79,160,111

EXPENSES

Management fee                                                     $ 20,950,441
Basic fee

 Performance adjustment                                             123,101

Transfer agent fees                                                 7,733,505

Accounting fees and expenses                                        800,990

Non-interested trustees' compensation                               10,514

Custodian fees and expenses                                         1,450,896

Registration fees                                                   240,618

Audit                                                               101,106

Legal                                                               34,014

Miscellaneous                                                       33,496

 Total expenses before reductions                                   31,478,681

 Expense reductions                                                 (517,618       30,961,063
                                                                   )

NET INVESTMENT INCOME                                                              48,199,048

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              209,028,757

 Foreign currency transactions                                      (200,349       208,828,408
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              20,773,510

 Assets and liabilities in                                          21,176
 foreign currencies

 Futures contracts                                                  (483,049       20,311,637
                                                                   )

NET GAIN (LOSS)                                                                    229,140,045

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 277,339,093

OTHER INFORMATION                                                                 $ 241,952
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                        4,558

 Transfer agent interest credits                                                   271,108

                                                                                  $ 517,618


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                   $ 48,199,048       $ 40,446,365
Net investment income

 Net realized gain (loss)                                                                  208,828,408        20,268,754

 Change in net unrealized appreciation (depreciation)                                     20,311,637         (60,667,177)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            277,339,093        47,942

Distributions to shareholders                                                                (27,336,910)       (1,572,061)
From net investment income

 From net realized gain                                                                       (28,141,138)       (35,371,378)

 TOTAL DISTRIBUTIONS                                                                          (55,478,048)       (36,943,439)

Share transactions                                                                            2,267,210,371      1,320,123,274
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 53,404,640         36,074,820

 Cost of shares redeemed                                                                      (1,704,156,879)    (1,326,207,752)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                      616,458,132        29,990,342

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                      838,319,177        (6,905,155)

NET ASSETS

 Beginning of period                                                                          2,276,306,308      2,283,211,463

 End of period (including undistributed net investment income of $35,462,219 and
$17,366,722, respectively)                                                                    $ 3,114,625,485    $ 2,276,306,308

OTHER INFORMATION
Shares

 Sold                                                                                         75,173,719         47,605,509

 Issued in reinvestment of distributions                                                      1,869,255          1,345,573

 Redeemed                                                                                     (56,502,435)       (47,560,838)

 Net increase (decrease)                                                                      20,540,539         1,390,244



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 B   1993   1992 D





Net asset value, beginning of period                          $ 28.57       $ 29.17       $ 27.16       $ 21.96       $ 26.92

Income from Investment Operations

 Net investment income                                        .48 H         .31           .18           .27           .46

 Net realized and unrealized gain (loss)                        2.72          (.44)         2.26          7.40          (3.82)

 Total from investment operations                               3.20          (.13)         2.44          7.67          (3.36)



Less Distributions

 From net investment income                                     (.34)         (.02)         (.15)         (.37)         (.44)

 In excess of net investment income                             -             -             (.17)         -             -

 From net realized gain                                        (.35)         (.45)         (.11)         (2.10) C      (1.16)

 Total distributions                                           (.69)         (.47)         (.43)         (2.47)        (1.60)

Net asset value, end of period                                 $ 31.08       $ 28.57       $ 29.17       $ 27.16       $ 21.96

TOTAL RETURN A                                                11.41%        (.34)%        9.13%         39.01%        (13.05)%
                                                                                          G             G             G

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                       $ 3,114,625   $ 2,276,306   $ 2,283,211   $ 1,490,666   $ 801,845

Ratio of expenses to average net assets                        1.14%         1.05%         1.24%         1.27%         1.52%

Ratio of expenses to average net assets after expense reductions 1.12% E      1.05%         1.24%         1.27%         1.52%

Ratio of net investment income to average net assets            1.74%         1.78%         .90%          1.00%         1.78%

Portfolio turnover rate                                         82%           49%           49%           64%           122%

Average commission rate F                                      $ .0134

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). B EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
C INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY
RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME. D AS OF NOVEMBER 1, 1991, THE FUND
DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING. E FMR OR THE FUND HAS ENTERED INTO
VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). F FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS
AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.
THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING
ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER. G TOTAL RETURNS DO NOT INCLUDE THE ONE TIME
SALES CHARGE. H INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO AB
WHICH AMOUNTED TO $.08 PER SHARE.


WORLDWIDE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower. Prior to July 1, 1995, the fund imposed a 3% sales charge. If this sales charge were taken into account, total returns would have been lower. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                      PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                   YEAR     YEARS    FUND

WORLDWIDE                          15.25%   78.98%   73.52%

Morgan Stanley Capital             16.30%   64.98%   69.99%
 International World Index

Global Funds Average               15.52%   69.58%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on May 30, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International World Index, a market capitalization weighted equity index of over 1,500 stocks traded in 22 world markets. Stocks are selected for the index on the basis of industry representation, liquidity, and sufficient float. To measure how the fund's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of 153 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996             YEAR     YEARS    FUND

WORLDWIDE                    15.25%   12.35%   8.95%

Morgan Stanley Capital       16.30%   10.53%   8.60%
 International World Index

Global Funds Average         15.52%   11.00%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961104 162201 S00000000000001
             Worldwide Fund              MS World Index
             00318                       MS004
  1990/05/30      10000.00                    10000.00
  1990/05/31      10030.00                    10038.61
  1990/06/30      10290.00                     9964.14
  1990/07/31      10570.00                    10051.93
  1990/08/31       9380.00                     9108.00
  1990/09/30       8450.00                     8144.51
  1990/10/31       8950.00                     8901.68
  1990/11/30       8950.00                     8752.34
  1990/12/31       8898.23                     8932.45
  1991/01/31       9150.44                     9255.96
  1991/02/28       9654.88                    10109.62
  1991/03/31       9321.95                     9808.57
  1991/04/30       9412.75                     9882.21
  1991/05/31       9483.37                    10103.10
  1991/06/30       8807.43                     9476.34
  1991/07/31       9352.22                     9920.84
  1991/08/31       9493.46                     9886.25
  1991/09/30       9654.88                    10142.44
  1991/10/31       9695.23                    10303.82
  1991/11/30       9180.71                     9851.69
  1991/12/31       9599.06                    10565.69
  1992/01/31       9701.07                    10366.97
  1992/02/29       9996.89                    10184.99
  1992/03/31       9762.27                     9702.08
  1992/04/30      10190.71                     9834.16
  1992/05/31      10619.15                    10222.20
  1992/06/30      10251.92                     9876.60
  1992/07/31      10149.91                     9898.58
  1992/08/31      10007.10                    10136.03
  1992/09/30      10007.10                    10039.86
  1992/10/31       9823.48                     9764.70
  1992/11/30       9976.49                     9936.32
  1992/12/31      10194.86                    10013.50
  1993/01/31      10530.15                    10043.98
  1993/02/28      10781.62                    10278.91
  1993/03/31      11399.81                    10871.83
  1993/04/30      11682.71                    11372.70
  1993/05/31      12049.43                    11631.78
  1993/06/30      11923.70                    11531.21
  1993/07/31      12185.64                    11765.78
  1993/08/31      12950.52                    12302.20
  1993/09/30      12814.31                    12071.96
  1993/10/31      13369.63                    12401.72
  1993/11/30      13128.64                    11697.27
  1993/12/31      13920.64                    12266.78
  1994/01/31      14914.21                    13072.98
  1994/02/28      14689.86                    12900.91
  1994/03/31      14134.32                    12341.84
  1994/04/30      14625.76                    12720.47
  1994/05/31      14604.39                    12750.32
  1994/06/30      14305.25                    12711.99
  1994/07/31      14743.28                    12950.75
  1994/08/31      14989.00                    13337.82
  1994/09/30      14700.54                    12984.42
  1994/10/31      14914.21                    13350.78
  1994/11/30      14401.40                    12768.79
  1994/12/31      14332.82                    12889.44
  1995/01/31      14253.69                    12692.88
  1995/02/28      14423.25                    12874.84
  1995/03/31      14502.37                    13492.27
  1995/04/30      14864.08                    13959.36
  1995/05/31      15011.03                    14075.61
  1995/06/30      15214.49                    14068.12
  1995/07/31      15836.18                    14768.84
  1995/08/31      15440.56                    14436.63
  1995/09/30      15587.50                    14854.00
  1995/10/31      15056.24                    14616.93
  1995/11/30      15101.46                    15121.27
  1995/12/31      15363.09                    15560.18
  1996/01/31      15786.03                    15838.45
  1996/02/29      15991.79                    15931.65
  1996/03/31      16266.13                    16193.46
  1996/04/30      16746.23                    16570.92
  1996/05/31      17043.43                    16581.92
  1996/06/30      17032.00                    16662.44
  1996/07/31      16414.73                    16070.23
  1996/08/31      16849.10                    16251.61
  1996/09/30      17169.17                    16884.55
  1996/10/31      17352.06                    16999.07
IMATRL PRASUN   SHR__CHT 19961031 19961104 162203 R00000000000081

Let's say hypothetically that $10,000 was invested in Fidelity Worldwide Fund on May 30, 1990, when the fund started. As the chart shows, by October 31, 1996, the value of the investment would have grown to $17,352 - a 73.52% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International World Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,999 - a 69.99% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
WORLDWIDE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Penny Dobkin, Portfolio Manager of Fidelity Worldwide
Fund
Q. HOW DID THE FUND PERFORM, PENNY?
A. For the 12 months that ended on October 31, 1996, the fund had a total return of 15.25%. The global funds average tracked by Lipper Analytical Services returned 15.52% for the same time period, while the Morgan Stanley Capital International World Index posted a total return of 16.30%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The major factor influencing the fund's performance was stock selection. On balance, the large holdings in the portfolio performed reasonably well, though there were a couple of small holdings that were disappointments. In general, I was pleased with the investment strategies I pursued during the past year.
Q. WHAT WERE SOME OF THE STRATEGIES THAT REALLY WORKED FOR THE FUND?
A. While it hurt performance somewhat during the first half of the fiscal year, remaining underinvested in Japan compared to the index really benefited the fund during the past six months. The weakness of the yen is nearly impossible to overcome with good stock selection since Japanese companies whose returns are converted back into dollars don't give me the return I'm looking for. In addition, I believe that the recovery in the economy and the stock market of Japan will take place largely in domestic stocks, which surely do not benefit from currency weakness.
Q. WHAT CHANGES HAVE YOU MADE TO THE FUND'S INVESTMENTS?
A. While I'm largely staying away from investing in Southeast Asia, due to increasing production costs and slowing economic growth, I have made some select investments in Hong Kong. I think Hong Kong will be less affected by a slowdown in overall GNP from that region. Specifically, property investment companies were attractive to me since I thought the market didn't fully appreciate the improvement in asset values in residential real estate and in retail real estate due to Chinese relocations. Stocks such as Great Eagle Holdings and Amoy Properties have performed well during the period. I thought that investors who were worried about China taking over Hong Kong in 1997 and the possible threats of Hong Kong's capitalism would begin to change their beliefs. So, I've also taken positions in some consumer stocks in Hong Kong.
Q.  WHERE ELSE DID YOU FIND OPPORTUNITIES?
A. I'm investing in Latin America again after selling most of the fund's investments there in the summer of 1994. I initiated positions in some infrastructure and consumption companies in Mexico. Cemex, a large cement company, performed well during the period. I also added Acer Computec, which was spun off by Acer, the Taiwanese computer maker. The company is growing at a 25% rate and selling at 12 times earnings. As an initial public offering (IPO), it was priced very attractively since there seems to be a dearth of interest in Latin American IPOs.
Q. DID YOU INVEST IN ANY OTHER IPOS DURING THE PERIOD?
A. Yes. In fact, it was one of the broad investment themes of the fund. I was particularly interested in IPOs in Europe and Latin America. IPOs are a relatively new vehicle in overseas markets and some were very attractively priced when you compare them to their counterparts in North America. Some of the best companies in Europe have often been private, usually family owned. For some of these families, it's too expensive to let the company go public because of the hefty capital gains tax that the family would incur. However, we're beginning to see changes of ownership within these families. Two of the IPOs the fund participated in during the period were Carli Gry International, a textile apparel company in Denmark, and Guangshen Railway in China.
Q. THERE ARE A COUPLE OF STOCKS THAT ARE NEW TO THE FUND'S TOP 10 HOLDINGS. WHAT CAN YOU TELL US ABOUT THEM?
A. BCE was an undervalued Canadian telecommunications company when the fund first purchased the stock more than a year ago. I believed it was undervalued given the sum of its various parts, and I added to the position during the period. Honda Motor Co. was added during the summer. Sales are very strong both in Japan and overseas, and some of its new products are very interesting. The stock is very undervalued, despite its blue-chip name recognition in Japan and abroad. Julius Baer is a commercial bank and investment manager in Switzerland that was added to the fund during the past six months. I believed the stock was undervalued relative to its counterparts in the U.S. In addition, the company is committed to improving profitability and may decide to buy back shares.
Q. HOW ABOUT AN UPDATE ON A COUPLE OF THE STOCKS THE FUND HAS HELD FOR SOME
TIME?
A. Sure. Huhtamaki is still the fund's largest holding. It was an attractive restructuring story when first bought more than a year ago. Since then, the Finnish company has sold several of the many diverse businesses it owned - such as sports trading cards and pharmaceuticals - and the stock has done incredibly well in a very short period of time. Another top holding, Volker Stevin, has been in the portfolio for more than three years. It is a construction company that has benefited from the upturn in infrastructure spending in the Netherlands.
Q. WHICH INVESTMENTS DISAPPOINTED YOU DURING THE PAST YEAR?
A. A couple of consumer stocks the fund owned which were well regarded in their industries had a terrible time after making acquisitions. Accordingly, I sold the fund's holdings in these companies during the period. Karstadt, in Germany, and Globus, in Switzerland, are examples and each had trouble integrating key acquisitions they had made into their businesses, which pointed out other structural problems in their companies. This was especially disappointing in the case of Karstadt, which had been one of the strongest retailers in Europe. Other disappointments were the fund's holdings in Philip Morris, whose stock continues to be vulnerable due to continuing litigation, and a couple of U.S. gaming stocks that had a bumpy ride during the past six months.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD, PENNY?
A. I expect to continue to increase the fund's holdings in Japanese and Latin American companies. I also hope to increase the fund's exposure to consumer stocks across Europe. In any event, I will continue to try to own the best stocks in the strongest sectors around the world.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: long-term growth of capital by investing mainly in common stocks from around the world
FUND NUMBER: 318
TRADING SYMBOL: FWWFX
START DATE: May 30, 1990
SIZE: as of October 31, 1996, more than
$877 million
MANAGER: Penelope Dobkin, since 1990;
manager, Fidelity Europe Fund, 1986-1990;
Fidelity United Kingdom Fund, 1987-1989;
Fidelity Select Financial Services Portfolio,
1983-1986; joined Fidelity in 1980
(checkmark)
PENNY DOBKIN ON STOCK SELECTION
"Lots of people ask me how I can keep on top of so many markets - but what I really do is stay on top of stocks. I've always used top-down, macroeconomic research methods as a means to identify countries that I don't want to invest in. For example, this year Southeast Asian markets haven't performed well for reasons that concerned me a year earlier. It was the same technique that kept me out of Latin America during 1994 and 1995. In general, this fund doesn't make large country bets or, if the fund does have large holdings in a particular country, it's because of the attractiveness of individual stocks in a country rather than an investment opinion on the entire market.
"This fund was never intended to replicate a world index. If it has similar country weightings as the index, it will have different stocks, or if it has similar stocks, the country weightings will be different. The success of this fund is based on strong stock picking;
it's what I do best."
DISTRIBUTIONS
The Board of Trustees of Fidelity Worldwide Fund voted to pay on December 16, 1996, to shareholders of record at the opening of business on December 13, 1996, a distribution of $.38 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.17 per share from net investment income.
A total of 18.90% of the dividends distributed during the fiscal year was derived from interest on U.S.
Government securities which is generally exempt from state income tax.
A total of 27% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1997 of these percentages for use in preparing 1996 income tax returns.
WORLDWIDE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Canada 7.1%
Row: 1, Col: 1, Value: 27.0
Row: 1, Col: 2, Value: 4.7
Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 5.1
Row: 1, Col: 5, Value: 25.0
Row: 1, Col: 6, Value: 6.0
Row: 1, Col: 7, Value: 12.4
Row: 1, Col: 8, Value: 4.6
Row: 1, Col: 9, Value: 4.5
Row: 1, Col: 10, Value: 7.1
Finland 4.5%
United States 27.0%
France 4.6%
Japan 12.4%
United
Kingdom 4.7%
Switzerland 3.6
%
Netherlands 6.0%
Spain 5.1%
Other 25.0%
AS OF APRIL 30, 1996

Canada 4.4%
Finland 5.1%
Row: 1, Col: 1, Value: 33.9
Row: 1, Col: 2, Value: 5.1
Row: 1, Col: 3, Value: 18.7
Row: 1, Col: 4, Value: 8.6
Row: 1, Col: 5, Value: 11.6
Row: 1, Col: 6, Value: 3.2
Row: 1, Col: 7, Value: 4.1
Row: 1, Col: 8, Value: 5.3
Row: 1, Col: 9, Value: 5.1
Row: 1, Col: 10, Value: 4.4
France 5.3%
United States 33.9%
Germany 4.1%
Hong Kong 3.2%
Japan 11.6%
Spain 5.1%
Netherlands 8.6%
Other 18.7%
ASSET ALLOCATION
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   92.6          85.2

Bonds                    0.7           0.8

Short-term investments   6.7           14.0

TOP TEN STOCKS
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Huhtamaki Ord.                          1.8           1.6
(Finland, Foods)

BCE, Inc.                               1.6           0.2
(Canada, Telephone Services)

Volker Stevin NV                        1.5           1.4
(Netherlands, Construction)

Honda Motor Co. Ltd.                    1.5           0.0
(Japan, Autos, Tires, & Accessories)

Julius Baer Holding AG                  1.3           0.0
(Switzerland, Banks)

Unilever PLC Ord.                       1.2           0.0
(United Kingdom, Household Products)

Philip Morris Companies, Inc.           1.2           1.2
(United States of America, Tobacco)

AKZO Nobel NV                           1.0           1.0
(Netherlands, Chemicals & Plastics)

Syd-Sonderjylland Holding               1.0           0.5
(Denmark, Banks)

Banco de Santander SA Ord. (Reg.)       0.9           0.9
(Spain, Banks)

TOP TEN MARKET SECTORS
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            14.7           14.3

Durables                           13.4           11.3

Basic Industries                   10.2           12.9

Construction & Real Estate         10.0           10.4

Retail & Wholesale                 9.6            9.5

Nondurables                        7.5            5.1

Technology                         5.3            3.4

Utilities                          5.2            3.5

Industrial Machinery & Equipment   4.9            4.7

Energy                             3.2            2.8


WORLDWIDE
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.3%
 SHARES VALUE (NOTE 1)
AUSTRALIA - 2.8%
Aristocrat Leisure Ltd.   1,088,000 $ 3,229,118
CSR Ltd.   1,713,735  5,750,863
Capral Aluminum Ltd.   1,204,000  3,582,926
Pacific Dunlop PLC  575,923  1,276,280
Pacific Dunlop PLC ADR  14,600  131,400
Reinsurance Australia Corp. Ltd.   1,671,200  4,999,697
Southcorp Holdings Ltd.   1,859,900  5,652,549
  24,622,833
BELGIUM - 0.6%
D'ieteren Trading SA  26,000  4,821,820
BRAZIL - 1.1%
Coteminas PN  6,100,000  2,048,175
Elevadores Atlas SA (a)  150,000  1,635,036
Elevadores Atlas SA (a)(b)  234,000  2,550,657
Multicanal Participacoes SA
 sponsored ADR  49,000  686,000
Telesp PN (Pfd. Reg.)  14,800,000  2,707,932
  9,627,800
CANADA - 7.1%
Alcan Aluminium Ltd.   130,000  4,273,600
BCE, Inc.   304,000  13,979,753
Brascan Ltd. Class A  216,600  4,620,217
Canadian Pacific Ltd.   148,500  3,772,274
Canadian Imperial Bank of Commerce  174,800  7,274,355
Canwest Global Communications
 Corp. (non-vtg.)  441,000  4,695,170
Falconbridge Ltd.   220,000  4,972,169
Falconbridge Ltd.
 Final Installment Receipt (d)  400,000  6,126,490
Imasco Ltd.   300,000  6,981,957
Inco Ltd.   135,000  4,271,545
Kinross Gold Corp. (a)   75,000  540,737
  61,508,267
CHINA (PEOPLES REPUBLIC) - 0.8%
Guangshen Railway Ltd. ADR (a)  378,500  7,049,563
CROATIA - 0.5%
Pliva D.D. GDR (a)(b)  92,800  4,547,200
DENMARK - 1.9%
Carli Gry International AS (Reg.) (a)  176,366  7,954,496
Syd-Sonderjylland Holding  230,000  8,401,358
  16,355,854
FINLAND - 4.5%
Enso OY Class R  450,000  3,513,537
Huhtamaki Ord.   370,000  16,031,407
KCI (Konecranes International) (a)  30,450  837,146
KCI (Konecranes International) (a)(b)  171,000  4,701,212
Kemira OY sponsored ADR (b)  93,600  2,024,100
Kemira OY  132,000  1,439,989
Merita Ltd. Class A (a)  2,500,000  7,367,981
Valmet OY  175,000  2,663,470
  38,578,842
FRANCE - 4.6%
Bail Investissement SA  31,300  4,746,311
Carbonne-Lorraine (LE)  23,200  3,441,062
Compagnie des Machines Bull SA  200,000  1,217,799
Eramet SA  128,374  5,942,684
Klepierre SA  48,350  6,227,752
Michelin SA (Compagnie Generale des
 Etablissements) Class B  144,818  6,966,752

 SHARES VALUE (NOTE 1)
Pechiney SA Class A  137,576 $ 5,893,429
Unibail  57,000  5,662,178
  40,097,967
GERMANY - 1.5%
Deutsche Bank AG  125,000  5,821,997
Fag Kugelfischer Georg Schaefer
 Kommanditgesellschaft auf Aktien  333,550  4,504,611
Rhein West Electric  65,000  2,679,733
  13,006,341
HONG KONG - 3.3%
Amoy Properties Ltd.   3,206,000  3,959,714
Great Eagle Holdings Ltd.   1,149,014  3,692,739
Jardine Matheson Holdings Ltd. Ord.   407,800  2,304,070
Jardine Strategic Holdings Ltd. Ord.   1,493,000  4,867,180
Kumagai Gumi Co. Ltd.   5,002,000  4,625,372
Kumagai Gumi Co. Ltd. (warrants) (a)  1,000,400  187,603
Liu Chong Hing Bank Ltd.   1,880,000  2,735,315
Peregrine Investments Holdings Ltd.   1,256,000  2,022,348
Sime Darby Hongkong Ltd.   3,428,000  4,056,569
  28,450,910
INDIA - 0.0%
SCICI Ltd.   200  139
SCICI Ltd. (New)  117,750  14,339
  14,478
INDONESIA - 0.6%
Inti Indorayon Utama PT (For. Reg.) (a) 2,031,500 1,831,518 Pt Tambang Timah GDR unit 212,100 3,393,600
  5,225,118
IRELAND - 0.8%
Anglo-Irish Bank Corp. PLC  3,400,000  3,927,578
Woodchester Investments PLC unit  775,000  2,647,943
  6,575,521
ITALY - 0.8%
Mediobanca Spa  440,000  2,313,007
Telecom Italia Spa  2,106,200  4,703,911
  7,016,918
JAPAN - 12.4%
Akita Bank Ltd.   344,000  2,220,425
Aoyama Trading Co. Ord.   206,500  5,270,029
Arc Land Sakamoto Co. Ltd.   97,000  1,335,584
Bank of Saga Ord.   242,000  1,360,421
Canon, Inc.   284,000  5,429,687
Daiwa Securities Co. Ltd.   275,000  2,966,455
Daiichi Corp. Ord.   66,100  1,559,386
Daito Trust Construction Co.  423,000  5,341,987
FCC Co. Ltd. (a)   37,400  1,098,794
Fujitsu Ltd.   309,000  2,709,932
Fuji Machine Manufacturing Co.
 Ltd. Ord.   183,000  4,317,211
Hanshin Department Store Ltd.   634,000  4,481,509
Honda Motor Co. Ltd.   554,000  13,215,348
Kokuyo Co. Ltd.   50,000  1,236,571
Maezawa Industries  118,400  2,834,747
Matsuya Co. Ltd.   251,000  1,507,871
Meiden Engineering Co. Ltd.   108,000  1,392,326
Ministop Co. Ltd.   77,700  1,969,331
Nikko Securities Co. Ltd.   390,000  3,728,130
Nikku Sangyo Co. Ltd.   96,000  926,113
Nintendo Co. Ltd. Ord.   81,300  5,190,651
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Nippon Zeon Co. Ltd.   373,000 $ 1,815,523
Nomura Securities Co. Ltd.   321,000  5,292,524
Obayashi Corp.   359,000  2,764,324
Omron Corp.   185,000  3,293,576
Paris Miki, Inc.   69,000  2,723,087
Sakai Chemical Industry Co. Ltd.   459,000  2,455,514
Sekisui House Ltd.   360,000  3,788,643
Shimachu Co. Ltd.   121,000  3,321,465
Sho Bond Corp. Ord.   112,200  3,493,181
Tokyo Nissan Auto Sales Co. Ltd. (a)   244,000  1,497,917
Yamaichi Securities Co. Ltd.   389,000  2,162,912
Yokogawa Electric  559,000  4,951,458
  107,652,632
KOREA (SOUTH) - 0.2%
Samsung Electronics Co. Ltd. (vtg.)  21,460  1,509,017
MALAYSIA - 1.1%
Arab Malaysian Corp. BHD  655,000  2,902,932
Berjaya Group BHD   4,550,000  3,222,864
Berjaya Group BHD (rights) (a)  2,275,000  31,509
Oriental Holdings BHD  375,000  2,552,333
Oriental Holdings BHD (New)  150,000  1,013,514
  9,723,152
MEXICO - 2.2%
Acer Computec Latino America
 sponsored ADR (a)(b)  250,000  4,406,250
Cemex SA Class B sponsored ADR 600,000 4,275,000 Controladora Comercial Mexicana SA
 de CV GDR (a)  217,000  3,824,625
Grupo Financiero Bancomer SA de CV
 sponsored ADR, Series C (a)(b)  779,000  6,524,125
  19,030,000
NETHERLANDS - 5.7%
AKZO Nobel NV  69,400  8,723,709
BAM Groep NV (a)  40,745  2,371,611
CVG (Crown Van Gelder)  26,000  2,407,620
Geveke NV  115,200  3,955,481
KBB NV Ord.   71,625  4,990,189
Royal Dutch Petroleum Co. ADR  15,000  2,480,625
Samas-Groep NV  93,613  3,192,259
Vendex International NV  160,000  6,443,837
Vendex International NV (b)  46,000  1,852,603
Volker Stevin NV  145,000  13,282,182
  49,700,116
PANAMA - 0.8%
McDermott (J. Ray) SA  254,900  6,914,163
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  42,000  703,500
PHILIPPINES - 0.4%
Benpress Holdings Corp. GDR (a)  469,800  3,406,050
PORTUGAL - 0.5%
Portugal Telecom SA sponsored ADR  179,000  4,631,625
SPAIN - 5.1%
Argentaria Corporacion Bancaria de
 Espana SA  91,100  3,565,139
Banco Bilbao Vizcaya SA Ord. (Reg.)  109,600  5,318,515
Banco de Santander SA Ord. (Reg.)  159,587  8,181,387
Banco Pastor SA  46,810  2,784,456

 SHARES VALUE (NOTE 1)
Banco De Valencia SA (Reg.)  442,363 $ 7,547,853
Cristaleria Espanola SA  80,400  5,254,491
Cubiertas y MZOV SA  43,300  3,090,800
FOCSA (Fomento Construcciones y
 Contratas SA)  86,900  7,046,406
Sevillana de Electricidad  175,000  1,671,037
  44,460,084
SWEDEN - 2.6%
Catena AB Class A Free shares (a)  350,000  3,508,852
Forcenergy AB Class B Free shares  400,000  4,374,672
Iro, AB (b)  231,700  2,639,614Munksjo AB  265,000  2,616,449
Rottneros Bruk AB Free shares  1,850,000  2,135,691
Scania AB:
 Class A  24,000  643,441
 Class B  239,000  6,407,604
  22,326,323
SWITZERLAND - 3.6%
CS Holdings AG (Reg.)  42,650  4,246,668
Julius Baer Holding AG  11,100  11,634,449
SIG AG (Reg.)  3,800  4,615,324
Swiss Bank Corp. (Reg.)  12,257  2,353,862
Swisslog Holding AG (Reg.) (a)  10,150  2,713,711
Tag-Heuer International SA
 sponsored ADR (a)  24,000  384,000
Tag-Heuer International SA (a)  6,000  970,070
Valora Holding AG  16,900  2,852,321
Von Moos Holdings AG Ord. (a)  26,950  1,424,070
  31,194,475
UNITED KINGDOM - 4.7%
BSG, Inc.   3,000,000  4,832,190
Grand Metropolitan PLC  540,000  4,072,218
Millennium & Copthorne Hotels PLC
 sponsored ADR (b)  47,000  1,034,000
Millennium & Copthorne Hotels PLC (a)  400,000  2,199,704
Millennium & Copthorne Hotels PLC (b) 225,000 1,237,334 Nichols (Harvey) Group PLC (a)(b) 357,000 2,003,895 Railtrack Group PLC (b) 667,000 2,995,177
Shell Transport & Trading Co. PLC ADR   20,000  1,960,000
T & N PLC  2,208,800  4,635,896
Unilever PLC Ord.   480,000  10,082,194
Unichem PLC  1,373,600  5,587,118
  40,639,726
UNITED STATES OF AMERICA - 19.0%
Alaska Air Group, Inc. (a)   100,000  2,200,000
Alliant Techsystems, Inc. (a)   80,000  3,910,000
Allstate Corp.   30,000  1,683,750
Alumax, Inc. (a)  152,300  4,892,638
Amerada Hess Corp.   72,700  4,025,763
America West Airlines, Inc. Class B (a)  100,000  1,150,000
Atlantic Southeast Airlines, Inc.   90,000  1,890,000
Augat, Inc.   130,000  3,575,000
BJ Services Co. (a)  50,239  2,254,475
Baker (J.), Inc.   151,000  811,625
Belco Oil & Gas Corp. (a)   50,000  1,243,750
Benton Oil & Gas Co. (a)  60,000  1,470,000
Books-A-Million, Inc. (a)   88,400  596,700
Burlington Industries, Inc. (a)   256,000  2,912,000
Burlington Resources, Inc.   70,000  3,526,250
CDI Corp. (a)  40,000  1,100,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - CONTINUED
Carson Pirie Scott & Co. (a)  64,300 $ 1,599,463
Coach USA, Inc. (a)   54,000  1,471,500
Continental Homes Holding Corp.   4,100  66,625
Cummins Engine Co., Inc.   38,200  1,590,075
Dayton Hudson Corp.   122,700  4,248,488
Dillard Department Stores, Inc.
 Class A  125,000  3,968,750
Donnkenny, Inc. (a)  254,000  3,206,750
Ethan Allen Interiors, Inc.   70,000  2,502,500
Federated Department Stores, Inc. (a)  140,000  4,620,000
Forcenergy Gas Exploration, Inc. (a)   102,500  2,805,938
Furniture Brands International, Inc. (a)   350,000  4,681,250
Global Village Communication (a)  40,000  305,000
Grand Casinos, Inc. (a)  20,000  297,500
Heilig-Meyers Co.   83,600  1,086,800
Integrated Device Technology, Inc. (a)  200,000  1,650,000
International Business Machines Corp.   47,700  6,153,300
Kaiser Aluminum Corp. (a)  180,000  2,002,500
Kerr-McGee Corp.   54,600  3,426,150
Libbey, Inc.   105,000  2,520,000
Lo Jack Corp. (a)   150,000  1,556,250
Lucent Technologies, Inc.   55,000  2,585,000
Lyondell Petrochemical Co.   60,000  1,275,000
Meyer (Fred), Inc. (a)  150,000  5,268,750
Modine Manufacturing Co.   75,000  1,856,250
OM Group, Inc.   13,000  533,000
Philip Morris Companies, Inc.   108,000  10,003,500
Premark International, Inc.   100,000  2,087,500
Payless ShoeSource, Inc. (a)   125,000  4,235,945
President Riverboat Casinos, Inc. (a)  89,000  89,000
Quantum Corp. (a)  220,000  4,455,000
RJR Nabisco Holdings Corp.   138,740  4,006,118
Reebok International Ltd.   30,000  1,070,925
Reynolds Metals Co.   17,100  961,875
Ross Stores, Inc.   20,000  830,000
Ryerson Tull, Inc. Class A (a)  53,500  682,125
Santa Fe Pacific Gold Corp.   120,000  1,425,000
Sears, Roebuck & Co.   155,500  7,522,313
Sensormatic Electronics Corp.   155,000  2,538,125
Sodak Gaming, Inc. (a)  120,000  2,175,000
Station Casinos, Inc. (a)  189,900  2,112,638
Syratech Corp. (a)  100,000  3,112,500
Terra Nova (Bermuda) Holdings Ltd.   75,300  1,600,125
Toys "R" Us, Inc. (a)  238,600  8,082,575
UNUM Corp.   29,800  1,873,675
Unisys Corp. (a)   165,000  1,031,250
Warnaco Group, Inc. Class A  85,000  2,114,375
Westpoint Stevens, Inc. Class A (a)  155,400  4,137,525
  164,665,879
TOTAL COMMON STOCKS
 (Cost $692,548,777)   774,056,174
PREFERRED STOCKS - 3.3%
 SHARES VALUE (NOTE 1)
CONVERTIBLE PREFERRED STOCKS - 0.9%
NETHERLANDS - 0.3%
Samas-Groep NV  59,306 $ 2,301,318
UNITED STATES OF AMERICA - 0.6%
Station Casinos, Inc. $3.50  60,000  3,060,000
Unisys Corp. $3.75, Series A  76,600  2,317,150
  5,377,150
TOTAL CONVERTIBLE PREFERRED STOCKS   7,678,468
NONCONVERTIBLE PREFERRED STOCKS - 2.4%
GERMANY - 1.3%
Escada AG (non-vtg.)  34,690  5,599,032
RWE AG  145,000  4,909,911
Schwabengarage AG  63,071  934,875
  11,443,818
ITALY - 1.1%
Telecom Italia Ord.   3,200,000  6,051,152
Telecom Italia Mobile Spa de Risp  2,800,000  3,205,983
  9,257,135
TOTAL NONCONVERTIBLE PREFERRED STOCKS   20,700,953
TOTAL PREFERRED STOCKS
 (Cost $27,075,859)   28,379,421
CONVERTIBLE BONDS - 0.7%
 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (F) AMOUNT (C) (NOTE 1)
INDIA - 0.0%
SCICI Ltd. 15%, 1/2/03 - INR 23,550,000  671,208

UNITED STATES OF AMERICA - 0.7%
Unisys Corp.:
 8 1/4%, 8/1/00 B3  2,500,000  2,362,500
 8 1/4%, 3/15/06 B3  3,000,000  3,450,000
  5,812,500
TOTAL CONVERTIBLE BONDS
 (Cost $6,260,354)   6,483,708
CASH EQUIVALENTS - 6.7%
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 58,199,955  58,191,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $784,075,990)  $ 867,110,303
CURRENCY ABBREVIATIONS
CAD - Canadian dollar
INR - Indian rupee
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $36,516,167 or 4.2% of net assets.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating CAD 3,800,000 is due January 31, 1997.
(e)An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND MARKET
AFFILIATE COST COST INCOME VALUE
Geveke NV  $ - $ 1,105,032 $ 123,573 $ -
Von Moos Holdings AG Ord.   -  -  -  -
TOTALS  $ - $ 1,105,032 $ 123,573 $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $525,213,636 and $321,300,123, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $106,192 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $784,467,662. Net unrealized appreciation aggregated $82,642,641, of which $116,999,627 related to appreciated investment securities and $34,356,986 related to depreciated investment securities. The fund hereby designates approximately $9,935,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $15,267,630. Taxes accrued or paid to foreign countries were $1,925,296. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.5%
Basic Industries    10.2
Cash Equivalents   6.7
Conglomerates   0.5
Construction & Real Estate    10.0
Durables    13.4
Energy    3.2
Finance    14.7
Health    1.1
Holding Companies   1.6
Industrial Machinery & Equipment    4.9
Media & Leisure   2.4
Nondurables   7.5
Precious Metals   0.2
Retail & Wholesale   9.6
Services    0.6
Technology    5.3
Transportation   2.4
Utilities   5.2
    100.0%
WORLDWIDE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 867,110,303

value (including repurchase agreements of $58,191,000)

(cost $784,075,990) - See accompanying schedule


Cash                                                                                                                  113


Receivable for investments sold                                                                                       4,267,818


Receivable for fund shares sold                                                                                       12,978,746


Dividends receivable                                                                                                  1,506,566


Interest receivable                                                                                                   142,946


Other receivables                                                                                                     43,152


 TOTAL ASSETS                                                                                                         886,049,644


LIABILITIES


Payable for investments purchased                                                                      $ 6,309,203


Payable for fund shares redeemed                                                                        1,591,290


Accrued management fee                                                                                  549,176


Other payables and                                                                                      381,920

accrued expenses


 TOTAL LIABILITIES                                                                                                    8,831,589


NET ASSETS                                                                                                           $ 877,218,055


Net Assets consist of:


Paid in capital                                                                                                      $ 754,675,702


Undistributed net investment income                                                                                   10,438,333


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   29,074,953


Net unrealized appreciation (depreciation) on investments                                                             83,029,067

and assets and liabilities in

foreign currencies


NET ASSETS, for 57,776,010                                                                                           $ 877,218,055

shares outstanding


NET ASSET VALUE, offering price                                                                                       $15.18

and redemption price per share ($877,218,055 (divided by) 57,776,010 shares)



STATEMENT OF OPERATIONS

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 17,627,471
Dividends (including $123,573 received from affiliated issuers)

Interest                                                                          6,339,566

                                                                                  23,967,037

Less foreign taxes withheld                                                       (1,925,296
                                                                                 )

 TOTAL INCOME                                                                     22,041,741

EXPENSES

Management fee                                                     $ 5,758,962

Transfer agent fees                                                 2,397,172

Accounting fees and expenses                                        461,271

Non-interested trustees' compensation                               3,132

Custodian fees and expenses                                         321,787

Registration fees                                                   80,317

Audit                                                               51,098

Legal                                                               9,796

Miscellaneous                                                       11,247

 Total expenses before reductions                                   9,094,782

 Expense reductions                                                 (87,337       9,007,445
                                                                   )

NET INVESTMENT INCOME                                                             13,034,296

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              28,878,784

 Foreign currency transactions                                      (105,684      28,773,100
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities (including                                   64,197,374
 realized gain of $427,905
 on sales of investments in
 affiliated issuers)

 Assets and liabilities in                                          (21,311       64,176,063
 foreign currencies                                                )

NET GAIN (LOSS)                                                                   92,949,163

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 105,983,459

OTHER INFORMATION                                                                $ 51,675
Expense reductions
Directed brokerage arrangements

 Custodian interest credits                                                       2,921

 Transfer agent interest credits                                                  32,741

                                                                                 $ 87,337


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                         $ 13,034,296    $ 14,426,321
Net investment income

 Net realized gain (loss)                                                                           28,773,100      (4,454,119
                                                                                                                   )

 Change in net unrealized appreciation (depreciation)                                                64,176,063      (3,656,058
                                                                                                                    )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                    105,983,459     6,316,144

Distributions to shareholders                                                                        (7,253,442      (8,330,247
From net investment income                                                                         )               )

 From net realized gain                                                                              -               (29,879,122
                                                                                                                   )

 TOTAL DISTRIBUTIONS                                                                                 (7,253,442      (38,209,369
                                                                                                    )               )

Share transactions                                                                                   826,965,537     526,107,715
Net proceeds from sales of shares

 Reinvestment of distributions                                                                       7,084,969       37,492,418

 Cost of shares redeemed                                                                            (714,607,691    (621,399,865
                                                                                                    )               )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                             119,442,815     (57,799,732
                                                                                                                   )

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                            218,172,832     (89,692,957
                                                                                                                   )

NET ASSETS

 Beginning of period                                                                                 659,045,223     748,738,180

 End of period (including undistributed net investment income of $10,438,333 and $5,414,914,
respectively)                                                                                       $ 877,218,055   $ 659,045,223

OTHER INFORMATION
Shares

 Sold                                                                                                57,492,786      39,931,110

 Issued in reinvestment of distributions                                                             532,304         2,980,274

 Redeemed                                                                                            (49,735,743     (47,075,996
                                                                                                    )               )

 Net increase (decrease)                                                                             8,289,347       (4,164,612
                                                                                                                    )



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA                                   1996                      1995        1994 C      1993        1992

Net asset value, beginning of period                      $ 13.32                   $ 13.96     $ 12.76     $ 9.63      $ 9.61

Income from Investment Operations

 Net investment income                                    .22                       .17         .08         .11         .20

 Net realized and unrealized gain (loss)                   1.79                      (.08)       1.37        3.28        (.08)

 Total from investment operations                          2.01                      .09         1.45        3.39        .12



Less Distributions

 From net investment income                                (.15)                     (.16)       (.10)       (.24)       (.10)

 From net realized gain                                    -                         (.57)       (.15)       (.02) B     -

 Total distributions                                       (.15)                     (.73)       (.25)       (.26)       (.10)

Net asset value, end of period                            $ 15.18                   $ 13.32     $ 13.96     $ 12.76     $ 9.63

TOTAL RETURN A                                            15.25%                    .95%        11.55%      36.10% F    1.32% F

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                   $ 877,218                 $ 659,045   $ 748,738   $ 287,278   $ 103,627

Ratio of expenses to average net assets                   1.19%                     1.17%       1.32%       1.40%       1.51%

Ratio of expenses to average net assets after expense
reductions                                                 1.18%                     1.16%       1.32%       1.40%       1.51%
                                                          D                         D

Ratio of net investment income to average net assets       1.71%                     2.05%       1.40%       1.99%       2.02%

Portfolio turnover rate                                    49%                       70%         69%         57%         130%

Average commission rate E                                 $ .0003

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE
5 OF NOTES TO FINANCIAL STATEMENTS).
B INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY
INCOME.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL
STATEMENT PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF
THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS).
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE
PER SHARE FOR SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities, including restricted securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. Each fund may be subject to foreign taxes on income, gains on investments or currency repatriation. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount, capital loss carryforwards and losses deferred due to wash sales. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds generally use foreign currency contracts to facilitate transactions in foreign securities and to manage the funds' currency exposure. Contracts to sell generally are used to hedge the funds' investments against currency fluctuations, while contracts to buy generally are used to offset a previous contract to sell. Also, a contract to buy can be used to acquire exposure to foreign currencies and a contract to sell can be used to offset a previous contract to buy. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.
2. OPERATING POLICIES - CONTINUED
FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are offset and any realized gain (loss) is recognized on the date of offset; otherwise, gain (loss) is recognized on settlement date.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
FUTURES CONTRACTS AND OPTIONS. The funds generally use futures contracts and options to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the funds' exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the funds' exposure to the underlying instrument, or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the funds had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), and the market value of future contracts opened and closed are included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .45% for each fund.
The basic fee for Diversified International, International Value and Overseas is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of the funds' average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time. International Value's performance adjustment took effect in November 1995. For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Diversified International  .85%
International Value  .79%
International Growth & Income, Overseas, Worldwide .76%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE - CONTINUED
sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
SALES LOAD. Fidelity Distributors Corporation (FDC), an affiliate of FMR, is the general distributor of the funds. Shares of International Growth & Income purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received no deferred sales charges for redemption of shares of International Growth & Income.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, each fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:
International Growth & Income, Overseas .28%
Diversified International, International Value .27%
Worldwide  .31%
ACCOUNTING FEES. FSC maintains the funds' accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses.
In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of certain funds' expenses. Information regarding expense reductions are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of :
 Fidelity International Growth & Income Fund,
 Fidelity Diversified International Fund,
 Fidelity International Value Fund,
 Fidelity Overseas Fund,
 and Fidelity Worldwide Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, including the schedules of portfolio investments, as of October 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity International Growth & Income Fund, Fidelity Diversified International Fund, Fidelity International Value Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund as of October 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 16, 1996




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Penelope A. Dobkin, VICE PRESIDENT, WORLDWIDE FUND
Gregory Fraser, VICE PRESIDENT, DIVERSIFIED INTERNATIONAL FUND
Richard Mace, Jr., VICE PRESIDENT, INTERNATIONAL VALUE FUND,
 OVERSEAS FUND
John R. Hickling, VICE PRESIDENT, INTERNATIONAL GROWTH &
 INCOME FUND
William J. Hayes, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Co.
Boston, MA
CUSTODIAN
Chase Manhattan Bank, N.A.
New York, NY
FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Global Balanced Fund
Hong Kong and China Fund
International Growth & Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Pacific Basin Fund
Southeast Asia Fund
Overseas Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE


BULK RATE
U.S. POSTAGE
P A I D
F I D E L I T Y
INVESTMENTS

(registered trademark)
P.O. Box 193
Boston, MA 02101

(2_FIDELITY_LOGOS)FIDELITY'S
TARGETED INTERNATIONAL EQUITY
FUNDS
FIDELITY CANADA FUND
FIDELITY EMERGING MARKETS FUND
FIDELITY EUROPE FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY PACIFIC BASIN FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
ANNUAL REPORT
FOR THE YEAR ENDING
OCTOBER 31, 1996
AND
PROSPECTUS
DATED DECEMBER 30, 1996
CONTENTS



MARKET RECAP                               A-4     A REVIEW OF WHAT HAPPENED IN WORLD MARKETS
                                                   DURING THE LAST SIX MONTHS.

CANADA FUND                                A-5     PERFORMANCE
                                           A-6     FUND TALK: THE MANAGER'S OVERVIEW
                                           A-8     INVESTMENT CHANGES
                                           A-9     INVESTMENTS
                                           A-11    FINANCIAL STATEMENTS

EMERGING MARKETS FUND                      A-13    PERFORMANCE
                                           A-14    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-16    INVESTMENT CHANGES
                                           A-17    INVESTMENTS
                                           A-22    FINANCIAL STATEMENTS

EUROPE FUND                                A-24    PERFORMANCE
                                           A-25    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-27    INVESTMENT CHANGES
                                           A-28    INVESTMENTS
                                           A-31    FINANCIAL STATEMENTS

EUROPE CAPITAL APPRECIATION FUND           A-33    PERFORMANCE
                                           A-34    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-36    INVESTMENT CHANGES
                                           A-37    INVESTMENTS
                                           A-40    FINANCIAL STATEMENTS

FRANCE FUND                                A-42    PERFORMANCE
                                           A-43    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-45    INVESTMENT CHANGES
                                           A-46    INVESTMENTS
                                           A-48    FINANCIAL STATEMENTS

GERMANY FUND                               A-50    PERFORMANCE
                                           A-51    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-53    INVESTMENT CHANGES
                                           A-54    INVESTMENTS
                                           A-56    FINANCIAL STATEMENTS

HONG KONG AND CHINA FUND                   A-58    PERFORMANCE
                                           A-59    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-61    INVESTMENT CHANGES
                                           A-62    INVESTMENTS
                                           A-64    FINANCIAL STATEMENTS

JAPAN FUND                                 A-66    PERFORMANCE
                                           A-67    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-69    INVESTMENT CHANGES
                                           A-70    INVESTMENTS
                                           A-73    FINANCIAL STATEMENTS

JAPAN SMALL COMPANIES FUND                 A-75    PERFORMANCE
                                           A-76    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-78    INVESTMENT CHANGES
                                           A-79    INVESTMENTS
                                           A-82    FINANCIAL STATEMENTS

LATIN AMERICA FUND                         A-84    PERFORMANCE
                                           A-85    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-87    INVESTMENT CHANGES
                                           A-88    INVESTMENTS
                                           A-90    FINANCIAL STATEMENTS

NORDIC FUND                                A-92    PERFORMANCE
                                           A-93    FUND TALK: THE MANAGER'S OVERVIEW
                                           A-95    INVESTMENT CHANGES
                                           A-96    INVESTMENTS
                                           A-98    FINANCIAL STATEMENTS

PACIFIC BASIN FUND                         A-100   PERFORMANCE
                                           A-101   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-103   INVESTMENT CHANGES
                                           A-104   INVESTMENTS
                                           A-107   FINANCIAL STATEMENTS

SOUTHEAST ASIA FUND                        A-109   PERFORMANCE
                                           A-110   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-112   INVESTMENT CHANGES
                                           A-113   INVESTMENTS
                                           A-115   FINANCIAL STATEMENTS

UNITED KINGDOM FUND                        A-117   PERFORMANCE
                                           A-118   FUND TALK: THE MANAGER'S OVERVIEW
                                           A-120   INVESTMENT CHANGES
                                           A-121   INVESTMENTS
                                           A-123   FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS              A-125   NOTES TO THE FINANCIAL STATEMENTS

REPORTS OF INDEPENDENT ACCOUNTANTS         A-129   THE AUDITORS' OPINION / COOPERS & LYBRAND L.L.P.
                                           A-130   THE AUDITORS' OPINION / PRICE WATERHOUSE LLP

DISTRIBUTIONS                              A-131

FIDELITY'S TARGETED INTERNATIONAL EQUITY
FUNDS PROSPECTUS                           P-1


To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.
THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
MARKET RECAP


A world economic recovery and lower inflation in many areas of the globe helped international markets produce mostly positive returns for the one-year period ending October 31, 1996. Japan, however, proved to be the major exception as an underperforming stock market and a weak yen undermined the returns of U.S.-based investors. For the year, the Morgan Stanley Capital International (MSCI) EAFE Index (capital weighted) - which measures stock performance in Europe, Australia and the Far East - returned 10.47%.
EUROPE: Europe posted the most consistently strong equity markets when compared to other regions. The UK's FT-SE 100 Index broke 4000 for the first time and markets in Amsterdam, Brussels, Copenhagen, Dublin, Frankfurt, Istanbul and Oslo all posted historical highs during the period. Most European markets enjoyed stronger economic growth, low interest rates, higher corporate earnings and the relative weakness of the Continent's major currencies. In addition, a new emphasis on shareholder friendliness by many of the region's corporations helped them raise the value of their businesses. For the year ending October 31, 1996 the MSCI Europe Index was up 17.47%.
JAPAN AND THE FAR EAST: The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. Many of the benefits of a weak yen had been priced into the valuations of Japanese companies, and some investors became concerned about domestic demand for Japanese goods. For the year, the MSCI Japan Index was down 10.93% and the Tokyo Stock Exchange TOPIX Total Return Index, another measure of the Japanese market, was off 1%. In contrast, many markets in the rest of Asia had strong performance, although Korea, Singapore, India and Thailand were notable laggards. The MSCI Far East ex-Japan Free Index had a return of 9.89%. Top performing markets such as Hong Kong benefited from the rising value of the property sector, solid economic growth and stable interest rates. Despite shrinking trade deficits in some countries, declining export growth in the region was a lingering concern among investors.
EMERGING MARKETS: Despite the 6.48% return of the MSCI Emerging Markets Free Index, emerging market equity returns ran the gamut from negative to positive. As noted above, many of the Asian tiger markets had strong returns for their region and thus also for the emerging markets category. In Latin America, Venezuela was one of the world's top performing markets, while Brazil and Mexico had relatively strong returns as investors began to believe the worst might be over for the region. The mood in the region wasn't entirely euphoric, however, as structural problems such as low domestic savings and inefficient governments persisted. Looking at other regions, South Africa lagged as the rand plummeted more than 30% in value and Eastern European bourses had strong to moderately positive gains.
U.S. AND CANADA: The U.S. bull market celebrated its sixth birthday with the Dow Jones Industrial Average breaking the 6000 point barrier for the first time. For the period, the Standard & Poor's 500 Index returned 24.10%. The stock market was positively influenced by economic data indicating a slowing in the economy. Investors took heart in the fact that a slower economy would not spawn a rise in interest rates and thus crimp corporate profits. Large-capitalization companies with long-term earnings records were favored over small-caps as investors sought liquidity and stability. This trend is evident when one compares the return of large-cap S&P 500 to the 16.60% return of the small-cap-laden Russell 2000. The Canadian stock market benefited from low interest rates, a stable currency and the advent of an economic recovery. The Toronto Stock Exchange 300 Index surged 28.96% for the period.
BONDS: Emerging market debt - and particularly Brady bonds - continued their dominance of the world fixed-income scene. The JP Morgan Emerging Markets Bond Index returned 39.90%, soundly thrashing its developed-market counterpart, the Salomon Brothers Non-U.S. World Government Bond Index, which returned 5.45%. In the U.S., further signs of a slowing economy pushed the 30-year Treasury bond out of the narrow trading range it had maintained for several months. The long bond yield was as low as 6.64% on October 31, 1996. For Europe, bond market returns were generally positive, and the yields of countries such as Italy and Spain contracted relative to countries such as Germany, which is expected to be a core participant in the future European monetary union (EMU). Japanese bonds experienced great volatility during the period, but at the end of October they continued to reflect negative returns for U.S.-based investors, in part due to the weak yen.

 S&P 500 EAFE
 * YEAR TO DATE THROUGH OCTOBER 31, 1996.
Row: 1, Col: 1, Value: 22.38
Row: 1, Col: 2, Value: 23.69
Row: 2, Col: 1, Value: 6.1
Row: 2, Col: 2, Value: 7.38
Row: 3, Col: 1, Value: 31.57
Row: 3, Col: 2, Value: 56.16
Row: 4, Col: 1, Value: 18.56
Row: 4, Col: 2, Value: 69.44000000000001
Row: 5, Col: 1, Value: 5.1
Row: 5, Col: 2, Value: 24.63
Row: 6, Col: 1, Value: 16.61
Row: 6, Col: 2, Value: 28.27
Row: 7, Col: 1, Value: 31.69
Row: 7, Col: 2, Value: 10.53
Row: 8, Col: 1, Value: -3.1
Row: 8, Col: 2, Value: -23.45
Row: 9, Col: 1, Value: 30.47
Row: 9, Col: 2, Value: 12.13
Row: 10, Col: 1, Value: 7.619999999999999
Row: 10, Col: 2, Value: -12.17
Row: 11, Col: 1, Value: 10.08
Row: 11, Col: 2, Value: 32.56
Row: 12, Col: 1, Value: -2.56
Row: 12, Col: 2, Value: 7.89
Row: 13, Col: 1, Value: 29.3
Row: 13, Col: 2, Value: 4.01
Row: 14, Col: 1, Value: 15.72
Row: 14, Col: 2, Value: 3.26
%
CANADA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 5 years and life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                          PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                       YEAR     YEARS    FUND

CANADA                                 24.99%   43.82%   167.23%

CANADA (INCL. 3% SALES CHARGE)         21.24%   39.51%   159.22%

Toronto Stock Exchange 300             28.96%   52.35%   145.70%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 17, 1987. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Toronto Stock Exchange 300 - a market capitalization weighted index of 300 stocks traded in the Canadian market. This index includes reinvested dividends and capital gains, if any, and excludes the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                 YEAR     YEARS    FUND

CANADA                           24.99%   7.54%    11.59%

CANADA (INCL. 3% SALES CHARGE)   21.24%   6.89%    11.21%

Toronto Stock Exchange 300       28.96%   8.78%    10.55%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961106 200815 S00000000000001
             Canada                      DR Toronto Stock Exchange
             00309                       DR001
  1987/11/17       9700.00                    10000.00
  1987/11/30       9767.90                    10159.91
  1987/12/31      10446.90                    10902.20
  1988/01/31      10340.20                    10766.12
  1988/02/29      11048.30                    11455.09
  1988/03/31      11737.00                    12118.74
  1988/04/30      12008.60                    12276.06
  1988/05/31      11436.30                    11954.61
  1988/06/30      12319.00                    12914.95
  1988/07/31      12144.40                    12770.34
  1988/08/31      11562.40                    12147.56
  1988/09/30      11804.90                    12408.94
  1988/10/31      12357.80                    12761.49
  1988/11/30      12212.30                    12838.17
  1988/12/31      12480.81                    13196.56
  1989/01/31      13422.57                    14222.20
  1989/02/28      13045.87                    13890.22
  1989/03/31      13263.96                    14036.78
  1989/04/30      13531.62                    14355.44
  1989/05/31      13987.63                    14392.34
  1989/06/30      14661.73                    14855.07
  1989/07/31      15553.93                    15900.00
  1989/08/31      15633.23                    16157.57
  1989/09/30      15534.10                    15932.92
  1989/10/31      15316.01                    15960.00
  1989/11/30      15405.23                    16207.21
  1989/12/31      15849.10                    16485.03
  1990/01/31      14563.76                    15032.84
  1990/02/28      14646.68                    14930.11
  1990/03/31      14895.46                    15093.60
  1990/04/30      14180.23                    13939.41
  1990/05/31      15113.14                    14894.22
  1990/06/30      15465.57                    14917.50
  1990/07/31      15589.96                    15170.55
  1990/08/31      14688.15                    14244.12
  1990/09/30      14449.74                    13522.93
  1990/10/31      14066.21                    13082.07
  1990/11/30      14522.30                    13448.40
  1990/12/31      14978.60                    14028.62
  1991/01/31      15045.02                    14085.97
  1991/02/28      16428.85                    15109.86
  1991/03/31      17148.44                    15222.57
  1991/04/30      17281.29                    15203.81
  1991/05/31      18045.17                    15723.75
  1991/06/30      18067.31                    15483.78
  1991/07/31      18011.95                    15706.41
  1991/08/31      17856.97                    15784.70
  1991/09/30      17259.15                    15390.08
  1991/10/31      18023.03                    16127.28
  1991/11/30      17347.72                    15701.06
  1991/12/31      17627.42                    15774.02
  1992/01/31      17945.14                    15913.63
  1992/02/29      18051.04                    15788.30
  1992/03/31      17545.05                    15012.42
  1992/04/30      17333.24                    14759.32
  1992/05/31      17486.21                    14790.80
  1992/06/30      17392.07                    14908.57
  1992/07/31      17839.23                    15363.59
  1992/08/31      17568.58                    15082.56
  1992/09/30      16815.48                    14074.27
  1992/10/31      16744.87                    14340.45
  1992/11/30      16697.80                    13619.11
  1992/12/31      17121.47                    14136.15
  1993/01/31      17027.21                    13995.03
  1993/02/28      18087.72                    14854.14
  1993/03/31      19077.54                    15456.65
  1993/04/30      19572.45                    16116.48
  1993/05/31      19843.47                    16569.77
  1993/06/30      20856.85                    16833.20
  1993/07/31      20102.71                    16817.33
  1993/08/31      20609.40                    17117.80
  1993/09/30      19596.02                    16383.72
  1993/10/31      20998.26                    17665.94
  1993/11/30      20515.13                    17192.85
  1993/12/31      21482.47                    18016.96
  1994/01/31      22427.27                    18892.01
  1994/02/28      21470.66                    18105.20
  1994/03/31      20679.39                    17343.76
  1994/04/30      20525.86                    17117.74
  1994/05/31      20620.34                    17394.54
  1994/06/30      19486.57                    16229.92
  1994/07/31      19864.49                    16821.43
  1994/08/31      20608.53                    17748.84
  1994/09/30      20714.82                    18170.07
  1994/10/31      20289.65                    17794.46
  1994/11/30      18813.40                    16727.05
  1994/12/31      18907.95                    16957.49
  1995/01/31      17584.40                    16119.77
  1995/02/28      18305.26                    16786.00
  1995/03/31      19451.56                    17497.07
  1995/04/30      20042.43                    17923.40
  1995/05/31      20668.76                    18482.09
  1995/06/30      20952.38                    18834.82
  1995/07/31      21673.24                    19342.43
  1995/08/31      21401.44                    19243.97
  1995/09/30      21708.69                    19383.92
  1995/10/31      20739.66                    19052.21
  1995/11/30      21590.52                    19726.25
  1995/12/31      22574.56                    19959.52
  1996/01/31      22954.36                    20910.61
  1996/02/29      23156.13                    20846.27
  1996/03/31      23512.19                    21236.57
  1996/04/30      23963.21                    21958.20
  1996/05/31      24532.92                    22313.61
  1996/06/30      23737.70                    21597.87
  1996/07/31      23049.31                    20954.91
  1996/08/31      24034.42                    22000.79
  1996/09/30      24687.21                    22794.76
  1996/10/31      25921.57                    24569.51
IMATRL PRASUN   SHR__CHT 19961031 19961106 200818 R00000000000111

Let's say hypothetically that $10,000 was invested in Fidelity Canada Fund on November 17, 1987, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $25,922 - a 159.22% increase on the initial investment. For comparison, look at how the Toronto Stock Exchange 300 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,570 - a 145.70% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
CANADA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Thomas Sweeney, Portfolio Manager of Fidelity Canada Fund
Q. TOM, HOW HAS THE FUND PERFORMED?
A. It's been a great year for the Canadian stock market. For the 12-month period that ended October 31, 1996, the fund had a total return of 24.99%. That compared to the 28.96% return posted by the Toronto Stock Exchange 300 (TSE 300) over the same period.
Q. WHAT FACTORS FUELED THE CANADIAN MARKET'S RISE?
A. Over the past year, the Canadian dollar stabilized primarily due to the defeat of the Quebec referendum in October 1995. From that point on, there was a growing consensus that there wasn't likely to be another separatist referendum any time soon, further helping to calm many residual secessionary fears. The stabilization of the currency allowed the Canadian government to push interest rates dramatically lower from their late-1995 levels. In fact, the Canadian government continued to cut rates several times even after the Federal Reserve Board had stopped cutting U.S. interest rates. What's more, the Canadian economy continued on the path of recovery.
Q. AFTER PARING BACK THE FUND'S HOLDINGS IN ENERGY STOCKS WHEN YOU BEGAN MANAGING THE FUND IN MARCH, YOU'VE BUILT ENERGY HOLDINGS BACK UP TO ABOUT 30% OF INVESTMENTS BY THE END OF THE PERIOD. WHY THE REVERSAL?
A. Let's start by addressing why I reduced the fund's holdings in energy stocks in the first place. For one, I sold out of weaker, lower-quality energy stocks because I wanted to concentrate on investing in higher-quality companies. During the time I was selling, I became concerned that Iraq might be allowed to come back into the world market and, as a result, oil supply would increase and the price of oil would drop over the short term. So I didn't immediately replace the energy companies I sold, despite the fact that I remained bullish about the long-term prospects for energy companies. When the humanitarian aid-for-oil deal was canceled by the United Nations because of a military flare-up involving Iraq, I became less concerned about short-term declines in oil prices, and I added to the fund's energy holdings. The price of oil and gas rose significantly during the period, which helped many of the fund's energy stocks. By the end of the period, the fund had more invested in energy stocks than the index.
Q. WHAT ENERGY COMPANIES DID YOU FIND ATTRACTIVE?
A. I emphasized high-quality E&P (exploration and production) companies such as Canadian Natural Resources and Canadian Occidental. I also bought Petro-Canada - which is a refiner as well as an E&P company - primarily because of its new oil finds off the east coast of Canada with its Hibernia and Terra Nova projects. Both are expected to start production within the next two or three years.
Q. OTHER NATURAL RESOURCE STOCKS DIDN'T FARE AS WELL AS ENERGY STOCKS. HOW DID THAT AFFECT THE FUND'S PERFORMANCE?
A. That's true and the performance of precious metals, base metals and minerals, as well as paper and forest products stocks generally detracted from the fund's performance. As far as the metals stocks are concerned, their performance was hampered by a collapse in copper prices, which had a spillover effect on other metal prices, including silver. Falling silver prices were a negative for Pan American Silver, one of the fund's largest holdings. The price of paper also has fallen dramatically, especially in the areas that Canadians are big in: newsprint and pulp. Newsprint prices fell from roughly $740 a ton at the beginning of the year to about $550 at the end of the period. But interestingly, the falling price of newsprint provided an opportunity that worked out well for the fund. Newspaper publishers Torstar and Hollinger profited from falling newsprint prices - their second biggest cost after labor. What's more, these stocks benefited as ad linage - a measure of how much advertising a newspaper receives - stopped trending downward.
Q. IN THE REPORT TO SHAREHOLDERS SIX MONTHS AGO, YOU EXPLAINED THAT YOUR INVESTMENT APPROACH INCLUDES LOOKING FOR SECTORS THAT ARE DEPRESSED. DID YOU FIND ANY SUCH SECTORS OVER THE PAST SIX MONTHS?
A. Yes, and I added fishing companies that harvest ground fish, such as cod, from offshore Canada. Roughly six years ago, the Canadian government decided those areas were being dramatically over-fished. To remedy that situation, the government legislated the amount of fish that could be harvested, dramatically reducing Canadian fishing companies' allocation. Since their peak in the late 1980s, the stock prices of fishing companies dropped anywhere from 50% to 90%. I bought FPI and National Sea Products because their cost cutting efforts have finally caught up with their shrinking revenue size. There's talk that the fish have come back and, in my view, it's just a question of when these companies' allocations are increased.
Q. SIX MONTHS AGO, BANKS WERE SOME OF THE FUND'S BEST PERFORMERS. WHY HAVE YOU PARED BACK YOUR HOLDINGS IN BANKS OVER THE PAST SIX MONTHS?
A. When I looked at historical figures for the past 20 years, Canadian banks' dividend yields had never been lower, and their stock prices seemed fairly high relative to their book value and earnings. So I reduced the fund's holdings in banks to find better values in other industries.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. I'm generally optimistic about the natural resource related stocks where the fund has large weightings. I expect that oil, silver and some forest products will benefit from tighter supply and demand, which could push many commodity prices higher. Unless their business prospects turn negative, I'll likely continue to keep the fund concentrated in these stocks.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long term growth of capital by investing mainly in equity securities of Canadian issuers
FUND NUMBER: 309
TRADING SYMBOL: FICDX
START DATE: November 17, 1987
SIZE: as of October 31, 1996, more than
$129 million
MANAGER: Thomas Sweeney, since March
1996; manager, Fidelity Capital Appreciation
Fund, 1986-1996; Fidelity Select Paper and
Forest Products Portfolio, 1986; joined Fidelity in 1985
(checkmark)
TOM SWEENEY ON HIS OUTLOOK FOR ENERGY STOCKS:
"I'm optimistic about the outlook for energy stocks, primarily because of a favorable supply and demand scenario. Demand for energy worldwide has been growing about 2% to 3% annually over the past several years. There's very little spare capacity to produce more energy, except for Iraq. As you may recall, Iraq has been prohibited from selling oil on the world market. Granted, if that embargo were removed, Iraq would add some supply to the market.
But the sum total of the country's production would most likely only add about 2% to the world supply, and I believe the return of Iraq wouldn't cause much long-term disruption in oil prices. Another positive is that inventories of different grades of oil - crude, unleaded gas and heating oil - are currently at very low levels. If we get a very cold winter, we could see some draw down of these inventories, and energy prices could rise over the short term. In my view, the prices of many energy stocks don't yet reflect the positive supply/demand trends that have taken place already, and they aren't overvalued - meaning that their stock prices haven't overly optimistically reflected their business prospects."
CANADA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

United States 15.7%
Row: 1, Col: 1, Value: 15.7
Row: 1, Col: 2, Value: 84.3
Canada 84.3%
AS OF APRIL 30, 1996
United States 20.2%
Row: 1, Col: 1, Value: 20.2
Row: 1, Col: 2, Value: 79.8
Canada  79.8%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO


Stocks                   95.3          90.0

Short-term investments   4.7           10.0

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

BCE, Inc.                          4.3           4.7
(Telephone Services)

Pan American Silver Corp.          4.2           4.2
(Precious Metals)

FPI Ltd.                           4.0           0.0
(Foods)

Canadian Natural Resources Ltd.    3.8           1.6
(Oil & Gas)

Bresea Resources Ltd.              3.8           0.0
(Precious Metals)

Torstar Corp. Class B              3.4           4.0
(Publishing)

Canada Occidental Petroleum Ltd.   3.4           0.3
(Oil & Gas)

Petro-Canada                       3.2           1.6
(Oil & Gas)

Rio Alto Exploration Ltd.          3.1           0.4
(Oil & Gas)

Genlyte Group, Inc.                3.1           2.5
(Electrical Equipment)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

Energy                             31.0          18.3

Precious Metals                    18.6          14.8

Finance                            9.8           17.8

Basic Industries                   7.6           9.2

Utilities                          7.6           10.9

Nondurables                        7.4           1.5

Media & Lesiure                    6.2           7.0

Industrial Machinery & Equipment   3.1           3.7

Retail & Wholesale                 2.0           3.2

Technology                         1.0           1.8


CANADA
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.3%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 7.6%
CHEMICALS & PLASTICS - 0.5%
Potash Corp. of Saskatchewan  10,000 $ 709,029
METALS & MINING - 4.9%
Alcan Aluminium Ltd.   75,000  2,465,534
Cominco Ltd.   25,000  584,631
Inco Ltd.   50,000  1,582,054
Noranda, Inc.   10,000  220,404
South Crofty Holdings Ltd. (a)(f)  2,150,000  1,526,019
  6,378,642
PAPER & FOREST PRODUCTS - 2.2%
MacMillan Bloedel Ltd.   200,000  2,809,220
TOTAL BASIC INDUSTRIES   9,896,891
DURABLES - 1.0%
TEXTILES & APPAREL - 1.0%
Dominion Textile, Inc.   210,000  1,247,338
ENERGY - 31.0%
OIL & GAS - 31.0%
Abacan Resource Corp.   43,800  333,975
Alberta Energy Co. Ltd.   60,000  1,288,804
Anderson Exploration Ltd.   50,000  582,764
Barrington Petroleum Ltd. (a)  125,000  537,002
Baytex Energy Ltd. Class A (a)  25,000  229,743
Beau Canada Exploration Ltd. (a)   1,250,000  2,288,095
Canadian 88 Energy Corp. (a)  100,000  425,866
Canadian Natural Resources Ltd. (a)  200,000  4,975,905
Canada Occidental Petroleum Ltd.   250,000  4,417,423
Cavell Energy Corp.   105,000  223,580
Cimarron Petroleum Ltd. (a)  200,000  2,502,895
Denbury Resources, Inc. (a)  100,000  1,303,747
Elan Energy, Inc. (a)  100,000  971,273
Grad & Walker Energy Corp. (a)  125,000  994,621
Newport Petroleum Corp. (a)  100,000  526,729
Newport Petroleum Corp. (a)(b)  50,000  263,364
Norcen Energy Resources Ltd.   50,000  1,072,136
Northrock Resources Ltd. (a)  75,000  638,799
Parkland Industries Ltd.   150,000  756,472
Penn West Petroleum Ltd. (a) 250,000 2,288,094 Petro-Canada 2nd installment receipt (c) 400,000 4,154,059 Poco Petroleums Ltd. (a) 20,000 185,289
Renaissance Energy Ltd. (a)   80,000  2,540,252
Rio Alto Exploration Ltd. (a)  600,000  4,056,932
Suncor, Inc. 2nd installment receipt (e) 50,000 1,447,570 Ulster Petroleums Ltd. (a) 160,000 1,135,642
  40,141,031
FINANCE - 9.8%
BANKS - 8.2%
Bank of Montreal  60,000  1,817,774
Bank of Nova Scotia Halifax  60,000  1,893,982
Canadian Imperial Bank of Commerce 40,000 1,664,612 National Bank of Canada 150,000 1,456,909
Royal Bank of Canada  60,000  1,985,879
Toronto Dominion Bank   80,000  1,873,809
  10,692,965
INSURANCE - 1.6%
Acceptance Insurance Co., Inc. (a)   100,000  2,025,000
TOTAL FINANCE   12,717,965

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.1%
ELECTRICAL EQUIPMENT - 3.1%
Genlyte Group, Inc. (a)  420,000 $ 4,042,500
MEDIA & LEISURE - 6.2%
BROADCASTING - 1.6%
Cogeco, Inc.   350,000  1,738,952
Cogeco Cable, Inc.   50,000  345,549
  2,084,501
PUBLISHING - 4.6%
Hollinger, Inc.   150,000  1,540,962
Torstar Corp. Class B  200,000  4,467,855
  6,008,817
TOTAL MEDIA & LEISURE   8,093,318
NONDURABLES - 7.4%
AGRICULTURE - 1.0%
Saskatchewan Wheat Pool Class B
 (non-vtg.) (a)  100,000  1,288,804
FOODS - 6.4%
FPI Ltd. (a)(f)  1,150,000  5,155,217
National Sea Products Ltd. (a)(f)  679,500  3,096,828
  8,252,045
TOTAL NONDURABLES   9,540,849
PRECIOUS METALS - 18.6%
Agnico Eagle Mines Ltd.   40,000  560,350
Argosy Mining Corp.   16,100  19,487
Bresea Resources Ltd. (a)  525,000  4,903,060
Consolidated Nevada Goldfields Corp.
 (special warrants) (a)  1,000,000  1,027,308
Crystallex International Corp. (a)  100,000  206,209
Euro-Nevada Mining Corp. Ltd.   15,000  443,797
First Dynasty Mines Ltd. (a)  50,000  143,823
Golden Knight Resources, Inc. (a)  24,600  148,874
Golden Star Resources Ltd. (a)  10,000  186,036
Greenstone Resources Ltd. (a)  300,000  3,810,378
Indochina Goldfields Ltd. (a)  30,000  214,054
Kinross Gold Corp. (a)  100,000  720,983
Meridian Gold, Inc. installment receipt (d)  200,000  500,579
Minorca Resources Ltd. (a)  250,000  709,776
Nevsun Resources Ltd. (a)  10,000  76,208
Oliver Gold Corp. (a)  20,000  73,966
Pan American Silver Corp. (a)  780,000  5,477,978
Philex Gold Inc. (b)  25,000  200,792
Prime Resources Group, Inc.   250,000  1,839,815
Repadre Capital Corp. (a)  40,000  227,128
Silver Standard Resources, Inc. (a)  140,000  679,891
Sutton Resources (a)  25,000  310,994
Trillion Resources Ltd. (a)  20,000  73,219
TVI Pacific, Inc. (a)  300,000  336,210
War Eagle Mining, Inc. (a)  300,000  470,694
William Resources, Inc. (a)  600,000  726,213
  24,087,822
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 2.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 2.0%
Hancock Fabrics, Inc.   310,000 $ 2,635,000
TECHNOLOGY - 1.0%
ELECTRONIC INSTRUMENTS - 1.0%
Medar, Inc. (a)  225,000  1,293,750
UTILITIES - 7.6%
ELECTRIC UTILITY - 3.3%
Centerior Energy Corp.   150,000  1,462,500
Ohio Edison Co.   40,000  835,000
Tucson Electric Power Co. (a)  100,000  1,975,000
  4,272,500
TELEPHONE SERVICES - 4.3%
BCE, Inc.   120,000  5,518,323
TOTAL UTILITIES   9,790,823
TOTAL COMMON STOCKS
 (Cost $110,346,467)   123,487,287
CASH EQUIVALENTS - 4.7%
(% OF FUND'S INVESTMENTS)
 MATURITY     AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 6,108,940  6,108,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $116,454,467)  $ 129,595,287
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $464,156 or 0.4% of net assets.
(c) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating CAD 1,700,000 is due March 24, 1997.
(d) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating CAD 500,000 is due July 31, 1997.
(e) Purchased on an installment basis. Market value reflects only those payments made through October 31, 1996. The remaining installment aggregating CAD 650,000 is due December 30, 1996.
(f) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Exco Technologies Ltd.  $ - $ 924,191 $ - $ -
FPI Ltd.   647,756  -  -  5,155,217
National Sea  Products Ltd.   309,868  -  -  3,096,828
South Crofty Holdings Ltd.   184,298  -  -  1,526,019
TOTALS  $ 1,141,922 $ 924,191 $ - $ 9,778,064
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $201,284,416 and $403,951,191, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $42,312 for the period.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $14,684,000 and $4,474,581 respectively. The weighted average interest rate was 6.3% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $117,135,981. Net unrealized appreciation aggregated $12,459,306, of which $17,659,633 related to appreciated investment securities and $5,200,327 related to depreciated investment securities.
The fund hereby designates approximately $7,949,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $1,781,919. Taxes accrued or paid to foreign countries were $255,944. CANADA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 129,595,287

value (including repurchase agreements of $6,108,000)

(cost $116,454,467) - See accompanying schedule


Cash                                                                                                                  293


Receivable for investments sold                                                                                       529,284


Receivable for fund shares sold                                                                                       968,112


Dividends receivable                                                                                                  87,198


 TOTAL ASSETS                                                                                                         131,180,174


LIABILITIES


Payable for investments purchased                                                                      $ 1,174,833


Payable for fund shares redeemed                                                                        212,453


Accrued management fee                                                                                  38,893


Other payables and                                                                                      82,798

accrued expenses


 TOTAL LIABILITIES                                                                                                    1,508,977


NET ASSETS                                                                                                           $ 129,671,197


Net Assets consist of:


Paid in capital                                                                                                      $ 82,136,781


Undistributed net investment income                                                                                   783,201


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   33,609,675


Net unrealized appreciation (depreciation) on investments                                                             13,141,540

and assets and liabilities in

foreign currencies


NET ASSETS, for 5,937,394                                                                                            $ 129,671,197

shares outstanding


NET ASSET VALUE and redemption price per share ($129,671,197 (divided by) 5,937,394 shares)                           $21.84


Maximum offering price per share (100/97.00 of $21.84)                                                                $22.52



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 1,917,148
Dividends

Interest                                                                          360,673

                                                                                  2,277,821

Less foreign taxes withheld                                                       (255,944
                                                                                 )

 TOTAL INCOME                                                                     2,021,877

EXPENSES

Management fee                                                     $ 1,105,063
Basic fee

 Performance adjustment                                             (447,517
                                                                   )

Transfer agent fees                                                 545,661

Accounting fees and expenses                                        105,266

Non-interested trustees' compensation                               701

Custodian fees and expenses                                         64,605

Registration fees                                                   21,257

Audit                                                               42,185

Legal                                                               2,629

Interest                                                            24,090

Miscellaneous                                                       4,391

 Total expenses before reductions                                   1,468,331

 Expense reductions                                                 (34,839       1,433,492
                                                                   )

NET INVESTMENT INCOME                                                             588,385

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   44,555,228
 realized loss of $113,527
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (2,139        44,553,089
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (9,157,684
                                                                   )

 Assets and liabilities in                                          (850          (9,158,534
 foreign currencies                                                )             )

NET GAIN (LOSS)                                                                   35,394,555

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 35,982,940

OTHER INFORMATION                                                                $ 96,367
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 5,748
 by FDC

 Expense reductions                                                              $ 33,077
 Directed brokerage arrangements

  Transfer agent interest credits                                                 1,762

                                                                                 $ 34,839


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                     $ 588,385        $ 920,357
Net investment income

 Net realized gain (loss)                                                                          44,553,089       (4,225,424)

 Change in net unrealized appreciation (depreciation)                                             (9,158,534)      10,769,055

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   35,982,940       7,463,988

Distributions to shareholders from net investment income                                           (772,736)        (211,418)

Share transactions                                                                                 38,234,017       261,903,643
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     759,773          205,156

 Cost of shares redeemed                                                                           (271,428,450)    (310,934,479)

 Redemption fees                                                                                   132,635          6,103

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (232,302,025)    (48,819,577)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (197,091,821)    (41,567,007)

NET ASSETS

 Beginning of period                                                                               326,763,018      368,330,025

 End of period (including undistributed net investment income of $783,201 and $748,004,
respectively)                                                                                     $ 129,671,197    $ 326,763,018

OTHER INFORMATION
Shares

 Sold                                                                                              1,931,430        15,725,874

 Issued in reinvestment of distributions                                                           41,292           12,903

 Redeemed                                                                                          (14,656,999)     (18,554,447)

 Net increase (decrease)                                                                           (12,684,277)     (2,815,670)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 D   1993   1992



Net asset value, beginning of period                                      $ 17.55     $ 17.18     $ 17.82     $ 14.23    $ 16.28

Income from Investment Operations

 Net investment income (loss)                                              .08 C       .05         -           (.15)      (.02) C

 Net realized and unrealized gain (loss)                                  4.27        .33         (.60)       3.76       (1.11)

 Total from investment operations                                         4.35        .38         (.60)       3.61       (1.13)



Less Distributions

 From net investment income                                            (.08)       (.01)       -           (.02)      -

 From net realized gain                                                  -           -           -           -          (.92)

 In excess of net realized gain                                           -           -           (.04)       -          -

 Total distributions                                                    (.08)       (.01)       (.04)       (.02)      (.92)

Redemption fees added to paid in capital                                  .02         .00         -           -          -

Net asset value, end of period                                          $ 21.84     $ 17.55     $ 17.18     $ 17.82    $ 14.23

TOTAL RETURN A, B                                                       24.99%      2.22%       (3.37)%     25.40%     (7.09)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                 $ 129,671   $ 326,763   $ 368,330   $ 95,977   $ 21,701

Ratio of expenses to average net assets                                 1.01%       1.09%       1.57%       2.00%      2.00%
                                                                                      E                       E          E

Ratio of expenses to average net assets after expense reductions        1.08%       1.57%       2.00%      2.00%
                                                                                    F

Ratio of net investment income to average net assets                     .40%        .26%        (.14)%      (.66)%     (.11)%

Portfolio turnover rate                                                   139%        75%         59%         131%       55%

Average commission rate G                                                $ .0276

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS
A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED
TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


EMERGING MARKETS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996                 YEAR     YEARS    FUND

EMERGING MARKETS                 11.69%   70.60%   78.12%

EMERGING MARKETS                 8.34%    65.48%   72.78%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital           6.48%    93.14%   178.88%
 International Emerging
 Markets Free Index

Emerging Markets                 9.11%    63.31%   n/a
 Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on November 1, 1990. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free Index - a market capitalization weighted index of over 850 stocks traded in 22 world markets. Mexico, Malaysia, Brazil, and Thailand are most heavily weighted, and together account for over 60% of the index. Keep in mind that before February 1992, the fund's objective was more broadly defined, and did not focus specifically on emerging markets. However, to measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets funds average, which reflects the performance of 80 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED              PAST 1   PAST 5   LIFE OF
OCTOBER 31, 1996           YEAR     YEARS    FUND

EMERGING MARKETS           11.69%   11.27%   10.09%

EMERGING MARKETS           8.34%    10.60%   9.53%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital     6.48%    14.07%   18.62%
 International Emerging
 Markets Free Index

Emerging Markets           9.11%    10.27%   n/a
 Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961111 165559 S00000000000001
             Emerging Markets            MS Emerging Markets Free
             00322                       MS006
  1990/11/01       9700.00                    10000.00
  1990/11/30       9564.20                     9479.74
  1990/12/31       9777.33                     9880.37
  1991/01/31       9709.16                    10679.30
  1991/02/28      10118.17                    12260.21
  1991/03/31      10108.44                    12766.06
  1991/04/30      10332.42                    12903.41
  1991/05/31      10332.42                    13918.67
  1991/06/30       9972.10                    13421.82
  1991/07/31      10186.34                    14119.08
  1991/08/31      10108.44                    14418.70
  1991/09/30      10225.30                    13869.26
  1991/10/31      10127.91                    14439.40
  1991/11/30       9991.58                    14225.77
  1991/12/31      10438.08                    15824.40
  1992/01/31      10517.68                    17656.36
  1992/02/29      10826.15                    18442.83
  1992/03/31      10806.24                    19068.46
  1992/04/30      11064.96                    18940.35
  1992/05/31      11542.58                    18873.02
  1992/06/30      11522.68                    17002.12
  1992/07/31      11144.56                    17189.36
  1992/08/31      10865.95                    16390.47
  1992/09/30      10796.29                    16450.88
  1992/10/31      10995.30                    17332.58
  1992/11/30      10905.75                    17144.49
  1992/12/31      11048.91                    17652.99
  1993/01/31      11201.38                    17738.37
  1993/02/28      11770.60                    18033.91
  1993/03/31      12095.86                    18628.41
  1993/04/30      12482.12                    19056.85
  1993/05/31      12756.56                    19581.32
  1993/06/30      12919.19                    20162.41
  1993/07/31      13142.82                    20705.31
  1993/08/31      14057.63                    22457.49
  1993/09/30      14372.73                    23058.76
  1993/10/31      16446.31                    25127.66
  1993/11/30      17096.84                    26239.62
  1993/12/31      20082.32                    30576.92
  1994/01/31      19501.26                    31133.23
  1994/02/28      18950.78                    30579.38
  1994/03/31      17115.84                    27812.28
  1994/04/30      16952.74                    27255.97
  1994/05/31      17391.08                    28188.79
  1994/06/30      16167.79                    27411.79
  1994/07/31      17401.28                    29116.21
  1994/08/31      19613.39                    32729.91
  1994/09/30      20112.90                    33101.88
  1994/10/31      19623.58                    32504.77
  1994/11/30      18267.77                    30814.71
  1994/12/31      16480.81                    28339.78
  1995/01/31      14212.53                    25324.70
  1995/02/28      14376.01                    24675.15
  1995/03/31      14089.92                    24831.93
  1995/04/30      14386.23                    25945.92
  1995/05/31      15837.11                    27326.23
  1995/06/30      16021.03                    27407.06
  1995/07/31      16828.21                    28022.26
  1995/08/31      16317.33                    27362.19
  1995/09/30      16245.81                    27232.33
  1995/10/31      15469.28                    26189.87
  1995/11/30      14968.62                    25722.82
  1995/12/31      15956.70                    26863.68
  1996/01/31      17548.21                    28773.20
  1996/02/29      17340.17                    28315.72
  1996/03/31      17464.99                    28536.26
  1996/04/30      18359.57                    29677.21
  1996/05/31      18349.17                    29544.70
  1996/06/30      18276.35                    29729.19
  1996/07/31      16840.87                    27697.39
  1996/08/31      17517.00                    28406.35
  1996/09/30      17901.88                    28652.43
  1996/10/31      17277.76                    27888.27
IMATRL PRASUN   SHR__CHT 19961031 19961111 165601 R00000000000075

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund on November 1, 1990, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $17,278 - a 72.78% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $27,888 - a 178.88% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EMERGING MARKETS
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Richard Hazlewood, Portfolio Manager of Fidelity Emerging Markets Fund
Q. HOW DID THE FUND PERFORM, RICHARD?
A. Very well. For the year that ended October 31, 1996, the fund had a total return of 11.69%. For the same period, the Morgan Stanley Capital International Emerging Markets Free Index returned 6.48% and the emerging markets funds average return, as tracked by Lipper Analytical Services, was 9.11%. The fund's performance was a result of overweighting in Malaysia and Brazil relative to the index and underweighting in less attractive markets such as Korea, South Africa, India and Israel.
Q. THE FINANCIAL SECTOR IN THAILAND CONTINUES TO PLAY A BIG PART IN THE FUND. WHAT'S ATTRACTED YOU TO THESE COMPANIES?
A. Well, I continued to favor banks. One problem that developed with the Thai banks during the period was the fear of many investors that Thailand was becoming another bubble economy like Japan was in the late 1980s - with high property values and easy credit. While I thought this fear was somewhat overstated, I did believe that there could be lending problems with the family-run banks and finance companies. Therefore, I reduced the fund's weighting in those banks and raised it in large, government-linked banks. These banks are better managed and tend to lend responsibly. An example of a Thai bank I favored included Thai Military Bank.
Q. WHAT WAS INTERESTING TO YOU ABOUT MALAYSIA?
A. In Malaysia, the trade deficit has been greatly reduced and the country has maintained a high savings rate with very little debt. With a savings rate of about 35% of GDP, the country has the money to increase investments in productive ventures such as roads, airports and telephone systems.
Q. WHAT ABOUT THE PHILIPPINES? INVESTORS HAVE BEEN CONCERNED RECENTLY ABOUT AN OVERHEATED PROPERTY MARKET.
A. Actually, I'm very excited about the Philippines. I think there are many opportunities there that investors may not be aware of. As for the concerns about the Philippine property market, I think they may be painting the market with too big of a brush - and pushing down the stock prices of property companies as a result. While the high end of the market is indeed overpriced and oversupplied, there is almost limitless demand for low-cost and middle-income housing as well as office space. Keep in mind, there hasn't been a building boom in the Philippines in over 30 years.
Q. EARLIER, YOU MENTIONED SOME UNDERPERFORMING MARKETS YOU AVOIDED. WHY DID YOU STEER CLEAR OF THESE MARKETS?
A. In general, I avoided countries that had low savings rates, low currency reserves and a depreciating exchange rate, and those with companies that, in my opinion, are not run for the benefit of shareholders. Let me take you through some of these markets. Although Korea is probably going to be one of the world's top five manufacturing powers at the beginning of the next century and has a solid industrial infrastructure, it's a difficult environment to invest in because the Korean companies typically don't look out for shareholders. South Africa is also a problem because the country has a very low savings rate. Historically, economies with high savings rates tend to have attractive equity markets. Additionally, the government has little or no reserves to defend its depreciating currency and, with such paltry reserves, its central bank is powerless to control the exchange rate.
Q. HOW HAVE YOU POSITIONED THE FUND IN LATIN AMERICA?
A. My main interests for the fund in Latin America are in Brazil and Mexico. In Brazil, I've tried to take advantage of the success of some privatized companies. Telebras, which has been in the fund for some time, was the best example of successful privatization. In Mexico, I'm still concerned about the stability of the peso. However, many of the companies the fund owns there have had good earnings growth.
Q. WHAT WAS YOUR BIGGEST DISAPPOINTMENT IN THE PAST YEAR?
A. My stock picking in Malaysia. You see, with international funds, you can pick the right country, but you can do better by picking the right stocks. In this case, it was a good move to highlight Malaysia in the fund; however, with large-cap stocks and small-cap stocks performing well in that country, the fund missed out on some additional return by owning mid-capitalization stocks.
Q. WHAT ARE YOU LOOKING FOR GOING FORWARD?
A. Well, I'm quite hopeful that my stock selection in countries such as Malaysia will begin to pay off. While investments in emerging markets are subject to an array of risks, I firmly believe that stock prices follow earnings over time. Therefore, I've positioned the fund in companies that have had good long-term earnings growth. Additionally, the attractiveness of the emerging markets in the future will have a lot to do with what's going on in the U.S. At some point in time, greater relative returns in emerging markets are going to draw money out of the U.S. The question is just when.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of emerging market
issuers which can be found in regions such
as Southeast Asia, Latin America and
Eastern Europe
FUND NUMBER: 322
TRADING SYMBOL: FEMKX
START DATE: November 1, 1990
SIZE: as of October 31, 1996, more than
$1.2 billion
MANAGER: Richard Hazlewood, since 1993;
assistant, Fidelity Low-Priced Stock Fund
and Fidelity Contrafund, 1992-93; analyst,
Japanese stocks, 1991-92; joined Fidelity in
1991
(checkmark)
RICHARD HAZLEWOOD ON HIS CRITERIA FOR DE-EMPHASIZING
CERTAIN COUNTRIES AND MARKETS:
"I look at many factors in determining whether or not the fund should be involved in a certain country or own a certain stock. Here are three key points a country or a company must meet before I will take an interest:
(solid bullet) CURRENCY RESERVES. I am always wary of countries that have low reserves and weak currencies. Take
Mexico. They have $150 billion in debt and only $15 billion in reserves. Not good. In fact, in Mexico they have this wonderful expression for borrowing -
`external savings.' Or look at South Africa: not only do they have meager reserves and a low savings rate, they also are willing to depreciate the currency.
Why? They're looking for a free economic lunch.
(solid bullet) ARE THE COMPANIES RUN FOR SHAREHOLDERS? In many places in the world, company managements view their stocks as cheap forms of debt. The companies are run for the families in charge or the employees, but the shareholders are given little or no consideration. In this type of situation, no matter how good the business is, as a shareholder, you will never enjoy any of its growth.
(solid bullet) EQUITY MARKET RESTRICTIONS. I'm wary of any market that puts restrictions on foreign ownership.
Some markets with ownership restrictions include Korea, China, Taiwan and India.
"Investors should keep in mind that these are broad factors and there are certainly exceptions. For example, I've found some good growth companies in South Africa where management teams have big equity stakes in them. However, as long-term investors have seen, asset allocation decisions I've made with the fund are greatly influenced by these three factors."
EMERGING MARKETS
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
4.6.86.8
Argentina 2.4%
Thailand 9.2%
Row: 1, Col: 1, Value: 9.300000000000001
Row: 1, Col: 2, Value: 5.9
Row: 1, Col: 3, Value: 4.7
Row: 1, Col: 4, Value: 16.4
Row: 1, Col: 5, Value: 5.8
Row: 1, Col: 6, Value: 32.6
Row: 1, Col: 7, Value: 2.6
Row: 1, Col: 8, Value: 5.2
Row: 1, Col: 9, Value: 15.1
Row: 1, Col: 10, Value: 2.4
South Africa 5.9%
Brazil 15.1%
Philippines 4.7
%
Indonesia 5.2%
Korea (South) 2.6%
Other 16.5
%
Malaysia 32.6%
Mexico 5.8%
AS OF APRIL 30, 1996
4.6.86.8
Thailand 12.4
%
Brazil 12.4
%
Row: 1, Col: 1, Value: 12.4
Row: 1, Col: 2, Value: 6.6
Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 17.7
Row: 1, Col: 5, Value: 8.0
Row: 1, Col: 6, Value: 25.5
Row: 1, Col: 7, Value: 4.1
Row: 1, Col: 8, Value: 4.6
Row: 1, Col: 9, Value: 4.3
Row: 1, Col: 10, Value: 12.4
South Africa 6.6%
India 4.3%
Indonesia 4.6%
Philippines 4.4
%
Korea (South) 4.1%
Other 17.7
%
Malaysia 25.5%
Mexico 8.0%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   96.6          96.7

Bonds                    0.6           0.6

Short-term investments   2.8           2.7

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     6 MONTHS AGO

Telebras sponsored ADR                 7.7           5.1
(Brazil, Telephone Services)

Hong Leong Bank BHD                    3.8           2.6
(Malaysia, Banks)

Malaysian Resources Corp. BHD          3.8           1.7
(Malaysia, Real Estate)

YTL Corp. BHD                          3.7           1.7
(Malaysia, Construction)

Industrial Finance Corp. (For. Reg.)   3.1           3.2
(Thailand, Credit & Other Finance)

Hong Leong Credit BHD                  2.7           1.7
(Malaysia, Credit & Other Finance)

Arab Malaysian Corp. BHD               2.5           1.7
(Malaysia, Credit & Other Finance)

Hume Industries BHD                    2.4           1.5
(Malaysia, Building Materials)

Thai Military Bank Ltd. (For. Reg.)    2.2           2.3
(Thailand, Banks)

Grupo Carso SA de CV Class A-1         2.0           3.2
(Mexico, Tobacco)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Finance                      40.1           39.8

Construction & Real Estate   14.4           9.5

Utilities                    14.4           12.3

Basic Industries             7.1            9.9

Nondurables                  7.0            7.5

Holding Companies            5.0            5.8

Retail & Wholesale           2.2            3.1

Durables                     1.9            2.7

Energy                       1.9            0.5

Media & Leisure              1.8            2.5


EMERGING MARKETS
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.5%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
ARGENTINA - 2.4%
Banco de Galicia Y Buenos Aires SA
 sponsored ADR representing
 Class B shares  797,506 $ 14,454,796
Central Costanera SA ADR (b) 36,200 1,122,200 Interamericania de Auto Ord. (a) 181,500 813,250
IRSA (Inversiones Y Representa) SA GDR  22,700  692,350
Perez Companc Class B  2,212,710  14,052,957
  31,135,553
AUSTRALIA - 0.0%
Overseas & General Ltd. (a)  280,750  51,106
BANGLADESH - 0.1%
Advanced Chemical Industries   26,900  223,267
Beximco Pharmaceuticals Ltd.   98,170  871,851
  1,095,118
BERMUDA - 0.6%
AES China Generating Co. Class A (a)  10,000  133,750
Central European Media Class C (a)  21,000  588,000
Credicorp Ltd.   204,488  3,578,540
FPB Bank Holding Co. Ltd.   7,250,000  3,117,644
  7,417,934
BRAZIL - 15.1%
Bradesco PN  1,502,925,354  12,813,190
Centrais Electricas Brasileiras SA 46,640,800 15,115,705 Compania Cervejaria Brahma PN
 (Pfd. Reg.) (warrants) (a)  1,297,021  126,231
Compania Cervejaria Brahma PN
 (Pfd. Reg.)   32,025,648  19,792,007
Compania Cervejaria Brahma ON (Reg.)(a) 130,097 80,401 Compania Paulista de Forca Luz Ord. (a) 34,602,260 3,182,733 Iven SA (a) 2,320,000 1,162,822
Itaubanco PN (Pfd. Reg.)  25,799,000  11,173,289
Itausa Investimentos Itau SA  2,843,900  2,241,907
Karsten PN  1,451,638  19,214
Klabin Industria de Papel e Celulose PN 1,413,887 1,403,567 Lojas Americanas SA 165,754,800 2,605,301
Multicanal Participacoes SA
 sponsored ADR  72,000  1,008,000
Perdigao SA Comercio e Industria PDG
 (Pfd. shares)  9,292,745  17,364
Perdigao SA Comercio e Industria PDG  427,455  749
Petrobras PN (Pfd. Reg.) (a)  34,900,000  4,517,470
Souza Cruz Industria Comerico  893,600  5,374,645
Telebras sponsored ADR  1,313,400  97,848,300
Telesp PN (Pfd. Reg.)  44,247,308  8,095,859
Telesp ON (a)  1,896,269  322,966
Unibanco PN  154,257,658  4,278,676
Votorantim Celulose E Paper SA
 (Pfd. Reg.)  47,768,505  822,875
Votorantim Celulose E Papel SA (rights) (a)  12,163,488  5,919
  192,009,190
CANADA - 0.2%
Indochina Goldfields Ltd. (a)  150,000  1,070,268
Indochina Goldfields Ltd. (a)(b)  139,000  991,782
  2,062,050
CHILE - 1.8%
Banco Santander Chile SA,
 Series A sponsored ADR  182,800  2,582,050
Empresa Nacional de Electricidad SA
 sponsored ADR  100,200  1,841,175

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Enersis SA sponsored ADR  389,900 $ 11,453,313
Madeco SA ADR  39,400  945,600
Santa Isabel SA sponsored ADR  3,400  95,625
Soc Quimica y Minera de Chile ADR  98,000  5,635,000
Vina Concha Stet y Toro SA
 sponsored ADR  20,200  404,000
  22,956,763
CHINA (PEOPLES REPUBLIC) - 0.5%
China Southern Glass Co. Ltd. Class B  30,000  13,463
Guangdong Electric Power
 Development Co. Ltd. Class B  3,169,910  2,193,298
Heilongjiang Electric Power Co. Ltd.
 Class B (d)  8,000,000  3,104,000
Inner Mongolia Erdos Cashmere
 Products Co. Ltd. Class B (a)  1,203,689  572,956
  5,883,717
COLOMBIA - 0.7%
Banc Industrial Colombiano
 sponsored ADR  113,000  2,062,250
Banco de Bogota  58,622  357,648
Compania Nacional de Chocolates  130,000  1,092,164
Noel (Industria Alimenticias)  79,337  226,144
Suramericana de Seguros SA  270,000  4,995,749
  8,733,955
CROATIA - 0.1%
Pliva DD GDR unit (Reg.) (a)  18,000  882,000
CZECH REPUBLIC - 0.0%
Komercni Banka AS  1,400  103,904
GREECE - 1.2%
Alpha Credit Bank  142,000  9,041,177
Ergo Bank SA (Reg.)  50,000  2,924,853
Hellenic Bottling Co. SA  91,250  2,927,890
  14,893,920
HONG KONG - 1.4%
Dao Heng Bank Group Ltd.   100,000  439,720
Dah Sing Financial Holdings Ltd.   500,000  1,768,578
Guoco Group Ltd.   300,000  1,586,870
HSBC Holdings PLC  100,000  2,048,393
International Bank of Asia Ltd.   4,710,000  2,878,191
JCG Holdings Ltd.   1,000,000  931,171
Kumagai Gumi  200,000  184,941
Lai Sun Development Co. Ltd.   1,428,000  1,846,822
Liu Chong Hing Bank Ltd.   200,000  290,991
Liu Chong Hing Investment Ltd.   4,906,000  5,361,437
Magnum International Holdings Ltd. (a)  3,750,000  123,671
Magnum International Holdings Ltd.
 (warrants) (a)  250,000  -
  17,460,785
HUNGARY - 0.0%
OTP Bank GDR unit  10,000  172,000
Pannonplast Plastic Industries PLC  10,000  326,457
  498,457
INDIA - 2.0%
Bharti Telecom Ltd.   14,000  30,040
Bajaj Auto  106,300  2,847,321
Chemplast Sanmar Ltd. (b)  315,000  485,294
Chemplast Sanmar Ltd.   210,000  289,016
Crompton Greaves Ltd.   300,000  1,176,471
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
INDIA - CONTINUED
HDFC Bank Ltd. (a)  500 $ 529
Industrial Credit & Investments Corp. Ltd. (a) 3,631,550 6,103,445 Industrial Development Bank of India 365,000 1,068,417
Larsen and Toubro Ltd.   1,400  8,349
Mahindra & Mahindra Ltd. GDR  83,333  791,664
Mahanagar Telephone Nigam Ltd. (a)  531,100  3,351,701
Maral Overseas Ltd.   255,000  142,857
Oriental Bank of Commerce (a)  222,000  423,993
Prime Securities  300,000  260,504
Ranbaxy Laboratories Ltd.   10,250  177,765
Reliance Industries Ltd.   5,997  30,814
SCICI Ltd.   928,100  720,948
Shriram Industrial Enterprises Ltd.
 GDR (a)(b)  105,600  79,200
State Bank of India  1,090,000  7,011,200
Tata Engineering & Locomotive Co. Ltd.   11,130  127,962
Zee Telefilms Ltd.   88,300  309,336
  25,436,826
INDONESIA - 5.2%
APAC Centertex Corp. PT (For. Reg.) (d)  38,676,000  13,698,424
APAC Centertex Corp. PT
 (For. Reg.) (warrants) (a)  5,838,375  501,299
Astra International PT (For. Reg.)  2,637,500  5,491,731
Bank Bali PT:
 (For. Reg.)   175,000  360,624
 (For. Reg) (warrants) (a)  100,000  44,005
Bank Dagang Nasional Indonesia PT  6,200,000  4,391,882
Bank International Indonesia PT
 (For. Reg.)  1,632,385  2,628,022
Bank Niaga PT  1,281,000  3,382,200
Bimantara Citra (For. Reg.)  2,313,500  2,607,197
Matahari Putra Prima PT:
 (For. Reg.)  8,971,500  7,799,471
 (For. Reg.) (rights) (a)  8,971,500  3,947,881
Panin Bank PT (For. Reg.)  4,214,750  4,206,974
PT Bhuwanatala Indah Permai (For. Reg.)(d)  5,040,000  3,624,269
PT Perdanacipta Multi Finance (For. Reg.)(d) 14,500,000 10,582,590 Super Indah Makmur PT (Loc. Reg.) 2,139,000 2,479,417
SUCACO (PT Supreme Cable
 Manufacturing Corp.) (For. Reg.)  75,000  67,617
  65,813,603
ISRAEL - 0.3%
Bank Hapoalim BM (a)  600,000  812,963
Elbit Computer Ltd.   7,500  86,250
First International Bank of Israel  17,900  1,862,214
Gilat Satellite Networks Ltd. (a)  5,000  97,500
Koor Industries Ltd.   10,640  915,029
  3,773,956
KOREA (SOUTH) - 2.6%
Cho Hung Bank Co. Ltd.   310,174  3,253,588
Chosun Brewery Co. Ltd. (a)  37,348  994,440
Hanchang Co. Ltd. (a)  370  13,210
Han Kook Cosmetics Company  20,000  595,461
Hyundai Fire & Marine Insurance Co.   7,100  332,551
Housing & Commercial Bank (a)  86,300  1,660,720
Hyundai Motor Co. Ltd.   40,000  1,393,476
Korea Mobile Telecommunications Corp.   8,090  8,092,445
Korea Exchange Bank  148,500  1,457,591
Kookmin Bank  142,701  2,735,713

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
LG Insurance Co. Ltd.   26,700 $ 1,970,871
Oriental Fire & Marine Insurance  17,030  496,730
Samsung Electronics Co. Ltd.   6,000  421,906
Suheung Capsule Co. Ltd.   20,000  1,255,552
Shinhan Bank  97,450  1,945,107
Samsung Fire & Marine Insurance  8,195  4,276,772
Yeonab Insupanel  973  16,722
Yukong Ltd. NV GDR (b)  185,932  1,162,075
Yukong Ltd. GDR (b)  11,657  136,145
Youl Chon Chemical Co.   19,000  673,767
  32,884,842
MALAYSIA - 32.4%
Arab Malaysian Corp. BHD  7,131,000  31,604,290
Arab Malaysian Finance BHD (For. Reg.) 4,150,666 22,337,485 Advance Synergy BHD 2,340,000 3,685,331
Affin Holdings BHD  5,398,000  13,884,294
Boustead Holdings BHD  3,475,000  7,287,998
Buildcon BHD  966,000  4,739,979
Hlg Capital BHD  4,031,333  13,001,213
Hong Leong Bank BHD  15,769,000  48,359,682
Hong Leong Bank BHD (warrants) (a) 3,931,200 5,257,986 Hospital Pantai BHD (a) 388,000 1,704,246
Hume Industries BHD   4,850,000  30,515,215
Hume Industries BHD (warrants) (a)  1,520  3,500,560
Hong Leong Credit BHD  6,311,000  34,962,606
Industrial Oxygen, Inc. BHD  3,603,000  5,674,467
IOI Corp. BHD (warrants) (a)  750  326
Kamunting Corp. BHD  8,421,000  5,764,841
Leisure Management BHD  1,433,333  5,359,897
Malakoff BHD  497,000  2,242,017
Malaysian Industrial Development
 Finance BHD Ord.   1,502,000  2,555,736
Malaysian Plantations BHD  14,072,000  18,487,215
Malaysian Resources Corp. BHD 12,505,000 47,999,089 Multi-Purpose Holdings BHD (rights) (a) 5,706,000 - Multi-Purpose Holdings BHD 5,706,000 9,754,233
Oyl Industries BHD  456,200  5,054,648
Public Finance BHD (For. Reg.)  4,021,600  6,206,418
Sungei Bagen Rubber Co. BHD  10,000  563,887
TA Enterprise BHD  15,713,000  21,513,584
Tongkah Holdings BHD  2,917,600  5,010,688
United Merchant Group BHD (a)  40,000  59,515
YTL Corp. BHD  8,862,600  47,695,525
YTL Corp. BHD (warrants) (a)  1,726,200  7,923,675
  412,706,646
MEXICO - 5.8%
BANACCI SA de CV Class B (a)  2,541,000  5,419,950
Carso Global Telecom, Series A-1 (a) 4,936,885 12,078,953 Cifra SA Class C (a) 3,215,300 4,155,281
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(b)  12,700  215,900
Corporacion Geo SA de CV (a)  417,960  1,887,899
Emvasa del Valle de Enah Ord. (a)  1,172,000  749,962
Gruma SA Class B
 sponsored ADR (a)(b)  157,500  2,913,750
Grupo Carso SA de CV Class A-1  5,520,000  25,279,799
Grupo Financiero Bancomer Class B (a)  24,153,900  10,334,355
Grupo Modelo SA de CV Class C Ord.   935,300  4,887,735
Grupo Financiero Inbursa SA Class B  1,488,208  4,854,882
Sears Roebuck de Mexico SA de CV (a)  681,000  1,221,870
  74,000,336
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
PAKISTAN - 0.6%
Adamjee Insurance Ltd.   201,406 $ 453,516
Askari Commercial Bank (a)  41,398  22,976
Askari Leasing Ltd. (a)  384,400  141,309
Bank of Punjab (a)  9,945  3,428
Dandot Cement Co. Ltd. (a)  593,750  67,069
DG Kahn Cement Ltd. (a)  212,865  41,824
Engro Chemical Pakistan Ltd.   4,800  16,407
Fauji Fertilizer Co. Ltd. (a)  850,000  1,664,800
First Grindlays Modarba  490  118
Hub Power Co. Ltd. GDR (a)  102,600  2,077,650
Ibrahim Energy Ltd. (a)  296,250  57,284
Maple Leaf Cement Factory Ltd. (a)  270,000  69,050
Maple Leaf Cement Factory Ltd. (rights) (a)  108,000  674
Muslim Commercial Bank Ltd. (a)  61,065  57,896
Pakland Cement Ltd. (a)  30,000  8,252
Pakistan State Oil Co. Ltd.   196,932  1,700,066
PEL Appliances Ltd. (a)  9,900  12,350
Sunflo Cit-Russ Ltd. (a)  100  12
Sui Southern Gas Pipelines Ltd. (a)  956,754  798,012
Trust Leasing Corp. Ltd. (a)  20,666  2,552
Union Bank Ltd. (a)  71,850  16,519
  7,211,764
PERU - 0.7%
Banco Wiese Ltd.   209,720  317,326
Banco Wiese Ltd. sponsored ADR  342,518  1,798,220
Compania de Minas Buenaventura SA:
 Class A  83,863  651,707
 Class B (a)  20,966  178,140
 Class B sponsored ADR (a)  363,700  6,091,975
 Class T  58,331  454,880
  9,492,248
PHILIPPINES - 4.6%
Aboitiz Equity Ventures, Inc. (a)  21,049,080  2,523,006
Aboitiz Equity Ventures, Inc. (a)(b)  1,955,720  234,418
Ayala Corp. Class B  128,829  122,554
Ayala Land, Inc. Class B  139,765  148,912
Belle Resources Corp. (a)  1,000,000  266,362
Centennial City, Inc.   14,814,200  2,029,342
Guoco Holdings Philippines, Inc.   49,268,000  9,373,671
House of Investments, Inc.   9,118,000  1,283,737
JG Summit Holdings, Inc. Class B  100,000  27,778
Lepanto Consolidated Mining Co. (a)  72,170,000  906,246
Liberty Telecoms Holdings, Inc. (a) (d) 91,427,000 4,174,749 Liberty Telecoms Holdings, Inc. (a)(b) 20,919,000 955,205 Megaworld Properties & Holdings, Inc. (a) 23,073,200 8,779,756 Metro Pacific, Inc. Class B 31,268,366 7,614,823
Mondragon International
 Philippines, Inc. (a)  8,869,000  4,893,474
Negros Navigation Co. (a)  1,000,000  78,387
PICOP Resources (a) (d)  28,146,900  5,033,882
Private Development Corp. of the
 Philippines (a)  1,496,000  1,166,971
Robinson's Land Corp. (a)  46,799,000  8,547,762
Sanitary Wares Manufacturing Corp. (a)  119,000  9,056
SM Prime Holdings, Inc. (a)  286,000  60,944
Steniel Manufacturing Corp.   1,030,750  73,737
United Paragon Mining Corp. (a)  4,500,000  1,027
  58,305,799

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
POLAND - 0.2%
Bank Slaski SA  6,000 $ 554,135
BRE (Bank Rozwoju Eksportu)   40,000  1,186,417
Wedel SA  15,000  745,951
  2,486,503
PORTUGAL - 0.0%
CIN  8,750  283,306
Mague (Constru Metalom)  1,586  31,513
Unicer (Uniao Cervejeira) SA  10,000  179,805
  494,624
SINGAPORE - 1.7%
ABR Holdings Ltd.   2,200,000  2,747,073
Amcol Holdings Ltd.   50,000  66,690
Asiamatrix Ltd. (a) (d)  1,670,000  1,504,718
Focal Finance Ltd.   263,200  485,506
Focal Finance Ltd. (warrants) (a)  78,960  23,528
Hong Leong Finance Ltd. (warrants) (a)  424,600  239,487
Keppel Finance Ltd. (warrants) (a)  212,000  99,269
Kim Engineering Holdings Ltd.   500,000  400,851
L&M Group Investments Ltd.   7,150,000  8,623,626
Overseas Union Trust Ltd. (For. Reg.)  1,047,200  1,634,509
Overseas Union Trust Ltd.
 (For. Reg.) (rights) (a)  119,000  73,452
Singapore Finance Ltd.   204,480  293,047
Tat Lee Finance Ltd.   1,042,000  1,271,543
Tat Lee Finance Ltd. (warrants) (a)  494,023  192,772
United Pulp & Paper Co. Ltd.   3,450,000  4,136,573
Van Der Horst Ltd.   62,000  228,734
  22,021,378
SOUTH AFRICA - 5.9%
Amalgamated Banks of South Africa Ltd.   662,991  3,374,970
Anglo American Coal Corp. Ltd.   307  22,821
Anglovaal Ltd. Class N (b)  72,600  2,226,709
Barlow Rand Ltd. Ord.   20,000  174,228
Cashbuild Ltd. (a)  10,000  10,437
Centenary Depositary AG unit  120,000  3,539,936
Energy Africa Ltd. (a)  637,418  1,873,561
First National Bank Holdings Ltd.   80,000  438,765
Fedsure Holdings Ltd.   316,700  2,097,842
Gencor Ltd. (Reg.)  840,000  2,916,294
Liberty Life Association of Africa Ltd.   531,406  14,516,042
Metropolitan Life Ltd.   248,100  4,227,476
Nedcor Ltd.   472,684  6,896,455
Nedcor Ltd. (warrants) (b)  85,000  233,750
Nedcor Ltd. GDR (b)  100,722  1,410,108
Polifin Ltd.   45,702  77,289
Rembrandt Group Ltd.   848,600  7,410,564
Sage Group Ltd.   30,778  117,999
Sasol Ltd.   1,270,900  15,497,130
Smith (CG) Ltd.   20,000  96,273
South African Breweries Ltd.
 Sponsored ADR  5,105  130,816
South African Breweries Ltd.   204,306  5,308,910
Southern Life Association Ltd., (The)  256,515  2,772,766
Standard Bank Investment Corp.   5,000  191,693
  75,562,834
SRI LANKA - 0.2%
Aitken Spence & Co. Ltd.   95,000  216,477
Asia Capital Ltd. (a)  90,310  11,477
Development Finance Corp. of Ceylon  289,288  1,394,465
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
SRI LANKA - CONTINUED
John Keells Holdings Ltd. (a)  98,857 $ 315,372
John Keells Holdings Ltd. GDR  88,571  464,998
Lanka Tiles Ltd. (a)  89,000  28,081
National Development Bank  196,600  671,989
Sampath Bank Ltd.   90,000  72,568
  3,175,427
SWITZERLAND - 0.2%
Financiere Richemont AG unit  165,000  2,539,137
THAILAND - 9.2%
Ayudhya Life Assurance Co. (For. Reg.)  7,500  29,394
Ayudhya Insurance Co.   291,000  2,007,290
Bangkok Bank Ltd. (For. Reg.)  365,700  3,898,507
Bangkok Union Insurance Co. Ltd.
 (For. Reg.)  50,000  84,264
Bumrungrad Hospital PCL (For. Reg.)  75,000  52,910
Berli Jucker PCL  55,000  204,782
Charan Insurance PCL (For. Reg.)  317,300  851,854
Deves Insurance Co. Ltd.   60,000  164,609
Industrial Finance Corp. (For. Reg.)  13,246,866  38,938,466
Kiatnakin Finance & Securities PCL
 (warrants) (a)  24,516  24,742
Krung Thai Bank Ltd. (For. Reg.)  5,392,910  14,795,363
Nithipat Capital PCL  1,015,300  1,392,730
Nithipat Capital PCL (For. Reg.)
 (warrants) (a)  160,866  115,062
Pacific Insurance PCL  66  123
Phatra Insurance PCL (For. Reg.)  26,000  175,269
Property Perfect PCL (For. Reg.)
 (warrants) (a)  4,444  1,568
S Khon Kaen Food Industry PCL
 (For. Reg.)  30,700  87,835
Safety Insurance PCL (For. Reg.) (a)  363,200  341,634
Siam City Bank PCL (For. Reg.)  10,352,650  11,868,117
Siam Commercial Life Assurance
 (For. Reg.)  215,100  160,176
Thai Farmers Bank PCL  1,696,800  12,967,901
Thai Farmers Bank PCL (For. Reg.)
 (warrants) (a)  123,987  -
Thai Military Bank Ltd. (For. Reg.)  12,181,260  28,167,523
Thai Reinsurance Co. Ltd. (For. Reg.)  340,000  1,066,040
Tong Hua Daily News Co. Ltd. (For. Reg.)  657,500  521,825
  117,917,984
TURKEY - 0.4%
Akbank  28,650,000  3,493,289
Aksigorta (b)  1,385,250  44,562
Altinyildiz Mensucat Ve Konfeksiyon
 Fabrikalari AS  1,080,000  165,306
Anadolu Anonim Turk Sigoria SK  17,294,000  681,947
Bossa Ticaret Ve Sanayi
 Isletmeleri (b)  1,500,000  130,750
Turkiye Garanti Bankasi AS  9,034,312  449,995
  4,965,849
UNITED KINGDOM - 0.0%
Bakyrchik Gold PLC (a)  85,000  262,761
VENEZUELA - 0.4%
Electricidad de Caracas  2,683,970  2,940,129
Mavesa SA sponsored ADR (b)  408,975  2,453,850
  5,393,979
TOTAL COMMON STOCKS
 (Cost $1,135,475,836)   1,229,630,948
CONVERTIBLE PREFERRED STOCKS - 0.1%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
PHILIPPINES - 0.1%
PDCP Development Bank (a)
 (Cost $859,496)  2,252,138 $ 856,978
CONVERTIBLE BONDS - 0.6%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (C)
MALAYSIA - 0.2%
Arab Malaysia Corp. BHD
 5%, 5/02/02 - $ 500,000  308,654
Arab Malaysian Finance BHD
 unsecured 7 1/2%, 11/20/99
 (For. Reg.) -  3,242,666  2,335,346
Hospital Pantai BHD
 5% 9/22/01 -  388,000  515,880
  3,159,880
NETHERLANDS - 0.4%
Liblife International NV euro
 6 1/2%, 9/30/04 -  4,500,000  5,310,000
TOTAL CONVERTIBLE BONDS
 (Cost $7,165,564)   8,469,880
CASH EQUIVALENTS - 2.8%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 35,174,412  35,169,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,178,669,896)  $1,274,126,806
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $14,795,698 or 1.2% of net assets.
(c)  Principal amount is stated in U.S. dollars unless otherwise noted.
(d) An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASES SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
APAC Centertex Corp. PT (For. Reg.). $ 14,204,184 $ 192,528 $ 7,101 $
13,698,424
Asiamatrix Ltd.   539,120  -  -  1,504,718
Askari Leasing Ltd.   -  630,159  -  -
China First Pencil Co. Ltd. Class B    797,956  899,488  -  -
DG Kahn Cement Ltd.    -  -  -  -
Guoco Holdings Philippines, Inc.   -  -  -  -
Heilongjiang Electric Power Co. Ltd. Cl. B   758,953  -  -  3,104,000
Liberty Telecoms Holdings, Inc.   829,093  -  -  4,174,749
Malaysian Plantations BHD   -  -  -  -
PICOP Resources   714,390  1,605,574  -  5,033,882
PT Bhuwanatala Indah Permai (For. Reg.)  -  -  -  3,624,269
PT Perdanacipta Multi Finance (For. Reg.)   901,664  -  -  10,582,590
Shanghai Hero Ltd. Class B   -  515,320  -  -
Shanghai Refrigerator Compressor
 Co. Class B   -  135,804  -  -
Shanghai Vacuum Electron
 Devices Co. Ltd.   -  -  -  -
Sunflo Cit-Russ Ltd.   -  999,650  -  -
Transmarco Ltd.   -  720,149  -  -
TOTALS  $ 18,745,360 $ 5,698,672 $ 7,101 $ 41,722,632
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,054,322,797 and $991,197,520, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $29,103 for the period.
The fund participated in the interfund lending program as a borrower. The maximum loan and the average daily loan balance during the period for which the loan was outstanding amounted to $4,468,000. The weighted average interest rate was 5.7% (see Note 5 of Notes to Financial Statements). INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,186,179,852. Net unrealized appreciation aggregated $87,946,954, of which $219,478,731 related to appreciated investment securities and $131,531,777 related to depreciated investment securities. For the period, interest and dividends from foreign countries were $29,335,639. Taxes accrued or paid to foreign countries were $3,772,439.
At October 31, 1996, the fund has a capital loss carryforward of approximately $116,433,000, of which $11,421,000 and $105,012,000 will expire on September 30, 2002 and 2004, respectively.
The fund intends to elect to defer to its taxable year ending September 30, 1997 approximately $22,403,000 of losses recognized during the period October 1, 1995 to September 30, 1996.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries    7.1%
Cash Equivalents    2.8
Construction & Real Estate    14.4
Durables    1.9
Energy    1.9
Finance    40.1
Health   0.4
Holding Companies    5.0
Media & Leisure   1.8
Nondurables   7.0
Precious Metals   0.8
Retail & Wholesale   2.2
Services    0.1
Technology    0.1
Utilities   14.4
    100.0%
EMERGING MARKETS
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                       $ 1,274,126,806

value (including repurchase agreements of $35,169,000)

(cost $1,178,669,896) -

See accompanying schedule


Foreign currency held at value New Taiwan dollars (cost $5,000,000)                                                   4,992,193


Receivable for investments sold                                                                                       9,064,894


Receivable for fund shares sold                                                                                       961,487


Dividends receivable                                                                                                  3,142,945


Interest receivable                                                                                                   24,375


Redemption fees receivable                                                                                            351


 TOTAL ASSETS                                                                                                         1,292,313,051


LIABILITIES


Payable to custodian bank                                                                              $ 7,380


Payable for investments purchased                                                                       22,169,603


Payable for fund shares redeemed                                                                        5,297,055


Accrued management fee                                                                                  835,484


Other payables and                                                                                      839,750

accrued expenses


 TOTAL LIABILITIES                                                                                                    29,149,272


NET ASSETS                                                                                                        $ 1,263,163,779


Net Assets consist of:


Paid in capital                                                                                                   $ 1,319,693,034


Distributions in excess of net investment income                                                                      (1,970,323)


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   (149,937,383)


Net unrealized appreciation (depreciation) on investments                                                             95,378,451

and assets and liabilities in

foreign currencies


NET ASSETS, for 76,044,028                                                                                        $ 1,263,163,779

shares outstanding


NET ASSET VALUE and redemption price per share ($1,263,163,779 (divided by) 76,044,028 shares)                        $16.61


Maximum offering price per share (100/97.00 of $16.61)                                                                $17.12



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 28,928,441
Dividends (including $7,101 received from affiliated issuers)

Interest                                                                           1,847,115

                                                                                   30,775,556

Less foreign taxes withheld                                                        (3,772,439
                                                                                  )

 TOTAL INCOME                                                                      27,003,117

EXPENSES

Management fee                                                     $ 10,054,929

Transfer agent fees                                                 4,078,175

Accounting fees and expenses                                        671,062

Non-interested trustees' compensation                               5,032

Custodian fees and expenses                                         2,246,500

Registration fees                                                   87,054

Audit                                                               80,499

Legal                                                               17,793

Interest                                                            713

Miscellaneous                                                       26,259

 Total expenses before reductions                                   17,268,016

 Expense reductions                                                 (92,855        17,175,161
                                                                   )

NET INVESTMENT INCOME                                                              9,827,956

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   (11,819,086
 realized loss of $1,516,121                                       )
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (1,163,584     (12,982,670
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              124,820,660

 Assets and liabilities in foreign currencies                       (12,328        124,808,332
                                                                   )

NET GAIN (LOSS)                                                                    111,825,662

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 121,653,618

OTHER INFORMATION                                                                 $ 2,179,378
Sales charges paid to FDC

 Expense reductions                                                               $ 76,584
 Directed brokerage arrangements

  Custodian interest credits                                                       4,578

  Transfer agent interest credits                                                  11,693

                                                                                  $ 92,855


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995


Operations                                                                                      $ 9,827,956       $ 6,340,874
Net investment income

 Net realized gain (loss)                                                                        (12,982,670)      (108,431,665)

 Change in net unrealized appreciation (depreciation)                                            124,808,332       (290,729,259)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 121,653,618       (392,820,050)

Distributions to shareholders                                                                    (12,640,733)      (3,891,795)
From net investment income

 In excess of net investment income                                                              (6,384,938)       -

                                                                                                 (19,025,671)      (3,891,795)

Share transactions                                                                               640,979,260       402,587,670
Net proceeds from sales of shares

 Reinvestment of distributions                                                                   18,581,507        3,798,329

 Cost of shares redeemed                                                                         (595,850,851)     (892,234,446)

 Redemption fees                                                                                 1,242,758         1,772,044

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         64,952,674        (484,076,403)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        167,580,621       (880,788,248)

NET ASSETS

 Beginning of period                                                                             1,095,583,158     1,976,371,406

 End of period (including under (over) distribution of net investment income of $(1,970,323)    $ 1,263,163,779   $ 1,095,583,158
and $2,812,777, respectively)

OTHER INFORMATION
Shares

 Sold                                                                                            38,644,131        25,937,062

 Issued in reinvestment of distributions                                                         1,242,911         218,179

 Redeemed                                                                                        (36,185,962)      (56,461,457)

 Net increase (decrease)                                                                         3,701,080         (30,306,216)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 C   1993   1992



Net asset value, beginning of period                              $ 15.14       $ 19.25       $ 16.18       $ 11.05     $ 10.40

Income from Investment Operations

 Net investment income                                            .12 F         .05           .06           .06 F       .08

 Net realized and unrealized gain (loss)                           1.60          (4.13)        2.97          5.28        .76

 Total from investment operations                                  1.72          (4.08)        3.03          5.34        .84



Less Distributions

 From net investment income                                        (.18)         (.04)         (.04)         (.08)       (.08)

 In excess of net investment income                                (.09)         -             (.01)         -           -

 From net realized gain                                           -             -             -             (.15)       (.14)

 Total distributions                                               (.27)         (.04)         (.05)         (.23)       (.22)

Redemption fees added to paid in capital                          .02           .01           .09           .02         .03

Net asset value, end of period                                    $ 16.61       $ 15.14       $ 19.25       $ 16.18     $ 11.05

TOTAL RETURN A, B                                                  11.69%        (21.17)%      19.32%        49.58%      8.56%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                          $ 1,263,164   $ 1,095,583   $ 1,976,371   $ 757,737   $ 13,732

Ratio of expenses to average net assets                           1.30%         1.28%         1.52%         1.91%       2.60%
                                                                                                                        G

Ratio of expenses to average net assets after expense reductions  1.29% D       1.28%         1.52%         1.91%       2.60%

Ratio of net investment income to average net assets              .74%          .46%          .39%          .44%        .90%

Portfolio turnover rate                                           77%           78%           107%          57%         159%

Average commission rate E                                         $ .0017

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C EFFECTIVE
NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX
DIFFERENCES. D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 7 OF NOTES
TO FINANCIAL STATEMENTS). E FOR FISCAL YEARS BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F NET INVESTMENT
INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD. G LIMITED IN ACCORDANCE WITH A STATE
EXPENSE LIMITATION.


EUROPE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 5 years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
OCTOBER 31, 1996                 YEAR     YEARS    YEARS

EUROPE                           20.14%   90.59%   221.91%

EUROPE (INCL. 3% SALES CHARGE)   16.54%   84.87%   212.25%

Morgan Stanley Capital           17.47%   82.41%   214.00%
 International Europe Index

European Region Funds Average    17.03%   77.62%   167.39%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
OCTOBER 31, 1996                 YEAR     YEARS    YEARS

EUROPE                           20.14%   13.77%   12.40%

EUROPE (INCL. 3% SALES CHARGE)   16.54%   13.08%   12.06%

Morgan Stanley Capital           17.47%   12.77%   12.12%
 International Europe Index

European Region Funds Average    17.03%   12.03%   10.23%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961031 19961108 151107 S00000000000001
             Europe                      MS Europe Index
             00301                       MS002
  1986/10/31       9700.00                    10000.00
  1986/11/30      10088.39                    10535.65
  1986/12/31      10496.20                    10800.00
  1987/01/31      11574.64                    11278.26
  1987/02/28      12313.24                    11680.35
  1987/03/31      12935.21                    12257.39
  1987/04/30      13469.73                    12737.20
  1987/05/31      13693.25                    12666.33
  1987/06/30      14247.20                    13027.39
  1987/07/31      15267.63                    13466.09
  1987/08/31      15588.34                    13577.60
  1987/09/30      16152.01                    13666.09
  1987/10/31      11749.57                    11067.83
  1987/11/30      11224.77                    10580.70
  1987/12/31      12060.56                    11196.17
  1988/01/31      11487.17                    10736.87
  1988/02/29      11545.48                    11368.70
  1988/03/31      12079.99                    11681.46
  1988/04/30      12420.14                    11899.13
  1988/05/31      12284.08                    11676.52
  1988/06/30      12011.96                    11558.75
  1988/07/31      11885.63                    11584.64
  1988/08/31      11263.65                    11058.78
  1988/09/30      11788.44                    11660.63
  1988/10/31      12595.07                    12740.57
  1988/11/30      12750.56                    12897.69
  1988/12/31      12764.59                    12966.96
  1989/01/31      13370.53                    13436.52
  1989/02/28      13400.33                    13283.95
  1989/03/31      13628.80                    13380.23
  1989/04/30      14214.88                    13751.60
  1989/05/31      13827.47                    13046.96
  1989/06/30      14204.95                    13585.25
  1989/07/31      15476.44                    15184.35
  1989/08/31      15357.24                    14994.68
  1989/09/30      16052.58                    15252.17
  1989/10/31      14940.03                    14252.17
  1989/11/30      15814.18                    15043.48
  1989/12/31      16891.72                    16662.70
  1990/01/31      17102.74                    16618.05
  1990/02/28      16660.60                    16219.84
  1990/03/31      17163.03                    16448.70
  1990/04/30      16821.38                    16012.17
  1990/05/31      17856.38                    17315.34
  1990/06/30      18599.98                    17923.48
  1990/07/31      19725.43                    18678.26
  1990/08/31      17374.05                    16826.33
  1990/09/30      15655.74                    14844.68
  1990/10/31      16359.14                    16095.65
  1990/11/30      16339.04                    16257.39
  1990/12/31      16116.22                    16022.61
  1991/01/31      16435.04                    16561.74
  1991/02/28      17432.67                    18010.43
  1991/03/31      16496.75                    16801.74
  1991/04/30      16455.61                    16626.09
  1991/05/31      16527.61                    17116.52
  1991/06/30      15077.46                    15680.00
  1991/07/31      15838.53                    16765.22
  1991/08/31      16157.36                    17071.30
  1991/09/30      16743.59                    17584.35
  1991/10/31      16383.62                    17213.91
  1991/11/30      15889.95                    16808.70
  1991/12/31      16786.68                    18123.48
  1992/01/31      16861.09                    18118.26
  1992/02/29      17063.09                    18187.83
  1992/03/31      16478.37                    17551.30
  1992/04/30      17562.75                    18520.00
  1992/05/31      18423.88                    19573.91
  1992/06/30      18253.78                    19209.39
  1992/07/31      17594.65                    18523.10
  1992/08/31      17647.80                    18462.70
  1992/09/30      17371.39                    18157.34
  1992/10/31      16074.38                    16890.43
  1992/11/30      16063.75                    16882.19
  1992/12/31      16363.07                    17269.48
  1993/01/31      16276.38                    17298.49
  1993/02/28      16373.91                    17496.40
  1993/03/31      17446.72                    18396.47
  1993/04/30      18021.05                    18802.21
  1993/05/31      18237.78                    19004.49
  1993/06/30      17728.46                    18726.85
  1993/07/31      17739.30                    18791.13
  1993/08/31      19180.55                    20440.07
  1993/09/30      19158.88                    20376.57
  1993/10/31      19971.61                    21225.46
  1993/11/30      19581.50                    20767.29
  1993/12/31      20808.06                    22326.45
  1994/01/31      22309.90                    23463.44
  1994/02/28      21787.52                    22632.50
  1994/03/31      21178.08                    21991.93
  1994/04/30      21787.52                    22902.59
  1994/05/31      20949.54                    21929.04
  1994/06/30      20699.23                    21698.80
  1994/07/31      21646.05                    22836.03
  1994/08/31      22331.67                    23560.33
  1994/09/30      22026.95                    22626.09
  1994/10/31      23049.94                    23611.76
  1994/11/30      22190.19                    22707.32
  1994/12/31      22109.84                    22836.40
  1995/01/31      21634.47                    22657.62
  1995/02/28      22021.40                    23170.97
  1995/03/31      22552.03                    24246.23
  1995/04/30      23314.82                    25021.62
  1995/05/31      23779.13                    25533.93
  1995/06/30      24453.48                    25774.64
  1995/07/31      25547.91                    27118.12
  1995/08/31      25061.50                    26069.79
  1995/09/30      26166.99                    26857.32
  1995/10/31      25990.11                    26730.47
  1995/11/30      25824.29                    26920.54
  1995/12/31      26274.24                    27773.65
  1996/01/31      26354.84                    27955.22
  1996/02/29      27321.99                    28464.49
  1996/03/31      27989.78                    28804.85
  1996/04/30      28415.79                    29013.27
  1996/05/31      29233.26                    29237.46
  1996/06/30      29544.13                    29559.39
  1996/07/31      28979.96                    29189.13
  1996/08/31      29958.62                    30055.30
  1996/09/30      30465.22                    30687.70
  1996/10/31      31213.61                    31400.14
IMATRL PRASUN   SHR__CHT 19961031 19961108 151110 R00000000000123

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 1986 and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $31,225 - a 212.25% increase on the initial investment. For comparison, look at how the the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,400 - a 214.00% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Sally Walden, Portfolio Manager of
Fidelity Europe Fund
Q. HOW DID THE FUND PERFORM, SALLY?
A. It has done pretty well. For the 12-month period ending October 31,1996, the fund returned 20.14%. For comparison purposes, the Morgan Stanley Capital International Europe Index had a return of 17.47% over the same period. The European region funds average, as tracked by Lipper Analytical Services, had a 12-month return of 17.03% as of October 31, 1996.
Q. WHAT FACTORS INFLUENCED EUROPEAN STOCK MARKETS DURING THE PAST 12
MONTHS?
A. European stock markets have been among the best-performing markets over the last 12 months. This has been true despite weaker-than-expected economic growth, which has adversely affected profits growth. In fact, estimates of profits growth have been revised down throughout most of the period. However, the weak economic environment has meant that interest rates have fallen to very low levels, and this has been positive for stock markets. For example, in Switzerland the discount rate is currently 1.0%, and in Germany it is 3.0%, while interest rates in Sweden have been cut 20 times this year. These low interest rates have encouraged investors to shift their investments into equities in order to enhance returns. The one notable exception has been the United Kingdom, where economic growth has been accelerating. Interest rates in the U.K. were recently raised by a quarter of a percent to 6.0%. Another factor that has been favorable for equities is the sharp decline in bond yields to levels not seen since the beginning of the year. Again, this has encouraged investors to shift into equities. Other positive factors include a stronger U.S. stock market, continued merger and takeover activity, and companies announcing moves to restructure their businesses to become more profitable.
Q. HAS THERE BEEN MUCH DIFFERENCE IN PERFORMANCE AMONG THE DIFFERENT
MARKETS?
A. Most markets in Europe performed well during the period. The U.S. dollar strengthened against many European currencies over the year and, though this resulted in reduced returns for dollar-based investors, total returns were still very attractive. The best-performing markets were Spain and Sweden, with each returning around 30%. The U.K. and France returned just over 20%, while Germany rose about 15%. The laggard was Italy, which posted a return under 10%.
Q. WHICH HOLDINGS HELPED THE PORTFOLIO PERFORM WELL?
A. One of the holdings within the portfolio that performed well was Securitas, Europe's leading security services business. A combination of strong growth within its existing businesses and several well-chosen acquisitions were viewed positively by investors. Kuoni Reisen, a Swiss-based travel-related company, also performed well thanks to a positive business environment and its achievements in turning around a number of unprofitable operations. Kuoni Reisen is also one of the companies becoming increasingly open with its shareholders - a trend that investors have greeted warmly. The French media company, Canal Plus, also contributed to the portfolio's strong performance. The recent launch of its digital satellite service surprised many with the number of new subscribers it attracted. Such developments have transformed the company from the French niche player of a year ago to the pan-European pay-TV operator we see today.
Q. HAVE THERE BEEN ANY DISAPPOINTMENTS?
A. The performance of a number of technology companies was disappointing early on in the period, as the sector as a whole suffered. Companies such as Nokia and SGS Thomson were affected by the volatility in technology stocks seen around the world - and I subsequently sold the holdings in these companies. Quick Restaurants, operator of fast-food outlets in France, Belgium and Luxembourg, was hit by the uncertainty over "mad cow" disease, which led to a slump in demand for hamburgers.
Q. CAN YOU DESCRIBE SOME OF THE LARGEST HOLDINGS?
A. A number of the larger companies in the portfolio are well-known blue-chip names. They include: Sandoz, a Swiss pharmaceutical company that is merging with Ciba-Geigy and will be renamed Novartis; British Petroleum, Shell Transport & Trading and Total, all multinational oil companies; Glaxo, a U.K.-based pharmaceutical company; Bayer, a German chemical company that is creating shareholder value; Kuoni Reisen; Lloyds TSB, a U.K. bank going through a cost-cutting process with a strong position in the sector; and Granada Group, which has a strong position in the U.K. media sector and recently acquired a chain of hotels.
Q. HOW IS THE FUND INVESTED?
A. The fund has remained underweighted in cyclical or economy-sensitive companies due to their volatile nature. In addition, cyclical industries may find it difficult to produce strong profit growth given the slow growth environment likely to persist in Europe.The cyclical stocks held in the portfolio tend to have managements with proven track records in both good times and bad. Such companies also have a strong position in their respective industries. In terms of sector weightings, media remains a significant part of the portfolio. Holdings include French, British and Swedish TV companies, as well as newspaper publishers across the continent. I've also invested in a number of multinational drug companies, as well as a drug distribution company. Retailing is another large sector weighting, including U.K. food and clothing retailers. Finally, the finance sector is the largest concentration in the portfolio. Holdings include banks, particularly Nordic banks, financial services companies and insurance companies. Generally speaking, the portfolio is biased towards medium-sized growth companies. This sector of the European market tends to be under-researched and, therefore, one can find more valuation anomalies and, hence, attractive investment opportunities.
Q. WHAT IS THE OUTLOOK FOR EUROPEAN STOCK MARKETS?
A. We expect some recovery in economic growth over the coming year. We have already seen growth pick up in the U.K., the Netherlands and Norway, and there is more evidence that a modest recovery is occurring in Germany. Growth should be stimulated by low interest rates, a stronger U.S. dollar - which makes exports from Europe more attractive - and stronger growth outside Europe. However, growth is expected to be gradual rather than robust given the spending cuts many European governments are making in their budgets. Inflation is unlikely to be a problem, and so interest rates should remain low for some time. We are beginning to see signs that profits growth estimates are no longer being revised down, which is positive for equities. On the corporate front, there are also some positive developments. There is a movement among some company managements to create more value for their shareholders by selling off unprofitable or non-core businesses and cutting costs. In addition, laws are changing to allow companies to buy back their own shares, another positive development for the stock markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Western
European issuers
FUND NUMBER: 301
TRADING SYMBOL:  FIEUX
START DATE: October 1, 1986
SIZE: as of October 31, 1996, more than
$691 million
MANAGER: Sally Walden, since 1992; also
manages various funds for non-U.S. investors;
joined Fidelity in 1984
(checkmark)
SALLY WALDEN ON CURRENT TRENDS IN WESTERN
EUROPEAN ECONOMIES AND STOCK MARKETS:
"One factor that has had a major influence on European economies and stock markets is the European Monetary Union (EMU). Its influence on economies can be seen in slow growth, a weaker deutsche mark and sharply lower bond yields in the peripheral markets, with Spanish and Italian bond yields now below those in the U.K. The political will in Europe to forge ahead with the introduction of a single European currency is so great that many market commentators now believe it is inevitable.
"EMU has forced governments to restrict their spending, which is likely to continue in the years to come. Therefore, economic growth should remain modest. On the positive side, slower spending means inflationary pressures should remain benign, which in turn means interest rates and bond yields should remain relatively low. This is a good environment for the stock market.
"In this economic environment, corporations are likely to experience modest sales growth and limited pricing power. Therefore, companies will have to look at the operating efficiency of each part of their business in order to generate higher profits growth.
For those companies willing to do this, the rewards are likely to be found in an improvement in competitiveness and a better quality of earnings. For investors, rewards should come from identifying those companies changing their structures and operations to compete in this new environment.
"Fidelity's European investment research department is located in London. In the last three years, we have trebled our investment research department.
There are 44 equity analysts, 35 of whom cover sectors on a pan-European basis. Analysts are organized in this way so as to identify the most attractive "European" companies in their respective sectors - not just in their domestic market. Fidelity covers 1,850 companies in Europe and owns 1,200 securities.
"These resources, coupled with an extensive coverage of companies, should enable us to identify those companies that are in a strong position to prosper in the competitive environment which we foresee."
EUROPE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENT)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

United States 7.2%
France 11.2%
Row: 1, Col: 1, Value: 7.2
Row: 1, Col: 2, Value: 33.4
Row: 1, Col: 3, Value: 9.5
Row: 1, Col: 4, Value: 9.9
Row: 1, Col: 5, Value: 3.9
Row: 1, Col: 6, Value: 10.7
Row: 1, Col: 7, Value: 4.7
Row: 1, Col: 8, Value: 3.0
Row: 1, Col: 9, Value: 6.5
Row: 1, Col: 10, Value: 11.2
Germany 6.5%
United Kingdom 33.4%
Italy 3.0%
Netherlands 4.7%
Other 10.7%
Spain 3.9%
Switzerland 9.5%
Sweden 9.9%
AS OF APRIL 30, 1996
United States 9.5%
France 11.5%
Row: 1, Col: 1, Value: 9.5
Row: 1, Col: 2, Value: 31.8
Row: 1, Col: 3, Value: 8.199999999999999
Row: 1, Col: 4, Value: 9.199999999999999
Row: 1, Col: 5, Value: 4.6
Row: 1, Col: 6, Value: 11.9
Row: 1, Col: 7, Value: 6.0
Row: 1, Col: 8, Value: 7.3
Row: 1, Col: 9, Value: 11.5
United Kingdom 31.8%
Germany 7.3%
 Netherlands 6.0%
Other 11.9%
Spain 4.6%
Switzerland 8.2%
Sweden 9.2%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   93.0          91.2

Bonds                    0.1           0.1

Short-term investments   6.9           8.7

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                             % OF FUND'S   % OF FUND'S
                                             INVESTMENT    INVESTMENTS
                                             S             6 MONTHS
                                                           AGO

Sandoz AG (Reg.)                             2.6           1.7
(Switzerland, Drugs & Pharmaceuticals)

British Petroleum PLC Ord.                   2.5            1.0
(United Kingdom, Oil & Gas)

Shell Transport & Trading Co. PLC (Reg.)     2.1            0.0
(United Kingdom, Oil & Gas)

Canal Plus SA                                1.9           2.0
(France, Broadcasting)

Total SA Class B                             1.7            0.6
(France, Oil & Gas)

Glaxo Holdings PLC                           1.6            0.0
(United Kingdom, Drugs & Pharmaceuticals)

Bayer AG                                     1.5           1.5
(Germany, Chemicals & Plastics)

Lloyds TSB Group PLC                         1.5            0.7
(United Kingdom, Banks)

Kuoni Reisen Holding AG Class B (Reg.)       1.5           1.9
(Switzerland, Entertainment)

Skandia Foersaekrings AB                     1.3           1.3
(Sweden, Insurance)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                             % OF FUND'S   % OF FUND'S
                             INVESTMENT    INVESTMENTS
                             S             6 MONTHS
                                           AGO

Finance                      23.1          21.5

Media & Leisure              13.1          15.4

Health                       12.5          10.1

Energy                       7.2            2.4

Retail & Wholesale           6.6           6.0

Utilities                    5.2           5.8

Services                     4.7           5.0

Durables                     4.6           5.4

Construction & Real Estate   4.3           3.7

Nondurables                  3.9           5.1


EUROPE
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
BELGIUM - 1.3%
Generale de Banque SA  15,862 $ 5,528,333
Quick Restaurants SA  46,745  3,116,383
  8,644,716
BERMUDA - 0.4%
Bona Shipholdings Ltd. (a)  203,570  2,608,607
DENMARK - 2.9%
Den Danske Bank Group AS  45,000  3,218,034
International Service Systems AS,
 Series B  135,000  3,819,968
Kobenhaven Lufthave AS  34,230  3,551,439
Novo-Nordisk AS Class B  22,300  3,701,880
Unidanmark AS Class A  115,310  5,299,609
  19,590,930
FINLAND - 1.4%
Cultor OY Ord., Series 2  64,900  2,940,462
KCI (Konecranes International) (a)  122,500  3,367,827
Spontel OY Class A  463,700  3,365,540
  9,673,829
FRANCE - 11.2%
Axa SA  92,857  5,786,347
BIC  20,620  3,086,561
Castorama Dubois Investissements SA  14,800  2,527,322
Canal Plus SA  52,300  12,921,897
Christian Dior SA  26,000  3,450,429
Credit Commercial de France Ord.   131,000  5,877,615
Credit Local de France (b)  43,150  3,703,624
Elf Sanofi SA  78,900  7,130,872
Groupe Photo Services GPS  29,300  4,248,614
Seita  78,200  3,142,346
Societe Generale Class A  27,700  2,978,669
Salomon SA  37,840  3,382,264
Total SA Class B  147,028  11,474,726
Television Francaise 1 SA  69,320  7,359,500
  77,070,786
GERMANY - 4.8%
Bayer AG  275,960  10,398,835
Gehe AG  92,410  6,240,011
IVG Holding AG  39,700  1,409,684
Mannesmann AG Ord.   8,540  3,332,285
Rhoen Klinikum AG  27,600  3,309,200
Tarkett AG (b)  38,000  821,107
Tarkett AG  25,000  540,202
Veba AG Ord.   128,710  6,868,151
  32,919,475
IRELAND - 2.8%
Bank of Ireland, Inc.   497,100  4,084,348
CRH PLC  482,760  4,971,902
IWP International (UK Reg.)  735,060  2,989,857
Independent Newspapers PLC  1,399,700  7,401,264
  19,447,371
ITALY - 2.5%
De Rigo Spa sponsored ADR (a)  101,628  1,105,205
Eni Spa  1,410,200  6,737,233
Italgas Spa  890,300  3,287,952
Telecom Italia Mobile Spa  3,080,940  6,345,322
  17,475,712

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
NETHERLANDS - 4.7%
ABN-AMRO Holdings NV  117,100 $ 6,602,516
Ahold NV  56,600  3,294,470
ING Groep NV  214,250  6,663,624
Unilever NV ADR  38,400  5,870,400
Vendex International NV  82,000  3,302,466
VNU Ord.   368,200  6,667,584
  32,401,060
NORWAY - 1.8%
Den Norske Bank AS Class A Free shares 1,002,100 3,304,263 Fokus Bank AS 471,250 2,739,526
Hafslund AS:
  Series A  43,000  335,985
  Series B  90,000  661,030
Schibsted AS, Series B  91,200  1,389,570
UNI Storebrand AS (a)  637,800  3,727,668
  12,158,042
SPAIN - 3.9%
Banco Popular Espanol  35,400  6,757,767
Banco Intercontinental Espanol  29,400  3,518,382
Corporacion Financiera Alba SA  38,370  3,243,424
Empresa Nacional De Electricidad
 SA Ord.   48,660  2,974,481
FOCSA (Fomento Construcciones y
 Contratas SA)  29,435  2,386,777
Tabacalera SA, Series A  123,000  4,495,832
Telefonica de Espana SA Ord.   186,500  3,736,861
  27,113,524
SWEDEN - 9.9%
Autoliv AB  136,000  5,763,632
Assa Abloy AB Class B  163,150  2,503,004
Astra AB Class A Free shares  151,125  6,932,603
Hennes & Mauritz AB Class B Free shares 25,100 3,244,564 ICB Shipping Class B 351,160 4,160,569
Incentive Fund, Inc.   83,700  4,983,846
Naeckebro AB (a)  19,900  311,346
Nordbanken AB  160,900  4,228,197
Nordbanken AB (b)  29,500  775,213
Scania AB:
  Class A  32,300  865,965
  Class B  66,100  1,772,145
Securitas AB Class B  275,100  7,103,830
Skandia Foersaekrings AB  323,113  9,055,321
Svenska Handelsbanken  213,400  5,251,247
TV 4 AB Class A  128,930  2,516,577
Trygg Hansa AB Class B  190,300  3,439,844
Volvo AB Class B  248,120  5,144,551
  68,052,454
SWITZERLAND - 9.5%
Adecco SA (Bearer) (a)  1,700  475,965
Adecco SA (a)  21,128  5,970,598
Ares Serono Class B (Bearer) 8,740 8,512,875 Baloise-Holding (Reg.) 2,275 4,736,780
C. S. Holdings AG (Reg.)  64,700  6,442,190
Kuoni Reisen Holding AG Class B (Reg.) 4,556 10,222,659 Nestle SA (Reg.) 5,100 5,522,536
Sandoz AG (Reg.)  15,600  17,975,157
Swiss Reinsurance Corp. (Reg.)  5,253  5,617,783
  65,476,543
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
UNITED KINGDOM - 33.4%
Angerstein Underwriting Trust PLC  1,356,770 $ 2,582,734
Asda Group PLC  4,034,000  7,679,082
BAA PLC Ord.   331,034  2,666,032
Barclays PLC Ord.   218,370  3,426,753
Barratt Developments PLC  1,032,875  4,276,841
Boots Co. PLC  635,930  6,445,920
British Petroleum PLC Ord.   1,608,023  17,273,811
Burton Group PLC Ord.   1,297,700  3,156,480
Cable & Wireless PLC Ord.   376,800  2,991,702
Capital Shopping Centres PLC  626,521  3,435,208
Carlton Communications PLC  401,750  3,219,213
CLM Insurance Fund PLC  1,219,500  2,688,491
Compass Group PLC Ord.   643,577  6,397,780
Cookson Group PLC  548,000  2,015,007
Daily Mail & General Trust PLC Class A 125,700 2,740,486 EMAP PLC 287,500 3,353,857
Electrocomponents PLC  635,520  4,275,553
Flextech PLC (a)  727,580  7,280,202
Glaxo Holdings PLC  682,100  10,709,345
Granada Group PLC  505,000  7,271,470
Grand Metropolitan PLC  627,800  4,734,331
Great Universal Stores PLC Ord. Class A 304,300 3,039,890 Lloyds TSB Group PLC 1,634,800 10,359,997
London Insurance Market Investment
 Trust PLC  3,189,770  7,551,095
Mercury Asset Management Group PLC  204,100  3,750,739
Next PLC  453,300  4,115,357
Prudential Corp. PLC  410,470  3,105,431
Rentokil Group PLC  735,500  4,936,216
Reuters Holdings PLC Ord. (a)  556,180  6,922,522
Royal & Sun Alliance Insurance
 Group PLC  519,093  3,559,839
Safeway PLC (a)  530,800  3,147,864
Scottish Television PLC  561,430  6,659,026
Shell Transport & Trading Co. PLC (Reg.)  867,800  14,217,940
Smiths Industries PLC Ord.   318,570  4,250,170
SmithKline Beecham PLC Ord.   532,560  6,576,546
Standard Chartered Bank PLC  664,260  7,165,379
Tesco PLC Ord.   1,018,620  5,518,791
3I Group PLC  187,500  1,474,977
United Newspapers PLC Ord. (a)  445,374  4,883,962
Vendome Luxury Group PLC SA  464,200  4,380,470
Vodafone Group PLC  1,204,625  4,654,822
Westminster Health Care Holdings PLC  448,870  2,044,872
Wolseley PLC Ord.   423,850  3,289,411
Zeneca Group PLC Ord.   208,680  5,676,814
  229,902,428
UNITED STATES OF AMERICA - 0.3%
Pharmacia & Upjohn, Inc. unit  67,900  2,367,040
TOTAL COMMON STOCKS
 (Cost $471,441,662)   624,902,517
NONCONVERTIBLE PREFERRED STOCKS - 2.2%
(% OF FUND'S INVESTMENTS)
GERMANY - 1.7%
Boss (Hugo) AG  3,950  4,756,810
Volkswagen AG  22,800  6,969,400
  11,726,210

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
ITALY - 0.5%
Stet (Societa Finanziaria Telefonica) Spa  1,249,000 $ 3,328,945
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $10,663,707)   15,055,155
CONVERTIBLE BONDS - 0.1%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (C)
LUXEMBOURG - 0.1%
Audiofina 5%, 12/31/96
 (Cost $764,460) - BEF 26,010,000  671,205
CASH EQUIVALENTS - 6.9%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 47,383,291  47,376,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $530,245,829)  $ 688,004,877
CURRENCY ABBREVIATIONS
BEF - Belgian franc
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,299,944 or 0.8% of net assets.
(c)  Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $313,672,829 and $232,638,484, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $34,043 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $530,548,223. Net unrealized appreciation aggregated $157,456,654, of which $165,485,457 related to appreciated investment securities and $8,028,803 related to depreciated investment securities.
The fund hereby designates approximately $6,012,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $13,622,942. Taxes accrued or paid to foreign countries were $1,882,928. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.6%
Basic Industries    2.3
Cash Equivalents   6.9
Construction & Real Estate    4.3
Durables    4.6
Energy    7.2
Finance    23.1
Health    12.5
Holding Companies   0.6
Industrial Machinery & Equipment    0.9
Media & Leisure   13.1
Nondurables   3.9
Retail & Wholesale   6.6
Services    4.7
Technology    1.6
Transportation   1.9
Utilities   5.2
    100.0%
EUROPE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 688,004,877

value (including repurchase agreements of $47,376,000)

(cost $530,245,829) - See accompanying schedule


Cash                                                                                                                  2,442


Receivable for investments sold                                                                                       5,060,304


Receivable for fund shares sold                                                                                       3,019,333


Dividends receivable                                                                                                  1,994,860


Interest receivable                                                                                                   34,653


Redemption fees receivable                                                                                            116


 TOTAL ASSETS                                                                                                         698,116,585


LIABILITIES


Payable for investments purchased                                                                      $ 4,597,047


Payable for fund shares redeemed                                                                        976,747


Accrued management fee                                                                                  494,077


Other payables and                                                                                      286,910

accrued expenses


 TOTAL LIABILITIES                                                                                                    6,354,781


NET ASSETS                                                                                                           $ 691,761,804


Net Assets consist of:


Paid in capital                                                                                                      $ 476,636,749


Undistributed net investment income                                                                                   6,366,458


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   50,962,532


Net unrealized appreciation (depreciation) on investments                                                             157,796,065

and assets and liabilities in

foreign currencies


NET ASSETS, for 25,510,950                                                                                           $ 691,761,804

shares outstanding


NET ASSET VALUE and redemption price per share ($691,761,804 (divided by) 25,510,950 shares)                          $27.12


Maximum offering price per share (100/97.00 of $27.12)                                                                $27.96



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 13,547,768
Dividends

Interest                                                                          2,124,823

                                                                                  15,672,591

Less foreign taxes withheld                                                       (1,882,928
                                                                                 )

 TOTAL INCOME                                                                     13,789,663

EXPENSES

Management fee                                                     $ 4,217,698
Basic fee

 Performance adjustment                                             484,945

Transfer agent fees                                                 1,626,949

Accounting fees and expenses                                        385,848

Non-interested trustees' compensation                               2,285

Custodian fees and expenses                                         277,483

Registration fees                                                   41,913

Audit                                                               56,550

Legal                                                               6,805

Miscellaneous                                                       7,496

 Total expenses before reductions                                   7,107,972

 Expense reductions                                                 (34,444       7,073,528
                                                                   )

NET INVESTMENT INCOME                                                             6,716,135

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              51,641,212

 Foreign currency transactions                                      (52,639       51,588,573
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              45,218,233

 Assets and liabilities in                                          33,433        45,251,666
 foreign currencies

NET GAIN (LOSS)                                                                   96,840,239

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 103,556,374

OTHER INFORMATION                                                                $ 434,089
Sales charges paid to FDC

 Deferred sales charges withheld                                                 $ 43,501
 by FDC

 Expense reductions                                                              $ 24,653
 Directed brokerage arrangements

  Custodian interest credits                                                      400

  Transfer agent interest credits                                                 9,391

                                                                                 $ 34,444


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                  $ 6,716,135      $ 5,294,356
Net investment income

 Net realized gain (loss)                                                                          51,588,573       26,527,724

 Change in net unrealized appreciation (depreciation)                                              45,251,666       24,425,665

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  103,556,374      56,247,745

Distributions to shareholders                                                                      (2,532,705)      (4,575,941)
From net investment income

 From net realized gain                                                                            (17,095,667)     (2,516,901)

 TOTAL DISTRIBUTIONS                                                                              (19,628,372)     (7,092,842)

Share transactions                                                                               240,208,198      382,348,507
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     19,284,800       6,951,448

 Cost of shares redeemed                                                                           (144,811,084)    (453,061,566)

 Redemption fees                                                                                   284,527          13,949

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           114,966,441      (63,747,662)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          198,894,443      (14,592,759)

NET ASSETS

 Beginning of period                                                                               492,867,361      507,460,120

 End of period (including undistributed net investment income of $6,366,458 and $3,463,355,
respectively)                                                                                     $ 691,761,804    $ 492,867,361

OTHER INFORMATION
Shares

 Sold                                                                                              9,582,175        18,216,804

 Issued in reinvestment of distributions                                                           860,545          354,493

 Redeemed                                                                                          (5,896,676)      (21,565,625)

 Net increase (decrease)                                                                           4,546,044        (2,994,328)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 C   1993   1992 G





Net asset value, beginning of period                                   $ 23.51     $ 21.18     $ 18.43     $ 15.12     $ 15.93

Income from Investment Operations

 Net investment income                                                .30 H       .27         .18         .25         .27

 Net realized and unrealized gain (loss)                                4.23        2.37        2.65        3.35        (.57)

 Total from investment operations                                   4.53        2.64        2.83        3.60        (.30)



Less Distributions

 From net investment income                                            (.12)       (.20)       (.08)       (.29)       (.48)

 From net realized gain                                                (.81)       (.11)       -           -           (.03) F

 Total distributions                                                   (.93)       (.31)       (.08)       (.29)       (.51)

Redemption fees added to paid in capital                                 .01         .00         -           -           -

Net asset value, end of period                                         $ 27.12     $ 23.51     $ 21.18     $ 18.43     $ 15.12

TOTAL RETURN A, B                                                     20.14%      12.76%      15.41%      24.24%      (1.89)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 691,762   $ 492,867   $ 507,460   $ 528,929   $ 431,223

Ratio of expenses to average net assets                                1.27%       1.18%       1.35%       1.25%       1.22%
                                                                               D

Ratio of net investment income to average net assets                 1.20%       1.12%       .85%        1.44%       2.38%

Portfolio turnover rate                                               45%         38%         49%         76%         95%

Average commission rate E                                              $ .0299

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING
THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND
IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
F INCLUDES AMOUNTS DISTRIBUTED FROM NET REALIZED GAINS ON FOREIGN
CURRENCY RELATED TRANSACTIONS TAXABLE AS ORDINARY INCOME.
G AS OF NOVEMBER 1, 1991 THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


EUROPE CAPITAL APPRECIATION
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
OCTOBER 31, 1996                      YEAR     FUND

EUROPE CAPITAL APPRECIATION           18.74%   43.44%

EUROPE CAPITAL APPRECIATION           15.18%   39.14%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital                17.47%   42.50%
 International Europe Index

European Region Funds Average         17.03%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on December 21, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization weighted index of over 550 stocks traded in 14 European markets. To measure how the fund's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   LIFE OF
OCTOBER 31, 1996                YEAR     FUND

EUROPE CAPITAL APPRECIATION     18.74%   13.41%

EUROPE CAPITAL APPRECIATION     15.18%   12.21%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital          17.47%   13.15%
 International Europe Index

European Region Funds Average   17.03%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961111 154341 S00000000000001
             Europe Cap. Appreciation    MS Europe Index
             00341                       MS002
  1993/12/21       9700.00                    10000.00
  1993/12/31       9729.10                    10132.25
  1994/01/31      11145.30                    10648.25
  1994/02/28      10670.00                    10271.15
  1994/03/31      10786.40                     9980.44
  1994/04/30      11242.30                    10393.72
  1994/05/31      10825.20                     9951.90
  1994/06/30      10602.10                     9847.41
  1994/07/31      11145.30                    10363.51
  1994/08/31      11339.30                    10692.22
  1994/09/30      10941.60                    10268.23
  1994/10/31      11009.50                    10715.55
  1994/11/30      10534.20                    10305.10
  1994/12/31      10398.40                    10363.68
  1995/01/31      10272.30                    10282.54
  1995/02/28      10563.30                    10515.52
  1995/03/31      10786.40                    11003.49
  1995/04/30      11300.50                    11355.38
  1995/05/31      11475.10                    11587.88
  1995/06/30      11640.00                    11697.12
  1995/07/31      12241.40                    12306.82
  1995/08/31      11737.00                    11831.07
  1995/09/30      12086.20                    12188.47
  1995/10/31      11717.60                    12130.90
  1995/11/30      11649.70                    12217.16
  1995/12/31      11926.02                    12604.32
  1996/01/31      12005.13                    12686.72
  1996/02/29      12311.69                    12917.83
  1996/03/31      12509.47                    13072.30
  1996/04/30      12865.47                    13166.88
  1996/05/31      13152.25                    13268.63
  1996/06/30      13221.47                    13414.73
  1996/07/31      12954.47                    13246.69
  1996/08/31      13439.03                    13639.78
  1996/09/30      13735.69                    13926.78
  1996/10/31      13923.58                    14250.10
IMATRL PRASUN   SHR__CHT 19961031 19961111 154342 R00000000000038

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on December 21, 1993, when the fund started and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $13,914 - a 39.14% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Europe Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $14,250 - a 42.50% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
EUROPE CAPITAL APPRECIATION
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Kevin McCarey, Portfolio Manager of Fidelity Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. The fund did well. For the year that ended October 31, 1996, the fund returned 18.74%, while the European region funds average was 17.03% for the same time period, according to Lipper Analytical Services. For another comparison, the Morgan Stanley Capital International Europe Index returned 17.47%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?
A. The major factor influencing the fund's performance was good stock selection; it was a stock picker's market. It's important to note that during 1995 most Europe funds - including this one - underperformed the index because only the very largest growth stocks performed well. For funds like this one that tend to invest in large- and medium-cap stocks, 1995 was an extremely difficult year to outperform the market. However, for most of 1996, many of the best performers were mid-cap names across a variety of sectors and countries. Because this fund uses a bottom-up style of investing, without being overly concerned about country weightings, the fund was able to outperform the market averages by choosing some of the strongest stocks across a broad range of countries and sectors.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PERIOD?
A. Much of Europe was in a recession during the first half of 1996, and I believe the recession bottomed out and European economies began to grow, albeit slowly, during the third quarter. The turnaround was caused by a sharp reduction in long- and short-term interest rates in many countries during the past 12 months. Despite the rate cuts, many economically sensitive stocks suffered during the beginning of 1996 because of weak business outlooks and investors' continued focus on growth stocks. During the period, I took the opportunity to buy some economically sensitive stocks at good prices.
Q. CAN YOU GIVE A COUPLE OF EXAMPLES?
A. Sure. I increased the fund's holdings in Lafarge, a French cement company, based on the realization that cement volumes had been declining and would probably start to increase. Lafarge is one of the better companies in the industry. Though its performance was flat during the period, it produced decent levels of free cash flow, and I have had a lot of confidence in the company. I've also increased the fund's investments in select specialty chemical and pharmaceutical stocks. A good example is Akzo, based in the Netherlands. While its chemical business is well-run, Akzo had some problems with its pharmaceuticals division. But the problems appeared to be nearly over, and the company began unveiling some exciting new products. Among chemical-pharmaceutical hybrid stocks, Akzo has been overlooked and its valuation is favorable when you compare it to similar companies.
Q. WHAT OTHER FACTORS INFLUENCED THE FUND'S STRONG PERFORMANCE?
A. As I've mentioned in previous reports, one of the on-going themes in the fund is to own companies that are undergoing some kind of restructuring that is positive for shareholders. There is a trend in Europe in which managements are increasing their focus on shareholder value by restructuring, buying back shares, spinning off unprofitable divisions or some combination of the above. If done properly, these actions can be good news for investors, regardless of the sector or country in which the company competes. A good example is Pechiney, a French aluminum company. The business prospects for aluminum stocks weren't compelling during the period since aluminum prices have been weak, but the company announced a restructuring and cost-cutting program that should benefit investors. Another example is Nordbanken which, along with some other Swedish banks, was a spectacular performer during the past six months. The company cut costs, bought back 15% of its outstanding shares and increased its dividend. The fund reduced its holdings in Nordbanken during the period as valuations approached target levels. I increased the fund's holding in Vendex, a retailer in the Netherlands, when it began to cut costs and sell excess real estate. The stock became especially interesting during the summer when the company decided to sell one of its non-strategic businesses, a move that left the company debt-free and poised to expand its core business or buy back more shares.
Q. WHAT ABOUT SOME OF THE LARGER HOLDINGS IN THE FUND? HOW DID THEY PERFORM DURING THE PERIOD?
A. One of the best restructuring stories, and best performers, in the fund was Huhtamaki, a Finnish conglomerate that has recently made a number of strategic decisions to improve shareholder value. It sold off its loss-making baseball card business. It also sold off one of its main businesses, a pharmaceutical company, received a very good price for it and announced a buyback of 10 percent of its shares with the proceeds from the sale. In addition, the company announced that it was selling half of its confectionery business to Hershey. Huhtamaki has very shareholder-friendly management, and the stock has doubled from its low nine months ago. The British oil company, Shell, another large holding, benefited from rising oil prices and internal restructuring.
Q. WHICH INVESTMENTS WERE DISAPPOINTING PERFORMERS DURING THE PERIOD?
A. Alcatel, a French equipment company, underperformed the market during the period, but is a strong restructuring story that I continued to have a lot of faith in. The company achieved tremendous momentum during the period in trying to cut costs and restore profitability. Unfortunately, sometimes it takes the market longer than investors would like to reward companies that are undergoing turnarounds. Another detractor from fund performance was the Dutch airline KLM. The airline was hurt by renewed price pressure in its European operations after deregulation and increasing fuel prices due to the rising cost of oil. Its growing expenses had a negative impact on profits, and the fund sold most of its holdings in the stock by the end of the period.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD, KEVIN?
A. I think the coming year should be an exciting time for select European companies as the economic backdrop continues to improve across Europe. I'm especially interested in economically sensitive stocks in industries such as retailing and industrial materials that tend to perform well when the economy is picking up. I also intend to continue to capitalize on the continuing acceleration of restructuring activities by managements in Europe to increase shareholder value. This is a trend that should be a positive for stock prices over the next six to 12 months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of Eastern and
Western European issuers
FUND NUMBER: 341
TRADING SYMBOL: FECAX
START DATE: December 21, 1993
SIZE: as of October 31, 1996, more than
$170 million
MANAGER: Kevin McCarey, since inception;
manager, Fidelity Advisor Overseas Fund
(formerly Plymouth Europe Fund),
1992-1993; Fidelity Select Financial Services
Portfolio, 1988-1990; Fidelity Select Automotive
Portfolio, 1988-1990; Fidelity Select Regional
Banks Portfolio, 1986-1989; joined Fidelity in
1985
(checkmark)
KEVIN MCCAREY ON UNITING EUROPEAN CURRENCIES:
"A plan is in the works for a union of European countries to unite their currencies in a couple of years. If it actually happens, it should be a net positive for European economies and another step for European economic integration. In the past six months, interest rates have dropped dramatically in countries such as Italy, Spain and Sweden in anticipation of such a move. For example, rates in Italy have fallen from about 10.5% a year ago to about 7.5% at the end of October.
"This is good news for investors. Countries with weaker economies and less stable governments could benefit tremendously by anchoring their currency to a country - most likely Germany - which is largely perceived as a country that maintains prudent monetary conditions and fiscal policy. This would probably allow interest rates to fall further in participating countries, which could help stocks, boost capital formation and improve the investment prospects in Europe as a whole.
"While the benefit for countries with less stable economies is clear, there is also a benefit for countries with strong economic and political systems, such as Germany and the Netherlands. A unified currency would improve their relationships with their trading partners and limit smaller, less-stable countries from devaluing their currencies to obtain a competitive advantage. Business prospects could improve between European countries, which would be a positive for strong companies of varying sizes in many industries across Europe.
"In general, a more stable environment for planning and competing within Europe would be beneficial not only for European countries, but also for North
American investors who are interested in owning foreign stocks and mutual funds as a way to diversify their investment portfolios."
EUROPE CAPITAL APPRECIATION
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

United States 5.1
Finland 4.0%
Row: 1, Col: 1, Value: 5.1
Row: 1, Col: 2, Value: 27.5
Row: 1, Col: 3, Value: 5.5
Row: 1, Col: 4, Value: 9.699999999999999
Row: 1, Col: 5, Value: 4.2
Row: 1, Col: 6, Value: 8.6
Row: 1, Col: 7, Value: 13.6
Row: 1, Col: 8, Value: 6.4
Row: 1, Col: 9, Value: 15.4
Row: 1, Col: 10, Value: 4.0
United Kingdom 27.5%
France 15.4%
Germany 6.4%
Netherlands 13.6%
Switzerland 5.5%
Sweden 9.7%
Other 8.6%
Spain 4.2%
AS OF APRIL 30, 1996

Finland 3.7%
Row: 1, Col: 1, Value: 26.0
Row: 1, Col: 2, Value: 4.2
Row: 1, Col: 3, Value: 10.9
Row: 1, Col: 4, Value: 6.6
Row: 1, Col: 5, Value: 11.4
Row: 1, Col: 6, Value: 11.1
Row: 1, Col: 7, Value: 6.1
Row: 1, Col: 8, Value: 4.6
Row: 1, Col: 9, Value: 15.4
Row: 1, Col: 10, Value: 3.7
United Kingdom 26.0%
France 15.4%
Germany 4.6%
Italy 6.1%
Switzerland 4.2%
Sweden 10.9
%
Netherlands 11.1%
Spain 6.6%
Other 11.4%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   95.3          97.3

Short-term investments   4.7           2.7

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         6 MONTHS AGO

Sandoz AG (Reg.)                           3.5           2.9
(Switzerland, Drugs & Pharmaceuticals)

Huhtamaki Ord.                             3.4           3.0
(Finland, Foods)

SGS Thomson Microelectronics NV            2.9           0.0
(Netherlands, Electronics)

Alcatel Alsthom Compagnie Generale         2.6           1.6
 d'Electricite SA
(France, Electrical Equipment)

Volvo AB ADR Class B                       2.5           2.4
(Sweden, Autos, Tires, & Accessories)

Philips Electronics NV (warrants)          2.3           1.1
(Netherlands, Electrical Equipment)

Shell Transport & Trading Co. PLC (Reg.)   2.2           3.4
(United Kingdom, Holding Companies)

Vendex International NV                    2.1           0.7
(Netherlands, Retail & Wholesale, Misc.)

Total SA Class B                           2.0           2.5
(France, Oil & Gas)

Granada Group PLC                          1.9           0.0
(United Kingdom, Entertainment)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            17.4           22.7

Basic Industries                   8.7            6.2

Energy                             8.4            6.3

Durables                           7.5            12.5

Health                             6.8            5.2

Nondurables                        6.5            6.5

Retail & Wholesale                 6.4            5.0

Utilities                          5.8            7.1

Industrial Machinery & Equipment   5.4            5.2

Media & Leisure                    5.3            6.1


EUROPE CAPITAL APPRECIATION
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 92.3%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
DENMARK - 1.4%
Novo-Nordisk AS Class B  1,900 $ 315,407
Sophus Berendsen AS, Series B  12,100  1,489,882
Unidanmark AS Class A  11,000  505,556
  2,310,845
FINLAND - 4.0%
Fiskars OY, Series A  7,100  523,127
Huhtamaki Ord.   130,000  5,632,657
KCI (Konecranes International) (a)(b)  12,500  343,656
Nokia Corp. AB sponsored ADR  1,000  46,375
UPM-Kymmene Corp. (a)   1,000  20,234
  6,566,049
FRANCE - 15.4%
Axa SA  11,544  719,360
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  50,000  4,254,489
BQE National Paris Ord. (a)   37,000  1,381,362
Canal Plus SA  900  222,365
Cap Gemini Sogeti SA (a)  7,500  364,461
Credit Commercial de France Ord.   30,000  1,346,019
Elf Sanofi SA  6,100  551,310
Eramet SA  31,600  1,462,826
Havas Advertising  2,500  291,764
Lafarge Coppee SA  22,719  1,360,302
Lagardere S.C.A. (Reg.)  50,000  1,575,917
Michelin SA (Compagnie Generale des
 Etablissements) Class B  23,000  1,106,460
Nationale Elf Aquitaine  24,000  1,914,754
NRJ SA  9,600  1,232,787
Pechiney SA Class A  50,000  2,141,881
Peugeot SA Ord.   100  10,402
Paribas SA (Cie Financiere) Class A  13,500  866,803
Axime SA Ex Segin (a)  13,571  1,406,362
Total SA Class B  42,033  3,280,444
  25,490,068
GERMANY - 4.9%
BASF AG  64,000  2,068,474
Bayer AG  23,000  866,695
Bayerische Hypotheken-und
 Wechselbank AG  56,000  1,654,600
Daimler-Benz AG Ord. (a)  11,000  648,427
Dresdner Bank AG Ord.   32,000  853,783
Lufthansa  6,000  79,173
Munich Reinsurance AG (Reg.)  150  359,696
Veba AG Ord.   28,000  1,494,120
  8,024,968
GREECE - 0.6%
Alpha Credit Bank  14,000  891,384
IRELAND - 2.7%
Anglo-Irish Bank Corp. PLC  985,000  1,137,842
Bank of Ireland, Inc.   140,000  1,150,289
Jurys Hotel Group PLC   172,000  713,602
Woodchester Investments PLC unit  400,000  1,366,680
  4,368,413
ITALY - 1.8%
Banca Fideuram Spa  100,000  211,814
Credito Italiano Ord.   100,000  102,121
Eni Spa  300,000  1,433,251

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Rinascente per l'Esercizio di Grandi
 Magazzini Spa  120,000 $ 709,593
Telecom Italia Spa  235,000  524,841
  2,981,620
NETHERLANDS - 13.6%
AKZO Nobel NV  13,000  1,634,124
ASM Lithography Holding NV (a)  12,500  450,000
Baan Co. NV (a)  5,000  185,202
DSM NV  7,100  678,337
EVC International NV  40,500  1,116,765
ING Groep NV  75,000  2,332,657
KBB NV Ord.   23,000  1,602,434
KLM Royal Dutch Airlines NV   7,500  180,000
Macintosh Confectie NV  1,000  23,518
Philips Electronics NV (warrants) (a)  250,000  3,821,619
SGS Thomson Microelectronics NV (a)  90,000  4,758,197
VNU Ord.   124,000  2,245,465
Vendex International NV  86,487  3,483,176
  22,511,494
NORWAY - 0.6%
Dyno Industrier AS  24,900  564,220
Tomra Systems AS (a)  30,000  424,278
  988,498
SPAIN - 4.2%
Banco Bilbao Vizcaya SA Ord. (Reg.)  18,900  917,153
Banco de Santander SA Ord. (Reg.)  21,000  1,076,586
Corporacion Mapfre Compania
 Internacional de Reaseguros SA (Reg.)  8,700  428,991
Cortefiel SA  27,000  752,319
FOCSA (Fomento Construcciones y
 Contratas SA)  3,200  259,476
Prosegur, CIA de Seguridad SA (Reg.)  56,000  451,454
Tabacalera SA, Series A  28,800  1,052,683
Telefonica de Espana SA
 sponsored ADR  34,000  2,048,500
  6,987,162
SWEDEN - 9.7%
ABB AB, Series B  7,500  835,061
Atlas Copco AB Class A Free shares  7,000  144,607
Autoliv AB  8,800  372,941
Esselte AB Class B Free shares  90,000  2,009,615
Foreningsbanken AB Class A Ord.   150,000  615,188
Frontec AB, Series B  25,000  356,961
Forcenergy AB Class B Free shares  70,000  765,568
Incentive Fund, Inc.   16,200  964,615
Mo Och Domsjoe AB Class B  5,000  137,468
Nordbanken AB  51,000  1,340,199
Scania AB Class A  45,000  1,206,453
Skandia Foersaekrings AB  1,000  28,025
Scancem AB, Series A  16,000  595,442
Svenska Handelsbanken  58,000  1,427,237
Swedish Match Co.   123,900  368,876
Svedala Industri Free shares  19,300  301,959
Trygg Hansa AB Class B  22,500  406,708
Volvo AB ADR Class B  204,000  4,182,000
  16,058,923
SWITZERLAND - 5.5%
Adecco SA (a)  678  191,597
CS Holding AG (Reg.)  7,600  756,733
Julius Baer Holding AG  1,500  1,572,223
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
SWITZERLAND - CONTINUED
Nestle SA (Reg.)  100 $ 108,285
Oerlikon-Buhrle Holding Ltd. (Reg.) (a)  4,500  442,742
Sandoz AG (Reg.)  5,000  5,761,268
Surveillance, Societe Generale
 (Bearer)  100  226,350
  9,059,198
UNITED KINGDOM - 27.5%
Aegis Group PLC  1,000,000  1,020,943
Bank of Scotland  200,000  917,628
Bass PLC Ord.   17,500  224,363
Benson's Crisps PLC (a)  500,000  284,725
British Aerospace PLC  156,000  2,953,737
British Petroleum PLC Ord.   266,200  2,859,591
British Land Co. PLC (The) Ord.   100,000  745,166
Caradon PLC  330,000  1,296,638
Carpetright PLC  46,100  468,779
Cookson Group PLC  480,000  1,764,970
Cresta Care Ltd.   450,800  179,696
Dixons Group PLC  150,000  1,343,495
Glaxo PLC sponsored ADR  55,000  1,732,500
Granada Group PLC  215,000  3,095,774
Grand Metropolitan PLC  150,000  1,131,172
Great Universal Stores PLC Ord.
 Class A  7,000  69,928
HSBC Holdings PLC Ord.   128,611  2,701,419
Kingfisher PLC  60,000  639,411
Ladbroke Group PLC Ord.   382,400  1,241,219
Lloyd Thompson Group PLC  120,200  336,372
Lex Service PLC Ord.   187,500  1,110,428
Lloyds TSB Group PLC  1,012  6,413
Lucasvarity PLC (a)  182,800  739,078
Marley Ltd. PLC  351,300  751,608
Medeva PLC (a)  120,000  515,434
Meyer International PLC Ord.   63,000  425,379
National Grid Co. PLC  190,000  556,434
Next PLC  75,000  680,900
Nichols (Harvey) Group PLC (a)(b)  53,000  297,497
Perkins Foods PLC  144,100  194,594
Perkins Foods PLC (rights)  24,016  0
RTZ Corp. PLC Ord.   34,500  551,773
Redland PLC Ord.   20,000  136,668
Rentokil Group PLC  15,000  100,671
Rolls Royce PLC Ord.   250,000  1,035,179
Sainsbury (J.) PLC Ord.   12,500  73,622
Sears PLC  675,000  955,456
Shell Transport & Trading Co.
 PLC (Reg.)  225,000  3,686,375
SmithKline Beecham PLC Ord.   63,551  784,787
TC Group PLC  96,900  225,449
Thames Water PLC Ord.   1,000  9,014
Tomkins PLC Ord.   265,000  1,112,380
Unichem PLC  117,800  479,152
Unilever PLC Ord.   100,000  2,100,457
Vodafone Group PLC  300,000  1,159,238
WPP Group PLC  341,300  1,266,073
Wickes PLC  1,000  651
Yorkshire Water PLC Ord.   150,000  1,508,229
  45,470,465

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
UNITED STATES OF AMERICA - 0.4%
Pharmacia & Upjohn, Inc. unit  20,000 $ 697,213
TOTAL COMMON STOCKS
 (Cost $137,881,947)   152,406,300
NONCONVERTIBLE PREFERRED STOCKS - 3.0%
(% OF FUND'S INVESTMENTS)
GERMANY - 1.5%
Friedrich Grohe AG  1,600  443,756
Volkswagen AG  6,900  2,109,160
  2,552,916
ITALY - 1.5%
Telecom Italia Mobile Spa de Risp  2,100,000  2,404,485
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $5,077,985)   4,957,401
CASH EQUIVALENTS - 4.7%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 7,771,185  7,770,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $150,729,932)  $ 165,133,701
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $641,153 or 0.4% of net assets.

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $248,376,807 and $306,035,154, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $19,477 for the period.
The fund participated in the bank borrowing program. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $2,663,000 and $1,483,550, respectively. The weighted average interest rate was 5.9% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $150,877,449. Net unrealized appreciation aggregated $14,256,252, of which $18,520,250 related to appreciated investment securities and $4,263,998 related to depreciated investment securities.
The fund hereby designates approximately $2,970,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $5,185,267. Taxes accrued or paid to foreign countries were $579,187. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   2.7%
Basic Industries    8.7
Cash Equivalents   4.7
Conglomerates   0.7
Construction & Real Estate    3.5
Durables    7.5
Energy    8.4
Finance    17.4
Health   6.8
Holding Companies    1.8
Industrial Machinery & Equipment    5.4
Media & Leisure   5.3
Nondurables   6.5
Retail & Wholesale   6.4
Services    3.3
Technology    4.9
Transportation   0.2
Utilities   5.8
    100.0%
EUROPE CAPITAL APPRECIATION
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)



 OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $7,770,000)
(cost $150,729,932) - See                                                                                          $ 165,133,701
accompanying schedule

Cash                                                                                                                818

Receivable for investments sold                                                                                     6,513,732

Receivable for fund shares sold                                                                                     234,325

Dividends receivable                                                                                                529,765

Redemption fees receivable                                                                                          257

 TOTAL ASSETS                                                                                                       172,412,598

LIABILITIES

Payable for investments purchased                                                                    $ 1,734,636

Payable for fund shares redeemed                                                                      295,736

Accrued management fee                                                                                114,085

Other payables and                                                                                    76,386
accrued expenses

 TOTAL LIABILITIES                                                                                                  2,220,843

NET ASSETS                                                                                                         $ 170,191,755

Net Assets consist of:

Paid in capital                                                                                                    $ 134,688,126

Undistributed net investment income                                                                                  2,652,862

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                 18,435,822

Net unrealized appreciation (depreciation) on investments                                                            14,414,945
and assets and liabilities in
foreign currencies

NET ASSETS, for 12,091,964                                                                                          $ 170,191,755
shares outstanding

NET ASSET VALUE and redemption price per share ($170,191,755 (divided by) 12,091,964 shares)                        $14.07

Maximum offering price per share (100/97.00 of $14.07)                                                              $14.51


STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                $ 4,642,517
Dividends

Special dividend from Volvo AB                                                    548,250

Interest                                                                          362,887

                                                                                  5,553,654

Less foreign taxes withheld                                                       (579,187
                                                                                 )

 TOTAL INCOME                                                                     4,974,467

EXPENSES

Management fee                                                     $ 1,270,995
Basic fee

 Performance adjustment                                             67,995

Transfer agent fees                                                 541,493

Accounting fees and expenses                                        122,201

Non-interested trustees' compensation                               725

Custodian fees and expenses                                         147,608

Registration fees                                                   36,661

Audit                                                               40,490

Legal                                                               1,473

Interest                                                            4,863

Miscellaneous                                                       3,664

 Total expenses before reductions                                   2,238,168

 Expense reductions                                                 (48,228       2,189,940
                                                                   )

NET INVESTMENT INCOME                                                             2,784,527

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              20,520,983

 Foreign currency transactions                                      (43,853       20,477,130
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              5,035,092

 Assets and liabilities in                                          10,615        5,045,707
 foreign currencies

NET GAIN (LOSS)                                                                   25,522,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 28,307,364

OTHER INFORMATION                                                                $ 90,306
Sales charges paid to FDC

 Expense reductions                                                              $ 47,843
 Directed brokerage arrangements

  Custodian interest credits                                                      254

  Transfer agent interest credits                                                 131

                                                                                 $ 48,228


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                        $ 2,784,527     $ 3,699,888
Net investment income

 Net realized gain (loss)                                                                          20,477,130      (1,148,907)

 Change in net unrealized appreciation (depreciation)                                              5,045,707       9,340,723

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                   28,307,364      11,891,704

Distributions to shareholders from net investment income                                           (3,490,608)     -

Share transactions                                                                                 31,758,801      303,427,272
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     3,381,925       -

 Cost of shares redeemed                                                                           (84,225,438)    (473,746,104)

 Redemption fees                                                                                   26,923          4,997

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          (49,057,789)    (170,313,835)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          (24,241,033)    (158,422,131)

NET ASSETS

 Beginning of period                                                                                194,432,788     352,854,919

 End of period (including undistributed net investment income of $2,652,862 and $3,687,757,
respectively)                                                                                      $ 170,191,755   $ 194,432,788

OTHER INFORMATION
Shares

 Sold                                                                                               2,457,375       26,489,106

 Issued in reinvestment of distributions                                                            286,361         -

 Redeemed                                                                                           (6,752,442)     (41,479,214)

 Net increase (decrease)                                                                            (4,008,706)     (14,990,108)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED OCTOBER 31,          DECEMBER 21,
                                                           1993
                                                           (COMMENCEMENT
                                                           OF OPERATIONS) TO
                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994




Net asset value, beginning of period                                                      $ 12.08     $ 11.35     $ 10.00

Income from Investment Operations

 Net investment income                                                                           .22 G       .23         .08 D

 Net realized and unrealized gain (loss)                                                    2.00        .50         1.27

 Total from investment operations                                                                2.22        .73         1.35



Less Distributions

 From net investment income                                                                   (.23)       -           -

Net asset value, end of period                                                                $ 14.07     $ 12.08     $ 11.35

TOTAL RETURN B, C                                                                            18.74%      6.43%       13.50%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                   $ 170,192   $ 194,433   $ 352,855

Ratio of expenses to average net assets                                                      1.33%       1.36%       1.54%
                                                                                                                    A

Ratio of expenses to average net assets after expense reductions                             1.30% E     1.36%       1.54%
                                                                                                                    A

Ratio of net investment income to average net assets                                        1.66%       1.45%       .79%
                                                                                                                    A

Portfolio turnover rate                                                                      155%        176%        317%
                                                                                                                    A

Average commission rate F                                                                   $ .0245

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM VOLVO
AB WHICH AMOUNTED TO $.04 PER SHARE.


FRANCE
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses during the period shown, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                                                 PAST 1   LIFE OF
OCTOBER 31, 1996                                             YEAR     FUND

FRANCE                                                       22.89%   22.89%

FRANCE (INCL. 3% SALES CHARGE)                               19.20%   19.20%

Soci<UNDEF>t<UNDEF> des Bourses Fran<UNDEF>aises 250 Index   18.36%   18.36%

European Region Funds Average                                17.03%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Soci<UNDEF>t<UNDEF> des Bourses Fran<UNDEF>aises 250 Index (SBF 250 Index)
- a market capitalization weighted index of the stocks of the 250 largest companies in the French market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. during the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                                                 PAST 1   LIFE OF
OCTOBER 31, 1996                                             YEAR     FUND

FRANCE                                                       22.89%   22.89%

FRANCE (INCL. 3% SALES CHARGE)                               19.20%   19.20%

Soci<UNDEF>t<UNDEF> des Bourses Fran<UNDEF>aises 250 Index   18.36%   18.36%

European Region Funds Average                                17.03%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961129 124458 S00000000000001
             France                      EX SBF 250
             00345                       EX001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9515.70                     9952.81
  1995/12/31       9952.70                    10286.04
  1996/01/31      10381.19                    10571.27
  1996/02/29      10799.95                    10979.69
  1996/03/31      11150.53                    11209.26
  1996/04/30      11403.73                    11416.12
  1996/05/31      11647.19                    11466.83
  1996/06/30      11803.01                    11725.21
  1996/07/31      11559.54                    11471.58
  1996/08/31      11393.99                    11240.25
  1996/09/30      11617.98                    11636.67
  1996/10/31      11919.87                    11835.93
IMATRL PRASUN   SHR__CHT 19961031 19961129 124500 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity France Fund on November 1, 1995, when the fund started and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $11,920 - a 19.20% increase on the initial investment. For comparison, look at how the Soci<UNDEF>t<UNDEF> des Bourses Fran<UNDEF>aises 250 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,836 - an 18.36% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
FRANCE
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Renaud Saleur, Portfolio Manager of Fidelity France Fund
Q. HOW DID THE FUND PERFORM, RENAUD?
A. The fund has performed well. For the year that ended on October 31, 1996, it returned 22.89%. That compares favorably with the European region funds average, which returned 17.03% for the same time period, according to Lipper Analytical Services. For another comparison, the Soci<UNDEF>t<UNDEF> des Bourses Fran<UNDEF>aises 250 Index, which specifically measures the overall performance of the French stock market, returned 18.36% during the past year.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PAST SIX MONTHS?
A. It has been a very challenging environment for stock pickers. The market in France has been very concentrated and investors have been extremely focused on growth stocks, rather than in the undervalued stocks in which this fund tends to invest. This is difficult for me since I generally like to buy stocks that are undervalued for one reason or another - perhaps the company is just beginning a long-overdue restructuring or something else that will help change investor sentiment. Even though the fund has performed well, it's been frustrating to me that some very good, undervalued companies are being overlooked while investors continue to pay very high prices for growth stocks.
Q. WHAT FACTORS HAVE HELPED THE FUND TO OUTPERFORM ITS PEERS?
A. The investment strategy that has most helped the fund's strong performance was its investments in food distribution, pharmaceuticals and cosmetics, all of which performed well during the period. I dramatically increased the fund's holding in Carrefour Supermarche, a supermarket chain, so that by the end of the period it was the fund's second-largest investment. Carrefour did well because it is gaining global market share and is establishing itself as one of the leading food distributors in the world, with an especially strong presence in emerging markets in Latin America and Southeast Asia. Another positive was the fund's investment in Clarins, a cosmetic company whose stock has strengthened based on strong sales of some of its new products.
Q. THE FINANCE SECTOR IS STILL THE LARGEST SECTOR IN THE FUND. WHAT'S BEEN HAPPENING THERE?
A. While it's true that financial stocks were the largest sector in the fund at the end of the period, the fund is not overweighted in these stocks versus the index. In general, financial stocks performed badly during the past six months due to declining interest rates in France. But there has been some positive news; bad loans are being reduced, real estate prices are beginning to climb and the restructuring of the banking industry within France is underway. I reduced the fund's holding in Societe Generale, which fared particularly poorly during the period.
Q. WHAT CHANGES HAVE YOU MADE TO YOUR INVESTMENT PHILOSOPHY DURING THE PAST SIX MONTHS?
A. I haven't made any. I just keep visiting companies and trying to uncover the stocks that I think will be winners over time, based on their intrinsic value and future growth prospects. One area in which I found opportunity was computer services and software. Businesses throughout France have begun to increase their spending on software due to the limitations of the programs they used in the past. The fund's investment in Cap Gemini Sogeti performed well, as it did in Compagnie des Machines Bull, a hardware company that's begun to restructure.
Q. WHAT CAN YOU TELL US ABOUT THE FUND'S ENERGY HOLDINGS?
A. The fund's two largest energy holdings, Total and Elf Aquitaine are also two of France's best-run companies. I continued to hold both stocks during the past six months because of the favorable supply/demand scenario for energy and because of the restructuring programs that each company has undertaken during the past year.
Q. DID YOU SPOT ANY OTHER TRENDS DURING THE PERIOD?
A. While it's still not a large weighting in the fund, I have increased the fund's holding in aerospace and defense from 1.8% of investments six months ago to 3.5% at the end of October. There has been an upswing in the ordering of new planes after a very long period of depressed demand for airplanes and airplane peripherals. As a result, I increased the fund's holdings in Industrielle d'Aviation Latecoere and maintained the fund's position in Dassault.
Q. WHAT INVESTMENTS WERE MOST DISAPPOINTING?
A. Two, in particular, come to mind despite the fund's strong performance. First, Danone, a food products company with more favorable valuations than either Nestle or Unilver - its competitors in Europe - failed to perform well. Despite its strong competitive stance and optimistic business outlook, the stock didn't move up because investors simply weren't interested in food producers. The disappointing performance of Danone echoes the point I made earlier in this report about the market favoring growth companies over strong value stories. Another disappointment was the banking industry. Despite the fact that interest rates have decreased markedly and the notion that bad loans are a thing of the past, the banks have performed poorly. One reason for this poor performance was the banks' slim loan growth because of the reluctance to extend loan commitments to small- and medium-sized companies.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
A. Each year investors hope that a strong industrial recovery will begin in earnest in the following year. I tend to believe that there will be some recovery, but I don't expect economic growth to exceed 2% in the next year, with a continued low rate of inflation. I do expect to see some rotation from consumer cyclicals and from pharmaceuticals, cosmetics and healthcare stocks to more industrial stocks such as oil, gas and building materials. Stocks in the energy sector should benefit from the rising price of oil, while building materials could perform well if construction increases from its rather depressed levels. Whatever economic scenario unfolds, however, I hope to continue to outperform the market with superior stock picking.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of French issuers
FUND NUMBER: 345
TRADING SYMBOL: FFRAF
START DATE: November 1, 1995
SIZE: as of October 31, 1996, more than
$5 million
MANAGER: Renaud Saleur, since inception;
portfolio manager and senior analyst, Fidelity
International, Limited, since 1986; joined
Fidelity in 1986
* TEMPORARY TRADING SYMBOL
(checkmark)
*

RENAUD SALEUR ON THE FRENCH ECONOMY:
"The economy in France was fairly sluggish and the recovery frustratingly slow during the past six months.
Interest rates have been declining sharply and at the end of October stood at historically low levels.
"The declining value of the French franc relative to other European currencies strengthens what had been a weak competitive position for France compared to its European neighbors. For these reasons, I feel that improved competitive conditions for France both internally and externally should be a net positive for investors interested in French companies."
FRANCE
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
United States 5.9%
Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 94.09999999999999
France 94.1%
AS OF APRIL 30, 1996
United States 8.1%
Row: 1, Col: 1, Value: 8.1
Row: 1, Col: 2, Value: 91.90000000000001
France 91.9%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   87.8          88.9

Bonds                    6.3           3.0

Short-term investments   5.9           8.1

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

Total SA Class B                   4.0           2.3
(Oil & Gas)

Carrefour Supermarche SA           3.5           0.9
(General Merchandise Stores)

Nationale Elf Aquitaine            3.5           2.8
(Oil & Gas)

Groupe Danone                      3.3           2.1
(Foods)

Credit Commercial de France Ord.   3.0           3.1
(Banks)

Rhone Poulenc SA Class A           3.0           2.4
(Drugs & Pharmaceuticals)

Societe Generale Class A           2.9           3.6
(Banks)

Canal Plus SA                      2.5           1.7
(Broadcasting)

Credit Local de France             2.5           0.0
(Banks)

Schneider SA                       2.5           1.8
(Electronics)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            20.2           19.1

Durables                           9.2            5.2

Energy                             8.7            5.9

Health                             7.9            4.9

Technology                         7.6            2.8

Media & Leisure                    7.1            11.2

Retail & Wholesale                 7.1            9.4

Nondurables                        5.4            8.2

Industrial Machinery & Equipment   5.2            4.0

Construction & Real Estate         4.6            6.9


FRANCE
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 87.8%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 3.5%
AEROSPACE & DEFENSE - 1.1%
Industrielle d'Aviation Latecoere SA  665 $ 60,673
DEFENSE ELECTRONICS - 2.4%
Dassault Electronique SA  950  80,631
Europeene De Propulsion SA  503  47,119
  127,750
TOTAL AEROSPACE & DEFENSE   188,423
BASIC INDUSTRIES - 2.6%
CHEMICALS & PLASTICS - 1.2%
L'Air Liquide  418  64,364
METALS & MINING - 1.4%
Eramet SA  712  32,960
Pechiney SA Class A  1,000  42,838
  75,798
TOTAL BASIC INDUSTRIES   140,162
CONSTRUCTION & REAL ESTATE - 4.6%
BUILDING MATERIALS - 1.9%
Lafarge Coppee SA  1,710  102,386
CONSTRUCTION - 1.4%
Compagnie de Saint Gobain  570  76,756
REAL ESTATE - 0.7%
Immeubles de France, Ste Des  570  36,042
REAL ESTATE INVESTMENT TRUSTS - 0.6%
Societe Francaise d'Investissements Immobiliers
 et de Gescion (SEFIMEG) (Reg.)  380  29,294
TOTAL CONSTRUCTION & REAL ESTATE   244,478
DURABLES - 9.2%
AUTOS, TIRES, & ACCESSORIES - 3.3%
Sylea SA  760  87,658
Valeo SA  1,453  86,999
  174,657
CONSUMER DURABLES - 1.3%
l'Europeenne d'Extincteurs  1,192  70,022
HOME FURNISHINGS - 1.3%
Strafor Facom SA  950  71,936
TEXTILES & APPAREL - 3.3%
Alain Manoukian SA  3,779  59,001
Christian Dior SA  903  119,836
  178,837
TOTAL DURABLES   495,452
ENERGY - 8.7%
ENERGY SERVICES - 1.2%
Compagnie Generale de
 Geophysique SA (a)  950  67,672
OIL & GAS - 7.5%
Nationale Elf Aquitaine  2,360  188,284
Total SA Class B  2,722  212,437
  400,721
TOTAL ENERGY   468,393

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
FINANCE - 17.8%
BANKS - 12.9%
Credit Commercial de France Ord.   3,610 $ 161,971
Credit Local de France (c)  1,545  132,609
Credit Lyonnais (a)  1,140  31,125
Paribas SA (Cie Financiere) Class A  1,900  121,995
Societe Generale Class A  1,440  154,848
Union Financiere de France SA  722  88,770
  691,318
CREDIT & OTHER FINANCE - 2.1%
Compagnie Europenne de
 Telesecurite (C.E.T.)  570  45,609
Axime SA Ex Segin (a)  665  68,914
  114,523
INSURANCE - 2.8%
Cardif SA  570  77,869
Scor SA  1,900  72,863
  150,732
TOTAL FINANCE   956,573
HEALTH - 5.4%
DRUGS & PHARMACEUTICALS - 5.4%
Rhone Poulenc SA Class A  5,385  159,217
Synthelabo  1,373  130,762
TOTAL HEALTH   289,979
HOLDING COMPANIES - 1.4%
HOLDING COMPANIES - 1.4%
Lagardere S.C.A. (Reg.)  2,330  73,438
INDUSTRIAL MACHINERY & EQUIPMENT - 3.8%
ELECTRICAL EQUIPMENT - 2.0%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  1,264  107,553
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Sidel SA  1,445  96,192
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   203,745
MEDIA & LEISURE - 7.1%
BROADCASTING - 4.5%
Canal Plus SA  545  134,655
NRJ SA  820  105,301
  239,956
LEISURE DURABLES & TOYS - 1.0%
Zodiac SA  200  55,425
PUBLISHING - 1.6%
Filipacchi Medias  400  85,870
TOTAL MEDIA & LEISURE   381,251
NONDURABLES - 5.4%
FOODS - 3.3%
Groupe Danone  1,292  176,503
HOUSEHOLD PRODUCTS - 2.1%
Clarins SA  725  99,610
Clarins SA (rights) (a)  800  13,755
  113,365
TOTAL NONDURABLES   289,868
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 7.1%
GENERAL MERCHANDISE STORES - 5.5%
Carrefour Supermarche SA  341 $ 188,801
Galeries Lafayette SA (a)  293  105,386
  294,187
GROCERY STORES - 1.6%
Guyenne et Gascogne SA  240  86,417
TOTAL RETAIL & WHOLESALE   380,604
SERVICES - 2.4%
LEASING & RENTAL - 0.9%
Cipe France SA  380  46,499
SERVICES - 1.5%
Publicis SA  950  81,577
TOTAL SERVICES   128,076
TECHNOLOGY - 7.6%
COMMUNICATIONS EQUIPMENT - 1.2%
Com 1 SA  1,186  64,114
COMPUTER SERVICES & SOFTWARE - 2.9%
Cap Gemini Sogeti SA (a)  1,140  55,398
Cegid SA  560  54,317
Infogrames Entertainment SA (a)  427  47,667
  157,382
COMPUTERS & OFFICE EQUIPMENT - 1.0%
Compagnie des Machines Bull SA  8,550  52,061
ELECTRONICS - 2.5%
Schneider SA  2,708  132,123
TOTAL TECHNOLOGY   405,680
UTILITIES - 1.2%
WATER - 1.2%
Lyonnaise des Eaux Dumez SA (a)  760  67,042
TOTAL COMMON STOCKS
 (Cost $4,320,243)   4,713,164
CONVERTIBLE BONDS - 6.3%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (B)
FINANCE - 2.4%
INSURANCE - 2.4%
Axa SA 6%, 1/1/01  - FRF 497,295  128,245
HEALTH - 2.5%
DRUGS & PHARMACEUTICALS - 2.5%
Sanofi SA 4%, 1/1/00 - FRF 421,600  136,159
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
Carbone Lorrane, Le
 3 1/4%, 1/1/01 - FRF 250,000  75,917
TOTAL CONVERTIBLE BONDS
 (Cost $307,707)   340,321
CASH EQUIVALENTS - 5.9%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 315,048 $ 315,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,942,950)  $ 5,368,485
CURRENCY ABBREVIATIONS
FRF - French franc
LEGEND
(a)  Non-income producing
(b) Principal amount is stated in United States dollars unless otherwise noted.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $132,609 or 2.4% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $10,626,832 and $6,261,907, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,234 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $4,955,192. Net unrealized appreciation aggregated $413,293 of which $527,011 related to appreciated investment securities and $113,718 related to depreciated investment securities.
For the period, interest and dividends from foreign countries were $200,952. Taxes accrued or paid to foreign countries were $28,052.
FRANCE
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at value (including repurchase agreements of $315,000) (cost $4,942,950) - See               $ 5,368,485

accompanying schedule


Cash                                                                                                                    205


Receivable for investments sold                                                                                         153,758


Receivable for fund shares sold                                                                                         1,445


Dividends receivable                                                                                                    54,722


Receivable from investment adviser for expense reductions                                                               11,846


 TOTAL ASSETS                                                                                                           5,590,461


LIABILITIES


Payable for fund shares redeemed                                                                            $ 23,520


Accrued management fee                                                                                       3,529


Other payables and                                                                                           21,631

accrued expenses


 TOTAL LIABILITIES                                                                                                      48,680


NET ASSETS                                                                                                             $ 5,541,781


Net Assets consist of:


Paid in capital                                                                                                        $ 4,616,316


Undistributed net investment income                                                                                     87,666


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                     415,033


Net unrealized appreciation (depreciation) on investments                                                               422,766

and assets and liabilities in

foreign currencies


NET ASSETS, for 452,619                                                                                                $ 5,541,781

shares outstanding


NET ASSET VALUE and redemption price per share ($5,541,781 (divided by) 452,619 shares)                                 $12.24


Maximum offering price per share (100/97.00 of $12.24)                                                                  $12.62



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS)
 TO OCTOBER 31, 1996

INVESTMENT INCOME                                                              $ 195,545
Dividends

Interest                                                                        36,250

                                                                                231,795

Less foreign taxes withheld                                                     (28,052
                                                                               )

 TOTAL INCOME                                                                   203,743

EXPENSES

Management fee                                                     $ 41,011

Transfer agent fees                                                 17,581

Accounting fees and expenses                                        57,381

Non-interested trustees' compensation                               20

Custodian fees and expenses                                         67,765

Registration fees                                                   42,908

Audit                                                               28,906

Legal                                                               50

Miscellaneous                                                       96

 Total expenses before reductions                                   255,718

 Expense reductions                                                 (146,894    108,824
                                                                   )

NET INVESTMENT INCOME                                                           94,919

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              418,090

 Foreign currency transactions                                      377         418,467

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              425,535

 Assets and liabilities in foreign currencies                       (2,769      422,766
                                                                   )

NET GAIN (LOSS)                                                                 841,233

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 936,152

OTHER INFORMATION                                                              $ 29,370
Sales charges paid to FDC

 Expense reductions                                                            $ 135
  Custodian interest credits

  FMR reimbursement                                                             146,759

                                                                               $ 146,894


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                   $ 94,919
Net investment income

 Net realized gain (loss)                                                     418,467

 Change in net unrealized appreciation (depreciation)                         422,766

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              936,152

Distributions to shareholders from net investment income                      (10,687)

Share transactions                                                            11,366,476
Net proceeds from sales of shares

 Reinvestment of distributions                                                10,618

 Cost of shares redeemed                                                      (6,790,666)

 Redemption fees                                                              29,888

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      4,616,316

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     5,541,781

NET ASSETS

 Beginning of period                                                          -

 End of period (including undistributed net investment income of $87,666)    $ 5,541,781

OTHER INFORMATION
Shares

 Sold                                                                         1,041,015

 Issued in reinvestment of distributions                                      1,052

 Redeemed                                                                     (589,448)

 Net increase (decrease)                                                      452,619



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER 1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                  $ 10.00

Income from Investment Operations

 Net investment income                                                                                                .23

 Net realized and unrealized gain (loss)                                                                              1.98

 Total from investment operations                                                                                     2.21



Less Distributions

 From net investment income                                                                                           (.04)

Redemption fees added to paid in capital                                                                               .07

Net asset value, end of period                                                                                       $ 12.24

TOTAL RETURN A, B                                                                                                    22.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                             $ 5,542

Ratio of expenses to average net assets                                                                              2.00% C

Ratio of net investment income to average net assets                                                                   1.74%

Portfolio turnover rate                                                                                                129%

Average commission rate D                                                                                           $ .1932

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS
SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


GERMANY
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses during the period shown, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                      PAST 1   LIFE OF
OCTOBER 31, 1996                  YEAR     FUND

GERMANY                           13.40%   13.40%

GERMANY (INCL. 3% SALES CHARGE)   10.00%   10.00%

Deutscher Aktienindex 100         12.88%   12.88%

European Region Funds Average     17.03%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Deutscher Aktienindex (DAX) 100 - a market capitalization weighted index of the 100 most heavily traded stocks in the German market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                      PAST 1   LIFE OF
OCTOBER 31, 1996                  YEAR     FUND

GERMANY                           13.40%   13.40%

GERMANY (INCL. 3% SALES CHARGE)   10.00%   10.00%

Deutscher Aktienindex 100         12.88%   12.88%

European Region Funds Average     17.03%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961108 142647 S00000000000001
             Germany                     EX DAX 100
             00346                       EX002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9622.40                     9965.44
  1995/12/31       9835.80                    10210.69
  1996/01/31      10320.80                    10660.65
  1996/02/29      10369.30                    10743.29
  1996/03/31      10495.40                    10726.01
  1996/04/30      10194.70                    10329.62
  1996/05/31      10573.00                    10594.27
  1996/06/30      10650.60                    10868.98
  1996/07/31      10524.50                    10834.10
  1996/08/31      10660.30                    11091.29
  1996/09/30      10747.60                    11192.08
  1996/10/31      10999.80                    11287.60
IMATRL PRASUN   SHR__CHT 19961031 19961108 142648 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity Germany Fund on November 1, 1995, when the fund started and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $11,000 - a 10.00% increase on the initial investment. For comparison, look at how the Deutscher Aktienindex 100 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,288 - a 12.88% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
GERMANY
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Alexandra Edzard became portfolio manager of the Fidelity Germany Fund on September 1, 1996.
Q. HOW HAS THE FUND PERFORMED, ALEXANDRA?
A. For the year that ended October 31, 1996, the fund returned 13.40%. The fund's benchmark - the Deutscher Aktienindex 100 - returned 12.88% for the same 12-month period. The total return for the European region funds average was 17.03% for the same period, according to Lipper Analytical Services.
Q. WHAT HAS THE INVESTMENT ENVIRONMENT BEEN LIKE FOR THE GERMAN MARKET DURING THE PAST SIX MONTHS?
A. From a microeconomic point of view, I'd characterize the environment as slowly improving, with German companies beginning to make changes for the better. Across the country, some companies' top management teams are learning to more carefully focus their efforts on their core businesses and to set return targets comparable with other international companies. For many companies, a period of too low returns due to "diworsefication" - where companies have made acquisitions outside their core businesses - appears to be coming to an end. They have restructured, set reasonable return targets and implemented new strategies. From a macroeconomic point of view, on the other hand, the environment continued to be tough. The country's unemployment rate remained above 11%, and the end of the period left many investors still waiting for some signs that the economy was picking up steam. There was a small indication of improvement when business sentiment strengthened very late in the period.
Q. HOW HAVE YOU STRUCTURED THE PORTFOLIO SO FAR?
A. I mainly invested in blue chip companies with proactive management teams, clear strategies, and restructuring programs with realistic and achievable return goals. One example is electric utility Veba. Another is Volkswagen, which has embarked on a restructuring/platform consolidation program cutting costs and revamping its product lines. I also have found opportunities in a few smaller companies that are special situations, have attractive valuations or are growth stocks. An example is MLP, an insurance broker that had high growth rates due to a unique format in Germany. Another example is Rhoen Klinikum, a private hospital company which benefited in a regulated environment from its low cost and high service approach.
Q. WHERE ELSE DID YOU FIND OPPORTUNITIES?
A. Porsche, the sports car manufacturer, was a strong performer. As a company producing only 30,000 units annually, it benefited from strong volumes and the lower cost of its two new models.
Q. TWO CHEMICAL COMPANIES - BASF AND HOECHST - REPRESENTED ABOUT 9% OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. WHAT MADE THESE COMPANIES ATTRACTIVE?
A. These companies have presented very credible cost-cutting targets and, as a result, return goals. That was reflected in their recent strong share price performance.
Q. WHERE HAS THE FUND BEEN UNDERWEIGHTED COMPARED TO THE INDEX?
A. Since taking over the fund, I have maintained a lighter weighting than the index in engineering companies and department stores. Many engineering companies - especially the smaller ones - are heavily dependent on revenues generated from exports. Those that are export-dependent still struggle under an unfavorable cost structure after a number of years of an appreciating deutsche mark. Retailers, on the other hand, weren't helped by high unemployment and very low levels of consumer spending on nondurable goods.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. The software maker SAP was a disappointment. As SAP's customers made structural changes, their demand for SAP products declined. That surprised many market participants, myself included. Fortunately, I was underweighted in SAP relative to the fund's benchmark. Another weak performer was the semiconductor chip manufacturer Siemens, which was hurt by the dramatic decline in DRAM prices.
Q. WHAT IS YOUR OUTLOOK FOR THE GERMAN MARKET?
A. The market already appears to be anticipating the benefits that will come from restructuring, although in many cases, those benefits have yet to materialize. Even so, I believe that further structural and managerial changes could have a very positive effect on stock prices over the next few years. What's more, the prospects for an economic recovery don't appear to be factored into stock prices yet. That said, continued improvement in business confidence would likely be a positive for German stock prices.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of German issuers
FUND NUMBER: 346
TRADING SYMBOL: FGERF *
START DATE: November 1, 1995
SIZE: as of October 31, 1996, more than
$7 million
MANAGER: Alexandra Edzard, since September
1, 1996; joined Fidelity in 1994
* TEMPORARY TRADING SYMBOL
(checkmark)
ALEXANDRA EDZARD ON HER INVESTMENT STYLE:
"When selecting stocks for the fund, I follow purely a bottom-up approach, meaning that I don't invest with a broad view of the economy or sectors.
Instead, I invest stock by stock, looking at the fundamentals or business prospects for each company in which I invest.
"In this type of environment, the management team of a given company is very important in my stock selection. I try to find companies with proactive management teams that focus on generating cash, have adequate and realistic return targets, are committed to restructuring, and are willing to change in order to create shareholder value."
GERMANY
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Other 5.6%
Row: 1, Col: 1, Value: 5.6
Row: 1, Col: 2, Value: 94.40000000000001
Germany 94.4%
AS OF APRIL 30, 1996
Other 3.3%
Row: 1, Col: 1, Value: 3.3
Row: 1, Col: 2, Value: 96.7
Germany 96.7%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Common Stocks            82.2          81.2

Preferred Stocks         14.2          18.8

Short-term investments   3.6           0.0

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     6 MONTHS AGO

Allianz Versich Holdings Ord. (Reg.)   8.6           0.0
(Insurance)

Veba AG Ord.                           7.3           6.3
(Electric Utility)

Bayer AG                               5.9           5.7
(Chemicals & Plastics)

Siemens AG                             5.4           5.3
(Electrical Equipment)

Daimler-Benz AG Ord.                   5.2           6.2
(Autos, Tires, & Accessories)

BASF AG                                4.7           0.0
(Chemicals & Plastics)

RWE AG                                 4.5           4.7
(Electric Utility)

Volkswagen AG                          4.5           4.5
(Autos, Tires, & Accessories)

Hoechst  AG  Ord.                      4.1           0.0
(Chemicals & Plastics)

Deutsche Bank AG                       3.4           6.6
(Banks)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

Finance                            27.3          18.3

Durables                           19.8          20.3

Basic Industries                   19.5          23.6

Utilities                          11.8          11.7

Health                             6.2           8.0

Industrial Machinery & Equipment   5.4           6.7

Transportation                     2.1           2.6

Technology                         1.9           0.0

Retail & Wholesale                 1.0           5.9

Nondurables                        0.9           0.0


GERMANY
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 82.2%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 19.5%
CHEMICALS & PLASTICS - 15.8%
BASF AG  10,400 $ 336,128
Bayer AG  11,300  425,811
Hoechst AG Ord.   7,800  293,512
Sommer-Allibert Industrie AG  1,400  74,245
  1,129,696
IRON & STEEL - 2.2%
Mannesmann AG Ord.   400  156,079
METALS & MINING - 1.5%
Metallgesellschaft AG Ord. (a)  6,000  111,348
TOTAL BASIC INDUSTRIES   1,397,123
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Tarkett AG  1,600  34,573
DURABLES - 11.0%
AUTOS, TIRES, & ACCESSORIES - 8.8%
Bayerische Motoren Werke (BMW) AG  150  87,997
Continental Gummi-Werke AG  5,200  90,609
Daimler-Benz AG Ord. (a)  6,300  371,372
Kolbenschmidt AG (a)  5,900  75,404
  625,382
HOME FURNISHINGS - 1.1%
Moebel Walther AG  1,400  80,701
TEXTILES & APPAREL - 1.1%
Adidas AG  920  78,790
TOTAL DURABLES   784,873
FINANCE - 27.3%
BANKS - 14.1%
ABN-AMRO Holdings NV  1,900  107,129
Bayerische Hypotheken-und
 Wechselbank AG  4,700  138,868
Bayerische Vereinsbank AG Ord.   2,250  85,230
Commerzbank AG  8,000  179,294
Deutsche Bank AG  5,200  242,195
Dresdner Bank AG Ord.  8,200  218,782
Julius Baer Holding AG  35  36,685
  1,008,183
INSURANCE - 13.2%
Allianz Versich Holdings Ord. (Reg.)  340  613,498
Koelnische Ruckesich (Reg.)  72  55,970
Marschollek Lautenschlaeger und
 Partner AG  700  106,064
Marschollek Lautenschlaeger und
 Partner AG (rights)  700  1,153
Munich Reinsurance AG (Reg.)  70  167,858
  944,543
TOTAL FINANCE   1,952,726
HEALTH - 6.2%
DRUGS & PHARMACEUTICALS - 0.4%
Schwarz Pharma AG  400  30,726
MEDICAL EQUIPMENT & SUPPLIES - 1.9%
Gehe AG  2,000  135,051

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
MEDICAL FACILITIES MANAGEMENT - 3.9%
Fresenius Medical Care AG
 sponsored ADR (a)  4,781 $ 142,235
Rhoen Klinikum AG  1,150  137,883
  280,118
TOTAL HEALTH   445,895
INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%
ELECTRICAL EQUIPMENT - 5.4%
Siemens AG  7,500  387,661
RETAIL & WHOLESALE - 1.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 1.0%
Eurobike AG (a)  3,300  72,828
TECHNOLOGY - 1.9%
COMPUTER SERVICES & SOFTWARE - 1.9%
SAP (Systeme Anwendungen
 Produkte) AG  1,050  137,445
TRANSPORTATION - 2.1%
AIR TRANSPORTATION - 2.1%
Lufthansa  11,300  149,108
UTILITIES - 7.3%
ELECTRIC UTILITY - 7.3%
Veba AG Ord.   9,800  522,942
TOTAL COMMON STOCKS
 (Cost $5,650,968)   5,885,174
NONCONVERTIBLE PREFERRED STOCKS - 14.2%
(% OF FUND'S INVESTMENTS)
DURABLES - 8.8%
AUTOS, TIRES, & ACCESSORIES - 8.8%
Bayerische Motoren Werke (BMW) AG  450  186,172
Porsche AG (a)  180  121,546
Volkswagen AG  1,050  320,959
  628,677
NONDURABLES - 0.9%
BEVERAGES - 0.9%
Berentzen-Gruppe AG (a)  1,900  68,718
UTILITIES - 4.5%
ELECTRIC UTILITY - 4.5%
RWE AG  9,500  321,684
TOTAL NONCONVERTIBLE PREFERRED STOCKS
 (Cost $923,792)   1,019,079
CASH EQUIVALENTS - 3.6%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 256,039  256,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,830,760)  $ 7,160,253
LEGEND
(a) Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $13,088,853 and $6,799,161, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $8,857 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $6,832,219. Net unrealized appreciation aggregated $328,034, of which $460,430 related to appreciated investment securities and $132,396 related to depreciated investment securities.
For the period, interest and dividends from foreign countries were $117,370. Taxes accrued or paid to foreign countries were $11,645.
GERMANY
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at value (including repurchase agreements of $256,000) (cost $6,830,760) - See               $ 7,160,253

accompanying schedule


Cash                                                                                                                    139


Receivable for fund shares sold                                                                                         49,859


Dividends receivable                                                                                                    3,316


Receivable from investment adviser for expense reductions                                                               7,822


 TOTAL ASSETS                                                                                                           7,221,389


LIABILITIES


Payable for fund shares redeemed                                                                            $ 24,333


Accrued management fee                                                                                       4,460


Other payables and                                                                                           14,326

accrued expenses


 TOTAL LIABILITIES                                                                                                      43,119


NET ASSETS                                                                                                             $ 7,178,270


Net Assets consist of:


Paid in capital                                                                                                        $ 6,557,357


Undistributed net investment income                                                                                     6,207


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                     285,262


Net unrealized appreciation (depreciation) on investments                                                               329,444

and assets and liabilities in

foreign currencies


NET ASSETS, for 632,821                                                                                                $ 7,178,270

shares outstanding


NET ASSET VALUE and redemption price per share ($7,178,270 (divided by) 632,821 shares)                                 $11.34


Maximum offering price per share (100/97.00 of $11.34)                                                                  $11.69



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS)
 TO OCTOBER 31, 1996

INVESTMENT INCOME                                                              $ 117,370
Dividends

Interest                                                                        10,409

                                                                                127,779

Less foreign taxes withheld                                                     (11,645
                                                                               )

 TOTAL INCOME                                                                   116,134

EXPENSES

Management fee                                                     $ 41,319

Transfer agent fees                                                 19,261

Accounting fees and expenses                                        57,381

Non-interested trustees' compensation                               19

Custodian fees and expenses                                         26,357

Registration fees                                                   43,501

Audit                                                               28,906

Legal                                                               55

Miscellaneous                                                       7

 Total expenses before reductions                                   216,806

 Expense reductions                                                 (107,232    109,574
                                                                   )

NET INVESTMENT INCOME                                                           6,560

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              285,262

 Foreign currency transactions                                      (353        284,909
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              329,493

 Assets and liabilities in                                          (49         329,444
 foreign currencies                                                )

NET GAIN (LOSS)                                                                 614,353

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 620,913

OTHER INFORMATION                                                              $ 53,774
Sales charges paid to FDC

 Expense reductions                                                            $ 228
  Custodian interest credits

  FMR reimbursement                                                             107,004

                                                                               $ 107,232


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                  $ 6,560
Net investment income

 Net realized gain (loss)                                                    284,909

 Change in net unrealized appreciation (depreciation)                        329,444

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             620,913

Share transactions                                                           9,994,580
Net proceeds from sales of shares

 Cost of shares redeemed                                                     (3,453,139
                                                                            )

 Redemption fees                                                             15,916

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     6,557,357

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    7,178,270

NET ASSETS

 Beginning of period                                                         -

 End of period (including undistributed net investment income of $6,207)    $ 7,178,270

OTHER INFORMATION
Shares

 Sold                                                                        951,953

 Redeemed                                                                    (319,132
                                                                            )

 Net increase (decrease)                                                     632,821



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER 1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                $ 10.00

Income from Investment Operations

 Net investment income                                                                                                   .01

 Net realized and unrealized gain (loss)                                                                           1.31

 Total from investment operations                                                                                       1.32



Redemption fees added to paid in capital                                                                               .02

Net asset value, end of period                                                                                           $ 11.34

TOTAL RETURN A, B                                                                                                      13.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                              $ 7,178

Ratio of expenses to average net assets                                                                               2.00% C

Ratio of net investment income to average net assets                                                                  .12%

Portfolio turnover rate                                                                                              133%

Average commission rate D                                                                                               $ .1714

A THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD
HAVE BEEN HIGHER (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER
SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT
MAY VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION
RATE STRUCTURES MAY DIFFER.


HONG KONG AND CHINA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. CUMULATIVE TOTAL RETURNS
PERIOD ENDED                                  PAST 1   LIFE OF
OCTOBER 31, 1996                              YEAR     FUND

HONG KONG AND CHINA                           29.83%   29.83%

HONG KONG AND CHINA (INCL. 3% SALES CHARGE)   25.93%   25.93%

Hang Seng Index                               31.55%   31.55%

Pacific Ex-Japan Funds Average                5.45%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Hang Seng Index - a market capitalization weighted index of the stocks of the 33 largest companies in the Hong Kong market. You can also compare the fund's performance to the Pacific Ex-Japan funds average, which reflects the performance of 52 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. during the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                                  PAST 1   LIFE OF
OCTOBER 31, 1996                              YEAR     FUND

HONG KONG AND CHINA                           29.83%   29.83%

HONG KONG AND CHINA (INCL. 3% SALES CHARGE)   25.93%   25.93%

Hang Seng Index                               31.55%   31.55%

Pacific Ex-Japan Funds Average                5.45%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961108 142828 S00000000000001
             Hong Kong and China         EX Hang Seng
             00352                       EX004
  1995/11/01       9700.00                    10000.00
  1995/11/30       9729.10                    10056.30
  1995/12/31       9942.65                    10356.20
  1996/01/31      11136.94                    11708.58
  1996/02/29      11001.00                    11494.93
  1996/03/31      10787.39                    11345.73
  1996/04/30      10816.52                    11378.92
  1996/05/31      11156.36                    11718.38
  1996/06/30      11010.71                    11486.92
  1996/07/31      10738.84                    11173.46
  1996/08/31      11272.87                    11704.20
  1996/09/30      12010.80                    12514.94
  1996/10/31      12593.38                    13154.67
IMATRL PRASUN   SHR__CHT 19961031 19961108 142830 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity Hong Kong and China Fund on November 1, 1995, when the fund started and the 3% sales charge was paid. As the charts shows, by October 31, 1996, the value of the investment would have grown to $12,593 - a 25.93% increase on the initial investment. For comparison, look at how the Hang Seng Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,155 - a 31.55% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
HONG KONG AND CHINA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Joseph Tse, Portfolio Manager of Fidelity Hong Kong and China Fund
Q. HOW DID THE FUND PERFORM, JOSEPH?
A. The fund did pretty well during its first year, significantly outperforming its peer group, but slightly lagging its benchmark index. During the 12 months that ended on October 31, 1996, the fund returned 29.83%, while the Pacific Ex-Japan funds average had a return of 5.45% during the same period, according to Lipper Analytical Services. The Hang Seng Index was up 31.55% during the same period.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE IN THE AREA OVER THE PAST SIX
MONTHS?
A. During the first half of the past six months, the market was uneventful, more or less moving sideways and consolidating the steep gains from the first quarter of calendar 1996. Inflows to the market were negligible during this three-month period. Over the past three months, however, the market has moved almost straight up based, I think, on three factors. First, there was a strengthening of the property market, particularly on the residential side. The property - or real estate - market in Hong Kong is the most important sector of the stock market by far. The property market here may be unique in all the world. Hong Kong has more than 7,000,000 people in an area less than half the size of Rhode Island. Land is finite and everyone wants to own their own home. So the property market is a good indication of the state of the Hong Kong economy. The second factor was that encouraging figures began to come out of China confirming the trend of lowering interest rates there. Finally, the concern about the potential rise in U.S. interest rates - which the Hong Kong rates generally are pegged to - subsided. These three factors, combined with some stronger investment inflows, produced a pretty encouraging investment environment in Hong Kong. In general, the stock market was led upward by the larger, blue chip companies.
Q. AGAINST THIS BACKDROP, WHAT WERE THE KEYS TO THE FUND'S PERFORMANCE?
A. The fund had a strong position in property companies that did quite well during the period. I was about as invested in this sector, which makes up more than 40% of the Hang Seng Index, as the fund's prospectus allows, and the choice of stocks I invested in and the fund's weightings in them worked out well. These stocks included a number of the fund's larger holdings, such as Sun Hung Kai Properties, Henderson Land Development, Cheung Kong Holdings and New World Development, which are all among the largest property companies in Hong Kong. The larger companies have a clear long-term advantage over their smaller competitors in that they have the financial resources to purchase land cheaply and invest in major projects that may not provide returns for years to come. Another property company, Great Eagle, which specializes in the rental of office space, was flat during most of the period, which hurt performance, but began a dramatic rise as the period was ending. Finally, the fund was underweighted in the utilities, which performed poorly during the period. In this case, what I didn't hold helped the fund's performance.
Q. THE FUND'S LARGEST HOLDING, HSBC, PERFORMED WELL DURING THE PERIOD . . .
A. HSBC, a global bank and the leading financial institution in Hong Kong, performed very well, up close to 40% over the past six months. In my opinion, it's a low-risk way to play the Hong Kong-China market because of its numerous investments and gives investors an excellent entree into Asia. This stock was relatively flat during the prior six months, but saw investments from London-based institutions over the most recent six months, which helped the stock. However, I was limited in how much of the fund's holdings I could invest in any one security and, in this case, HSBC made up more of the fund's index than I could invest in it. To compensate for this differential, I invested in some smaller Hong Kong banks. However, these positions did not perform nearly as well as HSBC, and they were a drag on the fund's performance.
Q. LET'S FOCUS FOR A MINUTE ON SOME OF YOUR LARGER HOLDINGS IN THE PROPERTY SECTOR . . .
A. Sun Hung Kai generally is known as the best-managed property company in Hong Kong, with a long history of accumulating valuable land. It's also the only such company with a real franchise in building apartments, which otherwise are viewed as commodities. So Sun Hung Kai can command a premium for their properties, can sell them better during down periods and can earn higher net margins. Unlike Sun Hung Kai, whose business is 40% rental and 60% sales of properties, Henderson Land Development is strictly a property development and sales company, with no rental business. It's probably been the best performing stock in Hong Kong over the past decade, and it appreciated over 24% during the past six months. It's success has been based on a focus on doing one thing - property development and sales - very well, as well as on the accumulation of inexpensive land that can be developed in the future.
Q. LET'S SHIFT GEARS AND LOOK AT A TOP HOLDING IN ANOTHER SECTOR. IT LOOKS LIKE YOU TRIPLED THE FUND'S HOLDINGS IN HONG KONG TELECOMMUNICATIONS . . .
A. Hong Kong Telecom is one of the most important companies in the market but, similar to other utilities in Hong Kong, its stock had performed poorly for some time and the fund held only a small position entering the past six months. I increased my holdings over the past six months for a couple of reasons. First, I thought the company began to look inexpensive in both absolute and relative terms after a period of severe underperformance. Second, I saw the company as a good, liquid way to invest in China. In fact, Chinese phone traffic makes up more than half of Hong Kong Telecom's traffic, and continues to grow.
Q. IS THE FUND INVESTING DIRECTLY IN CHINA?
A. All of Hong Kong is China, meaning that the main way to make money in Hong Kong is through China, but not directly, at least not through listed investment vehicles. There are a few companies in China that are reasonable investments, but for the most part they are very rare. However, the money made in China flows back to the Hong Kong property market as I mentioned earlier. So in effect, investing in the Hong Kong property market is one of the best ways to invest in China.
Q. HOW DO YOU SEE THE MARKET OVER THE NEXT SIX MONTHS OR SO?
A. I'm pretty positive about the future, but the market has had a very good run over the past year, up about 30%. I wouldn't call the market dirt cheap at the moment. To stay healthy, I'd say the market should take a rest and consolidate its gains for the next few months. That said, we haven't yet seen many marginal investors - traditionally from the U.S. and Japan - pouring money into this market as they did in 1993 when the market doubled. I think a moderate version of that could happen again, but I don't know when.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Hong Kong and Chinese issuers
FUND NUMBER: 352
TRADING SYMBOL: FHKCX
START DATE: November 1, 1995
SIZE: as of October 31, 1996, more than
$109 million
MANAGER: Joseph Tse, since inception;
director of research, Fidelity Investments
Management [Hong Kong], since 1994;
manager, Asian portion of various global equity funds, since 1993; analyst covering
Hong Kong and Chinese equities, 1990 to
1993; joined Fidelity in 1990
(checkmark)
JOSEPH TSE ON THE CHANGE IN GOVERNANCE OF HONG KONG
NEXT JUNE:
"So far, the coming changeover from British to Chinese rule next June has proven to be a positive for the stock market. The bull market over the past three months has had a lot to do with investors' optimism about the changeover. The market sentiment has turned from mostly undecided at the beginning of this year and last year to positive, and almost a consensus that the changeover will produce a better investment environment at least for the foreseeable future.
"Investors believe that China would not want the Hong Kong market to go down the drain immediately after June 1997. The stock market is a very good indicator of that sentiment. If things weren't going well, the stock market would have responded very negatively. Yet investors see money continuing to come into the Hong Kong property and financial markets from China. They're also seeing political events - such as the election of a new governor of the Special Administrative Region - as non-events, more or less, which is different from how they saw such events in past years. In essence, investors now realize that the changeover really has taken place already, and has taken place for some time. It's not an overnight thing and never should have been seen that way.
"Ten years ago, we saw people moving out of Hong
Kong to the United States, Canada and Australia, for example, because they were concerned about the changeover a decade away. Today, we're seeing those people move back - and they're bringing human and financial resources with them. When the official day comes for the changeover in June, it's going to be uneventful, a non-event. In fact, there are agreements between Hong Kong, China and Great
Britain that Hong Kong will be kept status quo for 50 years. People finally are believing that."
HONG KONG AND CHINA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

Other 7.4%
Row: 1, Col: 1, Value: 7.4
Row: 1, Col: 2, Value: 92.59999999999999
Hong Kong 92.6%
AS OF APRIL 30, 1996
Other 3.6%
Row: 1, Col: 1, Value: 3.6
Row: 1, Col: 2, Value: 96.40000000000001
Hong Kong 96.4%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO


Stocks                   95.8          98.3

Short-term investments   4.2           1.7

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                      % OF FUND'S   % OF FUND'S
                                      INVESTMENTS   INVESTMENTS
                                                    6 MONTHS AGO

HSBC Holdings PLC                     14.8          12.6
(Banks)

Sun Hung Kai Properties Ltd.          9.8           10.0
(Real Estate)

Hutchison Whampoa Ltd. Ord.           9.7           8.8
(Electrical Equipment)

Henderson Land Development Co. Ltd.   9.6           5.0
(Real Estate)

Cheung Kong Holdings Ltd.             4.8           6.1
(Real Estate)

New World Development Co.             4.8           2.4
(Real Estate)

Hang Seng Bank Ltd.                   4.7           5.0
(Banks)

Great Eagle Holdings Ltd.             4.3           4.2
(Real Estate)

Wharf Holdings Ltd.                   4.1           4.9
(Real Estate)

Hong Kong Telecommunications Ltd.     3.8           2.0
(Telephone Services)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Construction & Real Estate         43.9           35.8

Finance                            22.5           22.2

Industrial Machinery & Equipment   10.6           10.0

Utilities                          5.6            8.5

Transportation                     4.3            4.3

Retail & Wholesale                 3.1            2.3

Holding Companies                  2.3            9.9

Durables                           1.6            0.0

Media & Leisure                    1.3            4.1

Nondurables                        0.6            1.0


HONG KONG AND CHINA
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.8%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - 43.9%
CONSTRUCTION - 2.8%
Cheung Kong Infrastructure
 Holdings Ltd. (a)  1,196,000 $ 2,227,361
Hopewell Holdings Ltd.   1,280,000  860,816
  3,088,177
REAL ESTATE - 41.1%
Cheung Kong Holdings Ltd.   664,000  5,324,229
Great Eagle Holdings Ltd.   1,475,532  4,742,114
Henderson Land Development Co. Ltd.   1,194,700  10,622,543
Henderson Investment Ltd.   586,000  640,400
Hong Kong Land Holdings Ltd.   290,000  646,700
Hysan Development Co. Ltd.   494,000  1,584,439
Hysan Development Co. Ltd.
 (warrants) (a)  49,600  23,895
Kerry Properties Ltd. (a)  136,000  320,116
New World Development Co. Ltd.   913,307  5,315,281
Sino Land Co. Ltd. (a)  864,000  960,968
Sun Hung Kai Properties Ltd.   949,000  10,800,548
Wharf Holdings Ltd. (b)   1,096,000  4,521,663
  45,502,896
TOTAL CONSTRUCTION & REAL ESTATE   48,591,073
DURABLES - 1.6%
AUTOS, TIRES, & ACCESSORIES - 1.6%
Gold Peak Industries Ltd.   706,000  438,271
Sime Darby Hongkong Ltd.   1,154,000  1,365,601
  1,803,872
FINANCE - 22.5%
BANKS - 21.8%
Bank of East Asia  214,200  836,611
Dao Heng Bank Group Ltd.   246,000  1,081,710
FPB Bank Holding Co. Ltd.   604,000  259,732
Hang Seng Bank Ltd.   436,900  5,184,239
HSBC Holdings PLC  796,676  16,319,055
Liu Chong Hing Bank Ltd.   129,000  187,689
Wing Hang Bank Ltd.   61,500  247,362
  24,116,398
SECURITIES INDUSTRY - 0.7%
Guoco Group Ltd.   148,000  782,856
TOTAL FINANCE   24,899,254
HOLDING COMPANIES - 2.3%
Citic Pacific Ltd. Ord.   130,000  632,162
Wheelock & Co. Ltd.   854,000  1,921,782
  2,553,944
INDUSTRIAL MACHINERY & EQUIPMENT - 10.6%
ELECTRICAL EQUIPMENT - 10.6%
Harbin Power Equipment Co. Ltd. Class H  786,000  104,702
Hutchison Whampoa Ltd. Ord.   1,541,000  10,762,008
Johnson Electric Holdings Ltd.   369,000  806,510
  11,673,220
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Dongfang Electrical Machinary Co.
 Class H  126,000  30,636
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   11,703,856

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - 1.3%
LODGING & GAMING - 1.3%
Mandarin Oriental International Ltd.   941,866 $ 1,271,519
Sino Hotels Holdings Ltd.   348,000  151,897
  1,423,416
NONDURABLES - 0.6%
FOODS - 0.6%
Tingyi Holding Co. (a)  3,102,000  686,017
RETAIL & WHOLESALE - 3.1%
APPAREL STORES - 2.7%
Esprit Asia Holdings Ltd.   1,034,000  447,984
Giordano Holdings Ltd. Ord.   863,000  870,567
Goldlion Holdings Ltd.   2,057,000  1,675,991
  2,994,542
RETAIL & WHOLESALE, MISCELLANEOUS - 0.4%
Dickson Concepts International Ltd.   113,600  379,049
TOTAL RETAIL & WHOLESALE   3,373,591
TRANSPORTATION - 4.3%
AIR TRANSPORTATION - 2.3%
Swire Pacific Ltd. Class A  292,500  2,581,817
TRUCKING & FREIGHT - 2.0%
New World Infrastructure Ltd. (a)  883,400  2,199,303
TOTAL TRANSPORTATION   4,781,120
UTILITIES - 5.6%
ELECTRIC UTILITY - 0.8%
Huaneng Power International, Inc.
 Class N sponsored ADR (a)  48,000  732,000
Shandong Huaneng Power Development Ltd.
 Class N sponsored ADR  9,100  83,038
  815,038
GAS - 1.0%
Hong Kong & China Gas Co. Ltd.   608,000  1,069,398
Hong Kong & China Gas Co. Ltd.
 (warrants) (a)  135,600  49,981
  1,119,379
TELEPHONE SERVICES - 3.8%
Hong Kong Telecommunications Ltd.   2,398,800  4,227,882

TOTAL UTILITIES                         6,162,299
TOTAL COMMON STOCKS
 (Cost $94,781,914)   105,978,442
CASH EQUIVALENTS - 4.2%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96   $  4,597,707  4,597,000
TOTAL INVESTMENT IN SECURITIES -  100%
 (Cost $99,378,914)  $ 110,575,442
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,521,663 or 4.1% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $159,228,406 and $65,423,638, respectively.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $99,513,001. Net unrealized appreciation depreciation aggregated $11,062,441, of which $11,588,254 related to appreciated investment securities and $525,813 related to depreciated investment securities.
For the period, interest and dividends from foreign countries were $2,294,078. Taxes accrued or paid to foreign countries were $47,254.
HONG KONG AND CHINA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 110,575,442

value (including repurchase agreements of $4,597,000)

(cost $99,378,914) - See accompanying schedule


Cash                                                                                                                  358


Receivable for investments sold                                                                                       903,879


Receivable for fund shares sold                                                                                       801,445


Dividends receivable                                                                                                  471,865


Redemption fees receivable                                                                                            1,929


 TOTAL ASSETS                                                                                                         112,754,918


LIABILITIES


Payable for investments purchased                                                                      $ 2,523,378


Payable for fund shares redeemed                                                                        213,885


Accrued management fee                                                                                  61,557


Other payables and                                                                                      75,876

accrued expenses


 TOTAL LIABILITIES                                                                                                    2,874,696


NET ASSETS                                                                                                           $ 109,880,222


Net Assets consist of:


Paid in capital                                                                                                      $ 96,234,814


Undistributed net investment income                                                                                   1,471,740


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   977,146


Net unrealized appreciation (depreciation) on investments                                                             11,196,522

and assets and liabilities in

foreign currencies


NET ASSETS, for 8,470,615                                                                                            $ 109,880,222

shares outstanding


NET ASSET VALUE and redemption price per share ($109,880,222 (divided by) 8,470,615 shares)                           $12.97



Maximum offering price per share (100/97.00 of $12.97)           $13.37

STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996

INVESTMENT INCOME                                                                   $ 2,294,078
Dividends

Interest                                                                             185,609

                                                                                     2,479,687

Less foreign taxes withheld                                                          (47,254
                                                                                    )

 TOTAL INCOME                                                                        2,432,433

EXPENSES

Management fee                                                        $ 439,689

Transfer agent fees                                                    198,170

Accounting fees and expenses                                           57,751

Non-interested trustees' compensation                                  199

Custodian fees and expenses                                            122,476

Registration fees                                                      100,172

Audit                                                                  30,000

Legal                                                                  566

Miscellaneous                                                          51

 Total expenses before reductions                                      949,074

 Expense reductions                                                    (324          948,750
                                                                      )

NET INVESTMENT INCOME                                                                1,483,683

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                                 977,146

 Foreign currency transactions                                         (646          976,500
                                                                      )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                                 11,196,528

 Assets and liabilities in                                             (6            11,196,522
 foreign currencies                                                   )

NET GAIN (LOSS)                                                                      12,173,022

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                     $ 13,656,705

OTHER INFORMATION                                                                   $ 575,460
Sales charges paid to FDC

Expense reductions                                                                  $ 324
 Transfer agent interest credits


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER  1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                      $ 1,483,683
Net investment income

 Net realized gain (loss)                                                        976,500

 Change in net unrealized appreciation (depreciation)                            11,196,522

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 13,656,705

Distributions to shareholders from net investment income                         (11,297
                                                                                )

Share transactions                                                               148,300,504
Net proceeds from sales of shares

 Reinvestment of distributions                                                   11,187

 Cost of shares redeemed                                                         (52,326,724
                                                                                )

 Redemption fees                                                                 249,847

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS         96,234,814

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                        109,880,222

NET ASSETS

 Beginning of period                                                             -

 End of period (including undistributed net investment income of $1,471,740)    $ 109,880,222

OTHER INFORMATION
Shares

 Sold                                                                            13,096,572

 Issued in reinvestment of distributions                                         1,110

 Redeemed                                                                        (4,627,067
                                                                                )

 Net increase (decrease)                                                         8,470,615



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER  1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                 $ 10.00

Income from Investment Operations

 Net investment income                                                                                                  .29 C

 Net realized and unrealized gain (loss)                                                                             2.64

 Total from investment operations                                                                                  2.93



Less Distributions

 From net investment income                                                                                          (.01)

Redemption fees added to paid in capital                                                                                 .05

Net asset value, end of period                                                                                      $ 12.97

TOTAL RETURN A                                                                                                      29.83%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                               $ 109,880

Ratio of expenses to average net assets                                                                             1.62%

Ratio of net investment income to average net assets                                                                 2.53%

Portfolio turnover rate                                                                                              118%

Average commission rate B                                                                                           $ .0049

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


JAPAN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                         PAST 1   LIFE OF
OCTOBER 31, 1996                      YEAR     FUND

JAPAN                                 -3.31%   24.10%

JAPAN (INCL. 3% SALES CHARGE)         -6.21%   20.38%

Tokyo Stock Exchange Index            -0.52%   26.50%

Japanese Funds Average                -0.93%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on September 15, 1992. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange (TOPIX) Index - a market capitalization weighted index of over 1,100 stocks traded in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of 15 mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   LIFE OF
OCTOBER 31, 1996                YEAR     FUND

JAPAN                           -3.31%   5.36%

JAPAN (INCL. 3% SALES CHARGE)   -6.21%   4.59%

Tokyo Stock Exchange Index      -0.52%   5.85%

Japanese Funds Average          -0.93%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961111 143741 S00000000000001
             Japan Fund                  TOPIX Total Return Index
             00350                       TK001
  1992/09/15       9700.00                    10000.00
  1992/09/30       9641.80                     9811.27
  1992/10/31       9544.80                     9332.17
  1992/11/30       9641.80                     9572.82
  1992/12/31       9661.20                     9433.21
  1993/01/31       9748.50                     9384.24
  1993/02/28      10301.40                     9811.42
  1993/03/31      11484.80                    11248.65
  1993/04/30      13036.80                    13164.83
  1993/05/31      13405.40                    13960.79
  1993/06/30      12610.00                    13384.04
  1993/07/31      13453.90                    14324.51
  1993/08/31      13686.70                    14644.62
  1993/09/30      13318.10                    13883.59
  1993/10/31      12949.50                    13630.65
  1993/11/30      11252.00                    11425.15
  1993/12/31      11637.09                    11710.09
  1994/01/31      13010.29                    13580.32
  1994/02/28      13621.71                    14243.17
  1994/03/31      13391.17                    13839.98
  1994/04/30      13701.90                    14380.65
  1994/05/31      14082.78                    14642.50
  1994/06/30      14934.77                    15458.92
  1994/07/31      14443.62                    14904.58
  1994/08/31      14393.51                    14941.03
  1994/09/30      14042.69                    14546.44
  1994/10/31      14303.30                    14931.14
  1994/11/30      13331.03                    14046.14
  1994/12/31      13552.55                    14293.80
  1995/01/31      12387.96                    13541.08
  1995/02/28      11810.82                    12774.70
  1995/03/31      12758.98                    13878.24
  1995/04/30      12913.57                    14542.52
  1995/05/31      12181.84                    13603.56
  1995/06/30      12016.94                    12954.90
  1995/07/31      12820.82                    13954.75
  1995/08/31      12769.29                    13412.04
  1995/09/30      12738.37                    13423.28
  1995/10/31      12449.80                    12716.06
  1995/11/30      12594.08                    13459.05
  1995/12/31      13263.98                    14061.61
  1996/01/31      13171.23                    13926.68
  1996/02/29      12810.51                    13703.32
  1996/03/31      13171.23                    14163.25
  1996/04/30      14016.33                    15115.19
  1996/05/31      13511.33                    14383.22
  1996/06/30      13748.37                    14452.27
  1996/07/31      13068.16                    13750.93
  1996/08/31      12573.47                    13172.22
  1996/09/30      12862.04                    13551.64
  1996/10/31      12037.55                    12650.04
IMATRL PRASUN   SHR__CHT 19961031 19961111 143743 R00000000000053

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund on September 15, 1992, when the fund started and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $12,038 - a 20.38% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,650 - a 26.50% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Japan Fund
Q. HOW DID THE FUND PERFORM, SHIGEKI?
A. The fund had a total return of -3.31% for the 12 months that ended October 31, 1996. That trailed the Tokyo Stock Exchange Index (TOPIX) - a measure of the overall performance of the Japanese stock market - which returned -0.52% over the same period. In addition, the fund's performance lagged that of the Japanese funds average, which returned -0.93% over the same period, according to Lipper Analytical Services.
Q. WHAT FACTORS LED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO THE INDEX AND THE AVERAGE?
A. The reason the fund underperformed the index was the poor performance of the fund's electronics and semiconductor stocks at the very beginning of the period, specifically November and December 1995 and the beginning of January 1996. At that time, the fund had more invested in these kinds of stocks than the index, and they fell as a group when it became clear that the electronics and semiconductor booms were coming to a pause, if not an end. During the same time frame, the sector in the index that performed the best was finance - and banks, specifically - an area where the fund had less invested than the index. Compared to the funds average, the main cause for underperformance was currency depreciation. The yen depreciated about 12% during the 12-month period. While some funds use currency hedging to prevent currency losses, Japan Fund does not. As a result, the fund lost ground against the average due to the weakness of the Japanese market, as well as to the weakening yen.
Q. WHAT HAS THE JAPANESE MARKET BEEN LIKE OVER THE PAST SIX MONTHS?
A. It has struggled, with both the market and the value of the yen declining. A number of factors contributed. First, business prospects overall have worsened since July, although not dramatically. Corporate earnings weakened, including poor performance from the electronics and related industries. These industries, you'll remember, carried the market and corporate earnings in 1995. With a slowdown in semiconductor profits, we saw a significant downturn in corporate earnings. Second, the Japanese government historically has issued supplemental budgets authorizing additional spending, but this year didn't produce any. This fall-off from the public sector hurt the economy and corporate prospects. Third, at the end of July there was a scare revolving around a bacterial epidemic that severely cut into consumer spending, which had been a major driver of the economy this year. Finally, some of the expectations and positive implications of a weaker yen were not realized by many businesses.
Q. CAN YOU EXPLAIN WHY A WEAKER YEN DIDN'T NECESSARILY PRODUCE A MORE POSITIVE BACKDROP?
A. Many companies that should have benefited from a weakening yen - especially exporters - didn't benefit, instead giving back that benefit in the form of lower pricing overseas. Japanese companies in the consumer electronics and associated industries were fighting price wars against each other. As soon as the yen weakened, they slashed prices in a fight for market share. On the other hand, companies with international competitors - such as auto makers - were able to keep their overseas pricing steady and realize currency-related gains. In sum, I believe the market - and the fund, somewhat - overestimated the positive effects of the yen's weakness. At the same time, one of my strategies was to invest in those companies that were able to benefit from yen depreciation.
Q. WERE THERE OTHER BROAD INVESTMENT STRATEGIES THAT YOU PURSUED?
A. I shifted the fund away from economically sensitive investments to those that were more growth-oriented and shareholder-friendly. I believe we'll see an economic recovery in Japan, but it's going to be very gradual. Because of that, I don't think it's best to position the fund to be very sensitive to economic improvements. Rather, I've focused on increasing investments in companies that have significant business franchises and that can extract very high returns on investment over the long haul. In addition to providing opportunities for growth, these companies also have managements that are very shareholder-friendly. This was an especially important focus six months ago when the market was accelerating. At that point, I decided to focus on these long-term, two- to three-year ideas because I felt that if the market dropped I could add to the positions more easily than if I bought investments with a shorter-term horizon. I made exactly those kinds of purchases when the market dropped. As the market declined, I concentrated more of the fund on those businesses that I had identified as having significant business franchises, shareholder-oriented management and good growth opportunities.
Q. TWO OF THE FUND'S TOP 10 INVESTMENTS ARE BANKING STOCKS, MITSUI TRUST AND SAKURA BANK. WHAT'S YOUR FEELING ABOUT THE BANK SECTOR AT THIS POINT?
A. While I didn't think many banks were attractive, I found that these two were, because they became more oriented toward providing a solid return on assets and return on equity. Looking at the sector as a whole, some investors felt prospects were dim due to unidentified bad loans, high stock valuations and poor loan growth. On the other hand, some banks were actually very cheap when their share prices were compared to the value of their deposits - the sources of loans and profits. Generally speaking, banks also were finally looking to cut costs, restructure their loans, rid themselves of nonperforming loans and refocus their loan portfolios away from large corporations and more toward small- or medium-sized companies where interest margins tend to be much wider.
Q. WHAT'S YOUR OUTLOOK?
A. I'm generally optimistic. First, we're approaching the November to May season, which historically has been a strong season for this market. Second, I think we'll start to see more of the benefits of the yen's weakness. Third, interest rates continued to decline - and bond prices to rise - over the past six months, and it's very rare to see the bond market rally without some sort of beneficial effect on stocks. Fourth, stock valuations have become very cheap, especially when compared to bonds. Finally, I believe the economy will improve somewhat going forward. If you put all of these influences together, I believe we'll see the market trade up over the next six months, and that it will be a good time to be invested in the Japanese market.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers
FUND NUMBER: 350
TRADING SYMBOL: FJAPX
START DATE: September 15, 1992
SIZE: as of October 31, 1996, more than
$290 million
MANAGER: Shigeki Makino, since 1994;
manager, Fidelity Pacific Basin Fund, since
May 1996; analyst, Fidelity Japan Fund,
1993- 1994; joined Fidelity in 1990
(checkmark)
SHIGEKI MAKINO ON THE LONG-TERM FUTURE OF THE JAPANESE
STOCK MARKET:
"I believe the market in Japan will improve slowly. If you want to invest in Japan, you have to focus on the long term, because the variables over the long term make prospects in Japan very interesting. First, sentiment toward Japan is very bearish, or negative.
Foreign investors who had been slightly bullish, or optimistic, have pulled back since the summer, because the market went down, the yen was weakening and the economy was slower than six months before. Japanese investors also have continued to be bearish about their own market.
"According to studies, domestic Japanese investors have the lowest percentage of net worth invested in equities in over a decade. These investors have been hurt dramatically, suffering from a huge shrinkage of wealth during the collapse of the equity and real estate markets. Additionally, they have a significant disdain for both of these markets, but more so for the stock market. In fact, one study showed that 80% or more of Japanese investors preferred bank deposits over stocks, even though banks were offering less than 1% annual interest.
"I'm a contrarian investor, favoring securities and markets that are out of favor in the belief that most signs of good news can cause a rebound. As a result, I find this overall backdrop to be quite favorable. For things to turn around, the market needs to show some signs of recovery, with corporate earnings improving steadily. Domestic
Japanese investors will need to experience making money again because they haven't for a while. On top of all of these problems, these investors lost money overseas for quite some time when the yen was appreciating and cutting into gains. We're finally starting to see investors making money on Japanese and foreign bonds because of the recent yen weakness, and that's a good sign."
JAPAN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

Other 1.7%
United States 2.0%
Row: 1, Col: 1, Value: 2.0
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 96.3
Japan 96.3%
AS OF APRIL 30, 1996
United States 4.3%
Other 1.8%
Row: 1, Col: 1, Value: 4.3
Row: 1, Col: 2, Value: 1.8
Row: 1, Col: 3, Value: 93.90000000000001
Japan 93.9%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                                  % OF FUND'S   % OF FUND'S
                                  INVESTMENTS   INVESTMENTS
                                                6 MONTHS AGO

Stocks, closed-end investment
 companies and equity futures     97.2          95.6

Bonds                             0.8           1.3

Short-term investments            2.0           3.1

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        6 MONTHS AGO

Fuji Photo Film Co. Ltd.                  3.4           2.8
(Photographic Equipment)

Matsushita Electric Industrial Co. Ltd.   3.2           2.3
(Consumer Electronics)

Toyota Motor Corp.                        3.1           2.4
(Autos, Tires, & Accessories)

Sakura Bank Ltd.                          2.9           2.4
(Banks)

DDI Corp. Ord.                            2.8           1.5
(Telephone Services)

Honda Motor Co. Ltd.                      2.5           2.0
(Autos, Tires, & Accessories)

Canon, Inc.                               2.2           1.4
(Computers & Office Equipment)

Omron Corp.                               2.1           2.1
(Electrical Equipment)

Mitsui Trust and Banking Co. Ltd.         2.1           2.4
(Banks)

Nomura Securities Co. Ltd.                2.0           2.0
(Securities Industry)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Durables                           16.9           15.8

Finance                            15.2           15.7

Technology                         14.7           11.7

Construction & Real Estate         10.2           9.6

Industrial Machinery & Equipment   9.1            9.3

Retail & Wholesale                 6.5            6.1

Health                             6.2            5.4

Basic Industries                   6.2            10.2

Nondurables                        4.0            2.7

Media & Leisure                    3.0            2.1


JAPAN
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.2%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 6.2%
CHEMICALS & PLASTICS - 2.3%
Aronkasei Co. Ltd.   80,000 $ 841,921
Nippon Zeon Co. Ltd.   121,000  588,950
Riken Vinyl Industry Co. Ltd.   75,000  607,761
Sakai Chemical Industry Co. Ltd.   200,000  1,069,941
Sekisui Chemical Co. Ltd.   250,000  2,784,477
Tenma Corp.   56,000  992,063
  6,885,113
IRON & STEEL - 3.9%
Bunka Shutter Co. Ltd.   230,000  1,601,579
Bunka Shutter Co. Ltd. (warrants)(a)  200  73,750
Godo Steel Ltd. (a)   100,000  565,665
Kobe Steel Ltd. Ord. (a)   1,847,000  4,373,515
Sumitomo Metal Industries Ltd.   1,700,000  4,666,521
  11,281,030
TOTAL BASIC INDUSTRIES   18,166,143
CONSTRUCTION & REAL ESTATE - 10.2%
BUILDING MATERIALS - 1.0%
Arc Land Sakamoto Co. Ltd.   200  2,754
C.I. Holdings BHD  85,000  343,081
Maezawa Industries  80,000  1,915,370
Toyo Shutter Co. Ltd.   100,000  745,451
  3,006,656
CONSTRUCTION - 5.2%
Daiwa House Industry Co. Ltd.   300,000  4,156,983
Daito Trust Construction Co.  230,100  2,905,889
Higashi Nihon House Co. Ltd.   65,000  934,883
JGC Corp.   100,000  1,052,401
Mitsui Wood Systems, Inc.   110,000  1,119,053
Sho Bond Corp. Ord.   30,000  934,006
Sumitomo Forestry Co. Ltd.   150,000  2,117,957
Toda Construction Co.   260,000  2,054,462
  15,275,634
ENGINEERING - 2.9%
Dai-Dan Co. Ltd.   140,000  2,001,316
Nippon Computer Systems Corp.   114,000  1,459,680
Okumura Gumi  50,000  350,800
Sanki Engineering Co. Ltd.   210,000  2,467,880
Takasago Thermal Engineering Co.   154,000  2,133,918
  8,413,594
REAL ESTATE - 1.1%
Cesar Co.   150,000  1,120,807
Daiwa Kosho Lease Co. Ltd.   160,000  1,459,329
Sumitomo Warehouse Co. Ltd.   78,000  490,471
  3,070,607
TOTAL CONSTRUCTION & REAL ESTATE   29,766,491
DURABLES - 16.9%
AUTOS, TIRES, & ACCESSORIES - 6.7%
Denso Corp.   45,000  931,375
Honda Motor Co. Ltd.   300,000  7,156,326
Nissan Motor Co. Ltd. Ord.   190,000  1,434,685
Toyota Motor Corp.   378,000  8,917,519
Toyoda Gosei Co.   140,000  1,062,048
  19,501,953

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
CONSUMER DURABLES - 1.8%
Aderans Co. Ltd.   140,000 $ 3,388,731
Sankyo Co. Ltd.   55,000  1,910,108
  5,298,839
CONSUMER ELECTRONICS - 6.7%
Citizen Watch Co. Ltd. Ord.   220,000  1,668,932
Makita Corp.   90,000  1,231,309
Matsushita Electric Industrial Co. Ltd.   580,000  9,257,619
Rinnai Corp. Ord.   100,000  2,131,112
Sony Corp.   87,400  5,235,186
  19,524,158
HOME FURNISHINGS - 0.7%
Shimachu Co. Ltd.   77,000  2,113,659
TEXTILES & APPAREL - 1.0%
Danto Corp.   38,000  419,908
Descente Ltd.   35,000  211,796
Komatsu Seiren Co. Ltd.   13,000  115,150
Maruko Co. Ltd.   36,500  1,504,495
Roda Vivatex PT (For. Reg.)  661,000  475,326
  2,726,675
TOTAL DURABLES   49,165,284
ENERGY - 0.2%
OIL & GAS - 0.2%
Nippon Oil Co. Ltd.   120,000  684,061
FINANCE - 14.4%
BANKS - 9.0%
Akita Bank Ltd.   301,000  1,942,872
Bank of Tokyo-Mitsubishi Ltd.   241,000  4,903,486
Dai-Ichi Kangyo Bank  110,000  1,784,696
Fuji Bank Ltd.   125,000  2,247,314
Hyakugo Bank  150,000  907,696
Mitsui Trust and Banking Co. Ltd.   620,000  5,981,145
Sakura Bank Ltd.   880,000  8,335,015
  26,102,224
CREDIT & OTHER FINANCE - 1.6%
Acom Co. Ltd.   70,000  2,682,745
Nichiei Co. Ltd.   30,000  1,994,300
  4,677,045
SECURITIES INDUSTRY - 3.8%
Ace Koeki Co. Ltd.   47,000  556,457
Daiwa Securities Co. Ltd.   370,000  3,991,230
Nomura Securities Co. Ltd.   351,000  5,787,152
Osaka Securities Finance Co. Ltd. Ord.   165,000  868,231
  11,203,070
TOTAL FINANCE   41,982,339
HEALTH - 6.2%
DRUGS & PHARMACEUTICALS - 3.3%
Banyu Pharmaceutical Co. Ltd.   150,000  1,907,477
Daiichi Pharmaceutical Co. Ltd.   100,000  1,438,281
Sankyo Co. Ltd.   70,000  1,731,199
Takeda Chemical Industries Ltd. (a)  270,000  4,617,409
  9,694,366
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 2.9%
Hitachi Medical Corp. Ord.   45,000 $ 702,478
Hoya Corp.   87,000  2,853,585
Seed Co. Ltd. (a)   50,000  745,451
Terumo Corp.   330,000  4,225,389
  8,526,903
TOTAL HEALTH   18,221,269
INDUSTRIAL MACHINERY & EQUIPMENT - 9.1%
ELECTRICAL EQUIPMENT - 3.7%
Hitachi Koki Co. Ltd. Ord.   148,000  1,239,553
Mirai Industry Co. Ltd.   60,000  1,710,151
Mitsubishi Electric Co. Ord.   301,000  1,739,610
Omron Corp.   342,000  6,088,665
  10,777,979
INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%
Aida Engineering Ltd. Ord.   110,000  781,408
Amada Metrecs Co. Ltd.   110,000  1,302,346
Amadasonoike Co. Ltd.   146,000  825,872
Fuji Machine Manufacturing Co. Ltd. Ord.   40,000  943,653
Heiwa Corp.   85,000  1,483,447
Hitachi Conststruction Machinery Co. Ltd.   35,000  383,688
Komatsu Ltd. Ord.   600,000  4,904,188
Okuma Corp. (a)   274,000  2,619,250
Shintokogio Ltd.   169,000  1,393,203
Tsudakoma Corp.   178,000  986,591
  15,623,646
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   26,401,625
MEDIA & LEISURE - 3.0%
ENTERTAINMENT - 0.3%
Sony Music Entertainment Japan, Inc.   24,000  924,008
LEISURE DURABLES & TOYS - 2.1%
Namco Ltd.   40,000  1,196,229
Nintendo Co. Ltd. Ord.   37,000  2,362,289
Shimano, Inc.   137,000  2,439,027
  5,997,545
RESTAURANTS - 0.6%
Ohsho Food Service Corp.   38,000  663,188
Yoshinoya D&C Co. Ltd. Ord.   86  1,070,993
  1,734,181
TOTAL MEDIA & LEISURE   8,655,734
NONDURABLES - 4.0%
BEVERAGES - 1.2%
Asahi Breweries Ltd.   350,000  3,591,318
FOODS - 0.9%
Chubu Suisan Co. Ltd.   50,000  249,945
Ezaki Glicko Co. Ltd.   200,000  1,859,241
Sonton Food Industry Co. Ltd.   37,000  451,041
  2,560,227
HOUSEHOLD PRODUCTS - 1.9%
Shiseido Co. Ltd.   300,000  3,499,233
Uni Charm Corp. Ord.   85,000  2,064,898
  5,564,131
TOTAL NONDURABLES   11,715,676

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 6.5%
APPAREL STORES - 0.5%
Charle Co. Ltd.   74,000 $ 947,512
Esprit Asia Holdings Ltd.   1,436,000  622,151
  1,569,663
GENERAL MERCHANDISE STORES - 3.4%
Aoyama Trading Co. Ord.   110,000  2,807,279
Ito-Yokado Co. Ltd.   70,000  3,486,955
Izumiya Co. Ltd.   230,000  3,650,954
  9,945,188
GROCERY STORES - 0.4%
Chain Store Okuwa Co. Ltd.   70,000  1,019,075
RETAIL & WHOLESALE, MISCELLANEOUS - 2.2%
Amway Japan Ltd.   63,000  2,508,397
Kahma Co. Ltd.   14,800  214,164
Senshukai Co. Ltd.   96,000  1,347,073
Uny Co. Ltd.   136,000  2,349,660
  6,419,294
TOTAL RETAIL & WHOLESALE   18,953,220
SERVICES - 2.7%
LEASING & RENTAL - 1.4%
Orix Corp.   115,000  4,276,255
PRINTING - 0.5%
Riso Kagaku Corp.   20,000  1,422,495
SERVICES - 0.8%
Benesse Corp.   15,000  920,851
Meitec Corp.   65,000  1,333,918
  2,254,769
TOTAL SERVICES   7,953,519
TECHNOLOGY - 14.7%
COMMUNICATIONS EQUIPMENT - 0.7%
Japan Radio Co. Ltd.   160,000  2,132,866
COMPUTER SERVICES & SOFTWARE - 0.7%
Daitec Co. Ltd.   15,000  874,808
ISR Group Ltd. (a)   70,000  40,997
Multipolar PT (For. Reg.)  2,760,000  1,214,529
  2,130,334
COMPUTERS & OFFICE EQUIPMENT - 3.1%
Canon, Inc.   330,000  6,309,143
NEC Corp.   250,000  2,718,702
  9,027,845
ELECTRONICS - 5.5%
Hirose Electric Co. Ltd.   40,000  2,371,410
Hitachi Ltd.   500,000  4,428,854
Hitachi Maxell Ltd.   208,000  4,104,363
Nichicon Corp.   160,000  1,992,546
Rohm Co. Ltd.   35,000  2,071,914
Wako Electric Co. Ltd.   60,000  815,611
  15,784,698
PHOTOGRAPHIC EQUIPMENT - 4.7%
Fuji Photo Film Co. Ltd.   350,000  10,037,273
Konica Corp.   250,000  1,668,494
Minolta Camera Co. Ltd.   330,000  1,988,248
  13,694,015
TOTAL TECHNOLOGY   42,769,758
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 0.3%
SHIPPING - 0.3%
Kawasaki Kisen Kaisha Ltd. (a)   350,000 $ 926,990
UTILITIES - 2.8%
TELEPHONE SERVICES - 2.8%
DDI Corp. Ord.   1,100  8,248,191
TOTAL COMMON STOCKS
 (Cost $305,057,093)   283,610,300
CONVERTIBLE BONDS - 0.8%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (B)
FINANCE - 0.8%
CREDIT & OTHER FINANCE - 0.8%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $2,324,050) Aa2 $ 2,050,000  2,260,120
CASH EQUIVALENTS - 2.0%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 5,759,886  5,759,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $313,140,143)  $ 291,629,420
LEGEND
(a) Non-income producing
(b) Principal amount is stated in United States dollars unless otherwise noted.

OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $287,578,300 and $309,716,365 respectively.
The market value of futures contracts opened and closed during the period amounted to $58,525,214 and $75,223,530, respectively.
The fund participated in the bank borrowing program. The maximum loan and the average daily balances during the period for which loans were outstanding amounted to $2,494,000 and $ 2,201,600, respectively. The weighted average interest rate was 5.5% (see Note 6 of Notes to Financial Statements).
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $313,313,305. Net unrealized depreciation aggregated $21,683,885, of which $9,362,412 related to appreciated investment securities and $31,046,297 related to depreciated investment securities.
At October 31, 1996 the fund has a capital loss carryforward of approximately $31,995,000 all of which will expire on October 31, 2003.
For the period, interest and dividends from foreign countries were $2,769,627. Taxes accrued or paid to foreign countries were $400,370.
JAPAN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 291,629,420

value (including repurchase agreements of $5,759,000)

(cost $313,140,143) - See accompanying schedule


Cash                                                                                                                  597


Receivable for investments sold                                                                                       1,457,648


Receivable for fund shares sold                                                                                       285,304


Dividends receivable                                                                                                  754,522


Interest receivable                                                                                                   25,625


 TOTAL ASSETS                                                                                                         294,153,116


LIABILITIES


Payable for investments purchased                                                                      $ 1,853,883


Payable for fund shares redeemed                                                                        1,436,108


Accrued management fee                                                                                  194,598


Other payables and                                                                                      173,741

accrued expenses


 TOTAL LIABILITIES                                                                                                    3,658,330


NET ASSETS                                                                                                           $ 290,494,786


Net Assets consist of:


Paid in capital                                                                                                      $ 344,552,414


Accumulated net investment (loss)                                                                                     (345,296

                                                                                                                     )


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   (32,167,843

                                                                                                                     )


Net unrealized appreciation (depreciation) on investments                                                             (21,544,489

and assets and liabilities in                                                                                        )

foreign currencies


NET ASSETS, for 24,866,152                                                                                           $ 290,494,786

shares outstanding


NET ASSET VALUE and redemption price per share ($290,494,786 (divided by) 24,866,152 shares)                          $11.68


Maximum offering price per share (100/97.00 of $11.68)                                                                $12.04



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 2,811,073
Dividends

Interest                                                                           1,396,956

                                                                                   4,208,029

Less foreign taxes withheld                                                        (400,370
                                                                                  )

 TOTAL INCOME                                                                      3,807,659

EXPENSES

Management fee                                                     $ 2,836,844
Basic fee

 Performance adjustment                                             (283,515
                                                                   )

Transfer agent fees                                                 1,143,761

Accounting fees and expenses                                        273,877

Non-interested trustees' compensation                               1,427

Custodian fees and expenses                                         228,069

Registration fees                                                   45,548

Audit                                                               40,845

Legal                                                               4,737

Interest                                                            1,691

Miscellaneous                                                       6,084

 Total expenses before reductions                                   4,299,368

 Expense reductions                                                 (38,175        4,261,193
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (453,534
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              1,283,055

 Foreign currency transactions                                      (75,681
                                                                   )

 Futures contracts                                                  1,929,562      3,136,936

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (14,018,276
                                                                   )

 Assets and liabilities in                                          (12,577
 foreign currencies                                                )

 Futures contracts                                                  106,804        (13,924,049
                                                                                  )

NET GAIN (LOSS)                                                                    (10,787,113
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (11,240,647
                                                                                  )

OTHER INFORMATION                                                                 $ 821,892
Sales charges paid to FDC

 Expense reductions                                                               $ 31,213
 Directed brokerage arrangements

  Transfer agent interest credits                                                  6,962

                                                                                  $ 38,175


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995



Operations                                                                                           $ (453,534)      $ (219,808)

Net investment income (loss)


 Net realized gain (loss)                                                                             3,136,936        (38,392,615)


 Change in net unrealized appreciation (depreciation)                                                 (13,924,049)     (19,488,375)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                      (11,240,647)     (58,100,798)


Distributions to shareholders from net realized gains                                                 -                (10,783,293)


Share transactions                                                                                    208,233,225      328,361,252

Net proceeds from sales of shares


 Reinvestment of distributions                                                                        -                10,600,847


 Cost of shares redeemed                                                                            (251,007,290)    (396,639,291)


 Redemption fees                                                                                      528,384          903,307


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                              (42,245,681)     (56,773,885)


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                           (53,486,328)     (125,657,976)


NET ASSETS


 Beginning of period                                                                                  343,981,114      469,639,090


 End of period (including accumulated net investment loss of $345,296 and $419,251, respectively)    $ 290,494,786    $ 343,981,114


OTHER INFORMATION

Shares


 Sold                                                                                                 16,223,064       26,845,585


 Issued in reinvestment of distributions                                                              -                830,825


 Redeemed                                                                                             (19,823,608)     (32,128,159)


 Net increase (decrease)                                                                              (3,600,544)      (4,451,749)




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                          SEPTEMBER 15, 1992
                                                                           (COMMENCEMENT
                                                                           OF OPERATIONS) TO
                                                                           OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 E   1993   1992





Net asset value, beginning of period                               $ 12.08     $ 14.27     $ 13.35     $ 9.84      $ 10.00

Income from Investment Operations

 Net investment income (loss)                                      (.02) D     (.02)       (.04) D     (.09)       -

 Net realized and unrealized gain (loss)                           (.40)       (1.89)      1.31        3.60        (.16)

 Total from investment operations                                  (.42)       (1.91)      1.27        3.51        (.16)



Less Distributions

 From net realized gain                                            -           (.36)       (.39)       -           -

Redemption fees added to paid in capital                            .02         .08         .04         -           -

Net asset value, end of period                                     $ 11.68     $ 12.08     $ 14.27     $ 13.35     $ 9.84

TOTAL RETURN B, C                                                  (3.31)%     (12.96)%    10.45%      35.67%      (1.60)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                            $ 290,495   $ 343,981   $ 469,639   $ 118,195   $ 2,953

Ratio of expenses to average net assets                            1.15%       1.15%       1.42%       1.71%       2.00% A,
                                                                                                                   F

Ratio of expenses to average net assets after expense reductions   1.14% G     1.15%       1.42%       1.71%       2.00% A

Ratio of net investment income to average net assets               (.12)%      (.06)%      (.32)%      (.77)%      .03% A

Portfolio turnover rate                                            83%         86%         153%        257%        -

Average commission rate H                                          $ .0364

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.
E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


JAPAN SMALL COMPANIES
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. CUMULATIVE TOTAL RETURNS
PERIOD ENDED                       PAST 1    LIFE OF
OCTOBER 31, 1996                   YEAR      FUND

JAPAN SMALL COMPANIES              -8.70%    -8.70%

JAPAN SMALL COMPANIES              -11.44%   -11.44%
 (INCL. 3% SALES CHARGE)

Tokyo Stock Exchange Index         -0.52%    -0.52%

Japanese Funds Average             -0.93%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization weighted index of over 1,100 stocks trade in the Japanese market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the Japanese funds average, which reflects the performance of 15 mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                       PAST 1    LIFE OF
OCTOBER 31, 1996                   YEAR      FUND

JAPAN SMALL COMPANIES              -8.70%    -8.70%

JAPAN SMALL COMPANIES              -11.44%   -11.44%
 (INCL. 3% SALES CHARGE)

Tokyo Stock Exchange Index         -0.52%    -0.52%

Japanese Funds Average             -0.93%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961108 142948 S00000000000001
             Japan Small Companies       TOPIX Total Return Index
             00360                       TK001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9661.20                    10584.29
  1995/12/31      10262.60                    11058.14
  1996/01/31      10107.40                    10952.04
  1996/02/29       9894.00                    10776.38
  1996/03/31      10272.30                    11138.08
  1996/04/30      11028.90                    11886.69
  1996/05/31      10602.10                    11311.06
  1996/06/30      10679.70                    11365.36
  1996/07/31      10185.00                    10813.83
  1996/08/31       9709.70                    10358.73
  1996/09/30       9632.10                    10657.10
  1996/10/31       8856.10                     9948.07
IMATRL PRASUN   SHR__CHT 19961031 19961108 142949 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity Japan Small Companies Fund on November 1, 1995, when the fund started and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have been $8,856 - an 11.44% decrease on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,948 - a 0.52% decrease.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
JAPAN SMALL COMPANIES
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Simon Fraser, Portfolio Manager of
Japan Small Companies Fund
Q. SIMON, HOW DID THE FUND PERFORM?
A. During the 12 months that ended on October 31, 1996, the fund returned -8.70%. Over the same period, the Japanese funds average returned -0.93%, according to Lipper Analytical Services. The Tokyo Stock Exchange Index (TOPIX) - a measure of the overall performance of the Japanese stock market
- returned -0.52% during the same period. While these are the best comparisons available, no existing index currently measures performance of the kinds of stocks this fund owns, and small stocks have been underperforming.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE DURING THE PAST SIX MONTHS?
A. The past six months were a poor time for investors in the Japanese market. While the economy showed gradual signs of recovery in late 1995 and early 1996, investor sentiment toward that recovery turned downward during the summer. Stronger-than-expected economic statistics came out in the spring showing that the economy was extremely robust and accelerating. But during June, July and August, the numbers began to level off, suggesting that it was unrealistic to expect them to continue. A scare caused by a viral infection in some fresh foods slowed down consumer demand not only in food products, but in other consumer products as well. By September and October the economy began to strengthen again, and it looks as if the economy is continuing its painfully slow, rather fragile recovery. However, investor sentiment toward that recovery went from being very strong earlier in the year to very skeptical by the end of the period.
Q. HOW HAVE SMALL COMPANIES IN JAPAN ENDURED THESE ECONOMIC CHALLENGES?
A. Not surprisingly, the sell-off in small companies has been more exaggerated than that of large companies. As is often the case in a down market, small companies have underperformed. There are a couple of reasons for this. One is that demand for small company stocks, which had originally come from foreigners, has slowed down dramatically. In addition, many Japanese investors who have historically invested in small stocks have been much less active in the past four or five months.
Q. SO, WHAT WAS YOUR INVESTMENT STRATEGY IN THIS TOUGH MARKET ENVIRONMENT?
A. It's no different from any other time. I just keep visiting companies and trying to uncover the stocks that will be future winners. I still believe that the economic recovery is showing itself. While it's been very gradual, low interest rates and the weak yen have had a positive impact on earnings in some sectors. Auto sales, for instance, and housing starts have been very strong. I'm discovering some new names that I like very much.
Q. WHERE, SPECIFICALLY, DID YOU FIND OPPORTUNITIES?
A. Meitec, a software services company, is a new holding in the fund. It has a new management team and its sales and earnings have been growing quite impressively. The company is capitalizing on the trend toward outsourcing by helping companies update or replace their software.
Q. SOME OF THE TOP HOLDINGS IN THE FUND ARE THE SAME AS THEY WERE SIX MONTHS AGO. WHAT'S THE UPDATE ON THEM?
A. The fund's largest holding, Sony Music, has had a bumpy six months because of a management shake-up within the company. The company has taken the opportunity to do some internal restructuring, which includes reducing the number of artists it manages and building them up to be greater contributors to earnings. Some of the earnings disappointment in the music side of the business were offset by the company's 50% stake in Sony Computer Entertainment, a video game business that competes with Nintendo and Sega and that performed very well during the period. Acom, the fund's second-largest holding, did well during the period, especially compared to other small stocks. The company lends to consumers through credit cards and ATM machines, filling an interesting market niche since banks in Japan aren't set up to meet short-term borrowing needs of individuals. While this is not a new industry, Acom has proved adept at growing its market share and managing loan losses. In addition to its loan growth, the company has benefited from the decline in borrowing costs in the low interest rate environment of the Japanese economy.
Q. CONSTRUCTION AND REAL ESTATE STILL MAKE UP THE LARGEST PORTION OF THE FUND'S INVESTMENTS . . .
A. That's true. The low interest rate environment in Japan has provided a favorable market backdrop for construction, and the fund's investments are primarily concentrated in housing-related companies. While the short-term performance of some housing stocks has been somewhat disappointing, the industry itself is still relatively strong. In a related investment, the fund increased its position in Bunka Shutter, an iron and steel company that also makes shutters and window sashes for private homes. The company benefited from the rapid growth in housing starts, but its stock remained attractively priced throughout the period.
Q. IT'S BEEN A FRUSTRATING SIX MONTHS. ANY PARTICULAR DISAPPOINTMENTS?
A. The Tokyo Stock Exchange Second Section restructured in September and nearly 25 companies representing about 30% of the index were "promoted" to the Tokyo Stock Exchange First Section because they met certain market capitalization, shareholder and dividend criteria. While this is a common enough occurrence, it's rare that it happens in such quantity. I underestimated the number of pure index funds that would sell these 25 stocks and, as a result, held the securities a bit too long. This had a negative impact on the fund's performance as the huge volume of selling forced the stock prices down.
Q. WHAT'S YOUR OUTLOOK FOR THE FUND, SIMON?
A. I think there are plenty of opportunities in Japanese small companies and that the long-term outlook is still positive. The oversold nature of the market presents many opportunities. It's impossible to predict when sentiment will turn around, but I think it will. In the meantime, I'll continue to look for attractive companies to invest in under any market conditions.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Japanese issuers with small market capitalizations
FUND NUMBER: 360
TRADING SYMBOL: FJSCX
START DATE: November 1, 1995
SIZE: as of October 31, 1996, more than
$105 million
MANAGER: Simon Fraser, since inception;
manager, Fidelity Pacific Basin Fund,
1993-May, 1996; also manages various funds for non-U.S. investors; joined Fidelity in 1981
(checkmark)
SIMON FRASER ON THE IMPACT OF CURRENCY SWINGS ON
FOREIGN INVESTORS IN JAPANESE STOCKS:
"The weak Japanese yen affects shareholders of this fund because, when translated back to the dollar, returns are weaker since the value of the yen has declined relative to the U.S. dollar. But a weaker yen isn't necessarily bad news. A weaker yen makes
Japanese companies more competitive with foreign ones because it keeps costs lower and makes
Japanese goods more competitive in the export market.
"There's another way to view the weak yen. There's a theory that if you get hurt as an American investor by the decline in value of a currency, you would make it up in the increased value of that country's stock market. That's because the decreased value of the currency has a positive impact on the earnings of the country's companies and increases the liquidity of the market. This is especially true in countries such as Japan that are large exporters.
"While we haven't seen the impact on earnings occur in Japan yet, it is likely to happen going forward.
The decline in the value of the yen has had a positive impact on the earnings of Japanese companies that have yet to be reflected in their stock price.
"My hope for the yen is that it stays where it is or declines a bit more. From here on, I don't expect it to be as big a negative from the investors' point of view as it has been in the past, and at some point I think it will begin to appreciate."
EFFECTIVE DECEMBER 19, 1996, KENICHI MIZUSHITA
SUCCEEDED SIMON FRASER AS MANAGER OF THE FUND.
JAPAN SMALL COMPANIES
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
Other 0.1%
Row: 1, Col: 1, Value: 1.0
Row: 1, Col: 2, Value: 98.90000000000001
Japan 99.9%
AS OF APRIL 30, 1996

United
States 16.6%
Row: 1, Col: 1, Value: 16.6
Row: 1, Col: 2, Value: 83.40000000000001
Japan 83.4%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   99.5          82.5

Bonds                    0.5           0.9

Short-term investments   0.0           16.6

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                       % OF FUND'S   % OF FUND'S
                                       INVESTMENTS   INVESTMENTS
                                                     6 MONTHS AGO

Sony Music Entertainment Japan, Inc.   3.2           4.4
(Entertainment)

Acom Co. Ltd.                          3.0           3.0
(Credit & Other Finance)

Cesar Co.                              2.2           1.9
(Real Estate)

Bunka Shutter Co. Ltd.                 2.1           0.8
(Iron & Steel)

Amway Japan Ltd.                       2.1           2.1
(Retail & Wholesale, Miscellaneous)

Oi Electric Co. Ltd.                   1.9           1.3
(Communications Equipment)

Japan Industrial Land Development      1.8           0.6
 Co. Ltd.
(Engineering)

Fujitsu Denso                          1.8           0.6
(Communications Equipment)

Nissei Build Kogyo Co. Ltd.            1.8           0.6
(Construction)

Matsumotokiyoshi Co. Ltd.              1.7           1.0
(General Merchandise Stores)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

Construction & Real Estate         23.2          13.7

Retail & Wholesale                 12.7          9.1

Technology                         10.9          11.1

Basic Industries                   9.7           4.6

Durables                           9.5           10.5

Media & Leisure                    8.4           7.0

Finance                            8.4           9.3

Industrial Machinery & Equipment   6.1           5.1

Services                           3.0           1.2

Health                             2.4           0.9


JAPAN SMALL COMPANIES
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 99.5%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.3%
AEROSPACE & DEFENSE - 0.9%
Jamco Corp.   65,000 $ 883,578
SHIP BUILDING & REPAIR - 1.4%
Namura Shipbuilding Co. Ltd.   176,000  654,453
Sasebo Heavy Industries Co. Ltd.   325,000  840,824
  1,495,277
TOTAL AEROSPACE & DEFENSE   2,378,855
BASIC INDUSTRIES - 9.7%
CHEMICALS & PLASTICS - 2.5%
Canon Chemicals, Inc. (warrants) (a)  600  82,811
Nippon Zeon Co. Ltd.   133,000  647,358
Sakai Chemical Industry Co. Ltd.   151,000  807,805
Tenma Corp.   57,000  1,009,779
  2,547,753
IRON & STEEL - 4.4%
Bunka Shutter Co. Ltd.   315,000  2,193,466
Bunka Shutter Co. Ltd. (warrants) (a)  300  110,625
Chubu Steel Plate Co. Ltd.   193,000  1,056,189
Mitsubishi Steel (a)  227,000  1,156,650
  4,516,930
METALS & MINING - 0.2%
Kanamoto Co. Ltd.   18,700  231,239
PACKAGING & CONTAINERS - 0.8%
Tomoku Co. Ltd.   149,000  785,345
PAPER & FOREST PRODUCTS - 1.8%
Seven Industry Co. Ltd.   30,000  170,752
Tokushu Paper Manufacturing Co. Ltd.   72,000  620,706
Ube-Nitto Kasei Co. Ltd.   113,000  1,100,022
  1,891,480
TOTAL BASIC INDUSTRIES   9,972,747
CONSTRUCTION & REAL ESTATE - 22.8%
BUILDING MATERIALS - 6.2%
Almetax Manufacturing Co. Ltd.   88,580  854,532
Almetax Manufacturing Co. Ltd.
 (warrants) (a)  1,500  197,563
Chofu Seisaku Co. Ltd.   71,000  1,618,943
Fujisash Co. Ltd.   41,300  416,531
Hibiya Engineering Ltd. (warrants) (a)  1,900  199,298
Kawagishi Bridge Works Co. Ltd.   38,000  284,938
Kikusui Chemical Industries Co. Ltd.   28,000  260,294
Kondotec, Inc.   83,000  1,019,075
Oriental Construction Co. Ltd.   73,400  1,075,010
Shin Nikkei Co. Ltd.   56,000  358,518
Shinko Kogyo Co. Ltd.   8,000  46,727
  6,331,429
CONSTRUCTION - 6.0%
Daiwa Danchi Co. Ltd.   102,000  559,088
Ichiken Co. (a)  35,000  237,886
Kitano Construction Corp.   95,000  523,219
Mitsui Home Co. Ltd.   97,000  1,293,050
Mitsui Wood Systems, Inc.   117,000  1,190,265
Nissei Build Kogyo Co. Ltd.   166,000  1,805,218
Ohmoto Gumi Co. Ltd.   37,600  567,174
  6,175,900

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
ENGINEERING - 3.9%
Ataka Construction & Engineering
 Co. Ltd.   86,000 $ 724,052
Dai-Dan Co. Ltd.   38,000  543,214
Japan Industrial Land Development
 Co. Ltd.   65,200  1,875,519
Kawasaki Setsubi Kogyo Co. Ltd. (a)  83,000  786,143
Nippon Engineering Consultants
 Co. Ltd. (a)  1,200  20,838
  3,949,766
REAL ESTATE - 6.7%
Cesar Co.   299,000  2,234,142
Chubu Sekiwa Real Estate Ltd.
 (warrants) (a)  500  20,900
Inui Tatemono Co. Ltd.   11,000  110,941
Keihanshin Real Estate Co. Ltd.   25,000  183,293
Kansai Sekiwa Real Estate Ltd.   77,400  1,092,866
Recruit Cosmos Co. Ltd.   138,000  1,044,455
Sekiwa Real Estate Ltd.   42,000  348,082
Taisei Prefab Construction Co.   96,000  492,524
Toc Company Ltd.   84,000  920,851
Tohoku Misawa Homes Co. Ltd.   36,000  451,480
  6,899,534
TOTAL CONSTRUCTION & REAL ESTATE   23,356,629
DURABLES - 9.5%
AUTOS, TIRES, & ACCESSORIES - 3.9%
FCC Co. Ltd. (a)  39,600  1,163,429
Hirata Technical Co. Ltd.   12,000  146,284
Mitsuba Electric Manufacturing Co.
 Ltd. (warrants) (a)  700  169,486
Murakami Corp.   25,000  317,913
NGK Spark Plug Co. Ltd. (warrants) (a)  200  70,000
Royal Ltd.   40,300  908,318
Toyoda Gosei Co.   119,000  902,741
Yorozu Corp.   26,600  377,917
  4,056,088
CONSUMER DURABLES - 2.2%
Aderans Co. Ltd.   50,000  1,210,261
Kuramoto Seisakusho Co. Ltd.   27,000  752,993
Maruwa Ceramic Co. Ltd.   300  8,682
Sankyo Co. Ltd.   7,900  274,361
  2,246,297
CONSUMER ELECTRONICS - 0.1%
Sogo Denki Co. Ltd.   17,000  81,254
TEXTILES & APPAREL - 3.3%
Descente Ltd.   183,000  1,107,389
Impact 21 Co. Ltd.   29,000  574,786
Jeans Mate Corp.   6,600  208,375
Maruko Co. Ltd.   17,100  704,845
Sotoh Co. Ltd.   11,000  114,799
Tokai Senko Kk, Nagoya (a)  129,000  641,465
  3,351,659
TOTAL DURABLES   9,735,298
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
FINANCE - 8.4%
CREDIT & OTHER FINANCE - 4.2%
Acom Co. Ltd.   80,600 $ 3,088,989
Credia Co. Ltd.   15,000  367,025
Japan Associated Finance Co.   10,000  821,750
SHH International Ltd. (warrants) (a)  1,150  59,860
  4,337,624
SECURITIES INDUSTRY - 4.2%
Ace Koeki Co. Ltd.   43,000  509,099
Ichiyoshi Securities  69,000  335,847
Kankaku Securities (a)  225,000  710,371
Kokusai Securities Co. Ltd. (a)  65,000  780,969
New Japan Securities (a)  330,000  1,554,133
Wako Securities  58,000  365,218
  4,255,637
TOTAL FINANCE   8,593,261
HEALTH - 2.4%
DRUGS & PHARMACEUTICALS - 1.2%
JCR Pharmaceuticals Co. Ltd.   24,000  347,292
Sanseido Co. Ltd.   6,400  60,618
Teikoku Hormone Manufacturing Co. Ltd.   60,000  836,659
  1,244,569
MEDICAL EQUIPMENT & SUPPLIES - 1.2%
Fukuda Denshi Co. Ltd.   42,000  917,167
Seed Co. Ltd. (a)  20,000  298,180
  1,215,347
TOTAL HEALTH   2,459,916
INDUSTRIAL MACHINERY & EQUIPMENT - 6.1%
ELECTRICAL EQUIPMENT - 1.0%
Icom, Inc.   8,000  73,668
Inaba Denkisangyo Co. Ltd.   20,000  422,714
Shinko Electric Industries Co. Ltd.   18,000  552,510
  1,048,892
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
Asahi Diamond Industrial Co. Ltd.   600  6,209
Fuji Oozx, Inc.   16,000  86,998
Kito Corp.   38,000  543,214
Kyoritsu Air Technology, Inc.   12,000  134,707
Nitto Kohki Co. Ltd.   42,900  1,410,875
Shinko Pantec Co. Ltd.   30,000  219,689
Takuma Co. Ltd.   116,000  1,322,517
Tsubaki Nakashima Co. Ltd.   81,000  795,615
Tsubakimoto Chain Co.   60,000  367,814
Union Tool Co.   19,000  366,586
  5,254,224
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   6,303,116
MEDIA & LEISURE - 8.3%
ENTERTAINMENT - 3.2%
Sony Music Entertainment Japan, Inc.   85,000  3,272,528
LEISURE DURABLES & TOYS - 1.7%
Roland Corp.   71,000  1,450,822
Takasago Electric Industries Co. Ltd.   15,000  335,453
  1,786,275
PUBLISHING - 0.4%
Takara Printing Co. Ltd.   42,000  372,024

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
RESTAURANTS - 3.0%
Daisyo Corp.   2,000 $ 30,695
Kentucky Fried Chicken Japan  46,000  774,567
Saint Marc Co. Ltd.   18,800  1,417,935
Yoshinoya D&C Co. Ltd. Ord.   70  871,739
  3,094,936
TOTAL MEDIA & LEISURE   8,525,763
NONDURABLES - 1.7%
FOODS - 1.7%
Katokichi Co. Ltd.   75,000  1,493,094
Yonekyu Corp.   26,000  296,426
  1,789,520
RETAIL & WHOLESALE - 12.7%
APPAREL STORES - 0.8%
Marutomi Group Co. Ltd.   91,000  806,051
Marutomi Group Co. Ltd. (warrants) (a)  700  59,072
  865,123
GENERAL MERCHANDISE STORES - 2.4%
Hanshin Department Store Ltd.   91,000  643,245
Matsumotokiyoshi Co. Ltd.   58,800  1,768,770
  2,412,015
GROCERY STORES - 2.4%
Chain Store Okuwa Co. Ltd.   57,000  829,818
Echo Trading Co. Ltd.   12,000  250,471
U Store Co. Ltd.   35,000  445,078
York Benimaru Co.   28,100  921,675
  2,447,042
RETAIL & WHOLESALE, MISCELLANEOUS - 7.1%
Amway Japan Ltd.   55,000  2,189,871
Daimon Co. Ltd.   38,000  1,349,704
Juel Verite Ohkubo Co. Ltd.   34,000  256,137
Laox Co. Ltd.   45,100  755,457
Maruzen Co. Ltd.   81,000  994,519
Salomon & Taylor Made Co. Ltd.   69,000  659,592
Tachibana Shokai Ltd. (warrants) (a)  1,350  107,536
Yamada Denki Co. Ltd.   43,000  965,402
  7,278,218
TOTAL RETAIL & WHOLESALE   13,002,398
SERVICES - 3.0%
LEASING & RENTAL - 0.6%
Kawasho Gecoss Corp.   48,900  570,375
SERVICES - 2.4%
Cats, Inc.   77,000  904,889
Ishikawajima Hanyoki Service Co. Ltd.   10,000  160,491
Meitec Corp.   60,000  1,231,309
Shinki Co. Ltd.   6,000  157,860
  2,454,549
TOTAL SERVICES   3,024,924
TECHNOLOGY - 10.9%
COMMUNICATIONS EQUIPMENT - 4.0%
Fujitsu Denso  56,000  1,841,701
Oi Electric Co. Ltd.   110,000  1,929,402
Tohoku Telecommunications Construction
 Co. Ltd.   69,000  344,924
  4,116,027
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 0.6%
OA System Plaza Co. Ltd. (a)  34,000 $ 611,269
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Kanematsu Electronics Ltd.   111,000  983,205
Nissho Electronics Corp.   60,000  973,471
  1,956,676
ELECTRONIC INSTRUMENTS - 0.1%
Shibaura Electronics Co.   5,500  57,400
ELECTRONICS - 3.6%
Apic Yamada Corp.   42,000  755,098
Daishinku Corp. (warrants) (a)  1,300  69,719
Fujitsu Kiden Ltd.   1,000  12,190
Meiden Engineering Co. Ltd.   59,400  765,779
Mimasu Semiconductor Industries
 Co. Ltd.   90,000  1,381,276
Nippon Ceramic Co. Ltd.   13,000  245,122
Tokyo Denpa Co. Ltd.   15,000  513,045
  3,742,229
PHOTOGRAPHIC EQUIPMENT - 0.7%
Minolta Camera Co. Ltd.   122,000  735,049
TOTAL TECHNOLOGY   11,218,650
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 0.3%
Airport Facilities Co. Ltd.   34,000  269,555
RAILROADS - 0.2%
Hankyu Corp. (warrants) (a)  450  67,500
Tobu Railway Co. Ltd. (warrants) (a)  900  112,500
  180,000
SHIPPING - 1.2%
Kawasaki Kisen Kaisha Ltd. (a)  300,000  794,563
Navix Line Ltd. (a)  200,000  477,088
  1,271,651
TOTAL TRANSPORTATION   1,721,206
TOTAL COMMON STOCKS
 (Cost $120,333,838)   102,082,283
CONVERTIBLE BONDS - 0.5%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (B)
CONSTRUCTION & REAL ESTATE - 0.4%
REAL ESTATE - 0.4%
Cesar Co. 1/8%, 9/30/00 - $ 550,000  409,919
MEDIA & LEISURE - 0.1%
RESTAURANTS - 0.1%
Daisyo Corp.
 0.70%, 2/28/03 - JPY 14,000,000  121,552
TOTAL CONVERTIBLE BONDS
 (Cost $590,656)   531,471
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $120,924,494)  $ 102,613,754
CURRENCY ABBREVIATIONS
JPY - Japanese yen
LEGEND
(a)  Non-income producing
(b) Principal amount is stated in United States dollars unless otherwise noted.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $181,422,829 and $61,205,819, respectively.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $120,949,862. Net unrealized depreciation aggregated $18,336,108, of which $1,925,128 related to appreciated investment securities and $20,261,236 related to depreciated investment securities. For the period, interest and dividends from foreign countries were $677,660. Taxes accrued or paid to foreign countries were $101,367.
JAPAN SMALL COMPANIES
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)

 OCTOBER 31, 1996

ASSETS

Investment in securities, at value                                                                                $ 102,613,754
(cost $120,924,494) - See accompanying schedule

Receivable for investments sold                                                                                    2,316,864

Receivable for fund shares sold                                                                                    1,293,880

Dividends receivable                                                                                               239,043

Interest receivable                                                                                                189

Redemption fees receivable                                                                                         253

 TOTAL ASSETS                                                                                                      106,463,983

LIABILITIES

Payable to custodian bank                                                                              $ 44,325

Payable for investments purchased                                                                       63,944

Payable for fund shares redeemed                                                                        525,368

Accrued management fee                                                                                  71,488

Other payables and                                                                                      94,427
accrued expenses

 TOTAL LIABILITIES                                                                                                 799,552

NET ASSETS                                                                                                        $ 105,664,431

Net Assets consist of:

Paid in capital                                                                                                   $ 123,620,837

Accumulated net investment (loss)                                                                                  (105,103
                                                                                                                  )

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                470,634

Net unrealized appreciation (depreciation) on investments                                                          (18,321,937
and assets and liabilities in                                                                                     )
foreign currencies

NET ASSETS, for 11,576,565 shares outstanding                                                                     $ 105,664,431

NET ASSET VALUE and redemption price per share ($105,664,431 (divided by) 11,576,565 shares)                       $9.13

Maximum offering price per share (100/97.00 of $9.13)                                                              $9.41


STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS)
  TO OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 675,778
Dividends

Interest                                                                           500,805

                                                                                   1,176,583

Less foreign taxes withheld                                                        (101,367
                                                                                  )

 TOTAL INCOME                                                                      1,075,216

EXPENSES

Management fee                                                     $ 789,872

Transfer agent fees                                                 319,420

Accounting fees and expenses                                        82,444

Non-interested trustees' compensation                               380

Custodian fees and expenses                                         85,719

Registration fees                                                   100,738

Audit                                                               29,151

Legal                                                               915

Miscellaneous                                                       66

 Total expenses before reductions                                   1,408,705

 Expense reductions                                                 (113           1,408,592
                                                                   )

NET INVESTMENT INCOME (LOSS)                                                       (333,376
                                                                                  )

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              707,484

 Foreign currency transactions                                      (8,577         698,907
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (18,310,740
                                                                   )

 Assets and liabilities in                                          (11,197        (18,321,937
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    (17,623,030
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (17,956,406
                                                                                  )

OTHER INFORMATION                                                                 $ 694,227
Sales charges paid to FDC

 Expense reductions                                                               $ 113
  Custodian interest credits


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                  $ (333,376
Net investment income (loss)                                                )

 Net realized gain (loss)                                                    698,907

 Change in net unrealized appreciation (depreciation)                        (18,321,937
                                                                            )

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (17,956,406
                                                                            )

Share transactions                                                           207,082,528
Net proceeds from sales of shares

 Cost of shares redeemed                                                     (83,815,966
                                                                            )

 Redemption fees                                                             354,275

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS     123,620,837

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                    105,664,431

NET ASSETS

 Beginning of period                                                         -

 End of period (including accumulated net investment loss of $105,103)      $ 105,664,431

OTHER INFORMATION
Shares

 Sold                                                                        19,679,280

 Redeemed                                                                    (8,102,715
                                                                            )

 Net increase (decrease)                                                     11,576,565



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER 1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                 $ 10.00

Income from Investment Operations

 Net investment income (loss)                                                                                          (.03) C

 Net realized and unrealized gain (loss)                                                                             (.87)

 Total from investment operations                                                                                        (.90)



Redemption fees added to paid in capital                                                                              .03

Net asset value, end of period                                                                                       $ 9.13

TOTAL RETURN A                                                                                                    (8.70)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                            $ 105,664

Ratio of expenses to average net assets                                                                              1.34%

Ratio of net investment income (loss) to average net assets                                                           (.32)%

Portfolio turnover rate                                                                                               66%

Average commission rate B                                                                                           $ .0578

A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


LATIN AMERICA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. CUMULATIVE TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
OCTOBER 31, 1996                        YEAR     FUND

LATIN AMERICA                           30.69%   28.28%

LATIN AMERICA                           26.77%   24.43%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital International    23.34%   52.50%
 Emerging Markets Free -
 Latin America Index

Latin American Region Funds Average     26.06%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index- a market capitalization weighted index of approximately 170 stocks traded in seven Latin American markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Latin American region funds average, which reflects the performance of 23 mutual funds with similar objectives - in this case, a very small peer group - tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   LIFE OF
OCTOBER 31, 1996                        YEAR     FUND

LATIN AMERICA                           30.69%   7.29%

LATIN AMERICA                           26.77%   6.37%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital International    23.34%   12.66%
 Emerging Markets Free -
 Latin America Index

Latin American Region Funds Average     26.06%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961112 093026 S00000000000001
             Latin America               MS Latin America Free
             00349                       MS007
  1993/04/19       9700.00                    10000.00
  1993/04/30       9641.80                     9568.13
  1993/05/31       9874.60                     9818.14
  1993/06/30      10379.00                    10436.73
  1993/07/31      10737.90                    10716.71
  1993/08/31      11746.70                    11640.43
  1993/09/30      11960.10                    11844.71
  1993/10/31      12881.60                    12314.07
  1993/11/30      13861.30                    13120.91
  1993/12/31      15722.24                    14784.37
  1994/01/31      16981.97                    17217.49
  1994/02/28      16093.32                    16719.16
  1994/03/31      14462.50                    15584.66
  1994/04/30      13437.14                    14395.32
  1994/05/31      14169.54                    15245.68
  1994/06/30      12851.22                    14269.20
  1994/07/31      14042.59                    15621.61
  1994/08/31      16132.38                    18162.47
  1994/09/30      16679.24                    18941.58
  1994/10/31      15829.65                    18005.81
  1994/11/30      15360.92                    17492.25
  1994/12/31      12079.76                    14879.00
  1995/01/31      10331.75                    13254.17
  1995/02/28       8710.70                    11334.14
  1995/03/31       8564.22                    10943.14
  1995/04/30       9618.88                    12522.51
  1995/05/31       9667.71                    12807.01
  1995/06/30       9804.43                    13006.60
  1995/07/31      10331.75                    13409.01
  1995/08/31      10527.06                    13562.20
  1995/09/30      10361.05                    13446.57
  1995/10/31       9521.23                    12364.71
  1995/11/30       9863.02                    12586.91
  1995/12/31      10090.87                    12969.47
  1996/01/31      11504.18                    14299.20
  1996/02/29      10901.30                    13475.78
  1996/03/31      11316.40                    13644.77
  1996/04/30      11800.68                    14400.27
  1996/05/31      12373.92                    14863.45
  1996/06/30      12709.95                    15244.82
  1996/07/31      12186.13                    14644.02
  1996/08/31      12561.70                    15056.16
  1996/09/30      12759.37                    15400.36
  1996/10/31      12443.10                    15250.18
IMATRL PRASUN   SHR__CHT 19961031 19961112 093028 R00000000000046

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund on April 19, 1993, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $12,443 - a 24.43% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Emerging Markets Free - Latin America Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $15,250- a 52.50% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
LATIN AMERICA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Patti Satterthwaite, Portfolio Manager of Fidelity Latin America Fund
Q. HOW HAS THE FUND PERFORMED, PATTI?
A. The fund's performance was good on both an absolute and relative basis. For the 12-month period that ended October 31, 1996, the fund had a total return of 30.69%. That beat the Latin American region funds average return of 26.06%, as tracked by Lipper Analytical Services. The fund also beat the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned 23.34% for the 12-month period.
Q. HOW HAS THE LATIN AMERICAN INVESTMENT ENVIRONMENT CHANGED OVER THE PAST
YEAR?
A. You may recall that in the first half of the period the Latin American markets performed very well. What contributed most to their success was falling interest rates and the prudent fiscal policies instituted by many individual governments, namely a greater focus on improving their respective budget and trade surpluses. Satisfied that the region was making progress on these fronts, investors began to look for economic growth to sustain the markets' momentum in the second half of the year. Unfortunately, the anticipated economic growth didn't materialize to any great extent, and the Latin American markets made much smaller gains in the second half of the year than they did in the first. While Mexico has experienced some economic growth, it's been at a very slow pace. Brazil and Argentina, two of the other larger markets in the region, grew, but at a slower pace than many market observers had originally anticipated. That's why most of the Latin American markets' - and the fund's - gains came in the first half of the period.
Q. WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. One of the major factors influencing the fund's performance was stock selection, with its holdings in Brazilian and Mexican stocks performing particularly well. In terms of country weightings, the fund had a lighter weighting than the index in Chilean stocks, which generally lagged the performance of the region as a whole. That was an additional positive for the fund's performance. Finally, several individual large holdings from other countries in the region performed well.
Q. LET'S START WITH BRAZIL, THE FUND'S LARGEST COUNTRY WEIGHTING AT THE END OF THE PERIOD. WHICH OF THE FUND'S HOLDINGS THERE PERFORMED WELL?
A. Telecommunications companies were some of the best performers in the Brazilian market, thanks to a unique opportunity that occurs every so often in this region. What typically has happened in industries that undergo privatization in Latin America is that a given government will levy tariff increases as a way to improve an entity's profitability. They do that in order to make a company more attractive to investors at the point of privatization. Generally speaking, higher tariffs have led to several years of very strong earnings growth for many of these state-run companies. That recently was the case with Telebras, the state holding company that controls 28 telephone operating subsidiaries and has a monopoly position in supplying local and long distance services in the country, with its stock price rising more than 50% over the past year. Telebras and its subsidiaries - including Telesp, Telepar and Telemig - accounted for roughly 20% of the fund's investments at the end of the period. Another strong performer during the year was Petrobras, the large oil production company. Petrobras was helped by regulatory changes and an increase in its oil production. Finally, many of the fund's Brazilian bank holdings performed well as interest rates fell.
Q. A NEW ADDITION TO THE FUND'S TOP TEN HOLDINGS WAS CENTRAIS ELECTRICAS. WHAT MADE THIS BRAZILIAN ELECTRIC UTILITY ATTRACTIVE?
A. My view was that moves toward privatization in the electric industry could benefit Centrais Electricas. After keeping a relatively light weighting in this stock for several years when it was a poor performer, I significantly increased the fund's holdings in it throughout the past several months. The stock has performed relatively well since I bought it.
Q. TURNING TO MEXICO, WHICH STOCKS IN THAT COUNTRY PERFORMED WELL?
A. As was the case with Brazil, Mexican banks, particularly Grupo Financiero Inbursa, performed well. Falling interest rates spurred lending and other activity, helping to improve the banks' profits. Grupo Carso was another good performer. Recently, the broad-based Mexican conglomerate with interests in auto parts manufacturing, mining, telecommunications and construction, among other businesses, spun off its telecommunications holdings into a company called Global Telecom. In my view, that was a positive for Grupo Carso, and after the transaction occurred, I bought more shares of it. The fund's holdings in Grupo Carso performed well because the company continued to show strength from improving export profits.
Q. WITH ARGENTINA AS ONE OF THE BEST-PERFORMING LATIN AMERICAN MARKETS DURING THE PAST YEAR, WHY DID YOU REDUCE THE FUND'S HOLDINGS THERE?
A. It's important to remember that the vast majority of the Argentine market's gains came in the first half of the period. Since then, the market has been rather lackluster. What was troubling investors was the economy's rather weak performance. Additionally, the country's long-term finance minister resigned and many investors started to question the prospects for further economic improvement. In the spring, I began to sell some Argentine stocks in order to lock in their previous gains. I sold some of the bank holdings, and increased the fund's stake in the oil company YPF.
Q. WERE THERE ANY DISAPPOINTMENTS?
A. I would say my biggest regret was keeping a relatively small weighting in the Venezuelan market, which performed very well. But I felt that there were good reasons for doing so. The Venezuelan government had enacted currency exchange controls, and there was no convertibility between the U.S. dollar and the Venzuelan currency. Given that, I felt that my ability to trade in and out of stocks was very limited. Even after the controls were removed, I was reluctant to buy more stocks because I believed there wasn't enough liquidity in the market.
Q. WHAT'S YOUR OUTLOOK GOING FORWARD?
A. In the past several months, the market has been fairly narrow, characterized by rather light trading and greater fluctuations in stock prices relative to volume than would be the case if trading was active. So until I see some broadening out of the market, I'll most likely stick with a relatively small number of large, high-quality companies. And until economic growth accelerates, I expect to focus on companies that can do well in slow-growth environments, such as telecommunication companies and utilities. Finally, I'll continue to seek out opportunities in Mexico and Brazil, particularly telecommunications, utilities and oil companies where earnings growth has been strong despite slow economic growth.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: high total investment return by investing mainly in equity and debt securities of Latin
American issuers
FUND NUMBER: 349
TRADING SYMBOL: FLATX
START DATE: April 19, 1993
SIZE: as of October 31, 1996, more than
$557 million
MANAGER: Patti Satterthwaite, since 1993;
assistant manager, Latin American portion of Fidelity Emerging Markets Fund, since 1990;
securities and Latin American analyst,
1986-1990; joined Fidelity in 1986
(checkmark)
PATTI SATTERTHWAITE ON THE INFLUENCE OF THE U.S. ECONOMY
ON LATIN AMERICA:
"There are a couple of reasons why I'm optimistic about the prospects for Latin American stocks. One is that earnings growth for many Latin American companies - especially those in Brazil and Mexico
- have been strong despite a slow-growing economy. Another reason for my optimism is that many investors have shied away from the Latin
American region over the past year, concentrating instead on the large gains posted by the U.S. stock market. If investors start to look for value outside the U.S., they may find Latin American stocks attractive.
More investor money coming into Latin American stocks would almost certainly be a positive for the market. And if regional economic growth improves, earnings growth should also improve.
"The U.S. economy's better-than-expected 1996 growth has been a positive for the Latin American region, since so many companies there rely on profits generated from exports to the United States.
If the U.S. economy weakens significantly, it could be problematic for Latin American countries. On the other hand, U.S. economic growth only has to stay at current moderate levels and be sustainable in order to be a plus for Latin American exporters.
Additionally, significantly higher U.S. interest rates might mean trouble for Latin American companies with a fair amount of debt, since their capital borrowing costs could increase. But if U.S. and domestic interest rates stay in the range they've been so far this year, debt costs should remain manageable."
LATIN AMERICA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

United States 5.7%
Row: 1, Col: 1, Value: 5.7
Row: 1, Col: 2, Value: 6.0
Row: 1, Col: 3, Value: 22.3
Row: 1, Col: 4, Value: 7.2
Row: 1, Col: 5, Value: 48.6
Row: 1, Col: 6, Value: 10.2
Argentina 10.2%
Other 6.0%
Mexico 22.3%
Brazil 48.6%
Chile 7.2%
AS OF APRIL 30, 1996
United States 8.0%
Argentina 14.9%
Row: 1, Col: 1, Value: 8.0
Row: 1, Col: 2, Value: 3.4
Row: 1, Col: 3, Value: 7.5
Row: 1, Col: 4, Value: 23.4
Row: 1, Col: 5, Value: 5.4
Row: 1, Col: 6, Value: 37.4
Row: 1, Col: 7, Value: 14.9
Panama 3.4%
Other 7.5%
Brazil 37.4%
Mexico 23.4%
Chile 5.4%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   94.3          91.6

Bonds                    0.0           0.4

Short-term investments   5.7           8.0

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                     % OF FUND'S   % OF FUND'S
                                     INVESTMENTS   INVESTMENTS
                                                   6 MONTHS AGO

Telebras sponsored ADR               6.7           4.0
(Brazil, Telephone Services)

Centrais Electricas Brasileiras SA   5.6           2.2
(Brazil, Electric Utility)

Telesp PN (Pfd. Reg.)                4.4           3.5
(Brazil, Telephone Services)

Compania Cervejaria Brahma PN        4.3           2.7
 (Pfd. Reg)
(Brazil, Beverages)

Grupo Carso SA de CV Class A-1       3.9           4.6
(Mexico, Tobacco)

Telebras ON                          3.7           2.4
(Brazil, Telephone Services)

Telebras PN (Pfd. Reg)               3.7           2.5
(Brazil, Telephone Services)

YPF Sociedad Anonima sponsored       3.5           2.1
 ADR representing Class D shares
(Argentina, Oil & Gas)

Bradesco PN                          3.1           3.4
(Brazil, Banks)

Perez Companc Class B                2.8           2.8
(Argentina, Oil & Gas)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Utilities                    34.3           27.9

Finance                      15.4           17.0

Nondurables                  15.4           17.1

Energy                       8.9            4.7

Basic Industries             8.0            8.9

Retail & Wholesale           3.7            4.0

Construction & Real Estate   3.1            5.2

Holding Companies            2.0            2.2

Precious Metals              1.2            0.3

Durables                     1.0            2.9


LATIN AMERICA
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 94.3%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
ARGENTINA - 10.2%
Bansud SA Class B (a)  204,552 $ 2,045,847
Banco de Galicia Y Buenos Aires
 SA sponsored ADR representing
 Class B shares   333,788  6,049,908
Central Costanera SA ADR (b)  19,500  604,500
IRSA (Inversiones Y Representa) SA GDR  29,200  890,600
Interamericania de Auto Ord. (a)  179,062  802,322
Mirgor Sacifia Class C sponsored
 ADR (a)(b)  146,010  233,616
Perez Companc Class B  2,427,930  15,419,823
Telecom Argentina Class B
 sponsored ADR  168,600  6,364,650
Telecom Argentina Stet France
 Telecom SA  1,184,400  4,471,825
TGS (Transportadora de Gas del Sur)
 SA Class B sponsored ADR  94,200  1,095,075
YPF Sociedad Anonima sponsored
 ADR representing Class D shares  852,100  19,385,275
  57,363,441
BERMUDA - 1.0%
Credicorp Ltd.   308,265  5,394,638
BRAZIL - 48.6%
Aracruz Celulose SA ADR  438,100  3,504,800
Bradesco PN  2,009,804,377  17,134,683
Celesc PN Class B Ord. (a)   433,000  366,628
Centrais Electricas Brasileiras SA  96,143,110  31,158,789
Cimento Itau PN Ord.  6,044,000  1,588,204
Compania Cervejaria Brahma:
 ON (Reg.) (a)  117,827  72,818   PN (Pfd. Reg.) (warrants) (a)  1,895,770
184,503
 PN (Pfd. Reg.)  38,829,523  23,996,835
Compania Energertica Minas Gerais  251,248,000  7,995,922
Compania Paulista de Forca Luz Ord.   77,489,597  7,127,537
Compania Vale do Rio Doce PN Ord.   309,000  6,405,547
Coteminas PN  14,365,310  4,823,388
Dixie Toga SA  1,904,400  1,427,142
Elevadores Atlas SA (a)(b)  68,000  741,217
Itaubanco PN (Pfd. Reg.)  20,905,100  9,053,790
Itausa Investimentos Itau SA  7,196,000  5,672,759
Iven SA (a)  4,963,300  2,487,688
Klabin Industria de Papel e Celulose PN  5,775,165  5,733,011
Light Participacoes SA (a)  11,695,400  1,840,532
Minas Gerais State Preference
 (warrants) (a)(b)  2,000  116,000
Multicanal Participacoes SA
 sponsored ADR  32,000  448,000
Perdigao SA Comercio e Industria PDG
 (Pfd. shares)  1,461,114,630  2,730,258
Perdigao SA Comercio e Industria PDG  23,222,143  40,681
Petrobras PN (Pfd. Reg.) (a)  114,881,000  14,870,242
Souza Cruz Industria Comerico  804,600  4,839,346
Telebras:
 ON  341,974,800  20,834,669
 PN (Pfd. Reg.)  279,196,597  20,732,555
 sponsored ADR  506,100  37,704,450
Telepar PN  9,135,764  4,169,998
Telesp PN (Pfd. Reg.)  133,530,857  24,431,923
Telecomunicacoes de Minas
 Gerais (Telemig) SA  395,698  47,368
Telecomunicacoes de Minas
 Gerais (Telemig) SA Class B (a)  20,600,000  2,299,582

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Unibanco PN  187,757,074 $ 5,207,860
Votorantim Celulose E Paper SA:
 (Pfd. Reg.)  145,251,499  2,502,143
 (rights)  36,985,978  17,998
  272,308,866
CHILE - 7.2%
Banco Santander Chile SA, Series A
 sponsored ADR  395,000  5,579,375
Cristalerias de Chile SA sponsored ADR  124,700  2,649,875
Empresa Nacional de Electricidad
 SA sponsored ADR  93,500  1,718,063
Enersis SA sponsored ADR  438,200  12,872,125
Madeco SA ADR  94,900  2,277,600
Santa Isabel SA sponsored ADR  158,000  4,443,750
Soc Quimica y Minera de Chile ADR  172,300  9,907,250
Vina Concha Stet y Toro
 SA sponsored ADR  37,200  744,000
  40,192,038
COLOMBIA - 1.4%
Banc Industrial Colombiano
 sponsored ADR  159,300  2,907,225
Banco de Bogota  25,737  157,019
Compania Nacional de Chocolates  136,000  1,142,571
Noel (Industria Alimenticias)  94,613  269,687
Suramericana de Seguros SA  175,750  3,251,863
  7,728,365
LUXEMBOURG - 0.2%
Quilmes Industrial SA sponsored ADR  129,800  1,362,900
MEXICO - 22.3%
BANACCI SA de CV Class B (a)  2,919,000  6,226,223
Carso Global Telecom, Series A-1 (a)  1,816,224  4,443,710
Cemex SA, Series B  1,054,613  3,824,130
Cifra SA Class C (a)  8,508,200  10,995,541
Corporacion Geo SA de CV Class B
 sponsored ADR (a)(b)  40,800  693,600
Corporacion Geo SA de CV (a)  840,873  3,798,171
Emvasa del Valle de Enah Ord. (a)   2,160,600  1,382,567
Far-Ben SA de CV, Series B  1,032,700  1,946,192
Fomento Economico Mexicano SA de
 CV Class B  1,615,600  4,946,128
Gruma SA Class B (a)  1,558,766  7,813,388
Grupo Carso SA de CV Class A-1  4,737,100  21,694,373
Grupo Cementos Chihuahua Class B  5,479,300  6,187,415
Grupo Elektra SA 1,042,200 7,165,942Grupo Financiero Bancomer Class B (a) 24,944,300 10,672,530
Grupo Financiero Inbursa SA Class B  3,391,900  11,065,169
Grupo Modelo SA de CV Class C Ord.   1,849,500  9,665,204Grupo Televisa SA
de CV
 sponsored ADR (a)  164,600  4,320,750
Sears Roebuck de Mexico SA de CV (a)  461,900  828,754
Tubos De Acero De Mexico ADR (a)  668,000  7,431,500
  125,101,287
PANAMA - 0.9%
Panamerican Beverages, Inc. Class A  111,000  4,842,375
PERU - 1.6%
Banco Wiese Ltd.   304,773  461,150
Banco Wiese Ltd. sponsored ADR  186,219  977,650
Compania de Cementos Lima SA
 Class C  40,258  550,102
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
PERU - CONTINUED
Compania de Minas Buenaventura SA:
 Class A  100,526 $ 781,197
 Class B (a)  33,551  285,070
 Class B sponsored ADR (a)  293,300  4,912,775   Class T  98,541  768,448
  8,736,392
VENEZUELA - 0.9%
Electricidad de Caracas  1,631,114  1,786,788
Mavesa SA sponsored ADR (b)  513,933  3,083,598
  4,870,386
TOTAL COMMON STOCKS
 (Cost $452,454,829)   527,900,688
CASH EQUIVALENTS - 5.7%
(% OF FUND'S INVESTMENTS)
Taxable Central Cash Fund (c)  31,794,480  31,794,480
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $484,249,309)  $ 559,695,168
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,472,531 or 1.0% of net assets.
(c) At period end, the seven-day yield on the Taxable Central Cash Fund was 5.33%. The yield refers to the income earned by investing in the Fund over the seven-day period, expressed as an annual percentage.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $386,918,166 and $424,487,572, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $29,528 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $486,727,660. Net unrealized appreciation aggregated $72,967,508, of which $113,602,927 related to appreciated investment securities and $40,635,419 related to depreciated investment securities.
At October 31, 1996, the fund had a capital loss carryforward of approximately $185,031,000 of which $147,415,000, and $37,616,000 will expire on October 31, 2003, and 2004, respectively.
For the period, interest and dividends from foreign countries were $16,179,286. Taxes accrued or paid to foreign countries were $1,595,489. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries    8.0%
Cash Equivalents   5.7
Construction & Real Estate    3.1
Durables    1.0
Energy    8.9
Finance    15.4
Holding Companies   2.0
Industrial Machinery & Equipment   0.1
Media & Leisure   0.9
Nondurables   15.4
Precious Metals   1.2
Retail & Wholesale   3.7
Services    0.3
Utilities   34.3
    100.0%
LATIN AMERICA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at value (cost $484,249,309) - See accompanying schedule                                   $ 559,695,168


Receivable for investments sold                                                                                       5,175,944


Receivable for fund shares sold                                                                                       374,091


Dividends receivable                                                                                                  901,088


Redemption fees receivable                                                                                            354


Other receivables                                                                                                     9,750


 TOTAL ASSETS                                                                                                         566,156,395


LIABILITIES


Payable for investments purchased                                                                      $ 2,752,387


Payable for fund shares redeemed                                                                        4,732,754


Accrued management fee                                                                                  391,232


Other payables and                                                                                      390,708

accrued expenses


 TOTAL LIABILITIES                                                                                                    8,267,081


NET ASSETS                                                                                                           $ 557,889,314


Net Assets consist of:


Paid in capital                                                                                                      $ 661,423,275


Undistributed net investment income                                                                                   8,572,867


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   (187,527,926

                                                                                                                     )


Net unrealized appreciation (depreciation) on investments                                                             75,421,098

and assets and liabilities in

foreign currencies


NET ASSETS, for 44,301,055 shares outstanding                                                                        $ 557,889,314


NET ASSET VALUE and redemption price per share ($557,889,314 (divided by) 44,301,055 shares)                          $12.59


Maximum offering price per share (100/97.00 of $12.59)                                                                $12.98



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 15,546,988
Dividends

Interest                                                                           3,032,657

                                                                                   18,579,645

Less foreign taxes withheld                                                        (1,595,489
                                                                                  )

 TOTAL INCOME                                                                      16,984,156

EXPENSES

Management fee                                                     $ 4,580,255

Transfer agent fees                                                 2,039,211

Accounting fees and expenses                                        402,734

Non-interested trustees' compensation                               2,206

Custodian fees and expenses                                         860,701

Registration fees                                                   51,665

Audit                                                               64,569

Legal                                                               2,651

Miscellaneous                                                       13,797

 Total expenses before reductions                                   8,017,789

 Expense reductions                                                 (28,663        7,989,126
                                                                   )

NET INVESTMENT INCOME                                                              8,995,030

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (32,663,535
                                                                   )

 Foreign currency transactions                                      (807,759       (33,471,294
                                                                   )              )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              168,532,752

 Assets and liabilities in                                          43,273         168,576,025
 foreign currencies

NET GAIN (LOSS)                                                                    135,104,731

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 144,099,761

OTHER INFORMATION                                                                 $ 968,514
Sales Charges Paid to FDC

 Expense reductions                                                               $ 14,682
 Directed brokerage arrangements

  Custodian interest credits                                                       8,857

  Transfer agent interest credits                                                  5,124

                                                                                  $ 28,663


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                       $ 8,995,030      $ 5,687,217
Net investment income

 Net realized gain (loss)                                                                         (33,471,294)     (150,178,950)

 Change in net unrealized appreciation (depreciation)                                             168,576,025      (183,907,107)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  144,099,761      (328,398,840)

Distributions to shareholders from net investment income                                          (5,626,729)      -

Share transactions                                                                                 348,744,157      430,328,990
Net proceeds from sales of shares

 Reinvestment of distributions                                                                     5,493,619        -

 Cost of shares redeemed                                                                          (401,997,197)    (526,564,610)

 Redemption fees                                                                                   886,945          2,393,237

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           (46,872,476)     (93,842,383)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          91,600,556       (422,241,223)

NET ASSETS

 Beginning of period                                                                               466,288,758      888,529,981

 End of period (including undistributed net investment income of $8,572,867 and $4,391,206,
respectively)                                                                                     $ 557,889,314    $ 466,288,758

OTHER INFORMATION
Shares

 Sold                                                                                             29,713,125       41,302,837

 Issued in reinvestment of distributions                                                           552,485          -

 Redeemed                                                                                          (33,772,507)     (48,312,015)

 Net increase (decrease)                                                                           (3,506,897)      (7,009,178)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                   APRIL 19, 1993
                                                                    (COMMENCEME
                                                                    NT
                                                                    OF OPERATIONS)
                                                                    TO
                                                                    OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 C   1993





Net asset value, beginning of period                                   $ 9.75      $ 16.21     $ 13.28     $ 10.00

Income from Investment Operations

 Net investment income                                                 .22         .04         .07         .03

 Net realized and unrealized gain (loss)                               2.72        (6.52)      2.82        3.23

 Total from investment operations                                      2.94        (6.48)      2.89        3.26



Less Distributions

 From net investment income                                            (.12)       -           (.05)       -

 From net realized gain                                                -           -           (.05)       -

 Total distributions                                                   (.12)       -           (.10)       -

Redemption fees added to paid in capital                               .02         .02         .14         .02

Net asset value, end of period                                         $ 12.59     $ 9.75      $ 16.21     $ 13.28

TOTAL RETURN B                                                         30.69%      (39.85)%    22.89%      32.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                $ 557,889   $ 466,289   $ 888,530   $ 342,934

Ratio of expenses to average net assets                                1.32%       1.41%       1.48%       1.94%
                                                                                                                   A

Ratio of net investment income to average net assets                   1.48%       .97%        .47%        1.21%
                                                                                                                    A

Portfolio turnover rate                                                70%         57%         77%         72%
                                                                                                                   A

Average commission rate D                                              $ .0004

A ANNUALIZED
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES."
AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
D FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH
COMMISSIONS ARE CHARGED.  THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NORDIC
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses during the period shown, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                              PAST 1   LIFE OF
OCTOBER 31, 1996                          YEAR     FUND

NORDIC                                    27.70%   27.70%

NORDIC (INCL. 3% SALES CHARGE)            23.87%   23.87%

FT - Actuaries World Nordic Index         21.20%   21.20%

European Region Funds Average             17.03%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT
- Actuaries World Nordic Index - a market capitalization weighted index of over 90 stocks traded in four Scandinavian markets. The index is designed to provide coverage of approximately 85% of investable equity available in each market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                              PAST 1   LIFE OF
OCTOBER 31, 1996                          YEAR     FUND

NORDIC                                    27.70%   27.70%

NORDIC (INCL. 3% SALES CHARGE)            23.87%   23.87%

FT - Actuaries World Nordic Index         21.20%   21.20%

European Region Funds Average             17.03%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961108 143123 S00000000000001
             Nordic                      FT Nordic
             00342                       FT002
  1995/11/01       9700.00                    10000.00
  1995/11/30       9845.50                    10102.71
  1995/12/31       9554.50                     9837.68
  1996/01/31       9612.70                     9736.81
  1996/02/29      10204.40                    10379.35
  1996/03/31      10340.20                    10486.03
  1996/04/30      10476.00                    10527.60
  1996/05/31      10990.10                    10896.56
  1996/06/30      11106.50                    10976.95
  1996/07/31      10980.40                    10742.19
  1996/08/31      11630.30                    11353.24
  1996/09/30      12018.30                    11682.46
  1996/10/31      12396.60                    12120.19
IMATRL PRASUN   SHR__CHT 19961031 19961108 143124 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on November 1, 1995, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $12,387 - a 23.87% increase on the initial investment. For comparison, look at how the FT-Actuaries World Nordic Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,120 - a 21.20% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
NORDIC
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Colin Stone, Portfolio Manager of Fidelity Nordic Fund
Q. HOW DID THE FUND PERFORM, COLIN?
A. The fund did quite well providing a return of 27.70% for the one-year period that ended October 31, 1996. In contrast, the fund's benchmark, the FT - Actuaries World Nordic Index, was up 21.20% during the period. The fund's peer group, as measured by the European region funds average, was up 17.03%, according to Lipper Analytical Services.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE IN THE REGION DURING THE PERIOD?
A. We should begin by discussing the Swedish market because almost half of the fund is invested in that nation, and Swedish stocks make up about 60% of the FT benchmark. I would say that a real key to the Nordic stock markets' performance over the past year was the strong bond markets across the region, particularly in Sweden, as markets anticipated the creation of a single European currency. As evidence, the yield spread between Swedish and German bonds closed by more than 100 basis points during the period. So, the strength of the Nordic bond markets provided a solid underpinning for strong performance by stocks.
Q. ON THE OTHER HAND, THE SWEDISH CURRENCY STRENGTHENED DURING THE PERIOD. WHAT DID THE STRONGER CURRENCY MEAN TO THE FUND'S PERFORMANCE?
A. While it gave a boost to the fund's return as measured in dollars, it hurt the competitiveness of Swedish-based cyclical companies - companies whose performance generally mirrors the state of the economy. With the strengthening currency, I kept the fund somewhat underweighted in Sweden relative to my benchmark, and also reduced my investments in Swedish cyclical companies. I should also note that the fund almost quadrupled in size over the past six months. I believe that a portion of the inflows was hot money - meaning investors chasing the strong performance of the region
- and so I attempted to keep the fund liquid by investing in larger-capitalization stocks.
Q. THE FUND HAD ITS LARGEST INVESTMENTS IN THE TECHNOLOGY SECTOR, AT OVER 20% OF THE FUND'S HOLDINGS. HOW DID THIS SECTOR CONTRIBUTE TO PERFORMANCE?
A. The technology sector was strong over the past six months, and I was overweighted in some of the key companies relative to my benchmark. The fund's largest holding at the end of the period, Ericsson, the Swedish mobile communications supplier and mobile handset manufacturer, has had very strong fundamentals over the period. The company made quite significant market share gains within the handset business, while holding on to very high market share levels within the mobile telecommunications infrastructure business. While the mobile market did not show much growth in the U.S. during the period, it's booming in much of the rest of the world, and Ericsson has a phenomenal competitive position. Nokia, the Finnish handset manufacturer, was also a top holding of the fund and did well during the period. I was somewhat underweighted in Nokia compared to my benchmark, though, because much of its business comes from mobile handsets and I'm somewhat concerned about the quality of earnings from that side of the business. Allgon, another Swedish telecommunications supplier, bounced back nicely during the period and Nera, a Norwegian manufacturer of microwave and satellite technology, also contributed to performance.
Q. GIVEN THE STRONG BOND MARKETS IN THE REGION, THE FUND'S HOLDINGS IN FINANCIAL STOCKS MUST HAVE DONE WELL . . .
A. Yes, that's quite true indeed. There have been some positive earnings surprises from Swedish banks over the last two quarters, with Foreningsbanken being a good example. The smallest of the big banks in Sweden, it's the last of the workout - or recovery - stories in that country and continues to improve its balance sheet. Two insurance companies, Swedish-based Skandia Foersaekrings and Finnish-based Pohjola, also performed well. Insurance was a strong sector generally, due to the strong financial markets and speculation on the value of insurance-related businesses as the industry prepares for possible restructuring and consolidation.
Q. A COUPLE OF THE FUND'S HOLDINGS OUTSIDE OF YOUR LARGEST SECTORS WERE REAL STANDOUTS IN TERMS OF PERFORMANCE . . .
A. That's right, Hennes & Mauritz, a Swedish retailer I've spoken of before, was probably the single best contributor to the fund. The stock more than doubled during the year and, while it's still a sizable holding, I did take profits in the stock. Falck and Autoliv are two other examples from different sectors altogether. Falck, a Danish security services business with operations across the region, made two substantial acquisitions during the period that offer good margin improvement potential. The company also is expanding its range of services. Swedish-based Autoliv manufactures seat belts and air bags for cars and performed quite well after the announcement of a merger with Morton, its largest U.S. competitor. Both Falck and Autoliv saw their stocks appreciate significantly over the past six months.
Q. WHAT WERE THE DISAPPOINTMENTS DURING THE FUND'S FIRST YEAR?
A. Volvo, one of the fund's larger positions, was a disappointment due to weakness in its North American truck business. Scania, the Swedish truck company, didn't fare as well as I anticipated either. The European truck market was weaker than I believed it would be, and Scania's margins were hurt by the costs of introducing a new model. The fund's holdings in the forest products sector, although underweighted compared to the benchmark, were also disappointing. The market was expecting a sharper recovery in paper prices than what came to pass.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?
A. In the near term, some of the growth companies seem pretty fully priced. The more cyclical companies, I think, are cheap, but haven't shown much earnings or growth momentum. The financials are attractively valued, but I'm concerned that we've seen the best performance from them already, and that there's little opportunity for the bond markets to do better, particularly in Sweden. Where I still do have conviction is in some of the technology companies, where valuations have not gone to excessive levels and where our estimates are still ahead of the consensus. I still think Nordic stocks in general are attractively valued in relation to their European peers. While we have seen a dramatic convergence in bond market valuations between different European markets, equity valuations have not converged to the same degree yet. Twelve months ago, I would not have thought the fund would have performed as well as it did; I'd be surprised if the same thing happened over the next 12 months, but it is still possible to find strong stock ideas and I remain optimistic on the outlook. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of issuers in Denmark, Finland, Norway and Sweden
FUND NUMBER: 342
TRADING SYMBOL: FNORX
START DATE: November 1, 1995
SIZE: as of October 31, 1996, more than
$30 million
MANAGER: Colin Stone, since inception;
manager, Fidelity International, Limited's
Fidelity Nordic Fund, since 1990, Fidelity
Iberia Fund, since 1993, Fidelity New Europe
Fund, since 1995; analyst covering oil, oil service, leisure and engineering industries,
1987-1993; joined Fidelity in 1987
(checkmark)
COLIN STONE ON HIS INVESTING STYLE:
"Fundamentally, I'm a growth investor, where growth is driven by sales rather than by the economic cycle or margin recovery. So you're unlikely ever to find
50% of the fund in cyclicals. I focus on companies that are going to grow earnings per share faster than their local market, and that can do so across broader economic cycles. I do make some effort to own cyclicals at the right time and to own growth stocks at the right time. I also have a basic preference for service businesses because they are inherently cash-generative, and so it's easier for good management in a service business to make value-enhancing acquisitions. These types of companies have the free cash flow to augment the natural growth of the business.
"The first things I look for are whether Fidelity's earnings estimates are above or below consensus.
That's the biggest single driver for me. I work very closely with our team of 44 analysts in London and get great support from them. The second thing I look for is any sign of change that has yet to be recognized by the market. I believe that markets are often slow to discount change. It can come in any number of forms: change in the management team, in the business environment, in accounting rules or in new product offerings that have been underestimated. A good example here would be Tomra, in Norway, a stock I recently sold, where the market was slow to recognize a change in the mix of business from simply selling recycling equipment to U.S. food retailers to controlling the entire flow of recycled beverage containers. This gave the company a more predictable and faster growing revenue stream. The stock more than doubled in the last 12 months.
"In looking at a company's management, I like to see a number of qualities. I prefer to see the managers be shareholders in the business, so I know there's a unity of effort. I like them to be open in the information they give us, and I look for a balanced presentation of how their company is doing.
"I make it a point to always meet the management of every company I invest in, and our analysts meet or talk with the companies we invest in at least four times a year. I average a day a week on the road visiting companies, and between a dozen and two dozen companies come to our offices each week. At the end of the day, I think we're quite well informed about the firms and markets in which we invest our shareholders' funds."
NORDIC
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
United States
15.4%
Denmark 9.9%
Row: 1, Col: 1, Value: 15.4
Row: 1, Col: 2, Value: 49.5
Row: 1, Col: 3, Value: 8.800000000000001
Row: 1, Col: 4, Value: 16.4
Row: 1, Col: 5, Value: 9.9
Finland 16.4%
Norway 8.8%
Sweden 49.5
%
AS OF APRIL 30, 1996
United States
 8.3%
Denmark 12.4%
Row: 1, Col: 1, Value: 8.300000000000001
Row: 1, Col: 2, Value: 52.8
Row: 1, Col: 3, Value: 12.5
Row: 1, Col: 4, Value: 14.0
Row: 1, Col: 5, Value: 12.4
Finland 14.0%
Norway 12.5%
Sweden 52.8
%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   85.7          92.8

Short-term investments   14.3          7.2

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                        % OF FUND'S   % OF FUND'S
                                        INVESTMENTS   INVESTMENTS
                                                      6 MONTHS AGO

Ericsson (L.M.) Telephone Co. Class B   8.5           5.8
(Sweden, Communications Equipment)

Astra AB Class A Free shares            5.4           8.3
(Sweden, Drugs & Pharmaceuticals)

ABB AB, Series A                        4.2           0.0
(Sweden, Holding Companies)

Volvo AB Class B                        3.9           5.3
(Sweden, Autos, Tires & Accessories)

Nokia Corp. AB, Series A                3.1           0.0
(Finland, Communications Equipment)

Den Danske Bank Group AS                2.6           2.2
(Denmark, Banks)

Autoliv AB                              2.4           1.8
(Sweden, Autos, Tires & Accessories)

Skandia Foersaekrings AB                2.1           2.6
(Sweden, Insurance)

Falck A/S                               2.0           1.6
(Denmark, Services)

Foreningsbanken AB Class A Ord.         2.0           2.4
(Sweden, Banks)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                             % OF FUND'S    % OF FUND'S
                             INVESTMENTS    INVESTMENTS
                                            6 MONTHS AGO

Technology                   20.3           18.3

Finance                      15.2           17.5

Durables                     9.9            9.4

Health                       7.0            12.0

Holding Companies            4.8            0.7

Basic Industries             4.8            7.2

Construction & Real Estate   4.4            4.1

Nondurables                  4.4            4.8

Services                     3.5            1.6

Media & Leisure              3.0            2.8


NORDIC
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 85.7%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
DENMARK - 9.9%
Crisplant Industries AS (a)  1,300 $ 91,405
Danisco AS  100  5,711
Den Danske Bank Group AS  11,829  845,914
Falck A/S  2,450  659,641
Fredgaard Radio A/S  2,300  220,881
Incentive AS  1,778  113,732
International Service Systems AS,
 Series B  8,350  236,272
Sondagsavisen AS   500  83,173
Sophus Berendsen AS, Series B  3,740  460,509
Syd-Sonderjylland Holding  2,100  76,708
Unidanmark AS Class A  9,017  414,418
  3,208,364
FINLAND - 16.4%
Cultor OY, Series 1  11,192  510,775
Efore Oy Class A  17,240  428,469
Fiskars OY, Series A  2,800  206,303
Hartwall Oy AB Class A  3,513  119,760
Huhtamaki Ord.   13,469  583,587
Martela Oy Class A  1,200  25,363
Nokia Corp. AB, Series A  21,590  994,336
Pohjola Class B  25,651  535,959
Raision Tehtaat Class V  3,400  202,652
Spontel OY Class A  26,500  192,337
Talentum Oy Class B  3,400  27,295
TT Teito Oy  8,549  571,036
UPM-Kymmene Corp. (a)  31,090  629,089
Vaisala Oy Class A  3,200  197,066
Yit-Yhtymae Oy  8,100  94,420
  5,318,447
NORWAY - 8.8%
A-Pressen AS, Series A  12,200  266,913
Ark AS  11,733  282,365
Den Norske Bank AS Class A
 Free shares  122,500  403,924
Ekornes AS   10,000  218,781
Fokus Bank AS  23,000  133,706
Nera AS  17,270  619,378
NCL Holdings AS (a)  123,300  254,342
SE (System Etikettering) AS  4,269  60,708
Saga Petroleum AS Class B  3,380  52,556
Sparebanken Midt-Norge   5,900  159,507
Sparebanken Norway primary
 shares certificates  8,617  245,080
Steen & Stroem Invest AS  13,635  149,154
  2,846,414
SWEDEN - 49.5%
ABB AB, Series A  12,050  1,363,629
Allgon AB Class B Free shares  15,800  320,399
ASG AB Class B Free shares Ord.   21,845  454,596
Astra AB Class A Free shares  38,024  1,744,286
Autoliv AB  18,320  776,395
Beijer AG (G&L), Series B  10,200  113,104
Bergman & Beving AB Class B
 Free shares  1,344  38,789
Dahl International AB (a)  4,000  75,038
Electrolux AB  8,180  454,765
Ericsson (L.M.) Telephone Co. Class B  102,386  2,768,303
Foreningsbanken AB Class A Ord.   160,600  658,662
Frontec AB, Series B  44,852  640,417

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Hennes & Mauritz AB B Free shares  4,355 $ 562,951
IBS (International Business Systems) AB
 Class B Free shares  3,800  153,539
Incentive Fund, Inc.   7,800  464,444
Mo Och Domsjoe AB Class B  11,780  323,875
Naeckebro AB (a)  218  3,411
NCC AB Class B Free shares  39,000  515,391
Nordictel Holding AB (a)  15,400  278,369
Pricer AB Class B (a)  4,757  97,548
SKF AB Ord.   8,874  196,126
Scancem AB, Series A  3,339  124,261
Scania AB Class A  13,700  367,298
Skandia Foersaekrings AB  24,660  691,103
Stora Kopparbergs Bergslags AB
 Class A Free shares  46,950  613,320
Svedala Industri Free shares  24,240  379,248
Svenska Handelsbanken  5,787  142,404
Swedbank Class A  25,700  405,994
TV 4 AB Class A  6,025  117,602
Volvo AB Class B  60,578  1,256,032
  16,101,299
UNITED STATES OF AMERICA - 1.1%
Pharmacia & Upjohn, Inc.   846  30,456
Pharmacia & Upjohn, Inc. unit  9,190  320,370
  350,826
TOTAL COMMON STOCKS
 (Cost $25,498,656)  $ 27,825,350
CASH EQUIVALENTS - 14.3%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 4,661,717  4,661,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $30,159,656)  $ 32,486,350
LEGEND
(a)  Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $28,421,959 and $3,218,952, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,427 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $30,170,889. Net unrealized appreciation aggregated $2,315,461, of which $2,876,847 related to appreciated investment securities and $561,386 related to depreciated investment securities.
For the period, interest and dividends from foreign countries were $313,272. Taxes accrued or paid to foreign countries were $27,205.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Basic Industries   4.8%
Cash Equivalents   14.3
Construction & Real Estate    4.4
Durables    9.9
Energy    0.2
Finance    15.2
Health   7.0
Holding Companies    4.8
Industrial Machinery & Equipment    2.3
Media & Leisure   3.0
Nondurables   4.4
Retail & Wholesale   1.7
Services    3.5
Technology    20.3
Transportation   1.4
Utilities   2.8
    100.0%
NORDIC
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)

 OCTOBER 31, 1996

ASSETS

Investment in securities, at                                                                                         $ 32,486,350
value (including repurchase agreements of $4,661,000)
(cost $30,159,656) - See accompanying schedule

Cash                                                                                                                  454

Receivable for fund shares sold                                                                                       422,601

Dividends receivable                                                                                                  3,797

Redemption fees receivable                                                                                            1,714

 TOTAL ASSETS                                                                                                         32,914,916

LIABILITIES

Payable for investments purchased                                                                      $ 1,800,114

Payable for fund shares redeemed                                                                        200,999

Accrued management fee                                                                                  16,800

Other payables and                                                                                      26,407
accrued expenses

 TOTAL LIABILITIES                                                                                                    2,044,320

NET ASSETS                                                                                                           $ 30,870,596

Net Assets consist of:

Paid in capital                                                                                                      $ 28,104,416

Undistributed net investment income                                                                                   143,841

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   295,649

Net unrealized appreciation (depreciation) on investments                                                             2,326,690
and assets and liabilities in
foreign currencies

NET ASSETS, for 2,417,424                                                                                            $ 30,870,596
shares outstanding

NET ASSET VALUE and redemption price per share ($30,870,596 (divided by) 2,417,424 shares)                            $12.77

Maximum offering price per share (100/97.00 of $12.77)                                                                $13.16


STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                               $ 177,848
Dividends

Special dividend from                                                            52,730
Volvo AB

Special dividend from Steen &                                                    83,666
Stroem Invest AS

Interest                                                                         49,144

                                                                                 363,388

Less foreign taxes withheld                                                      (27,205
                                                                                )

 TOTAL INCOME                                                                    336,183

EXPENSES

Management fee                                                     $ 71,158

Transfer agent fees                                                 31,192

Accounting fees and expenses                                        57,387

Non-interested trustees' compensation                               30

Custodian fees and expenses                                         69,426

Registration fees                                                   50,326

Audit                                                               28,208

Legal                                                               65

Miscellaneous                                                       8

 Total expenses before reductions                                   307,800

 Expense reductions                                                 (116,886     190,914
                                                                   )

NET INVESTMENT INCOME                                                            145,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              295,649

 Foreign currency transactions                                      (1,428       294,221
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              2,326,694

 Assets and liabilities in                                          (4           2,326,690
 foreign currencies                                                )

NET GAIN (LOSS)                                                                  2,620,911

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $ 2,766,180

OTHER INFORMATION                                                               $ 71,880
Sales charges paid to FDC

 Expense reductions                                                             $ 107
  Custodian interest credits

  FMR reimbursement                                                              116,779

                                                                                $ 116,886


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                    $ 145,269
Net investment income

 Net realized gain (loss)                                                      294,221

 Change in net unrealized appreciation (depreciation)                          2,326,690

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               2,766,180

Share transactions                                                             32,616,632
Net proceeds from sales of shares

 Cost of shares redeemed                                                       (4,541,434
                                                                              )

 Redemption fees                                                               29,218

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS       28,104,416

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                      30,870,596

NET ASSETS

 Beginning of period                                                           -

 End of period (including undistributed net investment income of $143,841)    $ 30,870,596

OTHER INFORMATION
Shares

 Sold                                                                          2,814,140

 Redeemed                                                                      (396,716
                                                                              )

 Net increase (decrease)                                                       2,417,424



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER 1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                    $ 10.00

Income from Investment Operations

 Net investment income                                                                                               .17 E, F

 Net realized and unrealized gain (loss)                                                                               2.57

 Total from investment operations                                                                                      2.74



Redemption fees added to paid in capital                                                                             .03

Net asset value, end of period                                                                                        $ 12.77

TOTAL RETURN A, B                                                                                                     27.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                                $ 30,871

Ratio of expenses to average net assets                                                                                 2.00% C

Ratio of net investment income to average net assets                                                                    1.52%

Portfolio turnover rate                                                                                                 35%

Average commission rate D                                                                                           $ .0523

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.
E INVESTMENT INCOME PER SHARE REFLECTS SPECIAL DIVIDENDS FROM VOLVO AB
AND STEEN & STROEM INVEST AS, WHICH AMOUNTED TO $.06 AND $.10 PER SHARE,
RESPECTIVELY.
F NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


PACIFIC BASIN
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the past 5 years and past 10 years total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                        PAST 1   PAST 5   PAST 10
OCTOBER 31, 1996                     YEAR     YEARS    YEARS

PACIFIC BASIN                        -1.55%   29.92%   85.45%

PACIFIC BASIN                        -4.50%   26.03%   79.89%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital               3.31%    16.26%   93.63%
 International Pacific Index

Pacific Region Funds Average         5.10%    49.49%   136.62%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Pacific Index - a market capitalization weighted index of over 400 stocks traded in six Pacific-region markets. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific region funds average, which reflects the performance of 38 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                  PAST 1   PAST 5   PAST
OCTOBER 31, 1996               YEAR     YEARS    10
                                                 YEARS

PACIFIC BASIN                  -1.55%   5.37%    6.37%

PACIFIC BASIN                  -4.50%   4.74%    6.05%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital         3.31%    3.06%    6.83%
 International Pacific Index

Pacific Region Funds Average   5.10%    8.21%    8.81%

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961031 19961111 160123 S00000000000001
             Pacific Basin               MS Pacific Index
             00302                       MS003
  1986/10/31       9700.00                    10000.00
  1986/11/30      10248.69                    10606.04
  1986/12/31      10718.99                    11383.50
  1987/01/31      12425.08                    13088.32
  1987/02/28      12817.34                    13432.89
  1987/03/31      14092.21                    14818.13
  1987/04/30      15504.38                    16996.51
  1987/05/31      15553.41                    16996.51
  1987/06/30      14474.67                    15928.70
  1987/07/31      14553.13                    15552.59
  1987/08/31      15357.28                    17400.52
  1987/09/30      15151.33                    16896.92
  1987/10/31      12179.91                    15059.27
  1987/11/30      12464.30                    15657.18
  1987/12/31      13398.00                    15897.73
  1988/01/31      13398.00                    16693.03
  1988/02/29      13952.95                    17864.03
  1988/03/31      14725.91                    19255.60
  1988/04/30      15270.94                    19499.13
  1988/05/31      14725.91                    18754.97
  1988/06/30      13883.58                    18117.51
  1988/07/31      13616.01                    18940.52
  1988/08/31      13566.46                    17538.52
  1988/09/30      13764.66                    18215.70
  1988/10/31      13863.76                    19712.96
  1988/11/30      14755.64                    21339.83
  1988/12/31      14797.45                    21460.78
  1989/01/31      15077.02                    21658.11
  1989/02/28      15406.52                    21934.86
  1989/03/31      15047.07                    21238.20
  1989/04/30      15436.48                    21250.76
  1989/05/31      14837.39                    20063.34
  1989/06/30      14148.44                    19168.83
  1989/07/31      15835.87                    21656.54
  1989/08/31      14987.16                    20316.69
  1989/09/30      16225.28                    21558.40
  1989/10/31      15755.99                    20981.41
  1989/11/30      16265.21                    21980.24
  1989/12/31      16490.57                    22004.14
  1990/01/31      15929.45                    20759.13
  1990/02/28      14931.91                    18744.48
  1990/03/31      14007.11                    15368.97
  1990/04/30      13851.25                    15472.40
  1990/05/31      15191.69                    17621.63
  1990/06/30      15420.29                    16911.68
  1990/07/31      15939.84                    16783.27
  1990/08/31      13820.07                    15182.24
  1990/09/30      11565.22                    12801.96
  1990/10/31      13394.04                    15567.69
  1990/11/30      12167.90                    13841.37
  1990/12/31      12002.93                    14430.56
  1991/01/31      12234.57                    14880.30
  1991/02/28      13340.10                    16714.70
  1991/03/31      13171.64                    15804.18
  1991/04/30      13740.20                    16210.34
  1991/05/31      13645.44                    16147.59
  1991/06/30      13413.80                    15092.39
  1991/07/31      13582.27                    15601.39
  1991/08/31      12666.25                    14809.99
  1991/09/30      13455.92                    15975.01
  1991/10/31      13845.49                    16654.85
  1991/11/30      13192.70                    15583.38
  1991/12/31      13508.56                    16061.59
  1992/01/31      13161.11                    15439.28
  1992/02/29      13034.76                    14357.93
  1992/03/31      12213.51                    12992.45
  1992/04/30      12087.16                    12396.86
  1992/05/31      13055.82                    13363.74
  1992/06/30      12782.07                    12312.88
  1992/07/31      12213.51                    12141.72
  1992/08/31      12571.49                    13805.07
  1992/09/30      12487.26                    13488.76
  1992/10/31      12634.67                    13012.50
  1992/11/30      12582.02                    13257.90
  1992/12/31      12479.46                    13106.15
  1993/01/31      12607.02                    13081.75
  1993/02/28      13340.48                    13716.01
  1993/03/31      14244.02                    15372.96
  1993/04/30      15689.68                    17822.21
  1993/05/31      16455.03                    18340.69
  1993/06/30      15604.64                    18040.01
  1993/07/31      16433.77                    19106.57
  1993/08/31      17188.49                    19671.69
  1993/09/30      17231.01                    18935.97
  1993/10/31      18581.00                    19356.35
  1993/11/30      17666.83                    16625.32
  1993/12/31      20454.91                    17784.25
  1994/01/31      21009.81                    19842.87
  1994/02/28      21216.53                    20354.42
  1994/03/31      19628.01                    19230.83
  1994/04/30      20172.03                    20062.38
  1994/05/31      20770.44                    20539.65
  1994/06/30      20683.40                    21211.55
  1994/07/31      20639.88                    20756.46
  1994/08/31      21619.10                    21117.20
  1994/09/30      21336.22                    20588.66
  1994/10/31      21717.02                    21109.44
  1994/11/30      19932.66                    19931.48
  1994/12/31      19879.49                    20065.59
  1995/01/31      18037.66                    18798.40
  1995/02/28      17742.97                    18332.82
  1995/03/31      18307.80                    19740.33
  1995/04/30      18516.54                    20579.90
  1995/05/31      18406.03                    19756.74
  1995/06/30      18234.12                    18919.45
  1995/07/31      19425.17                    20283.52
  1995/08/31      19216.43                    19519.48
  1995/09/30      18995.41                    19700.29
  1995/10/31      18270.96                    18742.36
  1995/11/30      18111.34                    19663.88
  1995/12/31      18663.88                    20623.64
  1996/01/31      18946.30                    20658.62
  1996/02/29      18541.10                    20425.51
  1996/03/31      19032.25                    21051.96
  1996/04/30      20039.12                    22123.95
  1996/05/31      19474.29                    21163.89
  1996/06/30      19732.15                    21168.27
  1996/07/31      18725.28                    20195.58
  1996/08/31      18356.91                    19663.90
  1996/09/30      18897.18                    20305.62
  1996/10/31      17976.27                    19363.04
IMATRL PRASUN   SHR__CHT 19961031 19961111 160126 R00000000000123

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 1986, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $17,989 - a 79.89% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Pacific Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $19,363 - a 93.63% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
PACIFIC BASIN
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Shigeki Makino, Portfolio Manager of Fidelity Pacific
Basin Fund
Q. SHIGEKI, HOW DID THE FUND PERFORM?
A. For the 12 months ending October 31, 1996, the fund had a total return of -1.55%. For the same period, the Morgan Stanley Capital International Pacific Index returned 3.31%, while the Pacific region funds average tracked by Lipper Analytical Services posted a return of 5.10%.
Q. WHY DID THE FUND'S RETURN TRAIL THAT OF THE INDEX AND THE AVERAGE?
A. The fund trailed the index for two reasons. First, the fund experienced a very large inflow of cash from November 1995 through December 1995. During that period, the stocks that made up the index posted very strong gains, while the fund held a substantial cash position that posted a much lower return. This underinvestment hurt the fund's performance relative to the index. Second, the fund suffered from having a significant investment in Japanese electronics and semiconductor stocks at the very beginning of the period, specifically from November 1995 to the beginning of January 1996. These stocks fell as a group when it became clear that the electronics and semiconductor booms were coming to a pause, if not an end. The fund trailed the average because it had less invested in Southeast Asia than comparable funds. Over the one-year period, Southeast Asia performed better than Japan, where the fund had most of its investments.
Q. OVER THE PAST YEAR, THE FUND'S INVESTMENTS IN SOUTHEAST ASIA DROPPED FROM MORE THAN 43% OF THE FUND TO AROUND 16%, AND INVESTMENTS IN JAPAN INCREASED FROM AROUND 40% TO MORE THAN 70%. WHY IS THAT?
A. It all has to do with the relative attractiveness of the markets. At this point, none of the markets is exceedingly attractive, so I'm keeping the fund's country weightings fairly close to those you'll find in the index, which includes almost an 80% stake in Japan. Southeast Asian economies are growing faster than Japan's. And, because they have faster growth, you would expect Southeast Asian companies to have faster earnings growth, usually the main driver of stock prices. While many funds are overweighted in Asia relative to the index because their managers are bullish or optimistic about future prospects, I find valuations -stock prices relative to other measures such as earnings - in Southeast Asia to be reasonably expensive, and therefore unattractive. In addition, several economies are starting to slow down. Finally, it's important to remember that almost all of the countries in the Pacific region except for Hong Kong, Japan and Australia have regulated economies. Governments can change the "playing field" or the "ground rules" at any time.
Q. THEN WHAT'S THE ATTRACTIVENESS OF JAPAN?
A. I am a contrarian investor. That is, out-of-favor stocks and down-and-out markets appeal to me. These kinds of situations generally have one way to go - up. That being said, Japan is attractive to me because sentiment there is exceedingly negative, valuations are reasonably attractive and business prospects are slowly improving.
Q. WHAT WAS THE FOCUS OF YOUR JAPANESE INVESTMENTS?
A. I moved the fund away from economically sensitive stocks. The Japanese economy stumbled over the past six months, and even though I believe we'll see an economic recovery going forward, it looks as if it will be gradual. I moved the fund more toward growth-oriented stocks with shareholder-friendly managements. The companies I've been looking for are those with significant business franchises that can extract very high returns on investment over the long term. The decline in much of the Japanese market over the past six months provided me with a buying opportunity. As a result, I was able to increase the size of the fund's investments in my favorite stocks. If you look at the fund's top 10 investments, you'll see even larger stakes in some of the same names that were there six months ago, including Fuji Photo Film and Matsushita Electric. I also targeted companies that I felt would benefit from the depreciation in the yen that we saw over the period. These companies largely were those that were able to maintain their price levels abroad and fully benefit from currency-related gains. Among these stocks was the auto maker Honda.
Q. WHAT WAS THE INVESTING ENVIRONMENT LIKE OUTSIDE OF JAPAN?
A. While it has been better than Japan, most of the region has seen material deterioration in the pace of economic growth. Thailand, for example, is mired in a financial crisis. The two areas that were most attractive to me were Hong Kong and Australia, two of the larger components of the index. I overweighted investments in these two countries relative to the index because I believed their economic downturns were bottoming out, and that they would start to show some improvement.
Q. WHAT SECTORS WERE YOU TARGETING IN HONG KONG AND AUSTRALIA?
A. There were a couple of sectors that I focused on in these two countries, where the fund's stock selection benefited its performance. In Hong Kong, I targeted property companies and banks, with Hang Seng Bank, Sun Hung Kai Properties and HSBC Holdings among the better performers. In Australia, I also focused on banks, which posted strong performance because of merger and acquisition rumors. National Australia Bank and Australia and New Zealand Banking Group performed well for the fund.
Q. WHAT'S YOUR OUTLOOK?
A. I'm fairly optimistic about Japan. That market is entering the time of year from November through May when it historically has posted the best returns. In addition, I believe the yen's weakness will start to prove more beneficial to exporters. The interest rate environment there also is quite positive, and the bond market has sustained a solid rally. When the bond market does well it usually has a positive effect on stocks. Stock valuations remain cheap, and I believe we'll see some gradual improvements in the economy. In the rest of the Pacific region, I think the major non-Japanese economies - Australia and Hong Kong - also will see some improvements in their economies and markets, especially when compared to alternatives in Southeast Asia. Most of the impetus in Hong Kong should come from an increase in consumer spending, while Australia's rebound should be helped by strength in the building materials sector.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Pacific Basin issuers
FUND NUMBER: 302
TRADING SYMBOL: FPBFX
START DATE: October 1, 1986
SIZE: as of October 31, 1996, more than
$572 million
MANAGER: Shigeki Makino, since May 1996;
manager, Fidelity Japan Fund, since 1994;
analyst, Fidelity Japan Fund, 1993-1994;
joined Fidelity in 1990
(checkmark)
SHIGEKI MAKINO ON HONG KONG'S REVERSION TO CHINESE
CONTROL IN 1997:
"There are some risks and unknowns regarding the British cession of Hong Kong to the Chinese next year. Overall, though, residents of Hong Kong and investors generally are more relaxed and positive about the situation than they were several years ago. Before, stocks in the Hong Kong market sold at a fairly significant discount to the rest of Southeast
Asia, largely because of the China factor.
"However, people are starting to become more positive because they feel the inflow of Chinese firms and population will help create new demand for residential real estate, office space and goods.
Temporarily, anyway, there should be an upsurge in demand, along with the benefit of a Chinese government that wants at least the first year of the handover to go very well, and probably will bend over backwards to make sure that it does. The last thing the Chinese government wants is for the Hong Kong economy to fall flat on its face."
PACIFIC BASIN
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

Australia 7.8%
Other 7.3%
Row: 1, Col: 1, Value: 7.4
Row: 1, Col: 2, Value: 4.1
Row: 1, Col: 3, Value: 72.2
Row: 1, Col: 4, Value: 8.6
Row: 1, Col: 5, Value: 7.7
Malaysia 4.1%
Hong Kong 8.6%
Japan 72.2%
AS OF APRIL 30, 1996

United States 4.3%
Row: 1, Col: 1, Value: 4.3
Row: 1, Col: 2, Value: 5.6
Row: 1, Col: 3, Value: 3.2
Row: 1, Col: 4, Value: 75.09999999999999
Row: 1, Col: 5, Value: 6.5
Row: 1, Col: 6, Value: 5.3
Australia 5.3%
Other 5.6%
Hong Kong 6.5%
Malaysia 3.2%
Japan 75.1%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S   % OF FUND'S
                                   INVESTMENTS   INVESTMENTS
                                                 6 MONTHS AGO

Stocks, equity futures and         97.0          94.8
 closed-end investment companies

Bonds                              1.4           0.9

Short-term investments             1.6           4.3

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                          % OF FUND'S   % OF FUND'S
                                          INVESTMENTS   INVESTMENTS
                                                        6 MONTHS AGO

Fuji Photo Film Co. Ltd.                  2.7           2.1
(Japan, Photographic Equipment)

Matsushita Electric Industrial Co. Ltd.   2.4           1.6
(Japan, Consumer Electronics)

Toyota Motor Corp.                        2.3           1.9
(Japan, Autos, Tires, & Accessories)

Honda Motor Co. Ltd.                      2.1           1.6
(Japan, Autos, Tires, & Accesories)

DDI Corp. Ord.                            2.1           1.2
(Japan, Telephone Services)

Sakura Bank Ltd.                          2.1           1.9
(Japan, Banks)

Canon, Inc.                               1.5           1.1
(Japan, Computer Services & Software)

Mitsui Trust and Banking Co. Ltd.         1.5           1.9
(Japan, Banks)

Nomura Securities Co. Ltd.                1.5           1.6
(Japan, Securities Industry)

Omron Corp                                1.5           1.5
(Japan, Electrical Equipment)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Finance                            19.2           17.6

Construction & Real Estate         13.4           11.5

Durables                           12.9           12.0

Technology                         11.2           9.0

Industrial Machinery & Equipment   8.2            8.1

Basic Industries                   6.0            9.1

Retail & Wholesale                 5.0            4.6

Media & Leisure                    4.8            3.3

Health                             4.6            4.2

Utilities                          4.0            3.2


PACIFIC BASIN
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 96.7%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
AUSTRALIA - 7.8%
Australian Gas Light Co.   354,000 $ 1,938,791
Australia & New Zealand Banking
 Group Ltd.   531,000  3,097,316
Brambles Industries Ltd.   217,647  3,600,165
Broken Hill Proprietary Co. Ltd. (The)  168,639  2,235,611
Crown Ltd. (a)  359,170  778,886
Erg Ltd.   1  1
Harvey Norman Holdings Ltd.   503,197  2,449,270
James Hardie Industries Ltd. Ord.   746,100  1,948,653
Leighton Holdings Ltd.   383,000  1,742,971
Memtec Ltd. Ord.   333  10,898
National Australia Bank Ltd.   390,000  4,275,017
News Corp. Ltd.   307,898  1,749,665
Publishing & Broadcasting Ltd.   619,000  2,782,675
QNI Ltd.   758,500  1,524,800
QBE Insurance Group Ltd. Ord.   702,797  3,715,608
Reinsurance Australia Corp. Ltd.   613,657  1,835,866
Tabcorp Holdings Ltd.   516,000  2,429,910
Western Mining Holdings Ltd.   452,190  2,838,034
Westpac Banking Corp.   531,000  3,025,872
Woodside Petroleum Ltd.   380,161  2,677,818
  44,657,827
BERMUDA - 0.1%
FPB Bank Holding Co. Ltd.   789,084  339,322
Mandarin Oriental International Ltd.   195,000  263,250
  602,572
HONG KONG - 8.6%
Cheung Kong Holdings Ltd.   748,000  5,997,776
Dah Sing Financial Holdings Ltd.   224,124  792,762
Great Eagle Holdings Ltd.   331,172  1,064,332
HSBC Holdings PLC  80,438  1,647,686
Hang Seng Bank Ltd.   457,600  5,429,865
Hong Kong & China Gas Co. Ltd.   1,792,800  3,153,317
Hong Kong Telecommunications Ltd.   881,200  1,553,115
Hutchison Whampoa Ltd. Ord.   562,000  3,924,886
Hysan Development Co. Ltd.   341,000  1,093,712
Hysan Development Co. Ltd. (warrants) (a)  17,050  8,214
Hong Kong & Shanghai Hotels  385,000  707,043
JCG Holdings Ltd.   912,000  849,228
Johnson Electric Holdings Ltd.   145,000  316,921
Manhattan Card Co. Ltd.   1,314,000  650,016
National Mutual Asia Ltd.   412,000  346,344
New World Development Co. Ltd.   673,189  3,917,838
Sime Darby Hongkong Ltd.   242,000  286,374
Sun Hung Kai Properties Ltd.   711,000  8,091,876
Swire Pacific Ltd. Class A  648,000  5,719,718
Television Broadcast Ltd. Ord.   167,000  585,306
Varitronix International Ltd.   148,000  269,884
Wharf Holdings Ltd. (c)  559,000  2,306,213
Wing Hang Bank Ltd.   152,000  611,365
  49,323,791
INDIA - 0.3%
State Bank of India GDR (a) (c)  103,000  1,519,250
JAPAN - 72.2%
Acom Co. Ltd.   100,400  3,847,823
Ace Koeki Co. Ltd.   79,000  935,321
Aderans Co. Ltd.   200,000  4,841,044
Aida Engineering Ltd. Ord.   180,000  1,278,667
Akita Bank Ltd.   420,000  2,710,985

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Amada Metrecs Co. Ltd.   110,000 $ 1,302,346
Amadasonoike Co. Ltd.   150,000  848,498
Amway Japan Ltd.   80,000  3,185,267
Aoyama Trading Co. Ord.   160,000  4,083,315
Asahi Breweries Ltd.   500,000  5,130,454
Aronkasei Co. Ltd.   100,000  1,052,401
Bank of Tokyo-Mitsubishi Ltd.   315,000  6,409,121
Banyu Pharmaceutical Co. Ltd.   220,000  2,797,632
Benesse Corp.   21,000  1,289,191
Bunka Shutter Co. Ltd.   300,000  2,089,016
Bunka Shutter Co. Ltd. (warrants) (a)  200  73,750
Canon, Inc.   460,000  8,794,563
Chain Store Okuwa Co. Ltd.   110,000  1,601,403
Cesar Co.   210,000  1,569,130
Charle Co. Ltd.   25,000  320,105
Chofu Seisaku Co. Ltd.   48,500  1,105,898
Citizen Watch Co. Ltd. Ord.   260,000  1,972,375
Dai-Ichi Kangyo Bank  180,000  2,920,412
DDI Corp. Ord.   1,600  11,997,370
Daiichi Pharmaceutical Co. Ltd.   130,000  1,869,765
Daiwa House Industry Co. Ltd.   400,000  5,542,644
Daiwa Securities Co. Ltd.   480,000  5,177,812
Dai-Dan Co. Ltd.   200,000  2,859,022
Daitec Co. Ltd.   30,000  1,749,616
Denso Corp.  60,000  1,241,833
Daito Trust Construction Co.  342,100  4,320,316
Descente Ltd.   61,000  369,130
Daiwa Kosho Lease Co. Ltd.   230,000  2,097,786
Ezaki Glicko Co. Ltd.   280,000  2,602,938
FCC Co. Ltd. (a)  57,600  1,692,261
Fuji Bank Ltd.   180,000  3,236,133
Fuji Photo Film Co. Ltd.   540,000  15,486,078
Fuji Machine Manufacturing Co. Ltd. Ord.   80,000  1,887,306
Godo Steel Ltd. (a)  250,000  1,414,164
Heiwa Corp.   120,000  2,094,278
Hyakugo Bank  210,000  1,270,774
Higashi Nihon House Co. Ltd.   90,000  1,294,453
Hitachi Koki Co. Ltd. Ord.   200,000  1,675,071
Hirose Electric Co. Ltd.   53,000  3,142,118
Hitachi Ltd.   700,000  6,200,395
Hitachi Maxell Ltd.   314,000  6,196,010
Honda Motor Co. Ltd.   510,000  12,165,754
Hitachi Medical Corp. Ord.   60,000  936,637
Hoya Corp.   130,000  4,263,977
Hitachi Conststruction Machinery Co. Ltd.   63,000  690,638
Ito-Yokado Co. Ltd.   110,000  5,479,500
Izumiya Co. Ltd.   350,000  5,555,799
Japan Radio Co. Ltd.   260,000  3,465,907
Japan Industrial Land Development
 Co. Ltd.   200  5,753
JGC Corp.   150,000  1,578,601
Kahma Co. Ltd.   12,000  173,646
Kawasaki Kisen Kaisha Ltd. (a)  550,000  1,456,698
Kobe Steel Ltd. Ord. (a)  2,559,000  6,059,461
Komatsu Ltd. Ord.   980,000  8,010,174
Konica Corp.   402,000  2,682,938
Komatsu Seiren Co. Ltd.   24,000  212,585
Maezawa Industries  115,000  2,753,344
Makita Corp.   100,000  1,368,121
Maruko Co. Ltd.   53,900  2,221,706
Matsushita Electric Industrial Co. Ltd.   870,000  13,886,429
Meitec Corp.   100,000  2,052,182
Minolta Camera Co. Ltd.   480,000  2,891,998
Mirai Industry Co. Ltd.   90,200  2,570,928
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
JAPAN - CONTINUED
Mitsubishi Electric Co. Ord.   500,000 $ 2,889,717
Mitsui Trust and Banking Co. Ltd.   901,000  8,691,954
Mitsui Wood Systems, Inc.   140,000  1,424,249
NEC Corp.   450,000  4,893,664
Namco Ltd.   100,000  2,990,572
Nintendo Co. Ltd. Ord.   56,000  3,575,356
Nippon Oil Co. Ltd.   200,000  1,140,101
Nippon Suisan Kaisha Ltd. (a)  300,000  1,147,117
Nissan Motor Co. Ltd. Ord.   240,000  1,812,234
Nomura Securities Co. Ltd.   520,000  8,573,559
Nichicon Corp.   210,000  2,615,216
Nippon Zeon Co. Ltd.   188,000  915,063
Nippon Computer Systems Corp.   190,000  2,432,800
Nichiei Co. Ltd.   40,000  2,659,066
Okuma Corp. (a)  420,000  4,014,909
Okumura Gumi  100,000  701,601
Omron Corp.   470,000  8,367,464
Orix Corp.   165,200  6,142,934
Rinnai Corp. Ord.   132,100  2,815,199
Riken Vinyl Industry Co. Ltd.   100,000  810,349
Riso Kagaku Corp.   27,000  1,920,368
Rohm Co. Ltd.   50,000  2,959,877
Sakura Bank Ltd.   1,260,000  11,934,226
Sakai Chemical Industry Co. Ltd.   320,000  1,711,905
Sankyo Co. Ltd.   100,000  2,473,142
Sanki Engineering Co. Ltd.   230,000  2,702,916
Sanwa Shutter Corp.   200,000  1,650,515
Sekisui Chemical Co. Ltd.   450,000  5,012,059
Senshukai Co. Ltd.   143,000  2,006,578
Seed Co. Ltd. (a)  40,000  596,360
Sankyo Co. Ltd.   80,000  2,778,338
Shimachu Co. Ltd.   100,000  2,745,012
Shiseido Co. Ltd.   440,000  5,132,208
Shimano, Inc.   185,000  3,293,576
Sho Bond Corp. Ord.   56,600  1,762,158
Sony Corp.   125,500  7,517,343
Sony Music Entertainment Japan, Inc.   32,500  1,251,261
Sumitomo Forestry Co. Ltd.   195,000  2,753,344
Sumitomo Metal Industries Ltd.   2,550,000  6,999,781
Sumitomo Warehouse Co. Ltd.   154,000  968,367
Shintokogio Ltd.   221,000  1,821,881
Takeda Chemical Industries Ltd. (a)  390,000  6,669,590
Takasago Thermal Engineering Co.   214,000  2,965,315
Tasaki Shinju Co. Ltd. Ord.   50,000  432,361
Terumo Corp.   511,000  6,542,951
Tsudakoma Corp.   220,000  1,219,382
Toda Construction Co.   360,000  2,844,639
Toyo Ink Manufacturing Co. Ltd.   300,000  1,510,195
Toyota Motor Corp.   557,000  13,140,365
Toyo Shutter Co. Ltd.   150,000  1,118,176
Toyoda Gosei Co.   49,000  371,717
Tenma Corp.   82,000  1,452,664
Uni Charm Corp. Ord.   110,000  2,672,221
Uny Co. Ltd.   201,000  3,472,660
Wako Electric Co. Ltd.   75,000  1,019,513
Yamatake Honeywell Co. Ltd.   100,000  1,675,071
Yokogawa Electric  60,000  531,462
Yoshinoya D&C Co. Ltd. Ord.   125  1,556,676
  413,858,063

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.2%
Samsung Electronics Co. Ltd.
 (bonus issue 3/96) (a)  14,200 $ 971,013
Sam Yang Co. Ltd. (warrants) (a)  300  15,000
  986,013
MALAYSIA - 4.1%
Affin Holdings BHD  250,000  643,030
Berjaya Sports Toto BHD  468,000  1,759,329
Carlsberg Brewery BHD  45,000  315,183
Ekran BHD Ord.   136,000  570,456
EON (Edaran Otomobil Nasional) BHD  226,000  2,110,562
Jaya Tiasa Holdings BHD  48,000  271,616
Kian Joo Can Factory BHD  189,000  1,032,092
Kwong Yik Bank BHD  101,000  277,769
Magnum Corp. BHD  404,500  697,883
Malayan Banking BHD  155,000  1,533,378
Nylex Malaysia SDN BHD  106,500  233,895
Oriental Holdings BHD  53,000  360,730
Oriental Holdings BHD (New)  21,200  143,243
Petronas Dagangan BHD  109,000  321,337
Public Bank BHD (For. Reg.)  616,666  1,156,661
Resorts World BHD  187,000  1,072,969
Rothmans of Pall Mall Malaysia BHD  184,000  1,812,987
Sime Darby BHD (a)  635,000  2,248,922
Tanjong PLC (For. Reg.)  93,000  360,651
Telekom Malaysia BHD  218,000  1,923,707
Time Engineering BHD  123,000  240,442
United Engineers BHD  300,000  2,374,263
YTL Corp. BHD  366,000  1,969,689
  23,430,794
NEW ZELAND - 0.3%
Telecom Corp.   402,000  2,088,530
PAKISTAN - 0.0%
Bank of Punjab (a)  12,870  4,929
National Development Leasing Corp. (a)  45,871  7,532
  12,461
PHILIPPINES - 0.2%
Ayala Land, Inc. Class B  413,187  440,230
Oriental Petroleum & Mineral Corp.
 Class B (a)  7,771,657  2,957
Pilipino Telephone Corp. (a)  1,008,000  891,781
  1,334,968
SINGAPORE - 2.6%
Cerebos Pacific Ltd.   9,000  69,599
City Developments Ltd.   200,000  1,575,027
Cycle & Carriage Ltd.   31,000  325,505
Datacraft Asia Ltd.   514,000  606,520
DBS Land Ltd.   338,000  1,064,718
Development Bank of Singapore Ltd.
 (For. Reg.)  146,000  1,750,550
Hong Leong Finance Ltd. (For. Reg.)  295,000  899,965
Keppel Corp. Ltd.   176,000  1,311,103
Overseas Union Bank Ltd. (For . Reg.)  195,000  1,328,131
Overseas Chinese Banking Corp.   113,000  1,290,741
Singapore International Airlines Ltd.   150,000  1,319,617
Singapore Finance Ltd.   76,000  108,918
Singapore Press Holdings Ltd. (For. Reg.)  96,000  1,593,757
United Industrial Corp. Ltd.   485,000  402,590
United Overseas Bank Ltd. (For. Reg.)  161,000  1,564,881
  15,211,622
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
SRI LANKA - 0.0%
Ceylon Tea Services Ltd.   215,000 $ 201,621
THAILAND - 0.3%
Finance One PCL (For. Reg.)  245,000  691,358
Krung Thai Bank Ltd. (For. Reg.)  200,110  548,999
Thai Military Bank Ltd. (For. Reg.)  177,300  409,982
  1,650,339
TOTAL COMMON STOCKS
 (Cost $565,889,566)   554,877,851
CLOSED-END INVESTMENT COMPANIES - 0.3%
(% OF FUND'S INVESTMENTS)
KOREA (SOUTH) - 0.3%
Korea Fund, Inc. (Cost $1,967,735)  97,400  1,643,625
CORPORATE BONDS - 1.4%
(% OF FUND'S INVESTMENTS)
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT (B)
CONVERTIBLE BONDS - 1.3%
BERMUDA - 1.3%
MBL International Finance
 of Bermuda 3%, 11/30/02 Aa2  $6,860,000  7,563,150
INDONESIA - 0.0%
Modernland Realty Ltd. 6%,
 10/20/03 - IDR 247,000  77,277
TOTAL CONVERTIBLE BONDS   7,640,427
NONCONVERTIBLE BONDS - 0.1%
THAILAND - 0.1%
Finance One PCL unsecured
 3 3/4%, 3/15/01 (For. Reg.) - THB 818,000  23,527
Thai German Ceramic Industries
 PCL 3%, 7/08/99 - THB 6,660,000  208,029
TOTAL NONCONVERTIBLE BONDS   231,556
TOTAL CORPORATE BONDS
 (Cost $8,443,349)   7,871,983
CASH EQUIVALENTS - 1.6%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements,
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 9,100,400  9,099,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $585,399,650)  $ 573,492,459
CURRENCY ABBREVIATIONS
IDR - Indonesian rupiah
THB - Thai baht
LEGEND
(a) Non-income producing
(b) Principal amount is stated in United States dollars unless otherwise noted.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,825,463 and 0.7% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $743,516,867 and $462,020,011, respectively.
The market value of futures contracts opened and closed amounted to $138,350,272 and $139,906,048, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $180 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $586,371,560. Net unrealized depreciation aggregated $12,879,101, of which $34,166,033 related to appreciated investment securities and $47,045,134 related to depreciated investment securities.
At October 31, 1996, the fund had a capital loss carryforward of approximately $27,666,000 of which $10,407,000 and $17,259,000 will expire on October 31, 2003 and 2004, respectively.
For the period, interest and dividends from foreign countries were $6,941,011. Taxes accrued or paid to foreign countries were $754,275. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.2%
Basic Industries    6.0
Cash Equivalents   1.6
Construction & Real Estate    13.4
Durables    12.9
Energy    0.7
Finance    19.2
Health    4.6
Holding Companies    0.1
Industrial Machinery & Equipment    8.2
Media & Leisure   4.8
Nondurables   3.3
Precious Metals   0.5
Retail & Wholesale   5.0
Services    2.1
Technology    11.2
Transportation   2.2
Utilities   4.0
    100.0%
PACIFIC BASIN
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)

 OCTOBER 31, 1996

ASSETS

Investment in securities, at                                                                                        $ 573,492,459
value (including repurchase agreements of $9,099,000)
(cost $585,399,650) - See accompanying schedule

Receivable for investments sold                                                                                      2,568,523

Receivable for fund shares sold                                                                                      579,125

Dividends receivable                                                                                                 1,363,845

Interest receivable                                                                                                  86,263

Redemption fees receivable                                                                                           133

 TOTAL ASSETS                                                                                                        578,090,348

LIABILITIES

Payable to custodian bank                                                                              $ 69,528

Payable for investments purchased                                                                       2,830,335

Payable for fund shares redeemed                                                                        2,317,095

Accrued management fee                                                                                  353,367

Other payables and                                                                                      370,134
accrued expenses

 TOTAL LIABILITIES                                                                                                   5,940,459

NET ASSETS                                                                                                          $ 572,149,889

Net Assets consist of:

Paid in capital                                                                                                     $ 612,211,115

Undistributed net investment income                                                                                  363,575

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                  (28,469,058
                                                                                                                    )

Net unrealized appreciation (depreciation) on investments                                                            (11,955,743
and assets and liabilities in                                                                                       )
foreign currencies

NET ASSETS, for 39,061,661                                                                                          $ 572,149,889
shares outstanding

NET ASSET VALUE and redemption price per share ($572,149,889 (divided by) 39,061,661 shares)                         $14.65

Maximum offering price per share (100/97.00 of $14.65)                                                               $15.10


STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 6,721,896
Dividends

Interest                                                                           3,342,693

                                                                                   10,064,589

Less foreign taxes withheld                                                        (754,275
                                                                                  )

 TOTAL INCOME                                                                      9,310,314

EXPENSES

Management fee                                                     $ 4,578,588
Basic fee

 Performance adjustment                                             (8,198
                                                                   )

Transfer agent fees                                                 2,018,919

Accounting fees and expenses                                        400,980

Non-interested trustees' compensation                               2,320

Custodian fees and expenses                                         452,190

Registration fees                                                   96,653

Audit                                                               52,570

Legal                                                               7,331

Miscellaneous                                                       7,151

 Total expenses before reductions                                   7,608,504

 Expense reductions                                                 (102,581       7,505,923
                                                                   )

NET INVESTMENT INCOME                                                              1,804,391

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              (17,649,797
                                                                   )

 Foreign currency transactions                                      (166,519
                                                                   )

 Futures contracts                                                  1,555,776      (16,260,540
                                                                                  )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (1,105,707
                                                                   )

 Assets and liabilities in                                          (38,512        (1,144,219
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    (17,404,759
                                                                                  )

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ (15,600,368
                                                                                  )

OTHER INFORMATION                                                                 $ 2,123,204
Sales charges paid to FDC

 Deferred sales charges withheld                                                  $ 23,652
 by FDC

 Expense reductions                                                               $ 88,383
 Directed brokerage arrangements

  Custodian interest credits                                                       222

  Transfer agent interest credits                                                  13,976

                                                                                  $ 102,581


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                      $ 1,804,391      $ 1,790,520
Net investment income

 Net realized gain (loss)                                                                        (16,260,540)     (10,059,188)

 Change in net unrealized appreciation (depreciation)                                            (1,144,219)      (70,801,516)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (15,600,368)     (79,070,184)

Distributions to shareholders

 In excess of net investment income                                                               -                (583,259)

 From net realized gain                                                                            -                (52,235,883)

 TOTAL DISTRIBUTIONS                                                                               -                (52,819,142)

Share transactions                                                                                529,218,224      535,543,498
Net proceeds from sales of shares

 Reinvestment of distributions                                                                    -                51,819,678

 Cost of shares redeemed                                                                           (259,448,198)    (691,649,929)

 Redemption fees                                                                                345,316          278,855

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                           270,115,342      (104,007,898)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          254,514,974      (235,897,224)

NET ASSETS

 Beginning of period                                                                               317,634,915      553,532,139

 End of period (including under (over) distribution of net investment income of $363,575 and
$(67,351),                                                                                        $ 572,149,889    $ 317,634,915
respectively)

OTHER INFORMATION
Shares

 Sold                                                                                              34,672,919       34,934,955

 Issued in reinvestment of distributions                                                           -                3,265,306

 Redeemed                                                                                          (16,960,967)     (44,583,739)

 Net increase (decrease)                                                                           17,711,952       (6,383,478)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 E   1993   1992 C





Net asset value, beginning of period                                $ 14.88     $ 19.96     $ 17.48     $ 12.00     $ 13.15

Income from Investment Operations

 Net investment income                                               .05 D       .07 D       .10         .20         .08  D

 Net realized and unrealized gain (loss)                            (.29)       (3.12)      2.78        5.39        (1.23)

 Total from investment operations                                   (.24)       (3.05)      2.88        5.59        (1.15)



Less Distributions

 From net investment income                                          -           -           (.01)       (.11)       -

 In excess of net investment income                                 -           (.02)       (.11)       -           -

 From net realized gain                                             -           (2.02)      (.28)       -           -

 Total distributions                                                -           (2.04)      (.40)       (.11)       -

Redemption fees added to paid in capital                            .01         .01         -           -           -

Net asset value, end of period                                      $ 14.65     $ 14.88     $ 19.96     $ 17.48     $ 12.00

TOTAL RETURN A, B                                                   (1.55)%     (15.87)%    16.88%      47.06%      (8.75)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                             $ 572,150   $ 317,635   $ 553,532   $ 493,533   $ 116,277

Ratio of expenses to average net assets                             1.26%       1.32%       1.54%       1.59%       1.84%
                                                                                                          F

Ratio of expenses to average net assets after expense reductions    1.24% G     1.32%       1.54%       1.59%       1.84%

Ratio of net investment income to average net assets                .30%        .44%        .04%        .15%        .65%

Portfolio turnover rate                                             85%         65%         88%         77%         105%

Average commission rate H                                           $ .0151

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE. C AS OF NOVEMBER
1, 1991 THE FUND DISCONTINUED THE USE OF EQUALIZATION ACCOUNTING. D
NET INVESTMENT INCOME
PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING
DURING THE PERIOD. E EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT,
NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. F FMR AGREED TO REIMBURSE A
PORTION OF THE FUND'S EXPENSES
DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO
WOULD HAVE BEEN HIGHER. G FMR OR THE FUND HAS ENTERED INTO VARYING
ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS). H FOR FISCAL YEARS
BEGINNING ON OR AFTER
SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF
TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY
DIFFER.


SOUTHEAST ASIA
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells securities that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED                    PAST 1   LIFE OF
OCTOBER 31, 1996                 YEAR     FUND

SOUTHEAST ASIA                   7.59%    50.04%

SOUTHEAST ASIA                   4.36%    45.53%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital           9.89%    67.05%
 International Combined
 Far East Ex-Japan Free Index

Pacific Ex-Japan Funds Average   5.45%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on April 19, 1993. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Morgan Stanley Capital International Combined Far East Ex-Japan Free Index - a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index is weighted by each country's market capitalization (or the total value of its outstanding shares). To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific Ex-Japan funds average, which reflects the performance of 52 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   LIFE OF
OCTOBER 31, 1996                 YEAR     FUND

SOUTHEAST ASIA                   7.59%    12.14%

SOUTHEAST ASIA                   4.36%    11.18%
 (INCL. 3% SALES CHARGE)

Morgan Stanley Capital           9.89%    15.60%
 International Combined
 Far East Ex-Japan Free Index

Pacific Ex-Japan Funds Average   5.45%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961113 173536 S00000000000001
             Southeast Asia              MS Far East ex Japan Free
             00351                       MS008
  1993/04/19       9700.00                    10000.00
  1993/04/30       9651.50                    10378.31
  1993/05/31      10078.30                    10975.91
  1993/06/30       9835.80                    10687.54
  1993/07/31       9826.10                    10760.98
  1993/08/31      10543.90                    11661.43
  1993/09/30      10873.70                    12024.42
  1993/10/31      12842.80                    14239.20
  1993/11/30      13240.50                    14143.38
  1993/12/31      15992.99                    17581.63
  1994/01/31      14696.78                    16380.67
  1994/02/28      14004.83                    15439.89
  1994/03/31      12221.33                    13760.40
  1994/04/30      12533.20                    14408.66
  1994/05/31      13069.22                    15023.00
  1994/06/30      12299.30                    14355.17
  1994/07/31      12952.27                    15156.89
  1994/08/31      14141.27                    16391.33
  1994/09/30      14131.52                    16127.43
  1994/10/31      14238.73                    16440.91
  1994/11/30      12845.07                    14875.07
  1994/12/31      12513.71                    14507.62
  1995/01/31      11198.01                    12951.63
  1995/02/28      12162.86                    14260.59
  1995/03/31      12318.79                    14329.01
  1995/04/30      12309.04                    14193.40
  1995/05/31      13712.45                    15922.73
  1995/06/30      13702.71                    15683.30
  1995/07/31      14053.56                    15930.93
  1995/08/31      13507.79                    15172.95
  1995/09/30      13683.21                    15436.24
  1995/10/31      13527.28                    15201.74
  1995/11/30      13293.38                    15042.07
  1995/12/31      14038.25                    15790.56
  1996/01/31      15771.98                    17237.77
  1996/02/29      15425.24                    17178.58
  1996/03/31      15296.45                    17316.85
  1996/04/30      15623.38                    17801.45
  1996/05/31      15682.82                    17628.21
  1996/06/30      15237.00                    17273.01
  1996/07/31      14038.25                    16028.58
  1996/08/31      14672.30                    16607.31
  1996/09/30      15147.84                    17026.73
  1996/10/31      14553.42                    16705.08
IMATRL PRASUN   SHR__CHT 19961031 19961113 173538 R00000000000046

Let's say hypothetically that $10,000 was invested in Fidelity Southeast Asia Fund on April 19, 1993, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $14,553 - a 45.53% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International Combined Far East Ex-Japan Free Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $16,705 - a 67.05% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
SOUTHEAST ASIA
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Allan Liu, Portfolio Manager of Fidelity Southeast Asia
Fund
Q. ALLAN, HOW DID THE FUND PERFORM?
A. Reasonably well. For the year that ended October 31, 1996, the fund had a total return of 7.59%. This was better than the Pacific Ex-Japan funds average return, which was 5.45%, but worse than the Morgan Stanley Capital International Combined Far East Ex-Japan Free Index, which returned 9.89%.
Q. HOW DID THE SOUTHEAST ASIAN MARKETS DO OVER THE PAST YEAR?
A. In general, they performed quite well, with many markets seeing returns in the double digits. However, there were large deviations among the individual markets, with domestic factors playing an increasing role in market returns. For example, Hong Kong, one of the best performing markets in the region, saw a return of about 28%. This was the result of a recovery in the local property market, a favorable interest rate environment and signs of an economic recovery in China. On the other end of the spectrum, the Thai market performed poorly, falling about 28% for the year. Weak and nervous investor sentiment resulted in stocks being sold regardless of their fundamentals. The market was hurt by high interest rates, corporate earnings downgrades and political uncertainty.
Q. TURNING TO THE FUND'S PERFORMANCE, LET'S TALK ABOUT FACTORS THAT HELPED, AS WELL AS HURT PERFORMANCE.
A. On the positive side, strong stock selection added value in almost all markets, especially Hong Kong. This was particularly true in the Hong Kong property sector. Top holdings such as Sun Hung Kai Properties (+43% for the year), New World Development (+50%), and Cheung Kong Holdings (+42%) were significant contributors to the fund's performance. Outside of Hong Kong, Berjaya Sports Toto in Malaysia rose 79%. Looking at market weightings that helped performance, two countries stand out. The first was the fund's overweighted position relative to its index in Hong Kong. The second market selection that helped performance was the fund's underweighted position in Korea, which dropped 24% during the past 12 months. In contrast, an overweighted position in the Thai market hurt the fund's performance. Thailand was the worst performing market during the period under review, as persistently high interest rates slowed the economy more than expected. Since Thai companies generally carry a high level of debt, higher interest rates resulted in higher interest payments and lower cash flow. Much of the market over the past year was driven by sentiment more than fundamentals and, as a result, many quality companies saw sharp drops in their share prices.
Q. WHY DID THE HONG KONG PROPERTY SECTOR DO SO WELL?
A. After a two-year decline, property prices began to recover in early 1996. This was largely a result of increasing affordability arising from rising incomes, lower property prices and lower interest rates. In addition, increasing competition among banks led to more affordable mortgage packages for apartment buyers. A second factor contributing to the strength of this sector has been a simple supply/demand imbalance. We estimate that the supply of new apartments coming to the market will be low in 1997 compared to historical averages. The final factor is that top property companies in Hong Kong are generally well managed with strong balance sheets. The fund's top holdings include Sun Hung Kai Properties, New World Development and Cheung Kong Holdings, which as I mentioned earlier, all had significant appreciation during the period. The fund's exposure to the Hong Kong market has grown to more than 39%, compared to 28% 12 months ago.
Q. HOW ABOUT THE OTHER MARKETS IN THE REGION?
A. Across the region, we've seen economic and earnings growth slow. However, growth rates are now more sustainable, and this is encouraging. In the fast growing countries of Malaysia, Indonesia and the Philippines, economic growth and earnings growth continue to be higher than that found in more industrialized countries around the world. I've found particularly good investment opportunities in the gaming sector in Malaysia - where earnings growth is higher than the market average and cash flow remains strong - and in selected consumer companies in Indonesia. Both sectors are benefiting from rising incomes and consumer activity in their domestic markets.
Q. WHAT'S YOUR OUTLOOK FOR THE SOUTHEAST ASIA REGION?
A. When looking at valuations, most markets are trading at levels below their historical averages and, therefore, are relatively attractive. My main concerns are the high levels of corporate debt and political uncertainties in some of these countries. As a stock picker, however, I've been able to find fundamentally sound companies in the region, particularly in the finance, property and infrastructure sectors. Attractive consumer stocks can also be found in selected markets, but I am carefully monitoring the slowdown in economic growth for its impact on these stocks. I continue to have an overweighted position in the Hong Kong market, where companies are expected to benefit from continued strength in the local property market, credit easing in China and increasing confidence toward the 1997 changeover from British to Chinese rule. Exposure to the Thai market is also relatively high, as many companies with strong fundamentals were oversold, and I believe that political uncertainty has bottomed. Given the valuations and outlook for corporate earnings growth, I remain confident that attractive investment opportunities can be identified for long-term investors in this region.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing mainly in equity securities of Southeast Asian issuers; the fund does not anticipate investing in Japan
FUND NUMBER: 351
TRADING SYMBOL: FSEAX
START DATE: April 19, 1993
SIZE: as of October 31,1996, more than
$755 million
MANAGER: Allan Liu, since inception;
manager, various funds for non-U.S.
investors; analyst, Southeast Asian markets,
1987-1990; joined Fidelity in 1987
(checkmark)
ALLAN LIU ON THE SOUTHEAST ASIAN ECONOMY:
"Export growth in most countries in this region has become subdued, as the weak demand from the U.S. electronics sector was reflected in the weak export numbers of Singapore, Taiwan and Korea.
One of the biggest debates regarding the Southeast
Asian economies is whether or not the current economic and export slowdown are cyclical or long term. I believe the slowdown is more cyclical given the high standard of the past, a slowdown in key industries, slow external demand and a strong U.S.
dollar.
"Despite this slowdown, however, underlying fundamentals of most Southeast Asian economies and companies remain healthy. Although there are some issues that need to be addressed, the long-term outlook for the region remains excellent, with economic growth well above that of more industrialized countries."
SOUTHEAST ASIA
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996
United States 4.8%
Row: 1, Col: 1, Value: 4.8
Row: 1, Col: 2, Value: 11.6
Row: 1, Col: 3, Value: 9.1
Row: 1, Col: 4, Value: 3.8
Row: 1, Col: 5, Value: 4.4
Row: 1, Col: 6, Value: 22.3
Row: 1, Col: 7, Value: 4.9
Row: 1, Col: 8, Value: 39.1
Thailand 11.6%
Hong Kong 39.1%
Singapore 9.1%
Philippines 3.8%
Other 4.4%
Indonesia 4.9%
Malaysia 22.3%
AS OF APRIL 30, 1996

United States 3.6%
Row: 1, Col: 1, Value: 3.6
Row: 1, Col: 2, Value: 15.9
Row: 1, Col: 3, Value: 12.1
Row: 1, Col: 4, Value: 3.0
Row: 1, Col: 5, Value: 2.6
Row: 1, Col: 6, Value: 20.9
Row: 1, Col: 7, Value: 4.6
Row: 1, Col: 8, Value: 37.3
Thailand 15.9%
Hong Kong 37.3%
Singapore 12.1%
Philippines 3.0%
Indonesia 4.6%

Other 2.6%
Malaysia 20.9%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   95.2          96.4

Short-term investments   4.8           3.6

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                         % OF FUND'S   % OF FUND'S
                                         INVESTMENTS   INVESTMENTS
                                                       6 MONTHS AGO

Sun Hung Kai Properties Ltd.             7.9           5.1
(Hong Kong, Real Estate)

Hutchison Whampoa Ltd. Ord.              6.0           2.1
(Hong Kong, Electrical Equipment)

Hang Seng Bank Ltd.                      5.1           4.1
(Hong Kong, Banks)

New World Development Co. Ltd.           4.5           1.2
(Hong Kong, Real Estate)

Cheung Kong Holdings Ltd.                4.2           4.4
(Hong Kong, Real Estate)

Telekom Malaysia BHD                     2.9           1.3
(Malaysia, Telephone Services)

Berjaya Sports Toto BHD                  2.7           2.2
(Malaysia, Entertainment)

Henderson Land Development Co. Ltd.      2.7           1.6
(Hong Kong, Real  Estate)

EON (Edaran Otomobil Nasional) BHD       2.2           1.3
(Malaysia, Autos, Tires & Accessories)

Overseas Chinese Banking Corp.           2.1           1.5
(Singapore, Banks)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                                   % OF FUND'S    % OF FUND'S
                                   INVESTMENTS    INVESTMENTS
                                                  6 MONTHS AGO

Construction & Real Estate         26.5           22.9

Finance                            25.4           29.6

Utilities                          11.3           10.4

Industrial Machinery & Equipment   8.2            3.9

Media & Leisure                    7.2            10.5

Transportation                     4.3            3.2

Durables                           3.3            2.4

Technology                         1.7            0.5

Holding Companies                  1.7            5.8

Services                           1.7            0.9


SOUTHEAST ASIA
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 95.2%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
CHINA (PEOPLES REPUBLIC) - 0.6%
Qingling Motors Co. Ltd. Class H  11,400,000 $ 4,791,650
HONG KONG - 39.1%
Cheung Kong Holdings Ltd.   3,905,000  31,311,916
China Light & Power Co. Ltd.   544,000  2,525,749
Citic Pacific Ltd. Ord.   1,332,000  6,477,225
Dao Heng Bank Group Ltd.   1,057,000  4,647,836
HSBC Holdings PLC  482,725  9,888,105
Hang Seng Bank Ltd.   3,187,200  37,819,198
Harbour Ring International Holdings
 Ltd. (warrants) (a)  333  1
Henderson Land Development Co. Ltd.   2,247,000  19,978,952
Hong Kong & Shanghai Hotels  1,738,000  3,191,795
Hong Kong Telecommunications Ltd.   2,427,200  4,277,939
Hutchison Whampoa Ltd. Ord.  6,404,000  44,724,141
Hysan Development Co. Ltd.   654,000  2,097,618
New World Development Co. Ltd.   5,758,731  33,514,769
New World Infrastructure Ltd. (a)  301,300  750,113
New World Infrastructure Ltd. (a)(b)  720,000  1,792,504
Sun Hung Kai Properties Ltd.   5,180,000  58,953,467
Swire Pacific Ltd. Class A  1,737,000  15,332,021
Wharf Holdings Ltd. (b)  3,564,000  14,703,655
  291,987,004
INDONESIA - 4.9%
Bank International Indonesia PT
 (For. Reg.)  1,786,385  2,875,950
Bimantara Citra (For. Reg.)  1,595,000  1,797,484
Ciputra Development PT
 (For. Reg.)  500,000  364,917
 (For. Reg.) (rights) (a)  369,000  37,228
Citra Marga Nusadhala Persada PT
 (For. Reg.)  3,566,000  2,602,587
Gudang Garam PT Perusahaan
 (For. Reg.)  2,768,000  11,051,573
PT Lippo Land Development (For. Reg.)  57,000  116,237
SUCACO (PT Supreme Cable
 Manufacturing Corp.) (For. Reg.)  287,000  258,748
Telkom PT (For. Reg)  4,067,000  6,067,420
Telekomunikasiindo (Persero) PT, Series B
 sponsored ADR  371,600  11,148,000
  36,320,144
KOREA (SOUTH) - 2.8%
Hyundai Engineering & Construction
 Co. Ltd. (a)  8  246
Hyundai Motor Co. Ltd. GDR
 (RFD) (a)  169,000  1,774,500
Hyundai Motor Co. Ltd. sponsored GDR
 (a)(b)  34,000  357,000
Korea Electric Power Corp.   199,510  5,867,584
Korea Mobile Telecommunications Corp.   7,240  7,242,188
Pohang Iron & Steel Co. Ltd.   44,105  2,810,442
SAMSUNG Display Divices  24,780  1,559,527
Samsung Electronics Co. Ltd.  189  13,290
Samsung Co. Ltd. sponsored GDR (a)  21  79
Seoul City Gas Co. Ltd. (a)  20,000  1,464,447
Shinhan Bank  2,740  54,691
  21,143,994
MALAYSIA - 22.3%
Affin Holdings BHD  405,000  1,041,708
Berjaya Sports Toto BHD  5,352,833  20,122,636
Commerce Asset Holding BHD  205,000  1,338,491
Ekran BHD Ord.   2,763,000  11,589,490

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
EON (Edaran Otomobil Nasional) BHD  1,751,000 $ 16,352,182
Genting International  583,000  1,422,520
Hicom Holdings BHD  1,173,000  3,133,137
Kwong Yik Bank BHD  122,000  335,523
Leader Universal Holdings BHD  228,000  509,754
MBF Capital BHD  4,490,000  6,183,056
Magnum Corp. BHD  8,239,000  14,214,729
Malayan Banking BHD  826,000  8,171,422
Malaysia International Shipping BHD
 (For. Reg.)  795,000  2,375,153
Pilecon Engineering BHD  1,228,000  1,652,170
Prime Utilities BHD  201,000  1,988,445
Prime Utilities BHD (warrants) (a)  124,000  343,477
Public Bank BHD (For. Reg.)  1,079,666  2,025,095
PWE Industries BHD  233,000  10,971,865
Resorts World BHD  860,000  4,934,510
Samanda Holdings BHD  408,000  2,228,008
Tanjong PLC (MLAY Reg.)  389,000  1,508,528
Telekom Malaysia BHD  2,426,000  21,407,859
Time Engineering BHD  3,741,000  7,312,944
Time Engineering BHD (warrants) (a)  2,203,500  1,055,057
UMW Holdings BHD (a)  299,000  1,372,482United Engineers BHD  1,466,000
11,602,232
YTL Corp. BHD  2,077,500  11,180,404
YTL Corp. BHD (warrants) (a)  54,500  250,168
  166,623,045
PHILIPPINES - 3.8%
Ayala Land, Inc. Class B  3,257,000  3,470,167
Benpress Holdings Corp. GDR (a)(b)  79,200  574,200
C & P Homes, Inc. (b)  707,850  323,219
Empire East Land, Inc (a).  79,000  38,328
Filinvest Land, Inc. Ord. (a)   1,734,500  587,407
Guoco Holdings Philippines, Inc.   4,539,000  863,585
House of Investments, Inc.   7,616,000  1,072,268
Manila Electric Co. Class B  564,501  4,145,688
Megaworld Properties & Holdings,
 Inc. (a).   938,600  357,154
Petron Corp.   2,846,131  833,912
Philippine Commercial International Bank  52,000  672,755
Philippine Long Distance Telephone Co.
 sponsored ADR  33,100  1,981,863
Philippine Long Distance Telephone  62,900  3,769,692
Philippine National Bank (a)  272,000  3,130,898
Pilipino Telephone Corp. (a)  6,452,000  5,708,105
SM Prime Holdings, Inc. (a)  515,040  109,750
San Miguel Corp. Class B  279,000  1,008,562
  28,647,553
SINGAPORE - 9.1%
Cerebos Pacific Ltd.   56,000  433,061
Delifrance Asia Ltd.  1,070,000  812,274
Development Bank of Singapore Ltd.
 (For. Reg.)  640,000  7,673,643
Keppel Corp. Ltd.   262,000  1,951,756
Overseas Union Bank Ltd. (For. Reg.)  1,366,000  9,303,725
Overseas Chinese Banking Corp.   1,373,200  15,685,364
Parkway Holdings Ltd. (a)  510,000  1,899,610
Singapore International Airlines Ltd.   1,413,000  12,430,791
Singapore Press Holdings Ltd. (For. Reg.) 494,800 8,214,483United Overseas Bank Ltd. (For. Reg.) 822,000 7,989,642
Van Der Horst Ltd.   521,000  1,922,100
  68,316,449

COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
TAIWAN (FREE CHINA) - 1.0%
Cathay Life Insurance Co. Ltd.  991,000 $ 5,937,364
China Motor Co. Ltd.  988,000  1,524,691
  7,462,055
THAILAND - 11.6%
Bank of Ayudhya PCL (For. Reg.)  987,000  2,823,868
Bangkok Bank Ltd. (For. Reg.)  1,020,200  10,875,736
Bangkok Metropolitan Bank PCL
 (For. Reg.)  33,645  17,142
Dhana Siam Finance & Securities PCL:
 (For. Reg.)  1,769,000  4,679,894
 (For. Reg.) (warrants) (a)  163,700  442,693
Ekachart Finance & Securities Co. Ltd.
 (For. Reg.) (warrants) (a)  20,280  12,519
Electricity Generating PCL (For. Reg.)  498,760  1,446,531
Finance One PCL:
 (For. Reg.)  1,206,800  3,405,432
 (For. Reg.) (warrants) (a)  315,350  556,173
General Finance & Securities PCL
 (For. Reg.)  132,400  303,563
Industrial Finance Corp. of Thailand:
 (For. Reg.)  380,000  1,116,990
 Series F (warrants) (a)  665,000  807,956
Krung Thai Bank Ltd. (For. Reg.)  4,261,810  11,692,208
National Finance & Securities PCL
 (For. Reg.)  1,796,100  3,414,104
 (For. Reg.) (warrants) (a)  160,000  184,989
Nithipat Capital PCL  130,700  179,287
Nithipat Capital PCL
 (For. Reg.) (warrants) (a)  80,000  57,221
PTT Exploration & Production (For. Reg.)  361,300  5,182,669
Phatra Thanakit PCL (For. Reg.)  1,073,400  3,975,556
Property Perfect PCL
 (For. Reg.) (warrants) (a)  66,800  23,563
Seamico Securities PCL (For. Reg.) (a)  364,500  414,286
Securities One PCL (For. Reg.)  249,200  1,015,748
Siam Cement PCL (For. Reg.)  129,500  4,425,789
Siam Commercial Bank PCL (For. Reg.)  785,700  7,144,127
TPI Polene PCL (For. Reg.)  369,800  789,892
Telecomasia Corp. PCL (For. Reg.) (a)  779,800  1,497,558
Thai Farmers Bank PCL  380,100  2,904,938
Thai Farmers Bank PCL (For. Reg.) (a):
 (warrants 9/30/99)   580,000  880,854
 (warrants 9/15/02)   74,187  -
Thai Military Bank Ltd. (For. Reg.)  3,397,660  7,856,631
Total Access Communication PCL  807,000  5,568,300
United Communication Industry PCL
 (For. Reg.)  323,800  2,690,402
Univest Land PCL (For. Reg.) (a)  332,100  108,032
  86,494,651
TOTAL COMMON STOCKS
 (Cost $694,063,601)   711,786,545
CASH EQUIVALENTS - 4.8%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 35,585,475 $ 35,580,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $729,643,601) $  747,366,545
LEGEND
(a)  Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $17,750,578 or 2.3% of net assets.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $863,672,482 and $812,994,560, respectively.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $730,737,932. Net unrealized appreciation aggregated $16,628,613, of which $81,662,529 related to appreciated investment securities and $65,033,916 related to depreciated investment securities. The fund hereby designates approximately $4,254,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $16,627,115. Taxes accrued or paid to foreign countries were $1,472,099. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.3%
Basic Industries    0.8
Cash Equivalents   4.8
Construction & Real Estate    26.5
Durables    3.3
Energy    0.8
Finance    25.4
Holding Companies   1.7
Industrial Machinery & Equipment   8.2
Media & Leisure   7.2
Nondurables   1.7
Retail & Wholesale   0.3
Services    1.7
Technology   1.7
Transportation   4.3
Utilities   11.3
    100.0%
SOUTHEAST ASIA
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)


 OCTOBER 31, 1996


ASSETS


Investment in securities, at                                                                                         $ 747,366,545

value (including repurchase agreements of $35,580,000)

(cost $729,643,601) - See accompanying schedule


Cash                                                                                                                  738


Foreign currency held at value                                                                                        2,655,617

New Taiwan dollars

(cost $2,659,769)


Receivable for investments sold                                                                                       9,719,552


Receivable for fund shares sold                                                                                       330,527


Dividends receivable                                                                                                  1,302,284


Redemption fees receivable                                                                                            433


 TOTAL ASSETS                                                                                                         761,375,696


LIABILITIES


Payable for investments purchased                                                                      $ 2,044,299


Payable for fund shares redeemed                                                                        3,082,912


Accrued management fee                                                                                  443,153


Other payables and                                                                                      459,370

accrued expenses


 TOTAL LIABILITIES                                                                                                    6,029,734


NET ASSETS                                                                                                           $ 755,345,962


Net Assets consist of:


Paid in capital                                                                                                      $ 710,949,464


Undistributed net investment income                                                                                   4,729,540


Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                   21,951,743


Net unrealized appreciation (depreciation) on investments                                                             17,715,215

and assets and liabilities in

foreign currencies


NET ASSETS, for 51,430,711                                                                                           $ 755,345,962

shares outstanding


NET ASSET VALUE and redemption price per share ($755,345,962 (divided by) 51,430,711 shares)                          $14.69


Maximum offering price per share (100/97.00 of $14.69)                                                                $15.14



STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 YEAR ENDED OCTOBER 31, 1996

INVESTMENT INCOME                                                                 $ 16,615,857
Dividends

Interest                                                                           2,365,161

                                                                                   18,981,018

Less foreign taxes withheld                                                        (1,472,099
                                                                                  )

 TOTAL INCOME                                                                      17,508,919

EXPENSES

Management fee                                                     $ 6,424,434
Basic fee

 Performance adjustment                                             (882,709
                                                                   )

Transfer agent fees                                                 2,405,622

Accounting fees and expenses                                        510,752

Non-interested trustees' compensation                               3,385

Custodian fees and expenses                                         969,358

Registration fees                                                   77,870

Audit                                                               63,618

Legal                                                               11,334

Miscellaneous                                                       11,399

 Total expenses before reductions                                   9,595,063

 Expense reductions                                                 (112,681       9,482,382
                                                                   )

NET INVESTMENT INCOME                                                              8,026,537

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              55,841,378

 Foreign currency transactions                                      (147,126       55,694,252
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              (24,932,345
                                                                   )

 Assets and liabilities in                                          (5,218         (24,937,563
 foreign currencies                                                )              )

NET GAIN (LOSS)                                                                    30,756,689

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 38,783,226

OTHER INFORMATION                                                                 $ 1,880,183
Sales charges paid to FDC

 Expense reductions                                                               $ 104,197
 Directed brokerage arrangements

  Custodian interest credits                                                       672

  Transfer agent interest credits                                                  7,812

                                                                                  $ 112,681


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED    YEAR ENDED
                                    OCTOBER 31,   OCTOBER 31,
                                    1996          1995




Operations                                                                                     $ 8,026,537      $ 5,996,540
Net investment income

 Net realized gain (loss)                                                                      55,694,252       (21,052,271)

 Change in net unrealized appreciation (depreciation)                                           (24,937,563)     (40,284,105)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 38,783,226       (55,339,836)

Distributions to shareholders from net investment income                                          (10,551,466)     -

Share transactions                                                                                 546,524,731      315,850,011
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 10,313,913       -

 Cost of shares redeemed                                                                        (481,254,069)    (437,770,027)

 Redemption fees                                                                                  1,661,583        1,393,801

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          77,246,158       (120,526,215)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                          105,477,918      (175,866,051)

NET ASSETS

 Beginning of period                                                                               649,868,044      825,734,095

 End of period (including undistributed net investment income of $4,729,540 and $5,866,341,
respectively)                                                                                     $ 755,345,962    $ 649,868,044

OTHER INFORMATION
Shares

 Sold                                                                                             35,716,913       23,184,715

 Issued in reinvestment of distributions                                                           741,474          -

 Redeemed                                                                                          (31,850,201)     (32,874,037)

 Net increase (decrease)                                                                           4,608,186        (9,689,322)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED OCTOBER 31,                   APRIL 19, 1993
                                                                    (COMMENCEME
                                                                    NT
                                                                    OF OPERATIONS)
                                                                    TO
                                                                    OCTOBER 31,

SELECTED PER-SHARE DATA   1996                      1995   1994 D   1993





Net asset value, beginning of period                                 $ 13.88     $ 14.61     $ 13.24     $ 10.00

Income from Investment Operations

 Net investment income                                               .14 H       .15         .04         .01

 Net realized and unrealized gain (loss)                             .87         (.91)       1.23        3.22

 Total from investment operations                                    1.01        (.76)       1.27        3.23



Less Distributions

 From net investment income                                          (.23)       -           (.04)       -

 In excess of net investment income                                  -           -           (.03)       -

 Total distributions                                                 (.23)       -           (.07)       -

Redemption fees added to paid in capital                             .03         .03         .17         .01

Net asset value, end of period                                       $ 14.69     $ 13.88     $ 14.61     $ 13.24

TOTAL RETURN B, C                                                    7.59%       (5.00)%     10.87%      32.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                              $ 755,346   $ 649,868   $ 825,734   $ 499,669

Ratio of expenses to average net assets                              1.13%       1.10%       1.47%       2.00% A,
                                                                                                                   E

Ratio of expenses to average net assets after expense reductions     1.12% F     1.10%       1.47%       2.00% A

Ratio of net investment income to average net assets                 .95%        .90%        .22%        .45% A

Portfolio turnover rate                                              102%        94%         157%        14% A

Average commission rate G                                            $ .0129

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS
OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D EFFECTIVE NOVEMBER 1, 1993, THE FUND ADOPTED STATEMENT OF POSITION
93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION
OF INCOME, CAPITAL
GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT,
NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
 TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND
FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE
SHARES OUTSTANDING DURING THE PERIOD.


UNITED KINGDOM
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. A fund's total return includes changes in share price, plus reinvestment of any dividends (income) and capital gains (the profits the fund earns when it sells stocks that have grown in value). The fund has a 3% sales charge. If Fidelity had not reimbursed certain fund expenses during the period shown, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED                          PAST 1   LIFE OF
OCTOBER 31, 1996                      YEAR     FUND

UNITED KINGDOM                        19.38%   19.38%

UNITED KINGDOM                        15.80%   15.80%
 (INCL. 3% SALES CHARGE)

FT - All Shares Index                 21.94%   21.94%

European Region Funds Average         17.03%   n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, the one year period since the fund started on November 1, 1995. For example, if you invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the FT
- All Shares Index - a market capitalization weighted index of over 750 stocks traded in the U.K. market. The index covers more than 90% of the total capitalization of the U.K. market. To measure how the fund's performance stacked up against its peers, you can compare the fund's performance to the European region funds average, which reflects the performance of 43 mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. over the past 12 months. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIOD ENDED                          PAST 1   LIFE OF
OCTOBER 31, 1996                      YEAR     FUND

UNITED KINGDOM                        19.38%   19.38%

UNITED KINGDOM                        15.80%   15.80%
 (INCL. 3% SALES CHARGE)

FT - All Shares Index                 21.94%   21.94%

European Region Funds Average         17.03%   n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's actual (or cumulative) return and show you what would have happened if the fund had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961031 19961108 143237 S00000000000001
             United Kingdom              FT SE A All Shares
             00344                       FT001
  1995/11/01       9700.00                    10000.00
  1995/11/30       9573.90                    10022.83
  1995/12/31       9778.19                    10308.85
  1996/01/31       9729.49                    10286.94
  1996/02/29       9963.23                    10436.92
  1996/03/31      10099.58                    10556.26
  1996/04/30      10411.24                    10758.55
  1996/05/31      10722.89                    10974.18
  1996/06/30      10596.28                    10872.40
  1996/07/31      10430.72                    10814.03
  1996/08/31      10927.42                    11398.04
  1996/09/30      11005.33                    11615.18
  1996/10/31      11579.95                    12194.21
IMATRL PRASUN   SHR__CHT 19961031 19961108 143238 R00000000000015

Let's say hypothetically that $10,000 was invested in Fidelity United Kingdom Fund on November 1, 1995, when the fund started, and the 3% sales charge was paid. As the chart shows, by October 31, 1996, the value of the investment would have grown to $11,580 - a 15.80% increase on the initial investment. For comparison, look at how the FT - All Shares Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $12,194 - a 21.94% increase.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the
potential for significant growth over time;
however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States.
Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
(checkmark)
UNITED KINGDOM
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Samuel Morse, Portfolio Manager of Fidelity United
Kingdom Fund
Q. HOW DID THE FUND PERFORM, SAM?
A. For the year that ended October 31, 1996, the fund had a total return of 19.38%. For the same period, the FT - All Shares Index returned 21.94%. Additionally, the European region funds average return, as tracked by Lipper Analytical Services, was 17.03%.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S RETURN?
A. On the positive side, companies related to the Lloyd's of London insurance market - such as managing agent Ockham Holdings and London Insurance Market Investment Trust - were able to perform well despite concerns earlier in the period about problematic claims that have plagued Lloyd's for some time. The fund also benefited from the takeover of Southern Water by Scottish Power. Additionally, the fund was the beneficiary of the strong performance of British media stocks and news-syndicate stocks - particularly Reuters - and the underweighting relative to the index of BAT Industries and British Gas.
Q. WHAT HURT THE FUND?
A. In some instances, my stock selection was disappointing. For example, Iceland Group saw sales drop as the company lost market share to big superstore retailers. Additionally, the fund was underweighted in some areas that did better than expected, such as pharmaceutical companies and British banks with Far East operations.
Q. JUST TO BACK UP FOR A MOMENT, WHAT'S HAPPENED IN THE U.K. MARKET
RECENTLY?
A. For much of the year, the British equity market has been driven by a stronger economy, higher corporate profits, a strong U.S. market and receding fears about the tax program of a possible Labor party government. In fact, the U.K.'s FT-SE 100 Index broke through an all-time high of 4000 in early October. The markets were taken by surprise, however, when Chancellor of the Exchequer Kenneth Clarke raised short-term interest rates by a quarter of a percentage point to 6%. Although the pound sterling has strengthened because of these recent developments, British bond and equity markets have underperformed the U.S. and European markets following the policy change.
Q. UNTIL RECENTLY, WHY HAS THE PERFORMANCE OF U.K. STOCKS BEEN CLOSELY RELATED TO THE U.S.?
A. There are several reasons. First, many U.K. companies - such as oil companies and pharmaceuticals - do a lot of business in the U.S. Second, many U.K. companies trade as American Depository Receipts (ADRs) on American stock exchanges and so there's a carryover effect on U.K. listings. Finally, U.S. interest rates play a big part in the flow of money around the globe and thus play a part in the attractiveness of the U.K. market. Now, however, with its interest rates rising, the U.K. has decoupled from the U.S. and Europe, where interest rates are steady or falling.
Q. A BIG EVENT IN OCTOBER WAS THE ANNOUNCEMENT OF A $20.88 BILLION MERGER AGREEMENT BETWEEN BRITISH TELECOMMUNICATIONS AND U.S. LONG-DISTANCE PROVIDER MCI. WHAT'S YOUR ASSESSMENT OF THE NEWS?
A. It could be very positive. BT is buying a business it already knows, because it owns 20% of MCI. Additionally, MCI gives BT greater marketing expertise and a more entrepreneurial approach to the long-distance market. On the other hand, BT gives MCI the local market experience necessary to compete in the recently deregulated U.S. market; MCI and other U.S. long-distance providers' stock prices have been hurt by the belief they may have trouble entering the local markets.
Q. LOOKING AT BROAD SECTOR THEMES, HAVE YOU MADE ANY SUBSTANTIAL CHANGES?
A. Not really. Recently, I've reduced the fund's exposure to the Lloyd's insurance market as the positive developments I outlined before became incorporated into the stocks' prices. I have also maintained a strong position in oil stocks such as Shell Transport and British Petroleum. In the last shareholder report, I spoke of the many oil companies that had effectively cut costs, reduced debt and focused on improving profit margins. Since then, oil prices have risen, and the lower oil prices many investors were anticipating never came to pass.
Q. WHAT DO YOU SEE GOING FORWARD?
A. Although there is a lot of pessimism in the market and many pundits are looking for a correction, I'm reasonably positive. Let's look at what we know. A Labor party victory in the next election is already priced into the market, given its big lead in the polls and the quickly dwindling majority of the Tories in Parliament. While the recent interest rate hike shocked the British bond and stock markets, I believe the Chancellor of the Exchequer will propose a prudent budget that calms the bond market and therefore gives support to equity valuations. Finally, corporate earnings have been good and equity valuations, in my opinion, are still reasonable relative to historical measures and other asset classes.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: long-term growth of capital by investing
mainly in equity securities of British issuers
FUND NUMBER: 344
TRADING SYMBOL: FUTYF
START DATE: November 1, 1995
SIZE: as of October 31,1996, more than
$2 million
MANAGER: Samuel Morse, since inception;
manager, several United Kingdom equity
income funds for Fidelity International,
Limited, since 1993; joined Fidelity in 1990
* TEMPORARY TRADING SYMBOL
(checkmark)
*
SAM MORSE ON THE U.K. AND THE EUROPEAN ECONOMY:
"In the recent past, the economies of many
European countries have endured slow growth.
Much of this slow growth is attributable to the stagnation of the manufacturing and service sectors.
In contrast to much of Europe, the U.K. has not suffered the slow growth found on the Continent and, thus, its equity market has done fairly well. Part of the reason for the contrast is the fact that the U.K.'s monetary policy is not as tight as the rest of Europe, for a simple reason - Britain has not adjusted its monetary policy to be in sync with the European economic and monetary union under the Maastricht
Treaty. Additionally, until recently, the pound sterling has been weak relative to other currencies. This had the effect of raising the competitiveness of British exports and encouraging inward investment. Finally, the U.K. simply has a more flexible labor force in that British companies aren't hampered by unions and strikes to the same extent as France and Germany."
(solid bullet) According to THE ECONOMIST, unemployment in Britain fell to 7.2% in October. That's the lowest rate since February 1991. Additionally, the 12-month rate of consumer price inflation in Britain was 2.7% compared to 1.5% in Germany and 1.8% in France.
UNITED KINGDOM
INVESTMENT CHANGES


GEOGRAPHIC DIVERSIFICATION (% OF FUND'S INVESTMENTS)
(% OF FUND'S INVESTMENTS)
AS OF OCTOBER 31, 1996

Other 2.3%
United States 2.3%
Row: 1, Col: 1, Value: 2.3
Row: 1, Col: 2, Value: 2.3
Row: 1, Col: 3, Value: 95.40000000000001
United Kingdom 95.4%
AS OF APRIL 30, 1996
Other 3.3%
Row: 1, Col: 1, Value: 2.3
Row: 1, Col: 2, Value: 96.7
United Kingdom 96.7%
ASSET ALLOCATION
(% OF FUND'S INVESTMENTS)
                         % OF FUND'S   % OF FUND'S
                         INVESTMENTS   INVESTMENTS
                                       6 MONTHS AGO

Stocks                   97.7          100.0

Short-term investments   2.3           0.0

TOP TEN STOCKS
(% OF FUND'S INVESTMENTS)
                                           % OF FUND'S   % OF FUND'S
                                           INVESTMENTS   INVESTMENTS
                                                         6 MONTHS AGO

Shell Transport & Trading Co. PLC (Reg.)   4.7           3.4
(Oil & Gas)

British Petroleum PLC Ord.                 4.7           4.5
(Oil & Gas)

British Telecommunications PLC Ord.        4.3           4.2
(Telephone Services)

Lloyds TSB Group PLC                       3.3           2.0
(Banks)

Reuters Holdings PLC Ord.                  3.2           3.1
(Computer Services & Software)

SmithKline Beecham PLC Ord.                3.2           2.8
(Drugs & Pharmaceuticals)

Boots Co. PLC (The)                        3.1           2.8
(Retail & Wholesale, Miscellaneous)

Unilever PLC Ord.                          2.9           2.8
(Household Products)

Prudential Corp. PLC                       2.3           2.0
(Insurance)

Barclays PLC Ord.                          2.3           2.1
(Banks)

TOP TEN MARKET SECTORS
(% OF FUND'S INVESTMENTS)
                            % OF FUND'S    % OF FUND'S
                            INVESTMENTS    INVESTMENTS
                                           6 MONTHS AGO

Finance                     19.1           16.0

Nondurables                 11.9           9.2

Utilities                   11.1           14.5

Energy                      9.5            4.5

Retail & Wholesale          8.3            8.3

Media & Leisure             7.4            6.9

Constuction & Real Estate   5.9            6.3

Technology                  5.5            5.4

Health                      4.6            4.3

Services                    3.5            4.3


UNITED KINGDOM
INVESTMENTS OCTOBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 97.7%
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.7%
British Aerospace PLC  2,409 $ 45,613
BASIC INDUSTRIES - 2.0%
CHEMICALS & PLASTICS - 1.4%
Albright & Wilson PLC  5,800  18,307
BOC Group PLC  1,400  19,737
  38,044
METALS & MINING - 0.6%
Cookson Group PLC  4,191  15,410
TOTAL BASIC INDUSTRIES   53,454
CONGLOMERATES - 1.4%
Tomkins PLC Ord.   8,469  35,550
CONSTRUCTION & REAL ESTATE - 5.9%
BUILDING MATERIALS - 3.7%
Baynes (Charles) PLC  8,000  17,376
Blue Circle Industries PLC  3,000  19,392
CRH PLC  3,963  40,815
Polypipe PLC  6,000  19,914
  97,497
CONSTRUCTION - 2.2%
Barratt Developments PLC  4,800  19,875
Persimmon PLC Ord.   5,700  19,336
Taylor Woodrow PLC  7,300  18,410
  57,621
TOTAL CONSTRUCTION & REAL ESTATE   155,118
DURABLES - 3.0%
AUTOS, TIRES, & ACCESSORIES - 2.2%
BBA Group PLC  10,230  59,586
TEXTILES & APPAREL - 0.8%
Tie Rack PLC  6,800  20,246
TOTAL DURABLES   79,832
ENERGY - 9.5%
OIL & GAS - 9.5%
British Petroleum PLC Ord.   11,554  124,116
Shell Transport & Trading Co. PLC (Reg.)  7,600  124,518
  248,634
FINANCE - 19.1%
BANKS - 7.8%
Anglo-Irish Bank Corp. PLC  17,763  20,519
Barclays PLC Ord.   3,828  60,071
Lloyds TSB Group PLC  13,757  87,180
National Westminster Bank PLC Ord.   3,369  38,452
  206,222
CREDIT & OTHER FINANCE - 3.6%
Cattles Holdings  4,300  17,420
London Forfaiting Co.   4,100  19,245
Perpetual PLC  1,000  38,235
Provident Financial Group  2,400  17,982
  92,882
INSURANCE - 6.9%
Hogg Robinson Group  4,100  17,677
Lloyd Thompson Group PLC  7,600  21,268
London Insurance Market Investment
 Trust PLC  7,900  18,702

(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
Ockham Holdings PLC  14,100 $ 20,876
Prudential Corp. PLC  8,057  60,956
Royal & Sun Alliance Insurance
 Group PLC  6,178  42,368
  181,847
SECURITIES INDUSTRY - 0.8%
Mercury Asset Management Group PLC  1,150  21,134
TOTAL FINANCE   502,085
HEALTH - 4.6%
DRUGS & PHARMACEUTICALS - 3.2%
SmithKline Beecham PLC Ord.   6,744  83,281
MEDICAL FACILITIES MANAGEMENT - 1.4%
TC Group PLC  8,100  18,846
Westminster Health Care Holdings PLC  3,900  17,767
  36,613
TOTAL HEALTH   119,894
INDUSTRIAL MACHINERY & EQUIPMENT - 1.4%
ELECTRICAL EQUIPMENT - 1.4%
Premier Farnell PLC  3,400  37,893
MEDIA & LEISURE - 7.4%
BROADCASTING - 1.9%
Capital Radio PLC  1,700  16,042
GWR Group PLC  5,000  16,677
Yorkshire TV Holdings PLC  900  18,743
  51,462
ENTERTAINMENT - 2.2%
EMI Group PLC  1,759  34,543
London Clubs International PLC  4,400  22,479
  57,022
PUBLISHING - 2.5%
Bemrose  900  5,945
EMAP PLC  2,050  23,914
Reed International  1,900  35,364
  65,223
RESTAURANTS - 0.8%
Compass Group PLC Ord.   2,200  21,870
TOTAL MEDIA & LEISURE   195,577
NONDURABLES - 11.9%
BEVERAGES - 3.9%
Bass PLC Ord.   3,350  42,950
Bulmer (HP) Holdings PLC  2,325  19,860
Cadbury-Schweppes PLC Ord.   4,775  39,777
  102,587
FOODS - 2.9%
Grand Metropolitan PLC  6,959  52,479
Man (E D & F) Group PLC  8,300  22,957
  75,436
HOUSEHOLD PRODUCTS - 3.8%
Eyecare Products PLC  5,400  2,987
London International Group PLC (a)  8,575  21,764
Unilever PLC Ord.   3,600  75,616
  100,367
TOBACCO - 1.3%
BAT Industries PLC Ord.   5,000  34,655
TOTAL NONDURABLES   313,045
COMMON STOCKS - CONTINUED
(% OF FUND'S INVESTMENTS)
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - 8.3%
GENERAL MERCHANDISE STORES - 1.4%
Kingfisher PLC  3,400 $ 36,233
GROCERY STORES - 3.0%
Iceland Group PLC  12,900  18,050
Safeway PLC (a)  3,517  20,857
Tesco PLC Ord.   7,473  40,488
  79,395
RETAIL & WHOLESALE, MISCELLANEOUS - 3.9%
Boots Co. PLC (The)  8,000  81,090
Goldsmiths Group PLC  3,400  20,910
  102,000
TOTAL RETAIL & WHOLESALE   217,628
SERVICES - 3.5%
LEASING & RENTAL - 0.7%
National Parking Corp. Ltd.   2,700  19,548
SERVICES - 2.8%
Business Post Group PLC  3,300  24,966
Hays PLC  3,000  25,137
Securicor Group PLC (a)  5,200  23,562
  73,665
TOTAL SERVICES   93,213
TECHNOLOGY - 5.5%
COMPUTER SERVICES & SOFTWARE - 3.2%
Reuters Holdings PLC Ord. (a)  6,800  84,637
ELECTRONIC INSTRUMENTS - 0.8%
Sanderson Electronics PLC  8,000  21,607
ELECTRONICS - 1.5%
Electrocomponents PLC  5,700  38,348
TOTAL TECHNOLOGY   144,592
TRANSPORTATION - 1.4%
SHIPPING - 0.6%
Associated British Ports PLC Ord.   3,700  16,344
TRUCKING & FREIGHT - 0.8%
Ocean Group PLC  2,700  20,207
TOTAL TRANSPORTATION   36,551
UTILITIES - 11.1%
CELLULAR - 1.5%
Vodafone Group PLC  10,494  40,550
ELECTRIC UTILITY - 3.2%
East Midland Electricity PLC  2,200  19,508
National Grid Co. PLC  14,980  43,870
Northern Ireland Electric PLC   3,800  19,970
  83,348
TELEPHONE SERVICES - 4.3%
British Telecommunications PLC Ord.   19,500  112,788
WATER - 2.1%
Hyder PLC  1,500  17,181
Severn Trent PLC Ord.   2,061  20,656
Yorkshire Water PLC Ord.   1,850  18,601
  56,438
TOTAL UTILITIES   293,124
TOTAL COMMON STOCKS
 (Cost $2,262,226)   2,571,803
CASH EQUIVALENTS - 2.3%
(% OF FUND'S INVESTMENTS)
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations), in a joint
 trading account at 5.54%, dated
 10/31/96 due 11/1/96  $ 61,009 $ 61,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $2,323,226)  $ 2,632,803
LEGEND
(a)  Non-income producing
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $3,158,385 and $954,301, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $124 for the period.
INCOME TAX INFORMATION
At October 31, 1996, the aggregate cost of investment securities for income tax purposes was $2,327,392. Net unrealized appreciation aggregated $305,411, of which $342,255 related to appreciated investment securities and $36,844 related to depreciated investment securities.
For the period, interest and dividends from foreign countries were $78,603. Taxes accrued or paid to foreign countries were $8,604.
UNITED KINGDOM
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
(% OF FUND'S INVESTMENTS)

 OCTOBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $61,000) (cost $2,323,226) - See               $ 2,632,803
accompanying schedule

Cash                                                                                                                   472

Receivable for investments sold                                                                                        36,169

Receivable for fund shares sold                                                                                        15,075

Dividends receivable                                                                                                   11,265

Receivable from investment adviser for expense reductions                                                              13,323

 TOTAL ASSETS                                                                                                          2,709,107

LIABILITIES

Payable for investments purchased                                                                          $ 17,601

Payable for fund shares redeemed                                                                            21,702

Accrued management fee                                                                                      1,665

Other payables and                                                                                          12,628
accrued expenses

 TOTAL LIABILITIES                                                                                                     53,596

NET ASSETS                                                                                                            $ 2,655,511

Net Assets consist of:

Paid in capital                                                                                                       $ 2,257,774

Undistributed net investment income                                                                                    26,710

Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions                    60,998

Net unrealized appreciation (depreciation) on investments                                                              310,029
and assets and liabilities in
foreign currencies

NET ASSETS, for 223,304                                                                                               $ 2,655,511
shares outstanding

NET ASSET VALUE and redemption price per share ($2,655,511 (divided by) 223,304 shares)                                $11.89

Maximum offering price per share (100/97.00 of $11.89)                                                                 $12.26


STATEMENT OF OPERATIONS
(% OF FUND'S INVESTMENTS)

 NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO
 OCTOBER 31, 1996

INVESTMENT INCOME                                                              $ 78,603
Dividends

Interest                                                                        3,806

                                                                                82,409

Less foreign taxes withheld                                                     (8,604
                                                                               )

 TOTAL INCOME                                                                   73,805

EXPENSES

Management fee                                                     $ 15,497

Transfer agent fees                                                 5,997

Accounting fees and expenses                                        57,374

Non-interested trustees' compensation                               7

Custodian fees and expenses                                         31,140

Registration fees                                                   42,202

Audit                                                               28,896

Legal                                                               19

Miscellaneous                                                       5

 Total expenses before reductions                                   181,137

 Expense reductions                                                 (140,696    40,441
                                                                   )

NET INVESTMENT INCOME                                                           33,364

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              60,998

 Foreign currency transactions                                      (212        60,786
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              309,577

 Assets and liabilities in                                          452         310,029
 foreign currencies

NET GAIN (LOSS)                                                                 370,815

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                $ 404,179

OTHER INFORMATION                                                              $ 13,869
Sales charges paid to FDC

 Expense reductions                                                            $ 653
  Custodian interest credits

  FMR reimbursement                                                             140,043

                                                                               $ 140,696


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   NOVEMBER 1, 1995
                                    (COMMENCEMENT
                                    OF OPERATIONS) TO
                                    OCTOBER 31,
                                    1996


Operations                                                                   $ 33,364
Net investment income

 Net realized gain (loss)                                                     60,786

 Change in net unrealized appreciation (depreciation)                         310,029

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              404,179

Distributions to shareholders from net investment income                      (6,442
                                                                             )

Share transactions                                                            3,047,222
Net proceeds from sales of shares

 Reinvestment of distributions                                                6,442

 Cost of shares redeemed                                                      (799,432
                                                                             )

 Redemption fees                                                              3,542

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS      2,257,774

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,655,511

NET ASSETS

 Beginning of period                                                          -

 End of period (including undistributed net investment income of $26,710)    $ 2,655,511

OTHER INFORMATION
Shares

 Sold                                                                         295,808

 Issued in reinvestment of distributions                                      651

 Redeemed                                                                     (73,155
                                                                             )

 Net increase (decrease)                                                      223,304



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          NOVEMBER 1, 1995
                          (COMMENCEMENT
                          OF OPERATIONS) TO
                          OCTOBER 31,

SELECTED PER-SHARE DATA   1996




Net asset value, beginning of period                                                                                    $ 10.00

Income from Investment Operations

 Net investment income                                                                                                    .16

 Net realized and unrealized gain (loss)                                                                                1.75

 Total from investment operations                                                                                        1.91



Less Distributions

 From net investment income                                                                                            (.04)

 Redemption fees added to paid in capital                                                                               .02

Net asset value, end of period                                                                                       $ 11.89

TOTAL RETURN A, B                                                                                                     19.38%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                                                                              $ 2,656

Ratio of expenses to average net assets                                                                                  2.00% C

Ratio of expenses to average net assets after expense reductions                                                        1.97% D

Ratio of net investment income to average net assets                                                                     1.62%

Portfolio turnover rate                                                                                                 50%

Average commission rate E                                                                                              $ .0086

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIOD SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL
STATEMENTS).
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE
PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER (SEE
NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 7 OF NOTES TO
FINANCIAL STATEMENTS).
E A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE
FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY
VARY FROM PERIOD
TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES
EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE
STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (the funds) are funds of Fidelity Investment Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities, including restricted securities, for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Equity securities that have reached the limit for aggregate foreign ownership may trade at a premium to the local share price. If the broker-quoted premium is not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which securities are normally traded. FOREIGN CURRENCY TRANSLATION. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, Canada, Emerging Markets, Europe, Europe Capital Appreciation, Japan, Latin America, Pacific Basin and Southeast Asia are not subject to U.S. federal income taxes to the extent that each fund distributes substantially all of its taxable income for its fiscal year. France, Germany, Hong Kong and China, Japan Small Companies, Nordic and United Kingdom intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each fund may be subject to foreign taxes on income, gains on investments or currency repatriation. Each fund accrues such taxes as applicable. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, net operating losses and losses deferred due to wash sales and excise tax regulations. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income (loss), distributions in excess of net investment income, and accumulated undistributed net realized gain (loss)
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in Canada, Emerging Markets, France, Germany, Hong Kong and China, Japan, Japan Small Companies, Latin America, Nordic, Southeast Asia and United Kingdom less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares (1.00% for shares purchased prior to February 1, 1996 for Canada and Japan). Shares held in Europe, Europe Capital Appreciation, and Pacific Basin less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FORWARD FOREIGN CURRENCY CONTRACTS. The funds may use foreign currency contracts to facilitate transactions in foreign securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive order issued by the SEC, each fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities, and may be utilized by the fund as an additional cash management option. Dividends from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions received by each applicable fund are recorded as interest income.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the funds, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds.
FUTURES CONTRACTS AND OPTIONS. The funds generally use futures contracts and options to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Buying futures, writing puts, and buying calls tend to increase the funds' exposure to the underlying instrument. Selling futures, buying puts, and writing calls tend to decrease the funds' exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.
RESTRICTED SECURITIES. The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) and the market value of future contracts opened and closed during the period is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As each fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is
 .45% for each fund. The basic fee for Canada, Europe, Europe Capital Appreciation, Japan, Pacific Basin, and Southeast Asia is subject to a performance adjustment (up to a maximum of (plus/minus) .20% of each fund's average net assets over the performance period) based on each fund's investment performance as compared to the appropriate index over a specified period of time.
For the period, each fund's management fee was equivalent to the following annual rates expressed as a percentage of average net assets after the performance adjustment, if applicable:
Canada  .45%
Emerging Markets  .76%
Europe  .84%
Europe Capital Appreciation  .80%
France  .75%
Germany  .75%
Hong Kong and China  .75%
Japan  .68%
Japan Small Companies  .75%
Latin America  .76%
Nordic  .75%
Pacific Basin  .75%
Southeast Asia  .65%
United Kingdom  .75%
SUB-ADVISER FEE. FMR, on behalf of the funds, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investment Japan Ltd. (Japan, Japan Small Companies, Southeast Asia, Hong Kong and China only). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the funds, is paid a 3% sales charge on sales of shares of each fund.
Shares of Canada, Europe, and Pacific Basin purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption.
The amount received by FDC for sales charges and deferred sales charges is shown under the caption "Other Information" on each applicable fund's Statement of Operations.
TRANSFER AGENT FEES. Fidelity Service Co. (FSC), an affiliate of FMR, is each fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-
based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, each fund's transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:
Canada  .37%
Emerging Markets  .31%
Europe  .29%
Europe Capital Appreciation  .32%
France  .32%
Germany  .35%
Hong Kong and China  .34%
Japan  .31%
Japan Small Companies  .30%
Latin America  .34%
Nordic  .33%
Pacific Basin  .33%
Southeast Asia  .28%
United Kingdom  .29%
ACCOUNTING FEES. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
5. INTERFUND LENDING PROGRAM.
Certain funds participated in the interfund lending program as borrowers. The maximum loan and the average daily loan balances during the periods for which loans were outstanding are shown under the caption "Other Information" at the end of each applicable fund's schedule of investments.
6. BANK BORROWINGS.
Each fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, each fund must pledge to the bank securities having a market value in excess of
6. BANK BORROWINGS - CONTINUED
220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding each fund's participation in the program is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse certain funds' operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 2.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of certain funds' expenses. In addition, the funds have entered into arrangements with their custodians and transfer agents whereby interest earned on uninvested cash balances was used to offset a portion of certain funds' expenses.
For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, FMR and its subsidiaries, were the record owners of more than 5% of the outstanding shares of the following funds:
   FMR   FUND  % OF OWNERSHIP
 France  22
 Germany  16
 Japan  8
 United Kingdom  45
9. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding affiliated companies is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Canada Fund,
 Fidelity Emerging Markets Fund,
 Fidelity Europe Fund,
 Fidelity Japan Fund,
 Fidelity Pacific Basin Fund:
We have audited the accompanying statements of assets and liabilities of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund, including the schedule of portfolio investments, as of October 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Investment Trust: Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
December 16, 1996
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Investment Trust and the Shareholders of:
 Fidelity Europe Capital Appreciation Fund,
 Fidelity France Fund,
 Fidelity Germany Fund,
 Fidelity Hong Kong and China Fund,
 Fidelity Japan Small Companies Fund,
 Fidelity Latin America Fund,
 Fidelity Nordic Fund,
 Fidelity Southeast Asia Fund,
 Fidelity United Kingdom Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund (funds of Fidelity Investment Trust) at October 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Investment Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
Boston, Massachusetts
December 16, 1996
DISTRIBUTIONS


The Board of Trustees of the following funds voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Canada 12/9/96 12/6/96 $.13 $4.29
Emerging Markets 12/16/96 12/13/96 $.25 $.00
Europe 12/9/96 12/6/96 $.24 $1.73
Europe Capital Appreciation 12/16/96 12/13/96 $.23 $1.29
France 12/9/96 12/6/96 $.16 $.61
Germany 12/16/96 12/13/96 $.01 $.35
Hong Kong and China 12/9/96 12/6/96 $.14 $.08
Japan 12/9/96 12/6/96 $.01 $.00
Japan Small Companies 12/16/96 12/13/96 $.00 $.04
Latin America 12/9/96 12/6/96 $.23 $.00
Nordic 12/16/96 12/13/96 $.05 $.10
Pacific Basin 12/16/96 12/13/96 $.08 $.00
Southeast Asia 12/9/96 12/6/96 $.17 $.40
United Kingdom 12/9/96 12/6/96 $.13 $.20
A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:
Canada 25%
Europe 1%
Europe Captial Appreciation 1%
Latin America 1%
The funds will notify shareholders in January 1997 of the applicable percentages for use in preparing 1996 income tax returns.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity Investments Japan Ltd.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
 (U.K.) Limited
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Richard Hazlewood, VICE PRESIDENT, EMERGING MARKETS FUND
Allan Liu, VICE PRESIDENT, SOUTHEAST ASIA FUND
Shigeki Makino, VICE PRESIDENT, JAPAN FUND, PACIFIC BASIN FUND
Kevin McCarey, VICE PRESIDENT, EUROPE CAPITAL APPRECIATION FUND
Patricia Satterthwaite, VICE PRESIDENT, LATIN AMERICA FUND
Thomas Sweeney, VICE PRESIDENT, CANADA FUND
Sally Walden, VICE PRESIDENT, EUROPE FUND
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Service Co.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIANS
The Chase Manhattan Bank
Brooklyn, NY
EMERGING MARKETS FUND, EUROPE FUND, EUROPE CAPITAL APPRECIATION FUND, JAPAN FUND, PACIFIC BASIN FUND, SOUTHEAST ASIA FUND
Brown Brothers Harriman & Co.
Boston, MA
CANADA FUND, FRANCE FUND, GERMANY FUND, HONG KONG AND CHINA FUND, JAPAN SMALL COMPANIES FUND, LATIN AMERICA FUND, NORDIC FUND, UNITED KINGDOM FUND FIDELITY'S INTERNATIONAL EQUITY FUNDS
Canada Fund
Diversified International Fund
Emerging Markets Fund
Europe Fund
Europe Capital Appreciation Fund
France Fund
Germany Fund
Hong Kong and China Fund
International Growth and Income Fund
International Value Fund
Japan Fund
Japan Small Companies Fund
Latin America Fund
Nordic Fund
Overseas Fund
Pacific Basin Fund
Southeast Asia Fund
United Kingdom Fund
Worldwide Fund
CORPORATE HEADQUARTERS
82 Devonshire Street
Boston, MA 02109
1-800-544-8888
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress  1-800-544-5555
SM
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P.O. Box 193
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